As filed with the U.S. Securities and Exchange Commission on March 25, 2026
Securities Act File No. 002‑96408
Investment Company Act File No. 811‑04254

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 415	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 416

Legg Mason Partners Income Trust*
(Exact Name of Registrant as Specified in Charter)

One Madison Avenue
New York, NY 10010
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 877‑6LM‑FUND/656‑3863

Name and address of agent for service:	Copy to:
Marc De Oliveira	Bryan Chegwidden, Esq.	Adam M. Schlichtmann, Esq.
Franklin Templeton	Ropes & Gray LLP	Ropes & Gray LLP
100 First Stamford Place	1211 Avenue of the Americas	Prudential Tower, 800 Boylston Street
Stamford, Connecticut 06902	New York, New York 10036	Boston, Massachusetts 02199
Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ______________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ______________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*
This filing relates solely to Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund and Western Asset Massachusetts Municipals Fund.

WESTERN ASSET
INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

Prospectus	April 1, 2026

Share class (Symbol): A (ITCAX), C (SIMLX), FI (—), I (SICYX), IS (SICMX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 28 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 85 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.40	0.40	0.40	0.40	0.40
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses
Interest and related expenses	0.16	0.16	0.16	0.16	0.16
Remainder of other expenses	0.35	0.33	0.46[6]	0.37	0.26[6]
Total other expenses	0.51	0.49	0.62	0.53	0.42
Total annual fund operating expenses	1.06	1.64	1.27	0.93	0.82
Fees waived and/or expenses reimbursed[7]	(0.15)	(0.13)	(0.26)	(0.27)	(0.19)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[8]	0.91	1.51	1.01	0.66	0.63

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

2	Western Asset Intermediate Maturity California Municipals Fund

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.50% for Class I shares and 0.47% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[8]	Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amounts for each class as a result of interest expense.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	316	540	782	1,476
Class C (with or without redemption at end of period)	154	505	880	1,779
Class FI (with or without redemption at end of period)	103	378	673	1,513
Class I (with or without redemption at end of period)	67	269	488	1,118
Class IS (with or without redemption at end of period)	64	242	436	995
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is exempt from regular federal income tax and California State personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the federal alternative minimum tax.
California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Western Asset Intermediate Maturity California Municipals Fund	3

The fund may invest in securities of any maturity. The fund normally expects to maintain an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the

4	Western Asset Intermediate Maturity California Municipals Fund

fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in California municipal securities. The fund focuses its investments in California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. Certain issuers of California municipal securities have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. Also, the fund may be more volatile than a more geographically diverse fund.
Industrial development bonds risk. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular U.S. federal income tax. Interest earned on IDBs may be subject to the U.S. federal alternative minimum tax.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin

Western Asset Intermediate Maturity California Municipals Fund	5

and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to U.S. federal income and California State personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of exchange-traded funds (“ETFs”) are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have

6	Western Asset Intermediate Maturity California Municipals Fund

received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset Intermediate Maturity California Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class), or by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2023): 5.07 Worst Quarter (03/31/2022): (6.16)

Average annual total returns (%)
(for periods ended December 31, 2025)

Class A	1 year	5 years	10 years
Return before taxes	1.77	0.05	1.20
Return after taxes on distributions	1.77	0.05	1.20
Return after taxes on distributions and sale of fund shares	2.20	0.56	1.47

Other Classes (Return before taxes only)
Class C	3.56	(0.09)	0.84
Class I	4.41	0.73	1.62
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25	0.80	2.34
Bloomberg California Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.73	0.91	2.09
No one index is representative of the fund’s portfolio.
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.
Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

8	Western Asset Intermediate Maturity California Municipals Fund

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer	2024

Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit and Portfolio Manager	2024

Robert E. Amodeo	Head of Municipals	2006

David T. Fare	Portfolio Manager	1998

John Mooney	Portfolio Manager	2023
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877-6LM-FUND/656-3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.

Western Asset Intermediate Maturity California Municipals Fund	9

Tax information
The fund intends to distribute income that is generally exempt from regular U.S. federal income and California State personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the U.S. federal alternative minimum tax.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset Intermediate Maturity California Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities,” or other investments with similar economic characteristics.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
California municipal securities
California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular U.S. federal income and California state personal income taxes.
Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular U.S. federal income and California state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income and/or California state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular U.S. federal income and California state personal income taxes. Some of the fund’s income that is exempt from regular U.S. federal income tax may be subject to the U.S. federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

Western Asset Intermediate Maturity California Municipals Fund	11

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular U.S. federal income and California state personal income taxes.
Maturity
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
The fund normally expects to maintain an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the fund’s subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, inverse floating rate instruments issued in tender option bond transactions, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

12	Western Asset Intermediate Maturity California Municipals Fund

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadviser may choose not to make use of derivatives.
Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular U.S. federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80%

Western Asset Intermediate Maturity California Municipals Fund	13

policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for U.S. federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its U.S. federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

14	Western Asset Intermediate Maturity California Municipals Fund

Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes

Western Asset Intermediate Maturity California Municipals Fund	15

in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or industry or a particular issuer. To the extent that securities of certain issuers behave or are perceived to behave similarly to each other, the market prices of those securities (or the market as a whole) may fall in response to a decline in the price of a particular security. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.

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The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID-19) and its negative impact on tax revenues adversely affected the financial condition of state and local governments. Any long-term economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in California municipal securities. The fund focuses its investments in California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. Certain issuers of California municipal securities have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. In addition, wildfires, drought and other extreme weather events, which are expected to increase in frequency and intensity, impose a significant financial burden on State and local governments. The State is also facing financial challenges as a result of the COVID-19 crisis, which increased pressure on its budgets and adversely affected its ability to meet its outstanding debt obligations. Changes in federal law or regulation, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. In addition, prolonged inflationary pressures could adversely affect California’s economy. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of California may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting

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issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

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An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Current derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for U.S. federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from U.S. federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.

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The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Private activity bonds risk. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Industrial development bonds risk. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular U.S. federal income tax. Interest earned on IDBs may be subject to the U.S. federal alternative minimum tax.
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways, port authorities or other transit facilities. Airport operating income may be affected by the general stability of the airline industry and on the ability of airlines to meet their obligations under agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular U.S. federal income and California State personal income taxes. Unfavorable legislation or litigation, adverse interpretations by U.S. federal or state authorities or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service

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or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income tax and/or California State personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular U.S. federal income tax and/or California State personal income tax, and distributions of any capital gains generally will be subject to regular U.S. federal income and California State personal income taxes. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than California that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.

Western Asset Intermediate Maturity California Municipals Fund	21

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/prospectus (click on the name of the fund) no sooner than 8 business days following the month-end.

22	Western Asset Intermediate Maturity California Municipals Fund

More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at One Madison Avenue, New York, New York 10010, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2025, FTFA’s total assets under management were approximately $138.83 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2025, the total assets under management of Western Asset and its supervised affiliates were approximately $216.97 billion.
FTFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.68 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

Investment professional	Title and recent biography	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2024

Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit, Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2024

Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2006

David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	1998

John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2023
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.40% of its average daily net assets.
For the fiscal year ended November 30, 2025, the fund paid FTFA an effective management fee of 0.22% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s report on Form N-CSR for the period ended May 31, 2025.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C

Western Asset Intermediate Maturity California Municipals Fund	23

shares, 0.85% for Class FI shares, 0.50% for Class I shares and 0.47% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2027, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Western Asset Intermediate Maturity California Municipals Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	0.50% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	None	None	0.75% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Western Asset Intermediate Maturity California Municipals Fund	25

Class I
•
$1,000,000;
•
Waived for certain Service Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•
However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)  if investing through a Systematic Investment Plan, $25;
(ii)  if an individual investor $1,000; and
(iii) none for certain fee- based programs
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
•
$1,000,000;
•
Waived for certain Service Agents with arrangements with the Distributor
•
However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)  if investing through a Systematic Investment Plan, $25;
(ii)  if an individual investor $1,000; and
(iii) none for certain fee-based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee-based programs, you should contact your Service Agent that sponsors the fee-based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

26	Western Asset Intermediate Maturity California Municipals Fund

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class FI, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
To visit the website, go to www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

Western Asset Intermediate Maturity California Municipals Fund	27

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front-end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%. Please see “Contingent deferred sales charges—Class A shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

28	Western Asset Intermediate Maturity California Municipals Fund

•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front-end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13-month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13-month term of the Letter of Intent. If the full amount is not purchased during the 13-month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front-end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.
Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor (excluding Putnam Investments Funds) in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Franklin Templeton sponsored fund;

4.	Employees of Franklin Resources and its subsidiaries; and

5.	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877-6LM-FUND/656-3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Western Asset Intermediate Maturity California Municipals Fund	29

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/prospectus and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.
Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8-year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another eligible fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for U.S. federal income tax purposes.
Contingent deferred sales charges — Class A shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	When you exchange shares for shares of the same share class of another eligible fund sold by the Distributor;

2.	On shares representing reinvested distributions and dividends; and

3.	On shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor (excluding Putnam Investments Funds) and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	On payments made through certain systematic withdrawal plans;

2.	For involuntary redemptions of small account balances;

3.	For 12 months following the death or disability of a shareholder;

4.	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission; and

30	Western Asset Intermediate Maturity California Municipals Fund

5.	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Western Asset Intermediate Maturity California Municipals Fund	31

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•
Name of fund being bought

•
Class of shares being bought

•
Dollar amount or number of shares being bought (as applicable)

•
Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877-6LM-FUND/656-3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor (excluding Putnam Investments Funds) or (iv) certain money market funds, in order to buy shares on a regular basis.

•
Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•
If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•
For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre-paid debit cards, non-bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund will

32	Western Asset Intermediate Maturity California Municipals Fund

accept checks payable to the shareholders that have been issued by a U.S. state or federal government agency. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Western Asset Intermediate Maturity California Municipals Fund	33

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for U.S. federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for U.S. federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.

Exchange from share class	Exchangeable for
Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
Class IS	Advisor Class, Class Z or Class R6
Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•
If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•
If you bought shares directly from the fund, contact the fund at 877-6LM-FUND/656-3863 to learn which funds are available to you for exchanges

•
Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•
Not all funds offer all classes

•
Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•
In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•
Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•
You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•
Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•
The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

34	Western Asset Intermediate Maturity California Municipals Fund

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877-6LM-FUND/656-3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•
Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•
Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity California Municipals Fund	35

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. You may pay transaction costs and/or taxes to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•
The fund name, the class of shares being redeemed and your account number

•
The dollar amount or number of shares being redeemed

•
Signature of each owner exactly as the account is registered

•
Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

36	Western Asset Intermediate Maturity California Municipals Fund

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877-6LM-FUND/656-3863 for more information. Please have the following information ready when you call:

•
Name of fund being redeemed

•
Class of shares being redeemed

•
The dollar amount or number of shares being redeemed

•
Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•
Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•
If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•
Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity California Municipals Fund	37

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

38	Western Asset Intermediate Maturity California Municipals Fund

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset Intermediate Maturity California Municipals Fund	39

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877-6LM-FUND/656-3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

40	Western Asset Intermediate Maturity California Municipals Fund

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee-based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

Western Asset Intermediate Maturity California Municipals Fund	41

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

42	Western Asset Intermediate Maturity California Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a U.S. federal tax. The amount of any dividends or distributions will vary, and there is no guarantee that any dividends or distributions will be paid.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Putnam Investments Funds and Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to U.S. federal income tax matters, and does not address state, local, non-U.S. or non-income taxes. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about U.S. federal, state, local and/or non-U.S. tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from U.S. federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for U.S. federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	U.S. federal income tax status	California personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on California municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund	Long-term capital gain
For personal income tax purposes, California does not provide reduced tax rates for dividends and long-term capital gains.
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject

Western Asset Intermediate Maturity California Municipals Fund	43

to the U.S. federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses and capital loss carryforwards, if any, in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consider the tax implications of buying shares prior to the fund’s declaration of a dividend or capital gain distribution. The price of shares purchased at that time may include the amount of a forthcoming distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption, exchange or other taxable disposition of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

44	Western Asset Intermediate Maturity California Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Intermediate Maturity California Municipals Fund	45

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI or Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s audited financial statements for the fiscal year ended November 30, 2025, is incorporated by reference into the fund’s SAI (see back cover). The fund’s audited annual financial statements for the fiscal year ended November 30, 2025 are available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink:
(https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322826000774/waimcmf-efp21898_ncsr.htm).
Western Asset Intermediate Maturity California Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2025	2024	2023		2022	2021

Net asset value, beginning of year	$8.17	$7.97	$7.96		$8.94	$8.90

Income (loss) from operations:
Net investment income	0.23	0.21	0.19		0.16	0.16
Net realized and unrealized gain (loss)	(0.00) [2]	0.20	0.01	[3]	(0.98)	0.04
Total income (loss) from operations	0.23	0.41	0.20		(0.82)	0.20

Less distributions from:
Net investment income	(0.23)	(0.21)	(0.19)		(0.16)	(0.16)
Total distributions	(0.23)	(0.21)	(0.19)		(0.16)	(0.16)

Net asset value, end of year	$8.17	$8.17	$7.97		$7.96	$8.94
Total return[4]	2.87%	5.21%	2.55%		(9.16)%	2.28%

Net assets, end of year (000s)	$52,239	$59,403	$63,635		$71,245	$86,806

Ratios to average net assets:
Gross expenses	1.06%	0.91%[5]	0.82%[5]		0.86%	0.84%
Net expenses[6,7]	0.90	0.79 [5]	0.75	[5]	0.75	0.75
Net investment income	2.85	2.61	2.40		1.99	1.81

Portfolio turnover rate	6%	26%	7%		10%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[6]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

46	Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity California Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2025	2024	2023		2022	2021

Net asset value, beginning of year	$8.15	$7.95	$7.95		$8.93	$8.88

Income (loss) from operations:
Net investment income	0.18	0.16	0.14		0.11	0.11
Net realized and unrealized gain (loss)	0.01 [2]	0.20	0.01	[2]	(0.98)	0.05
Total income (loss) from operations	0.19	0.36	0.15		(0.87)	0.16

Less distributions from:
Net investment income	(0.18)	(0.16)	(0.15)		(0.11)	(0.11)
Total distributions	(0.18)	(0.16)	(0.15)		(0.11)	(0.11)

Net asset value, end of year	$8.16	$8.15	$7.95		$7.95	$8.93
Total return[3]	2.40%	4.62%	1.84%		(9.72)%	1.79%

Net assets, end of year (000s)	$2,610	$7,032	$11,552		$18,182	$40,303

Ratios to average net assets:
Gross expenses	1.64%	1.51%[4]	1.42%[4]		1.42%	1.39%
Net expenses[5,6]	1.48	1.39 [4]	1.35	[4]	1.35	1.35
Net investment income	2.26	2.00	1.79		1.37	1.20

Portfolio turnover rate	6%	26%	7%		10%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate Maturity California Municipals Fund	47

Western Asset Intermediate Maturity California Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$8.20	$8.00	$7.99	$8.97	$8.93

Income (loss) from operations:
Net investment income	0.25	0.23	0.21	0.18	0.18
Net realized and unrealized gain (loss)	(0.00) [2]	0.20	0.01 [3]	(0.98)	0.04
Total income (loss) from operations	0.25	0.43	0.22	(0.80)	0.22

Less distributions from:
Net investment income	(0.25)	(0.23)	(0.21)	(0.18)	(0.18)
Total distributions	(0.25)	(0.23)	(0.21)	(0.18)	(0.18)

Net asset value, end of year	$8.20	$8.20	$8.00	$7.99	$8.97
Total return[4]	3.12%	5.45%	2.79%	(8.99)%	2.43%

Net assets, end of year (000s)	$15,499	$16,556	$19,124	$25,389	$38,126

Ratios to average net assets:
Gross expenses	0.93%	0.76%	0.68%	0.73%	0.71%
Net expenses[5,6]	0.66	0.54	0.50	0.60	0.60
Net investment income	3.09	2.85	2.64	2.13	1.96

Portfolio turnover rate	6%	26%	7%	10%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]
As a result of an expense limitation arrangement, effective December 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.50%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. Prior to December 1, 2022, the expense limitation was 0.60%.

[6]	Reflects fee waivers and/or expense reimbursements.

48	Western Asset Intermediate Maturity California Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program

•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

•	Shares purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)

•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

•	Shares sold due to return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulations

Western Asset Intermediate Maturity California Municipals Fund	A‑1

•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•	On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement
•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

•	On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement
AMERIPRISE FINANCIAL
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial:
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this Prospectus or the SAI.
•	Rights of accumulation (ROA), as described in this Prospectus or the SAI.
•	Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI.
•	Redemptions made in connection with a return of excess contributions from an IRA account.
•	Shares purchased through a Right of Reinstatement (as defined above).
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

A‑2	Western Asset Intermediate Maturity California Municipals Fund

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to a front-end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.

Western Asset Intermediate Maturity California Municipals Fund	A‑3

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton fund family and Franklin Templeton 529 funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

A‑4	Western Asset Intermediate Maturity California Municipals Fund

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

¡	The redemption and repurchase occur in the same account.
¡
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
¡	A fee-based account held on an Edward Jones platform
¡	A 529 account held on an Edward Jones platform
¡	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Western Asset Intermediate Maturity California Municipals Fund	A‑5

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account

A‑6	Western Asset Intermediate Maturity California Municipals Fund

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

ROBERT W. BAIRD & CO. (“BAIRD”)
Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased within 90 days following a redemption from a Franklin Templeton fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this Prospectus
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of Franklin Templeton fund assets held by accounts within the purchaser’s household at Baird. Eligible Franklin Templeton fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Franklin Templeton funds through Baird, over a 13-month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the fund’s SAI.
Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Western Asset Intermediate Maturity California Municipals Fund	A‑7

Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Franklin Templeton funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•	Purchases of Class 529-A shares through a rollover from another 529 plan.

•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•	Shares acquired through a right of reinstatement.

•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

•	Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Transactions Through PFSI
Effective August 1, 2024, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.

A‑8	Western Asset Intermediate Maturity California Municipals Fund

Share Classes

•	Class A shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.
•	Class A1 and Class C shares: only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Franklin Templeton funds held by the shareholder on the PSS platform.

•
It is the shareholder’s responsibility to inform PFSI of all eligible fund family assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton fund purchased with a sales charge. No shares of Franklin Templeton funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Franklin Templeton fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Franklin Templeton funds on the PSS platform, or other facts qualifying the purchaser for this discount.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases Through PFSI That Are Not Held on the PSS Platform

•	Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k).

Western Asset Intermediate Maturity California Municipals Fund	A‑9

PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

A‑10	Western Asset Intermediate Maturity California Municipals Fund

•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
WELLS FARGO CLEARING SERVICES, LLC AND WELLS FARGO ADVISORS FINANCIAL NETWORK, LLC (COLLECTIVELY, “WELLS FARGO ADVISORS”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

•
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

•	Shares purchased through a rollover from another 529 plan.
•	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Western Asset Intermediate Maturity California Municipals Fund	A‑11

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.

•	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

•
Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

•	Gifts of shares will not be considered when determining breakpoint discounts.

A‑12	Western Asset Intermediate Maturity California Municipals Fund

Western Asset
Intermediate Maturity California Municipals Fund

You may visit www.franklintempleton.com/prospectus for a free copy of a Prospectus, Statement of Additional Information (“SAI”), an annual or semi-annual report or other information such as fund financial statements.
Shareholder reports Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements. The fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended November 30, 2025, as filed on Form N-CSR, are incorporated by reference into (are legally a part of) the SAI.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain copies of the SAI, the fund’s annual and semi-annual reports to shareholders and other information such as fund financial statements (without charge) by contacting your Service Agent, by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.
(Investment Company Act
file no. 811-04254)
90059-P 04/26
© 2026 Franklin Templeton. All rights reserved.

WESTERN ASSET
INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

Prospectus   April 1, 2026

Share class (Symbol): A (IMNYX), C (SINLX), FI (—), I (LMIIX), IS (SNYSX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

I INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 28 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 85 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.40	0.40	0.40	0.40	0.40
Distribution and/or service (12b‑1) fees	0.15	0.75	0.25	None	None
Other expenses
Interest and related expenses	0.04	0.04	0.04	0.04	0.04
Remainder of other expenses	0.24	0.21	0.36[6]	0.25	0.16[6]
Total other expenses	0.28	0.25	0.40	0.29	0.20
Total annual fund operating expenses	0.83	1.40	1.05	0.69	0.60
Fees waived and/or expenses reimbursed[7]	(0.04)	(0.01)	(0.16)	(0.15)	(0.09)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[8]	0.79	1.39	0.89	0.54	0.51

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class—Sales charges” in the Prospectus.

2	Western Asset Intermediate Maturity New York Municipals Fund

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.50% for Class I shares and 0.47% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[8]	Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amounts for each class as a result of interest expense.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	304	480	672	1,225
Class C (with or without redemption at end of period)	142	443	765	1,523
Class FI (with or without redemption at end of period)	91	318	563	1,267
Class I (with or without redemption at end of period)	55	206	370	845
Class IS (with or without redemption at end of period)	52	183	326	741
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the federal alternative minimum tax.
New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Western Asset Intermediate Maturity New York Municipals Fund	3

The fund may invest in securities of any maturity. The fund normally expects to maintain an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
The fund may also invest in securities of other open‑end or closed‑end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. These instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the

4	Western Asset Intermediate Maturity New York Municipals Fund

fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non‑subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in New York municipal securities. When a fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and non‑U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically

Western Asset Intermediate Maturity New York Municipals Fund	5

receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to U.S. federal income and New York State and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of exchange-traded funds (“ETFs”) are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

6	Western Asset Intermediate Maturity New York Municipals Fund

Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset Intermediate Maturity New York Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2023): 6.05 Worst Quarter (03/31/2022): (5.77)

Average annual total returns (%)
(for periods ended December 31, 2025)

Class A	1 year	5 years	10 years
Return before taxes	1.11	0.43	1.41
Return after taxes on distributions	1.11	0.43	1.41
Return after taxes on distributions and sale of fund shares	1.73	0.85	1.65

Other Classes (Return before taxes only)
Class C	2.87	0.25	1.04
Class I	3.70	1.08	1.83
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25	0.80	2.34
Bloomberg New York Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.58	1.18	2.15
No one index is representative of the fund’s portfolio.
The after‑tax returns are shown only for Class A shares, are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.
Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

8	Western Asset Intermediate Maturity New York Municipals Fund

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day‑to‑day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer	2024

Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit and Portfolio Manager	2024

Robert E. Amodeo	Head of Municipals	2006

David T. Fare	Portfolio Manager	2004

John Mooney	Portfolio Manager	2023
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/ None	None/None[5]	None/ None[5]
Eligible Investment Programs	None/None	N/A	None/ None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.

Western Asset Intermediate Maturity New York Municipals Fund	9

Tax information
The fund intends to distribute income that is generally exempt from regular U.S. federal income and New York State and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the U.S. federal alternative minimum tax.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset Intermediate Maturity New York Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities,” or other investments with similar economic characteristics.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
New York municipal securities
New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular U.S. federal income and New York State and New York City personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax‑exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular U.S. federal income and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular U.S. federal income and New York State and New York City personal income taxes. Some of the fund’s income that is exempt from regular U.S. federal income tax may be subject to the U.S. federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular U.S. federal income and New York State and New York City personal income taxes.

Western Asset Intermediate Maturity New York Municipals Fund	11

Maturity
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
The fund normally expects to maintain an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the fund’s subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub‑categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, inverse floating rate instruments issued in tender option bond transactions, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non‑hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value.

12	Western Asset Intermediate Maturity New York Municipals Fund

Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value‑at‑risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadviser may choose not to make use of derivatives.
Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular U.S. federal income and/or New York State or New York City personal income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non‑recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.

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Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over‑the‑counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay‑in‑kind and deferred interest securities
Zero coupon, pay‑in‑kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay‑in‑kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay‑in‑kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay‑in‑kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for U.S. federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non‑cash income, in order to maintain its U.S. federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

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The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or industry or a particular issuer. To the extent that securities of certain issuers behave or are perceived to behave similarly to each other, the market prices of those securities (or the market as a whole) may fall in response to a decline in the price of a particular security. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

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The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non‑U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non‑performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID‑19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non‑subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non‑subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

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Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID‑19) and its negative impact on tax revenues adversely affected the financial condition of state and local governments. Any long-term economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in New York municipal securities. When the fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. As the City of New York serves as the heart of the nation’s financial services industry, the overall level of financial market activity and volatility in U.S. equity markets pose a particularly large degree of uncertainty for the State. State and local tax revenues could be adversely affected by factors such as depressed levels of financial market activity, slow economic growth, increased interest rates, disruption of trade flow due to tariffs, changes in the relative strength of the U.S. dollar, fluctuations in energy prices, changes in real estate markets, and lower than projected employment and income levels. Health care costs and the State’s retirement benefit costs and pension liabilities continue to increase. The State also faced financial challenges as a result of the COVID‑19 crisis, which increased pressure on its budgets and adversely affected its ability to meet its outstanding debt obligations. Changes in federal law or regulation, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New York often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. In addition, prolonged inflationary pressures could adversely affect New York’s economy. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New York may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.

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The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over‑the‑counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and non‑U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over‑the‑counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over‑the‑counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

18	Western Asset Intermediate Maturity New York Municipals Fund

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non‑redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Current derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for U.S. federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from U.S. federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax‑exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.

Western Asset Intermediate Maturity New York Municipals Fund	19

Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non‑investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways, port authorities or other transit facilities. Airport operating income may be affected by the general stability of the airline industry and on the ability of airlines to meet their obligations under agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular U.S. federal income and New York State and New York City personal income taxes. Unfavorable legislation or litigation, adverse interpretations by U.S. federal or state authorities or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income tax and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular U.S. federal income tax and/or New York State and New York City personal income taxes, and distributions of any capital gains generally will be subject to regular U.S. federal income and New York State and New York City personal income taxes. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New York that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

20	Western Asset Intermediate Maturity New York Municipals Fund

Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non‑U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may

Western Asset Intermediate Maturity New York Municipals Fund	21

affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/prospectus (click on the name of the fund) no sooner than 8 business days following the month‑end.

22	Western Asset Intermediate Maturity New York Municipals Fund

More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at One Madison Avenue, New York, New York 10010, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2025, FTFA’s total assets under management were approximately $138.83 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day‑to‑day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2025, the total assets under management of Western Asset and its supervised affiliates were approximately $216.97 billion.
FTFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.68 trillion.
Investment professionals
Primary responsibility for the day‑to‑day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

Investment professional	Title and recent biography	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2024

Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit, Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2024

Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2006

David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2004

John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2023
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.40% of its average daily net assets.
For the fiscal year ended November 30, 2025, the fund paid FTFA an effective management fee of 0.30% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s report on Form N‑CSR for the period ended May 31, 2025.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for

Western Asset Intermediate Maturity New York Municipals Fund	23

Class C shares, 0.85% for Class FI shares, 0.50% for Class I shares and 0.47% for Class IS shares, subject to recapture as described below.In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2027, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b‑1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Western Asset Intermediate Maturity New York Municipals Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front‑end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front‑end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	0.50% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	None	None	0.75% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Western Asset Intermediate Maturity New York Municipals Fund	25

Class I
• $1,000,000;
•   Waived for certain Service Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•   However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a
SystematicInvestment
Plan,$25;
(ii)  if an individual investor
$1,000;and
(iii)  none for certain fee-
basedprograms
	None	None	None	Class I shares of funds sold by the Distributor*	No

Class IS
• $1,000,000;
•   Waived for certain Service Agents with arrangements with the Distributor
•   However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii)  if an individual investor $1,000; and
(iii)  none for certain fee‑based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No
[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee‑based programs, you should contact your Service Agent that sponsors the fee‑based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

26	Western Asset Intermediate Maturity New York Municipals Fund

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee‑based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee‑based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee‑based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class FI, Class I or Class IS shares through a no‑load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
To visit the website, go to www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

Western Asset Intermediate Maturity New York Municipals Fund	27

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front‑end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front‑end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%. Please see “Contingent deferred sales charges—Class A shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

28	Western Asset Intermediate Maturity New York Municipals Fund

•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non‑ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non‑qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front‑end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13‑month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13‑month term of the Letter of Intent. If the full amount is not purchased during the 13‑month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front‑end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.
Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor (excluding Putnam Investments Funds) in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Franklin Templeton sponsored fund;

4.	Employees of Franklin Resources and its subsidiaries; and

5.	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877‑6LM‑FUND/656‑3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Western Asset Intermediate Maturity New York Municipals Fund	29

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/prospectus and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.
Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8‑year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another eligible fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for U.S. federal income tax purposes.
Contingent deferred sales charges – Class A shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	When you exchange shares for shares of the same share class of another eligible fund sold by the Distributor;
2.	On shares representing reinvested distributions and dividends; and
3.	On shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor (excluding Putnam Investments Funds) and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	On payments made through certain systematic withdrawal plans;
2.	For involuntary redemptions of small account balances;
3.	For 12 months following the death or disability of a shareholder;
4.	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission; and

30	Western Asset Intermediate Maturity New York Municipals Fund

5.	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Western Asset Intermediate Maturity New York Municipals Fund	31

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•
Name of fund being bought

•
Class of shares being bought

•
Dollar amount or number of shares being bought (as applicable)

•
Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877‑6LM‑FUND/656‑3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor (excluding Putnam Investments Funds) or (iv) certain money market funds, in order to buy shares on a regular basis.

•
Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•
If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•
For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632‑2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party checks, credit card convenience checks, pre‑paid debit cards, non‑bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund will

32	Western Asset Intermediate Maturity New York Municipals Fund

accept checks payable to the shareholders that have been issued by a U.S. state or federal government agency. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Western Asset Intermediate Maturity New York Municipals Fund	33

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for U.S. federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for U.S. federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.

Exchange from share class	Exchangeable for
Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
Class IS	Advisor Class, Class Z or Class R6
Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•
If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•
If you bought shares directly from the fund, contact the fund at 877‑6LM‑FUND/656‑3863 to learn which funds are available to you for exchanges

•
Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•
Not all funds offer all classes

•
Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•
In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•
Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•
You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•
Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•
The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

34	Western Asset Intermediate Maturity New York Municipals Fund

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877‑6LM‑FUND/656‑3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•
Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•
Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity New York Municipals Fund	35

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. You may pay transaction costs and/or taxes to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•
The fund name, the class of shares being redeemed and your account number

•
The dollar amount or number of shares being redeemed

•
Signature of each owner exactly as the account is registered

•
Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

36	Western Asset Intermediate Maturity New York Municipals Fund

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877‑6LM‑FUND/656‑3863 for more information. Please have the following information ready when you call:

•
Name of fund being redeemed

•
Class of shares being redeemed

•
The dollar amount or number of shares being redeemed

•
Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•
Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•
If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•
Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.
For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity New York Municipals Fund	37

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

38	Western Asset Intermediate Maturity New York Municipals Fund

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset Intermediate Maturity New York Municipals Fund	39

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non‑U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non‑U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877‑6LM‑FUND/656‑3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next‑to‑last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund‑by‑fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

40

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30‑day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax‑advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee‑based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non‑Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non‑Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS‑recognized tax‑advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

41

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

42	Western Asset Intermediate Maturity New York Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a U.S. federal tax. The amount of any dividends or distributions will vary, and there is no guarantee that any dividends or distributions will be paid.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Putnam Investments Funds and Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and
•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax‑advantaged account. Except as specifically noted, the discussion is limited to U.S. federal income tax matters, and does not address state, local, non‑U.S. or non‑income taxes. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non‑U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about U.S. federal, state, local and/or non‑U.S. tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from U.S. federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York State and New York City personal income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for U.S. federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	U.S. federal income tax status	New York personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New York municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund	Long-term capital gain
For personal income tax purposes, New York does not provide reduced tax rates for dividends and long-term capital gains.
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject

Western Asset Intermediate Maturity New York Municipals Fund	43

to the U.S. federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses and capital loss carryforwards, if any, in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consider the tax implications of buying shares prior to the fund’s declaration of a dividend or capital gain distribution. The price of shares purchased at that time may include the amount of a forthcoming distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption, exchange or other taxable disposition of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

44	Western Asset Intermediate Maturity New York Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a‑5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Intermediate Maturity New York Municipals Fund	45

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI or Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s audited financial statements for the fiscal year ended November 30, 2025, is incorporated by reference into the fund’s SAI (see back cover). The fund’s audited annual financial statements for the fiscal year ended November 30, 2025 are available upon request by calling toll-free 877‑6LM‑FUND/656‑3863 or via the following hyperlink: (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322826000772/waimny-efp21901_ncsr.htm).
Western Asset Intermediate Maturity New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$8.26	$8.11	$8.06	$8.90	$8.73

Income (loss) from operations:
Net investment income	0.22	0.21	0.20	0.16	0.16
Net realized and unrealized gain (loss)	(0.04)	0.15	0.05	(0.84)	0.17
Total income (loss) from operations	0.18	0.36	0.25	(0.68)	0.33

Less distributions from:
Net investment income	(0.22)	(0.21)	(0.20)	(0.16)	(0.16)
Total distributions	(0.22)	(0.21)	(0.20)	(0.16)	(0.16)

Net asset value, end of year	$8.22	$8.26	$8.11	$8.06	$8.90
Total return[2]	2.19%	4.48%	3.11%	(7.70)%	3.84%

Net assets, end of year (000s)	$60,356	$67,265	$77,082	$84,873	$101,301

Ratios to average net assets:
Gross expenses	0.83%	0.83%[3]	0.80%[3]	0.84%	0.84%
Net expenses[4,5]	0.77	0.80 [3]	0.78 [3]	0.75	0.75
Net investment income	2.69	2.57	2.45	1.90	1.84

Portfolio turnover rate	8%	2%	12%	31%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

46	Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$8.25	$8.11	$8.06	$8.91	$8.74

Income (loss) from operations:
Net investment income	0.17	0.16	0.15	0.11	0.11
Net realized and unrealized gain (loss)	(0.04)	0.14	0.05	(0.85)	0.17
Total income (loss) from operations	0.13	0.30	0.20	(0.74)	0.28

Less distributions from:
Net investment income	(0.17)	(0.16)	(0.15)	(0.11)	(0.11)
Total distributions	(0.17)	(0.16)	(0.15)	(0.11)	(0.11)

Net asset value, end of year	$8.21	$8.25	$8.11	$8.06	$8.91
Total return[2]	1.60%	3.76%	2.52%	(8.35)%	3.22%

Net assets, end of year (000s)	$2,119	$4,719	$14,070	$18,762	$25,770

Ratios to average net assets:
Gross expenses	1.41%	1.43%[3]	1.40%[3]	1.41%	1.40%
Net expenses[4,5]	1.35	1.39 [3]	1.38 [3]	1.35	1.35
Net investment income	2.10	1.96	1.84	1.29	1.25

Portfolio turnover rate	8%	2%	12%	31%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate Maturity New York Municipals Fund	47

Western Asset Intermediate Maturity New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$8.25	$8.10	$8.04	$8.89	$8.72

Income (loss) from operations:
Net investment income	0.24	0.23	0.22	0.17	0.18
Net realized and unrealized gain (loss)	(0.05)	0.15	0.05	(0.85)	0.17
Total income (loss) from operations	0.19	0.38	0.27	(0.68)	0.35

Less distributions from:
Net investment income	(0.23)	(0.23)	(0.21)	(0.17)	(0.18)
Total distributions	(0.23)	(0.23)	(0.21)	(0.17)	(0.18)

Net asset value, end of year	$8.21	$8.25	$8.10	$8.04	$8.89
Total return[2]	2.43%	4.84%	3.33%	(7.68)%	4.00%

Net assets, end of year (000s)	$60,875	$67,598	$63,211	$49,123	$38,576

Ratios to average net assets:
Gross expenses	0.69%	0.66%	0.62%	0.70%	0.70%
Net expenses[3,4]	0.54	0.55	0.53	0.60	0.60
Net investment income	2.92	2.82	2.71	2.07	1.99

Portfolio turnover rate	8%	2%	12%	31%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.50%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceeded the expense limitation as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. Prior to December 1, 2022, the expense limitation was 0.60%.

[4]	Reflects fee waivers and/or expense reimbursements.

48	Western Asset Intermediate Maturity New York Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front‑end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front‑end, contingent deferred, or back‑end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front‑end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front‑end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front‑end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front‑end, Back‑end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulations

Western Asset Intermediate Maturity New York Municipals Fund	A‑1

•
Front‑end or level-load shares held in commission-based, non‑taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans) that are transferred to fee‑based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front‑end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front‑end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•	On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement
•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

•	On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement
AMERIPRISE FINANCIAL
Front‑end sales charge reductions on Class A shares purchased through Ameriprise Financial:
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this Prospectus or the SAI.
•	Rights of accumulation (ROA), as described in this Prospectus or the SAI.
•	Letter of intent, as described in this Prospectus or the SAI.
Front‑end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI.
•	Redemptions made in connection with a return of excess contributions from an IRA account.
•	Shares purchased through a Right of Reinstatement (as defined above).
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

A‑	2	Western Asset Intermediate Maturity New York Municipals Fund

MORGAN STANLEY WEALTH MANAGEMENT
Front‑end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax‑free basis, without clients being subject to a front‑end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.

Western Asset Intermediate Maturity New York Municipals Fund	A‑3

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front‑End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton fund family and Franklin Templeton 529 funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

A‑4	Western Asset Intermediate Maturity New York Municipals Fund

•	Shares purchased in an Edward Jones fee‑based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

¡	The redemption and repurchase occur in the same account.
¡
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non‑mutual fund products.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529‑A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529‑A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee‑based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

¡	A fee‑based account held on an Edward Jones platform
¡	A 529 account held on an Edward Jones platform
¡	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Western Asset Intermediate Maturity New York Municipals Fund	A‑5

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account

A‑6	Western Asset Intermediate Maturity New York Municipals Fund

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

ROBERT W. BAIRD & CO. (“BAIRD”)
Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front‑End Sales Charge Waivers on Class A‑shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased within 90 days following a redemption from a Franklin Templeton fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this Prospectus
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of Franklin Templeton fund assets held by accounts within the purchaser’s household at Baird. Eligible Franklin Templeton fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Franklin Templeton funds through Baird, over a 13‑month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front‑end sales charge waivers and contingent deferred, or back‑end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the fund’s SAI.
Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front‑end sales charge if you purchase Class A shares through Stifel.

Western Asset Intermediate Maturity New York Municipals Fund	A‑7

Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front‑end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Franklin Templeton funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front‑end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in a Stifel fee‑based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•	Purchases of Class 529‑A shares through a rollover from another 529 plan.
•	Purchases of Class 529‑A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee‑based program.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Transactions Through PFSI
Effective August 1, 2024, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.

A‑8	Western Asset Intermediate Maturity New York Municipals Fund

Share Classes

•	Class A shares: in non‑retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.
•	Class A1 and Class C shares: only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Franklin Templeton funds held by the shareholder on the PSS platform.

•
It is the shareholder’s responsibility to inform PFSI of all eligible fund family assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton fund purchased with a sales charge. No shares of Franklin Templeton funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Franklin Templeton fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one‑time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13‑month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front‑end sales charge. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Franklin Templeton funds on the PSS platform, or other facts qualifying the purchaser for this discount.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non‑IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account, and 3) the redeemed shares were subject to a front‑end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases Through PFSI That Are Not Held on the PSS Platform

•	Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one‑participant 401(k) plan or solo 401(k).

Western Asset Intermediate Maturity New York Municipals Fund	A‑9

PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front‑End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front‑end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

A‑10	Western Asset Intermediate Maturity New York Municipals Fund

•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13‑month period of time (if applicable).
WELLS FARGO CLEARING SERVICES, LLC AND WELLS FARGO ADVISORS FINANCIAL NETWORK, LLC (COLLECTIVELY, “WELLS FARGO ADVISORS”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

•
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

•	Shares purchased through a rollover from another 529 plan.
•	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.

•	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front‑end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

•
Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR‑SEPs or Keogh plans.

•	Gifts of shares will not be considered when determining breakpoint discounts.

Western Asset Intermediate Maturity New York Municipals Fund	A‑11

Western Asset
Intermediate Maturity New York Municipals Fund
You may visit www.franklintempleton.com/prospectus for a free copy of a Prospectus, Statement of Additional Information (“SAI”), an annual or semi-annual report or other information such as fund financial statements.
Shareholder reports Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N‑CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N‑CSR, you will find the fund’s annual and semi-annual financial statements. The fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended November 30, 2025, as filed on Form N‑CSR, are incorporated by reference into (are legally a part of) the SAI.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain copies of the SAI, the fund’s annual and semi-annual reports to shareholders and other information such as fund financial statements (without charge) by contacting your Service Agent, by calling the fund at 877‑6LM‑FUND/656‑3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e‑mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811‑04254) 90060‑P 04/26 © 2026 Franklin Templeton. All rights reserved.

A‑12	Western Asset Intermediate Maturity New York Municipals Fund

WESTERN ASSET
MASSACHUSETTS
MUNICIPALS FUND

Prospectus   April 1, 2026

Share class (Symbol): A (SLMMX), C (SMALX), FI (—), I (LHMIX), IS (LHISX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as is consistent with the preservation of principal.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 28 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 85 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.45	0.45	0.45	0.45	0.45
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.57	0.59	0.68[6]	0.57	0.48[6]
Total annual fund operating expenses	1.17	1.74	1.38	1.02	0.93
Fees waived and/or expenses reimbursed[7]	(0.42)	(0.44)	(0.53)	(0.47)	(0.41)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.30	0.85	0.55	0.52

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2	Western Asset Massachusetts Municipals Fund

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	449	693	956	1,707
Class C (with redemption at end of period)	232	504	902	1,863
Class C (without redemption at end of period)	132	504	902	1,863
Class FI (with or without redemption at end of period)	87	385	705	1,612
Class I (with or without redemption at end of period)	56	278	517	1,204
Class IS (with or without redemption at end of period)	53	255	474	1,104
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is exempt from regular federal income tax and Massachusetts state personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the federal alternative minimum tax.
Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities which have remaining maturities at the time of purchase from one to more than thirty years.
The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Western Asset Massachusetts Municipals Fund	3

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.

4	Western Asset Massachusetts Municipals Fund

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
University and college bonds risk. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Western Asset Massachusetts Municipals Fund	5

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to U.S. federal income or Massachusetts state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of exchange-traded funds (“ETFs”) are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service

6	Western Asset Massachusetts Municipals Fund

providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset Massachusetts Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2023): 7.14  Worst Quarter (03/31/2022): (6.69)

Average annual total returns (%)
(for periods ended December 31, 2025)

Class A	1 year	5 years	10 years
Return before taxes	(0.83)	(0.87)	0.93
Return after taxes on distributions	(0.83)	(0.87)	0.93
Return after taxes on distributions and sale of fund shares	0.56	(0.14)	1.30

Other Classes (Return before taxes only)
Class C	1.41	(0.56)	0.82
Class I	3.22	0.17	1.55
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25	0.80	2.34
Bloomberg Massachusetts Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.13	0.54	2.10
No one index is representative of the fund’s portfolio.
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.
Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

8	Western Asset Massachusetts Municipals Fund

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer	2024

Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit and Portfolio Manager	2024

Robert E. Amodeo	Head of Municipals	2006

David T. Fare	Portfolio Manager	2006

John Mooney	Portfolio Manager	2023
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/ None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/ None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877-6LM-FUND/656-3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.

Western Asset Massachusetts Municipals Fund	9

Tax information
The fund intends to distribute income that is generally exempt from regular U.S. federal income and Massachusetts state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the U.S. federal alternative minimum tax.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset Massachusetts Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Massachusetts municipal securities
Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular U.S. federal income and Massachusetts state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular U.S. federal income and Massachusetts personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income and/or Massachusetts personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular U.S. federal income and Massachusetts state personal income taxes. Some of the fund’s income that is exempt from regular U.S. federal income tax may be subject to the U.S. federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Massachusetts.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular U.S. federal income and Massachusetts personal income taxes.

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Maturity
Although the fund may invest in securities of any maturity, the fund primarily focuses on intermediate- and long-term municipal securities. The fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, inverse floating rate instruments issued in tender option bond transactions, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadviser may choose not to make use of derivatives.

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Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular U.S. federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and may be treated as a form of borrowing.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders

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of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for U.S. federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its U.S. federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or

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other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or industry or a particular issuer. To the extent that securities of certain issuers behave or are perceived to behave similarly to each other, the market prices of those securities (or the market as a whole) may fall in response to a decline in the price of a particular security. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes

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in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and

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interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID-19) and its negative impact on tax revenues adversely affected the financial condition of state and local governments. Any long-term economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. Employment levels, personal income and home prices contribute significantly to Massachusetts tax revenues, and the Commonwealth could suffer from declines in these or other sources of revenue. Industries significant to the state’s economy, such as the technology, biotech, financial services or healthcare industries, could experience downturns or fail to develop as expected, hurting the local economy. Additionally, events such as epidemics or pandemics, and the significant uncertainty and stress to the financial resources they may cause to the Commonwealth and its municipalities may impair the ability of the Commonwealth and its municipalities to repay their obligations. Meanwhile, certain state expenditures such as health care costs and the Commonwealth’s retirement benefit costs and pension liabilities continue to increase. Changes in federal law or regulation, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Reductions in federal funding or other changes that increase state spending could place additional strain on the Commonwealth and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in the Commonwealth often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Massachusetts municipal securities to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. In addition, prolonged inflationary pressures could adversely affect Massachusetts’ economy. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of Massachusetts may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have

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different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss

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substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Current derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the fund may not be considered the owner of a TOB for U.S. federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from U.S. federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Additionally, both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. As a result of the Volcker Rule and the Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s July 21, 2017 compliance date. To the extent the fund serves as such a sponsor, although the fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB trust’s municipal bonds. The Risk Retention Rules may adversely affect the fund’s ability to engage in TOB trust transactions or increase the costs of such transactions in certain circumstances.
The fund has restructured its TOB Trusts in conformity with regulatory guidelines. Under the TOB Trust structure, the liquidity provider (i.e., liquidity facility provided by a third party bank or other financial institution) or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters. Any loans made by the liquidity provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased rate based on the number of days the loan is outstanding.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder

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to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
University and college bonds risk. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.
Hospital and health care facility bonds risk. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular U.S. federal income or Massachusetts state personal income taxes. Unfavorable legislation or litigation, adverse interpretations by U.S. federal or state authorities or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular U.S. federal income tax and/or Massachusetts state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular U.S. federal income tax and/or Massachusetts state personal income tax, and distributions of any capital gains generally will be subject to regular U.S. federal income and potentially Massachusetts state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular U.S. federal income tax may nevertheless be taken into account for purposes of the U.S. federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than Massachusetts that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. An investment in an ETF is subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value.

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For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. An ETF will generally gain or lose value consistent with the performance of its portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

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Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/prospectus (click on the name of the fund) no sooner than 8 business days following the month-end.

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More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at One Madison Avenue, New York, New York 10010, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2025, FTFA’s total assets under management were approximately $138.83 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2025, the total assets under management of Western Asset and its supervised affiliates were approximately $216.97 billion.
FTFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.68 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

Investment professional	Title and recent biography	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2024

Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit, Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2024

Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2006

David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2006

John Mooney	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2023
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.45% of its average daily net assets.
For the fiscal year ended November 30, 2025, the fund paid FTFA an effective management fee of 0.02% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s report on Form N-CSR for the period ended May 31, 2025.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.30% for Class

Western Asset Massachusetts Municipals Fund	23

C shares, 0.85% for Class FI shares, 0.55% for Class I shares and 0.52% for Class IS shares, subject to recapture as described below.In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2027, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Western Asset Massachusetts Municipals Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b-1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	Up to 3.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	1.00% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A in the month of, or the month following, the 8 year anniversary of the Class C share purchase date (conversion date occurs typically on a Friday in the middle of the month); please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor*	No

Class I	• $1,000,000; • Waived for certain Service	None	None	None	Class I shares of funds sold by the Distributor*	No

Western Asset Massachusetts Municipals Fund	25

•
Agents with arrangements with the Distributor and certain individuals affiliated with Franklin Templeton
•
However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)   if investing through a Systematic Investment Plan, $25;
(ii)  if an individual investor $1,000; and
(iii) none for certain fee- based programs

Class IS
•
$1,000,000;
•
Waived for certain Service Agents with arrangements with the Distributor
•
However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i)  if investing through a Systematic Investment Plan, $25;
(ii)  if an individual investor $1,000; and
(iii) none for certain fee-based programs
	None	None	None	Class IS shares of funds sold by the Distributor*	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee-based programs, you should contact your Service Agent that sponsors the fee-based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

*
If this share class is not available, you may be eligible to exchange into a different share class of such fund; see “Exchanging shares — Exchangeability between funds without the same share class” below.

26	Western Asset Massachusetts Municipals Fund

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class FI, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
To visit the website, go to www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

Western Asset Massachusetts Municipals Fund	27

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	3.75	3.90	3.50
$100,000 but less than $250,000	3.25	3.36	3.00
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front-end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

28	Western Asset Massachusetts Municipals Fund

•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front-end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13-month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13-month term of the Letter of Intent. If the full amount is not purchased during the 13-month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front-end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.
Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor (excluding Putnam Investments Funds) in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Franklin Templeton sponsored fund;

4.	Employees of Franklin Resources and its subsidiaries; and

5.	Franklin Templeton donor-advised funds (such as the Franklin or Fiduciary Trust Charitable Programs) or investors purchasing through such funds.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877-6LM-FUND/656-3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Western Asset Massachusetts Municipals Fund	29

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/prospectus and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
The Distributor generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted in the month of, or the month following, the 8-year anniversary of purchase. The monthly conversion processing date typically occurs around the middle of every month and generally falls on a Friday. It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another eligible fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for U.S. federal income tax purposes.
Contingent deferred sales charges – Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	When you exchange shares for shares of the same share class of another eligible fund sold by the Distributor;

2.	On shares representing reinvested distributions and dividends; and

3.	On shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor (excluding Putnam Investments Funds) and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	On payments made through certain systematic withdrawal plans;

2.	For involuntary redemptions of small account balances;

30	Western Asset Massachusetts Municipals Fund

3.	For 12 months following the death or disability of a shareholder;

4.	On redemptions with respect to investors where the Distributor did not pay the Service Agent a commission; and

5.	On redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/prospectus, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Western Asset Massachusetts Municipals Fund	31

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•
Name of fund being bought

•
Class of shares being bought

•
Dollar amount or number of shares being bought (as applicable)

•
Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877-6LM-FUND/656-3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor (excluding Putnam Investments Funds) or (iv) certain money market funds, in order to buy shares on a regular basis.

•
Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•
If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•
For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.
Additional information about purchases
If you pay with a check or electronic transfer (ACH) that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, third-party

32	Western Asset Massachusetts Municipals Fund

checks, credit card convenience checks, pre-paid debit cards, non-bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund will accept checks payable to the shareholders that have been issued by a U.S. state or federal government agency. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Western Asset Massachusetts Municipals Fund	33

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor (excluding Putnam Investments Funds), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. Additionally, if the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see “Exchangeability between funds without the same share class” below).

In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for U.S. federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for U.S. federal income tax purposes. You should talk to your tax professional before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Exchangeability between funds without the same share class	If the fund you are exchanging into does not offer your share class, you may be able to exchange your shares for a different share class.

Exchange from share class	Exchangeable for
Class I	Class A shares of Franklin U.S. Government Money Fund, Advisor Class or Class Z
Class IS	Advisor Class, Class Z or Class R6
Class FI	Class R

Franklin Templeton offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•
If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•
If you bought shares directly from the fund, contact the fund at 877-6LM-FUND/656-3863 to learn which funds are available to you for exchanges

•
Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•
Not all funds offer all classes

•
Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•
In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•
Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•
You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•
Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•
The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

34	Western Asset Massachusetts Municipals Fund

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877-6LM-FUND/656-3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•
Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•
Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Massachusetts Municipals Fund	35

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. You may pay transaction costs and/or taxes to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•
The fund name, the class of shares being redeemed and your account number

•
The dollar amount or number of shares being redeemed

•
Signature of each owner exactly as the account is registered

•
Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

36	Western Asset Massachusetts Municipals Fund

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877-6LM-FUND/656-3863 for more information. Please have the following information ready when you call:

•
Name of fund being redeemed

•
Class of shares being redeemed

•
The dollar amount or number of shares being redeemed

•
Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•
Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•
If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•
Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Massachusetts Municipals Fund	37

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
Purchase, redemption and exchange requests mailed to Franklin Templeton’s address in San Mateo, California, rather than to the address set forth in the “Buying shares” and “Redeeming shares” sections above, will be date- and time-stamped when received in San Mateo. If these requests are in good order, such orders will be priced at the next net asset value calculated after the date and time indicated by the stamp on the request.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

The fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. If your shares are transferred to an applicable U.S. state or territory from an IRA account, that could be treated as a taxable distribution from your IRA to you. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the fund’s transfer agent.
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, you may be asked to include a Medallion signature guarantee with your redemption request if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $250,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.

38	Western Asset Massachusetts Municipals Fund

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset Massachusetts Municipals Fund	39

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877-6LM-FUND/656-3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Franklin Templeton funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if your account has been open for more than one year and the aggregate value of the fund shares in your account is less than $500. You will be notified in writing

40	Western Asset Massachusetts Municipals Fund

and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-day period, the fund may close your account and send you the redemption proceeds. You will not be charged a contingent deferred sales charge, if applicable, if your account is closed for this reason. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) Class A accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion with a low balance due to the conversion; (iii) tax-advantaged retirement plan accounts; (iv) accounts with an active systematic investment plan; (v) accounts held through a 529 college saving program; (vi) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents, (vii) Coverdell Education Saving Plan accounts; and (viii) accounts identified to us by the applicable Service Agent as being fee-based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-advantaged savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

Western Asset Massachusetts Municipals Fund	41

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

42	Western Asset Massachusetts Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a U.S. federal tax. The amount of any dividends or distributions will vary, and there is no guarantee that any dividends or distributions will be paid.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Putnam Investments Funds and Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to U.S. federal income tax matters, and does not address state, local, non-U.S. or non-income taxes. Further information regarding taxes, including certain U.S. federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about U.S. federal, state, local and/or non-U.S. tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from U.S. federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Massachusetts municipal securities will also be exempt from Massachusetts personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for U.S. federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	U.S. federal income tax status	Massachusetts personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on Massachusetts municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain if reported as capital gain dividends by the fund	Long-term capital gain; a portion may be exempt from tax
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the U.S. federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-

Western Asset Massachusetts Municipals Fund	43

term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses and capital loss carryforwards, if any, in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consider the tax implications of buying shares prior to the fund’s declaration of a dividend or capital gain distribution. The price of shares purchased at that time may include the amount of a forthcoming distribution. You should consult your tax professional before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption, exchange or other taxable disposition of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax professional about your investment in the fund.

44	Western Asset Massachusetts Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Massachusetts Municipals Fund	45

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI or Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s audited financial statements for the fiscal year ended November 30, 2025, is incorporated by reference into the fund’s SAI (see back cover). The fund’s audited annual financial statements for the fiscal year ended November 30, 2025 are available upon request by calling toll-free
877-6LM-FUND/656-3863 or via the following hyperlink: (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322826000770/wammf-efp21904_ncsr.htm).
Western Asset Massachusetts Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$11.67	$11.33	$11.27	$12.95	$12.88

Income (loss) from operations:
Net investment income	0.31	0.30	0.30	0.23	0.23
Net realized and unrealized gain (loss)	(0.19)	0.34	0.06	(1.68)	0.07
Total income (loss) from operations	0.12	0.64	0.36	(1.45)	0.30

Less distributions from:
Net investment income	(0.30)	(0.30)	(0.30)	(0.23)	(0.23)
Total distributions	(0.30)	(0.30)	(0.30)	(0.23)	(0.23)

Net asset value, end of year	$11.49	$11.67	$11.33	$11.27	$12.95
Total return[2]	1.13%	5.70%	3.21%	(11.21)%	2.37%

Net assets, end of year (000s)	$27,919	$29,167	$30,734	$38,181	$52,483

Ratios to average net assets:
Gross expenses	1.17%	1.03%	0.97%	0.95%	0.91%
Net expenses[3,4]	0.75	0.75	0.75	0.75	0.75
Net investment income	2.71	2.59	2.64	1.98	1.81

Portfolio turnover rate	10%	12%	6%	28%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

46	Western Asset Massachusetts Municipals Fund

Western Asset Massachusetts Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$11.67	$11.33	$11.27	$12.94	$12.87

Income (loss) from operations:
Net investment income	0.24	0.24	0.24	0.17	0.17
Net realized and unrealized gain (loss)	(0.18)	0.34	0.05	(1.67)	0.06
Total income (loss) from operations	0.06	0.58	0.29	(1.50)	0.23

Less distributions from:
Net investment income	(0.24)	(0.24)	(0.23)	(0.17)	(0.16)
Total distributions	(0.24)	(0.24)	(0.23)	(0.17)	(0.16)

Net asset value, end of year	$11.49	$11.67	$11.33	$11.27	$12.94
Total return[2]	0.58%	5.12%	2.64%	(11.62)%	1.81%

Net assets, end of year (000s)	$757	$1,162	$1,171	$1,014	$1,798

Ratios to average net assets:
Gross expenses	1.74%	1.58%	1.53%	1.51%	1.45%
Net expenses[3,4]	1.30	1.30	1.30	1.30	1.30
Net investment income	2.16	2.05	2.09	1.41	1.30

Portfolio turnover rate	10%	12%	6%	28%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

Western Asset Massachusetts Municipals Fund	47

Western Asset Massachusetts Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$11.67	$11.34	$11.28	$12.96	$12.88

Income (loss) from operations:
Net investment income	0.33	0.32	0.32	0.25	0.25
Net realized and unrealized gain (loss)	(0.18)	0.33	0.06	(1.68)	0.08
Total income (loss) from operations	0.15	0.65	0.38	(1.43)	0.33

Less distributions from:
Net investment income	(0.33)	(0.32)	(0.32)	(0.25)	(0.25)
Total distributions	(0.33)	(0.32)	(0.32)	(0.25)	(0.25)

Net asset value, end of year	$11.49	$11.67	$11.34	$11.28	$12.96
Total return[2]	1.36%	5.81%	3.41%	(11.06)%	2.61%

Net assets, end of year (000s)	$5,538	$19,470	$26,215	$30,580	$51,178

Ratios to average net assets:
Gross expenses	1.02%	0.91%	0.84%	0.84%	0.79%
Net expenses[3,4]	0.55	0.55	0.55	0.60	0.60
Net investment income	2.89	2.80	2.84	2.11	1.93

Portfolio turnover rate	10%	12%	6%	28%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, effective December 1, 2022, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. Prior to December 1, 2022, the expense limitation was 0.60%.

[4]	Reflects fee waivers and/or expense reimbursements.

48	Western Asset Massachusetts Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Sales Load Waivers Available at Merrill

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•	Shares purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g., the fund’s officers or trustees)
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•	Shares sold due to return of excess contributions from an IRA account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulations

Western Asset Massachusetts Municipals Fund	A‑1

•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•	On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement
•
Letters of Intent (“LOI”), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

•	On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement
AMERIPRISE FINANCIAL
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial:
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this Prospectus or the SAI.
•	Rights of accumulation (ROA), as described in this Prospectus or the SAI.
•	Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	Redemptions due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI.
•	Redemptions made in connection with a return of excess contributions from an IRA account.
•	Shares purchased through a Right of Reinstatement (as defined above).
•	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

A‑2	Western Asset Massachusetts Municipals Fund

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to a front-end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.
Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.

Western Asset Massachusetts Municipals Fund	A‑3

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Franklin Templeton funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton fund family and Franklin Templeton 529 funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

A‑4	Western Asset Massachusetts Municipals Fund

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

¡	The redemption and repurchase occur in the same account.
¡
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
¡	A fee-based account held on an Edward Jones platform
¡	A 529 account held on an Edward Jones platform
¡	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Western Asset Massachusetts Municipals Fund	A‑5

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”
OPPENHEIMER & CO. INC.
Effective May 15, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account

A‑6	Western Asset Massachusetts Municipals Fund

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

ROBERT W. BAIRD & CO. (“BAIRD”)
Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•
Shares purchased within 90 days following a redemption from a Franklin Templeton fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this Prospectus
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of Franklin Templeton fund assets held by accounts within the purchaser’s household at Baird. Eligible Franklin Templeton fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Franklin Templeton funds through Baird, over a 13-month period of time
STIFEL, NICOLAUS & COMPANY, INCORPORATED AND ITS BROKER DEALER AFFILIATES (“STIFEL”)
Shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the fund’s SAI.
Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Western Asset Massachusetts Municipals Fund	A‑7

Rights of Accumulation

•
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Franklin Templeton funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end Sales Charge Waivers on Class A Shares Available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:

•
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front‑end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

•	Shares from rollovers into Stifel from retirement plans to IRAs.
•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

•	Purchases of Class 529-A shares through a rollover from another 529 plan.
•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts

•
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Transactions Through PFSI
Effective August 1, 2024, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.

A‑8	Western Asset Massachusetts Municipals Fund

Share Classes

•	Class A shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.
•	Class A1 and Class C shares: only in accounts that already hold such shares.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Franklin Templeton funds held by the shareholder on the PSS platform.

•
It is the shareholder’s responsibility to inform PFSI of all eligible fund family assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Franklin Templeton fund purchased with a sales charge. No shares of Franklin Templeton funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Franklin Templeton fund purchased on the PSS platform.

•
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Franklin Templeton funds on the PSS platform, or other facts qualifying the purchaser for this discount.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

•
Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Policies Regarding Fund Purchases Through PFSI That Are Not Held on the PSS Platform

•	Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k).

Western Asset Massachusetts Municipals Fund	A‑9

PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

A‑10	Western Asset Massachusetts Municipals Fund

•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion

•
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
WELLS FARGO CLEARING SERVICES, LLC AND WELLS FARGO ADVISORS FINANCIAL NETWORK, LLC (COLLECTIVELY, “WELLS FARGO ADVISORS”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

•
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

•	Shares purchased through a rollover from another 529 plan.
•	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Western Asset Massachusetts Municipals Fund	A‑11

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.

•	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

•
Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

•	Gifts of shares will not be considered when determining breakpoint discounts.

A‑12	Western Asset Massachusetts Municipals Fund

Western Asset
Massachusetts Municipals Fund

You may visit www.franklintempleton.com/prospectus for a free copy of a Prospectus, Statement of Additional Information (“SAI”), an annual or semi-annual report or other information such as fund financial statements.
Shareholder reports Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements. The fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended November 30, 2025, as filed on Form N-CSR, are incorporated by reference into (are legally a part of) the SAI.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain copies of the SAI, the fund’s annual and semi-annual reports to shareholders and other information such as fund financial statements (without charge) by contacting your Service Agent, by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-04254) 90029-P 04/26 © 2026 Franklin Templeton. All rights reserved.

April 1, 2026

LEGG MASON PARTNERS INCOME TRUST

Fund	Ticker Symbol

	Class A	Class C	Class FI	Class I	Class IS
WESTERN ASSET INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND (“Intermediate Maturity California Municipals Fund”)	ITCAX	SIMLX	—	SICYX	SICMX
WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND (“Intermediate Maturity New York Municipals Fund”)	IMNYX	SINLX	—	LMIIX	SNYSX
WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND (“Massachusetts Municipals Fund”)	SLMMX	SMALX	—	LHMIX	LHISX

One Madison Avenue

New York, New York 10010

877-6LM-FUND/656-3863

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated April 1, 2026, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. This SAI contains additional information about each fund listed above (references to the “Fund” mean each Fund listed on this cover page, unless otherwise noted).

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended November 30, 2025, as filed on Form N-CSR, are incorporated herein by reference (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322826000774/waimcmf-efp21898_ncsr.htm https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322826000772/waimny-efp21901_ncsr.htm https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322826000770/wammf-efp21904_ncsr.htm). The Fund’s Prospectus, copies of the annual and semi-annual reports and other information such as Fund financial statements may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Fund’s distributor to sell shares of the Fund (each called a “Service Agent”), by writing the Fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030, by calling the telephone number set forth above, by sending an e-mail request to prospectus.us.franklintempleton@fisglobal.com or by visiting www.franklintempleton.com/prospectus. Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, Inc., serves as the Fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

BK31 SAI 04/26

GLOSSARY OF TERMS

Because the following is a combined glossary of terms, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“12b-1 Plans” means the Fund’s distribution and shareholder services plan.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Board” means the Board of Trustees or Board of Directors, as applicable.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” (if applicable) means the corporation listed on the cover page of this SAI.

“Directors” means the directors of the Corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Franklin Distributors, LLC (“Franklin Distributors”) is the Fund’s distributor.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Franklin Resources” means Franklin Resources, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Director” or “Independent Trustee” (as applicable) means a Director of the Corporation or a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Corporation or Trust (as applicable).

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“Legg Mason” means Legg Mason, Inc.

“Manager” or “FTFA” means Franklin Templeton Fund Adviser, LLC.

“NAV” means net asset value.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”).

“NYSE” means the New York Stock Exchange.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Service Agent” means each bank, broker, dealer, insurance company, investment adviser, financial consultant or adviser, mutual fund supermarket and any other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

“Subadviser” means Western Asset Management Company, LLC, as referred to in the Fund’s Prospectus and this SAI.

“Trust” (if applicable) means the trust listed on the cover page of this SAI.

“Trustees” means the trustees of the Trust.

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act, as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investment practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Intermediate Maturity California Municipals Fund

●

Investment objective. The Fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.

●

Under normal circumstances, the Fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is exempt from regular U.S. federal income tax and California State personal income taxes. The Fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the U.S. federal alternative minimum tax.

●	The Fund may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

●	The Fund may invest up to 20% of its assets in unrated securities that the Subadviser determines to be equivalent to investment grade.

Intermediate Maturity New York Municipals Fund

●

Investment objective. The Fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.

●

Under normal circumstances, the Fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the U.S. federal alternative minimum tax.

●	The Fund may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

●	The Fund may invest up to 20% of its assets in unrated securities that the Subadviser determines to be equivalent to investment grade.

Massachusetts Municipals Fund

●

Investment objective. The Fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of principal.

●

Under normal circumstances, the Fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is exempt from regular U.S. federal income tax and Massachusetts personal income taxes. The Fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the U.S. federal alternative minimum tax.

●	The Fund may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Municipal Securities:

Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its assets in its state’s investment grade municipal securities or other investments with similar economic characteristics.

Massachusetts Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Manager or the Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

With respect to the fundamental policy relating to investments in municipal securities for each of Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund set forth above, each Fund considers any investment in municipal securities that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in municipal securities.

With respect to the fundamental policy relating to investments in Massachusetts municipal securities for Massachusetts Municipals Fund set forth above, the Fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the Fund’s assets that must be invested in Massachusetts municipal securities.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund is subject to greater risk than a diversified fund. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

Non-Fundamental Investment Policies

The following are some of the non-fundamental investment limitations that the Fund currently observes:

●

If at any time another registered open-end investment company that is part of the same group of investment companies as the Fund invests in the Fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the Fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

●

Massachusetts Municipals Fund Only: The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Commodity Exchange Act Regulation — Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Alternative Investment Strategies and Temporary Defensive Investments

At times the Fund’s portfolio manager may judge that conditions in the securities markets make pursuing the Fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the portfolio manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these defensive strategies, the Fund may invest without limit in securities that the portfolio manager believes present less risk to the Fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the portfolio manager considers consistent with such defensive strategies, such as, but not limited to, options or futures. During periods in which such strategies are used, the duration of the Fund may diverge from the duration range for the Fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the Fund will use these alternative strategies. As a result of using these alternative strategies, the Fund may not achieve its investment objective. Additionally, although the portfolio manager has the ability to take defensive positions, the portfolio manager may choose not to do so for a variety of reasons, even during volatile market conditions.

Artificial Intelligence

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence (“GAI”). GAI is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output.

Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.

The use of artificial intelligence in general may adversely impact markets, the overall performance of the Fund’s investments, or the services provided to the Fund by its service providers. The Manager or the Subadviser or a third party service provider may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and the Fund’s investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the Manager or the Subadviser expects it and the third party service provider to the Fund may, from time to time, adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.

Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Manager or the Subadviser, a third-party service provider, the Fund or its investments to utilize artificial intelligence in the manner it has to-date, and may have an adverse impact on the ability of any of those entities to continue to operate as intended.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund maintains its cash and cash equivalents, there can be no assurance that the Fund would be able to access uninsured funds in a timely manner or at all and the Fund may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Fund.

Benchmark Reference Rates Risk

Many debt securities, derivatives, and other financial instruments utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and the Secured Overnight Financing Rate (each a “Reference Rate”). Instruments in which the Fund invests may pay interest at floating rates based on such Reference Rates or may be subject to interest caps or floors based on such Reference Rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such Reference Rates. The elimination of a Reference Rate or any other changes to or reforms of the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any instruments or payments linked to those Reference Rates.

For example, some Reference Rates, as well as other types of rates and indices, are described as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Borrowings

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this requirement would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Collateralized Debt Obligations (“CDOs”), Collateralized Loan Obligations (“CLOs”) and Collateralized Bond Obligations (“CBOs”)

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Custodial Receipts

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation for U.S. federal income tax purposes, the yield on the underlying security would be reduced by any entity-level corporate taxes paid by the issuer.

Custodial receipts may also evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. Custodial receipts are generally not considered obligations of the U.S. government for purposes of securities laws.

Cybersecurity Risk

Like other funds and business enterprises, the Fund, the Manager and the Subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund, the Manager, the Subadviser, and other service providers are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund, the Manager and the Subadviser and/or their service providers to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, and other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s, the Manager’s and the Subadviser’s and/or their service providers’ ability to plan for or respond to a cyber attack.

Debt and Fixed Income Securities

The Fund may invest in a variety of debt and fixed income securities, which may be issued by governmental, corporate or other issuers. Debt securities may pay fixed, floating or variable rates of interest or interest at a rate contingent upon some other factor. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

These securities share principal risks. For example, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Also, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the Fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

Changing Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. To the extent the Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changes in monetary or fiscal policy may exacerbate the risks associated with changing interest rates. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. In recent years, the U.S. government implemented increases to the federal funds interest rate and there may be further rate increases or other actions which may increase market volatility to the extent inconsistent with general market expectations. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses. Changing interest rates could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

Fixed Income Securities Ratings. Securities rated in the fourth highest ratings category by a NRSRO, such as those rated BBB by S&P, or Baa by Moody’s, and unrated securities of comparable quality, are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Securities rated below the fourth highest ratings category by a NRSRO, including those rated below Baa by Moody’s or BBB by S&P, and unrated securities of comparable quality, are generally considered below “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for lower rated securities to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case for high rated securities. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board, Manager or Subadviser (as applicable).

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Illiquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to settle a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to settle the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Illiquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make initial margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin (known as “variation margin”) if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Counterparty risk. Derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty (or its affiliates), the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s (or its affiliates’) bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to increased risk that its counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of the counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Counterparty risk and many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States.

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Currency derivatives risk. Currency related transactions may be negatively affected by factors such as government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders, if applicable.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations have been or are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under relatively new special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the United Kingdom and the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one currency to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or to otherwise fulfill its obligations in connection with settlement. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to sell a specified quantity of an underlying instrument or asset, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to buy the underlying instrument or asset, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index calculated for purposes of settlement and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option or at the expiration of the option, depending on the terms of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts and related options may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument or asset while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument or asset, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange or by its FCM to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from an FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument or asset, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument or asset and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Risks of Futures Contracts and Options Thereon. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or asset, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities or other assets being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged assets. If the price of the futures contract moves less than the price of assets that are the subject of the hedge, the hedge will not be fully effective; but if the price of the assets being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the assets being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a market for such contracts. Although the Fund intends to purchase and sell futures and related options only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments, where applicable. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The CFTC and domestic exchanges have also established (and continue to evaluate and revise) speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts. Under current rules and regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes, unless an exemption applies. This aggregation could preclude additional trading by the Fund in such contracts and may require positions held by the Fund to be liquidated, which may adversely affect the performance of the Fund.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts for the relevant account class, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s price were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that the underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple

(“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swapped returns are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into a swap agreement for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

Risks of Swaps Generally. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” swaps are subject to the following risks:

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The absence of a central exchange or market for OTC swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Relatively recent legislation and implementing regulation require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearing member and clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse and the clearing member through which the Fund holds its position may be unable to or may otherwise fail to perform their obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit/counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each cleared swaps customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. Also, in contrast to OTC swaps, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared swaps at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk of its clearing member, because margin for cleared swaps in excess of clearinghouse margin requirements typically is held by the clearing member. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing members is developed by the clearing members and generally is less favorable to the Fund than typical OTC swap

documentation.For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party (or its affiliates) defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors typically have lower liquidity than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Total Return Swaps. Total return swaps are contracts in which, during a specified period, one party agrees to make periodic payments based on the change in market value of an underlying instrument, which may include a specified security, basket of securities or security indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of an underlying instrument increases but receive payments from the other party if the value of that underlying instrument decreases. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or asset.

Credit Default Swaps and Related Investments. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a debt-reference obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. It is possible that developments in the swap market, including new or modified government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Fund may also purchase credit default swap contracts to attempt to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit default swap index products that provide exposure to obligations of multiple issuers. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risks with investments in credit default swaps discussed above.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps. The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the Fund’s portfolio manager may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. An ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent certain exemptive rules or other available exemptive relief. However, under Rule 12d1-4, the Fund may invest in other investment companies, including ETFs, in excess of these limits, subject to certain conditions. These restrictions may limit the Fund’s ability to invest in ETFs to the extent desired. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

High Yield (“Junk”) Bonds

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by issuers of these securities is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to senior indebtedness. In addition, the market value of securities in lower rated categories is generally more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also limit the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations often have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer exercises that right, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in lower rated zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than lower rated bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund (if applicable). Neither event will require sale of these securities by the Fund, but the portfolio manager will consider the event in determining whether the Fund should continue to hold the security.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time consistent with applicable regulatory requirements. Because illiquid investments may not be readily marketable, the Fund may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund and other Franklin Templeton ETFs and open-end funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP designed to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s LRMP administrator to administer such program and review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4 or any amendment thereto, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the Fund because they are managed by the Manager or an affiliate of the Manager, may invest in the Fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the Fund may experience relatively large redemptions or investments due to transactions in Fund shares by a fund or other significant investor. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Large redemptions of Fund shares may indirectly result in required distributions to non-redeeming shareholders, and those distributions would generally be taxable to shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. Redemptions may result in the recognition of short-term capital gains by the Fund, and distributions of short-term capital gains will generally be taxed at ordinary income tax rates for shareholders who hold Fund shares in a taxable account. Redemptions may directly or indirectly result from actions taken (or not taken) by the Trust, the Manager, the Subadviser, a fund, or an affiliate. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

The Manager and the Subadviser are subject to potential conflicts of interest in connection with investments in the Fund by an affiliated fund due to their affiliation. For example, the Manager or the Subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The Manager, the Subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Fund’s shareholders, although there can be no assurance that such efforts will be successful. The Manager and the Subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and, may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including Rule 12d1-4, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the acquired fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Investment in Affiliated Money Market Funds

The Fund may invest, to the extent permitted by applicable law, all or some of its short-term cash investments in a money market fund or similarly-managed pool advised by the Manager, Subadviser or an affiliate of the Manager that may or may not be required to register with the SEC as an investment company. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of the fund in which it invests, which may result additional expenses for the Fund.

Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s net asset value. Loans may not be considered “securities” for certain purposes and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral. In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments. Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value.

The issuer of a loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. The Fund’s portfolio manager may avoid receiving this type of information about the issuer of a loan either held by or considered for investment by the Fund, because of prohibitions on trading in securities of issuers while in possession of such information. The decision not to receive material, non-public information may place the Fund at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer.

Mortgage-Backed and Other Asset-Backed Securities – Generally

An asset-backed security is a fixed income security that derives its value primarily from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations.

Asset-backed and mortgage-backed securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. The average life of asset-backed and mortgage-backed securities is likely to be substantially less than the original maturity of the underlying asset pools as a result of prepayments or foreclosures of mortgages, as applicable. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. To the extent the loans underlying a security representing an interest in a pool of mortgages or other assets are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining interest rates because, among other reasons, it may be possible for borrowers to refinance their outstanding obligation at lower interest rates. When market interest rates increase, the market values of asset-backed and mortgage-backed securities decline. At the same time, however, refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of asset-backed and mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

Changes in the market’s perception of the mortgages or assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed or mortgage-backed security, as will the exhaustion of any credit enhancement.

The risks of investing in asset-backed and mortgage-backed securities ultimately depend upon the payment of the underlying loans by the individual borrowers. In its capacity as purchaser of an asset-backed security or mortgage-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. The risk of non-payment is greater for asset-backed and mortgage-backed securities that are backed by pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting loan repayments may include a general economic turndown and high unemployment. Mortgage-backed securities may be adversely affected by a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Developments following the onset of COVID-19 have adversely impacted the commercial real estate markets, causing the deferral of mortgage payments, renegotiated commercial mortgage loans, commercial real estate vacancies or outright mortgage defaults, and potential acceleration of macro trends such as work from home and online shopping which may negatively impact certain industries, such as brick-and-mortar retail.

Additional information regarding different types of asset-backed and mortgage-backed securities is provided below. Governmental, government-related or private entities may create pools of loan assets offering pass-through investments in addition to those described below. As new types of asset-backed or mortgage-backed securities are developed and offered to investors, the portfolio manager may, consistent with the Fund’s investment objective and policies, consider making investments in such new types of securities.

Mortgage-backed securities. Mortgage-backed securities (“MBS”) represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are assembled for sale to investors (such as the Fund) by various governmental or government-related agencies and private organizations, such as dealers.

Government-sponsored MBS. Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Privately issued MBS. Unlike MBS issued or guaranteed by the U.S. government or certain government-sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBS”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. Adjustable rate mortgages eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates of the adjustable rate mortgages are subject to periodic adjustment based on changes to a designated benchmark index.

Mortgages underlying most ARMBS may contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain adjustable rate mortgages provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the maximum rate for the adjustable rate mortgages underlying an ARMBS, the ARMBS’ coupon may represent a below market rate of interest. In these circumstances, the market value of the ARMBS will likely have fallen. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that remain in the mortgage pool underlying the ARMBS may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. In addition, the current yields on ARMBS may be different than market yields during interim periods between coupon reset dates.

Stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

SMBS have greater volatility than other types of securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, the secondary market for SMBS may be more volatile and have lower liquidity than that for other MBS, potentially limiting the Fund’s ability to buy or sell SMBS at any particular time.

Collateralized mortgage obligations. Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the Fund, the Fund could experience delays in liquidating both its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond would decline and may be considerably more volatile than that of a fixed-rate bond.

Other Asset-Backed Securities – Additional Information

Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to the risks described above under “Mortgage-Backed and Other Asset-Backed Securities — Generally,” including risks associated with changes in interest rates and prepayment of underlying obligations.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Additionally, an asset-backed security is subject to risks associated with the servicing agent’s or originator’s performance. For example, a servicing agent or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed commercial paper. The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks,

ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Forward Roll Transactions

In a forward roll transaction, also known as a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. The Fund may enter into a forward roll transaction commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the Fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the Fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date.

Forward roll transactions involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a forward roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the forward roll transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Successful use of forward roll transactions may depend on the portfolio manager’s ability to correctly predict interest rates and prepayments. There is no assurance that forward roll transactions can be successfully employed.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 U.S. states and the District of Columbia and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is generally excluded from gross income for regular U.S. federal income tax purposes, although it may be subject to a U.S. federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond to pay interest and repay principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under U.S. federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT. For regular U.S. federal income tax purposes such interest is tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular U.S. federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund. The TOB Floaters typically have first priority on the cash flow from the Fixed Rate Bond held by the trust, and the remaining cash flow, less certain expenses, is paid to holders of the TOB Residuals. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the Fund and may be invested in additional securities. This would generate economic leverage for the Fund.

TOB Residuals in which the Fund will invest will pay interest or income that, in the opinion of counsel to the applicable TOB Trust, is exempt from regular U.S. federal income tax. Neither the Fund, nor the Manager, nor the Subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the Fund, but will rely on the opinion of counsel to the applicable TOB Trust. There is a risk that the Fund will not be considered the owner of a TOB for U.S. federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from U.S. federal income tax.

Typically, a liquidity provider is engaged to purchase the TOB Floaters at their original purchase price plus accrued interest upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the TOB Trust, or certain regulatory or tax events. A Fund participating in a TOB transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the TOB Floaters. If the liquidity provider acquires the TOB Floaters upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Fixed Rate Bond held by the TOB Trust or to cause the TOB Trust to sell the securities and distribute the proceeds to the liquidity provider.

The TOB Trust may be collapsed without the consent of the Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs typically include the bankruptcy or default of the issuer of the Fixed-Rate Bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the Fixed-Rate Bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the Fixed-Rate Bonds, and a judgment or ruling that interest on the Fixed-Rate Bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the Fixed-Rate Bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the liquidity provider. In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders. In contrast, generally in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Fund may invest in a TOB Trust on either a non-recourse and recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “liquidity provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the liquidity provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters.

When the Fund invests in TOB Trusts on a non-recourse basis, and the liquidity provider is required to make a payment under the liquidity facility, the liquidity provider will typically liquidate all or a portion of the fixed-income bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If the Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the liquidity provider pursuant to which the Fund is required to reimburse the liquidity provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. The net economic effect of this agreement is to treat the Fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the Fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events. Such an arrangement may expose the Fund to a risk of loss that exceeds its investment in the TOB and the residual interest income received by the Fund.

In a non-recourse transaction, the Fund does not expect to pay the liquidity provider in the event that it suffers a loss. However, the Fund might incur a loss if the liquidity provider liquidates the TOB Trust at an inopportune time. Even if a TOB transaction was entered into on a non-recourse basis, under certain circumstances it might be in the Fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the TOB Trust at that time.

Transactions in the short-term floating rate interests of TOBs are generally facilitated by a remarketing agent for the TOB Trust, which sets an interest rate for the securities periodically, usually every 7-35 days. Holders of the floating rate securities usually have the right to require the TOB Trust or a specified third party acting as agent for the TOB Trust (such as the liquidity provider) to purchase the bonds, usually at par plus accrued interest, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the TOB Trust and to the Fund, as described above. A Fund participating in a TOB transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the TOB Trust.

If the Fund purchases all or a portion of the short-term floating rate securities sold by the TOB Trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the TOB Trust in exchange for a proportionate amount of the municipal bonds or other securities held by the TOB Trust.

In December 2013, U.S. regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), both of which place restrictions on TOB Trust sponsors and their participation in TOB transactions. TOB Trusts and related transactions are generally considered to be subject to the limitations of the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. No exemption to the Volcker Rule exists that would allow covered banking entities to sponsor TOB Trusts in the same manner as they did prior to the Volcker Rule’s compliance date in 2017.

In response to the Volcker Rule, industry participants developed alternative structures for TOB financings in which service providers are engaged to assist with establishing, structuring and sponsoring TOB Trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding residual interests of the TOB trust. This new structure and any other strategies that may be developed to address the Volcker Rule may be more or less advantageous to the Fund than obtaining leverage through existing TOB transactions. In addition, the Fund, rather than a bank entity, may be the sponsor of the TOB Trust and undertakes certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, being the sponsor of the TOB Trust may give rise to certain additional risks including compliance, securities law and operational risks.

The Risk Retention Rules, which took effect in 2016, require the sponsor of a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s underlying securities. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances. Other accounts managed by the Subadviser may contribute bonds to a TOB Trust into which the Fund has contributed bonds. If multiple accounts/funds managed by the Subadviser participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds/accounts ratably in proportion to their participation in the TOB Trust.

Separately, the Fund will treat reverse repurchase agreements and similar financing transactions, including TOB Trust transactions, either (i) consistently with Section 18 of the 1940 Act, by maintaining asset coverage of at least 300% of the value of such transactions or (ii) as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a U.S. state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the Fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by U.S. states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Although tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment.

Because of the variable nature of the instruments when prevailing interest rates decline, the yield on these instruments generally will decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Stand-By Commitments. Under a stand-by commitment a dealer agrees to purchase, at the Fund’s option, specified municipal obligations held by the Fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the Fund.

The Fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Taxable Municipal Obligations. The market for U.S. taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular U.S. federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the U.S. state within which the obligation is issued, such interest will nevertheless generally be subject to all other U.S. state and local income and franchise taxes.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal obligations. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further, similar proposals may be introduced in the future. In addition, the U.S. federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, or if any such litigation were adversely decided, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments could be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular U.S. federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

U.S. State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. federal Bankruptcy Code, and laws, if any, that may be enacted by the U.S. Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the Fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the municipal market overall or any state’s municipal market. Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by U.S. or non-U.S. entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the Fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Non-U.S. banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the portfolio manager believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the Fund’s portfolio may have lower liquidity than that for taxable fixed income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The portfolio manager cannot predict with certainty the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The Subadviser determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as the Subadviser deems appropriate.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releases of all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual U.S. cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be reduced if there is a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations. An issuer’s ability to pay its lease obligations under these bonds could be adversely affected by a number of factors, including insufficient occupancy rates, unanticipated costs (such as legal claims), or the reduction or discontinuation of legislative appropriations.

Land-Secured or “Dirt” Bonds. Land-secured or “dirt” bonds are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. Obligations under these bonds are generally payable solely from taxes (using methods such as tax assessments, special taxes or tax increment financing) or other revenues attributable to the specific projects financed by the bonds, without recourse to the credit or taxing power of related or overlapping municipalities. The projects to which these bonds relate often are exposed to real estate development-related risks, such as the failure of property development, unavailability of financing, extended vacancies of properties, increased competition, limitations on rents, changes in neighborhood values, lessening demand for properties, and changes in interest rates. These real estate risks may be heightened if a project is subject to foreclosure and, in that event, the Fund, as a holder of the bonds, might be required to pay certain maintenance or operating expenses or taxes relating to the project. In addition, the bonds financing these projects may have more taxpayer concentration risk than general tax-supported bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if a development fails to progress as anticipated or if taxpayers fail to pay the assessments, fees and taxes as provided in the financing plans of the projects.

California Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Massachusetts Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of Commonwealth, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of Massachusetts may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth of Massachusetts to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of the Commonwealth of Massachusetts’ credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix F to this SAI. The summary set forth above and in Appendix F is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Municipal Obligations of Other U.S. Territories

Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy.

Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds.

On March 15, 2022, Puerto Rico’s government formally exited bankruptcy, completing the largest public debt restructuring in U.S. history. Puerto Rico’s debt restructuring plan was approved by a federal judge in January 2022, and reduced claims against Puerto Rico’s general obligation bonds from $33 billion to just over $7.4 billion. The restructuring did not resolve the bankruptcy proceedings for Puerto Rico’s Electric Power Authority (“PREPA”), which owed nearly $9 billion, the largest debt of any government agency. Since 2024, multiple amended restructuring proposals for PREPA have been filed, and negotiations have involved ongoing litigation among creditors, the Puerto Rico Oversight Board and other stakeholders. In March 2025, the Oversight Board filed its Fifth Amended Plan of Adjustment, seeking to cut PREPA’s debt by nearly 80%, a plan which is heavily disputed by some bondholders. The PREPA restructuring remains unresolved and the timing and outcome remain uncertain. The continued debt restructuring process could adversely affect the value of Puerto Rico municipal securities, including Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that the Fund holds any Puerto Rico municipal securities, the Fund may lose some or all of the value of those investments.

Additionally, the lingering effects of the COVID-19 pandemic have also caused unprecedented damage to Puerto Rico’s economy. Because of Puerto Rico’s close ties to the United States’ mainland economy, a downturn in the U.S. economy indirectly affects Puerto Rico. These indirect impacts stem from the slowdown of the overall U.S. economy and the continued threat of a prolonged recession that will affect many industries, including retail, manufacturing, oil and gas, tourism, gaming and lodging, transportation, healthcare, and education, to name a few. Government revenue collections have been materially adversely affected by the COVID-19 pandemic.

In addition, Puerto Rico has faced significant out-migration relating to its economic difficulties, eroding the Commonwealth’s economic base and creating additional further uncertainty regarding its ability to meet its future repayment obligations. The Puerto Rican constitution prioritizes general obligation bonds over revenue bonds, so that all tax revenues, even those pledged to revenue bondholders, can be applied first to general obligation bonds and other Commonwealth-guaranteed debt if other revenues are insufficient to satisfy such obligations.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 168,999 in July 2025. Guam’s unemployment rate was at 3.2% as of June 2025.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the Super Typhoon Mawar in May 2023, which caused widespread damage and disruptions across the island. The U.S. military presence also affects economic activity on Guam in various ways and recently has been a positive contributor to the economy. The U.S. Department of Defense recently opened a third U.S. military base in Guam. Nevertheless, economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit rating of certain bonds issued by the territory are rated below investment grade due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

In September 2017, the territory was hit by two hurricanes within the span of two weeks. Together, the hurricanes caused significant damage to the most populated islands, including to their infrastructure, hospitals, homes and other structures.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 84,138 in July 2025.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Islands’ gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries. The COVID-19 pandemic has also had a significant effect on the tourism industry in the Virgin Islands. The coastal and marine communities of the U.S. Virgin Islands are susceptible to climate change, including warming water temperatures, increasing storm intensity, beach erosion, ocean acidification, increasing hazardous coastal conditions, and loss of life-sustaining marine, coastal and island resources. Climate change is anticipated to add to the stresses of coastal environments by altering temperatures and precipitation patterns, increasing the likelihood of extreme precipitation events, and accelerating rates of sea level rise.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the portfolio manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

The Fund may, for temporary defensive purposes, invest in short-term debt obligations rated investment grade. If an investment grade security purchased by the Fund is subsequently given a rating below investment grade, the Manager will consider that fact in determining whether to retain that security in the Fund’s portfolio, but is not required to dispose of it. If one rating agency has rated a security A or better and another agency has rated it below A, the Manager may rely on the higher rating in determining to purchase or retain the security.

Rating categories may include sub-categories or gradations indicating relative standing. Debt securities will be considered equal if rated in a particular rating category regardless of the sub-category or gradation. (For example, debt securities rated A may be given a “+” or “-” by a rating agency. Debt securities denominated A, A+, or A- are considered to be included in the rating A.)

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. The Fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the Fund’s Manager. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearinghouse, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearinghouse, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns.

The Fund will treat reverse repurchase agreements and similar financing transactions either (i) consistently with Section 18 of the 1940 Act by maintaining asset coverage of at least 300% of the value of such transactions or (ii) as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. The risks in lending portfolio securities include possible delays in recovering or the failure to recover the securities and possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the Fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its investment objective.

Structured Notes and Related Instruments

“Structured” notes and other related instruments, including indexed securities, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may have lower liquidity than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

Subordinated Securities

Subordinated securities include securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the Fund’s portfolio manager to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Trade Policy

The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries have threatened retaliatory tariffs on certain U.S. products.

Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which the Fund invests and other adverse impacts on the Fund’s overall performance.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

The Fund may also invest in variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Zero Coupon, Pay-In-Kind and Deferred Interest Securities

Zero Coupon Bond. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. Zero coupon bonds with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount for U.S. federal income tax purposes. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the bond, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the bond. The Fund may thus be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received, and may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds.

Pay-In-Kind Securities. Pay-in-kind securities are bonds which pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Similar to zero coupon bonds, current U.S. federal income tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Deferred Interest Bonds. Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon, pay-in-kind and deferred interest securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Year Service Began**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Franklin Templeton Fund Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Robert Abeles, Jr. Born 1945	Trustee	Since 2013	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)	49	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	49	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz Born 1952	Trustee	Since 1998	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)	49	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	49

Director and Trustee (since 1990) and Chairman (2017 to 2024 and 2005 to 2012) of various series of New York Life Investments Family of Funds (86 funds), including certain series previously known as the MainStay Family of Funds; formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson Born 1959	Trustee	Since 2004	Chief Investment Officer for William H. Gates III (since 1994)±	49	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Avedick B. Poladian Born 1951	Trustee	Since 2007	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)	49	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

William E.B. Siart Born 1946	Trustee and Chairman of the Board	Since 1997 (Chairman of the Board since 2020)	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)	49	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund Born 1954	Trustee	Since 2004	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)	49	Director of Columbia Bank (2025 to present, coincident with Columbia Bank’s acquisition of Pacific Premier Bank); formerly, Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (2019 to 2025); Director of EXL (operations management and analytics company) (2018 to 2025); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor Born 1958	Trustee	Since 2019	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)	49	Director of Pacific Mutual Holding Company (since 2016);∞ Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Director of 23andMe, Inc. (genetics and health care services company) (2021 to 2024); Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Interested Trustee:

Ronald L. Olson‡ Born 1941	Trustee	Since 2005	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)	49	Director of Andersen Group Inc. (professional services company) (since 2025); formerly, Director of Berkshire Hathaway, Inc. (1997 to 2025); Director of Provivi, Inc. (2017 to 2024)
Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 99 portfolios	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Franklin Templeton fund complex.
***	Information is for the calendar year ended December 31, 2025, except as otherwise noted.
±

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all the investments of the Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts. Since December 31, 2023, at no time did the value of those investment portfolios exceed 1.50% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

∞

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

‡	Mr. Olson is an “interested person” of the Trust, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Year Service Began**	Principal Occupation(s) During the Past Five Years

Ted P. Becker Born 1951 Franklin Templeton One Madison Avenue New York, NY 10010	Chief Compliance Officer	Since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Born 1974 Franklin Templeton One Madison Avenue New York, NY 10010	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira Born 1971 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer (since 2020) and Assistant Secretary of certain funds in the Franklin Templeton fund complex (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Jeanne Kelly Born 1951 Franklin Templeton One Madison Avenue New York, NY 10010	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Franklin Templeton One Madison Avenue New York, NY 10010	Chief Anti-Money Laundering Compliance Officer	Since 2013	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of the Distributor; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Born 1962 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Senior Vice President (since 2020) and Assistant Secretary of certain funds in the Franklin Templeton fund complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of its other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes.

The Board believes that the Trustees’ abilities to review, critically evaluate, question and discuss information provided to them; to interact effectively with the Manager, the Subadviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties serves to support this conclusion. The Board has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a board member of certain Funds; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Larson, portfolio management expertise and experience as a board member of various businesses and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton (and before that, Legg Mason) and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust and Mr. Olson are each interested persons of the Fund. Independent Trustees constitute more than 75% of the Board. Mr. Siart, who is not an interested person of the Fund, serves as Chair of the Board (since 2020).

The Board has four standing committees: the Audit Committee, Governance and Nominating Committee (referred to as the Governance Committee), Executive and Contracts Committee (referred to as the Contracts Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance, Contracts and Performance Committees is chaired by an Independent Trustee and each (other than the Performance Committee) is composed of all the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Contracts Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Trust and its affiliated persons.

The Audit Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, provides oversight with respect to the accounting and financial reporting and compliance policies and practices of the Fund and, among other things, considers the selection of an independent registered public accounting firm for the Fund and the scope of the audit and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Subadviser and certain affiliates.

The Governance Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, meets to select nominees for election as Trustees of the Trust and consider other matters of Board policy, including to review and make recommendations to the Board with respect to the compensation of the Independent Trustees. It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. Shareholders of the Trust who wish to recommend a nominee to the Governance Committee of a Trust should send recommendations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. Such a recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders of the Trust. The procedures by which shareholders of the Trust can submit nominee recommendations to the Governance Committee of the Trust are set forth in Appendix C to the SAI.

The Performance Committee, which consists of Messrs. Abeles, Larson, Poladian, Olson, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley, Studenmund and Trust, is charged with, among other things, reviewing investment performance.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Manager and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chair of the Board is not affiliated with Franklin Templeton, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Subadviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Fund’s Manager and Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Performance Committee, the Audit Committee and the Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable committee, the Fund, the Manager, the Subadviser, and the affiliates of the Manager and the Subadviser, or other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s CCO and the Manager’s chief risk officer, as well as various personnel of the Subadviser and other service providers such as the Fund’s independent accountants, also make periodic reports to the Performance Committee, Contracts Committee, Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

During the fiscal year ended November 30, 2025, the Board met 6 times. The Committees of the Board met as follows: the Audit Committee met 5 times, the Governance and Nominating Committee met 3 times, the Investment and Performance Committee met 5 times, and the Executive and Contracts Committee met 2 times.

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Franklin Templeton fund complex overseen by the Trustees as of December 31, 2025.

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Intermediate Maturity California Municipals Fund	Intermediate Maturity New York Municipals Fund	Massachusetts Municipals Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Franklin Templeton Fund Complex Overseen by Trustee ($)
Independent Trustees:
Robert Abeles, Jr.	None	None	None	None
Jane F. Dasher	None	None	None	Over 100,000
Anita L. DeFrantz	None	None	None	10,001-50,000
Susan B. Kerley	None	None	None	Over 100,000
Michael Larson	None	None	None	Over 100,000
Avedick B. Poladian	None	None	None	None
William E. B. Siart	None	None	None	Over 100,000
Jaynie Miller Studenmund	None	None	None	Over 100,000
Peter J. Taylor	None	None	None	Over 100,000

Interested Trustees:
Ronald L. Olson	None	None	None	10,001-50,000
Jane Trust	None	None	None	Over 100,000

As of December 31, 2025, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. Mr. Olson, an “interested person” (as defined in the 1940 Act) of the Trust, receives from Western Asset an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he attends in person or by telephone. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Intermediate Maturity California Municipals Fund	Intermediate Maturity New York Municipals Fund	Massachusetts Municipals Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Franklin Templeton Fund Complex Paid to Trustee** ($)
Independent Trustees:
Robert Abeles, Jr.	261	442	139	None	382,000
Jane F. Dasher	239	405	127	None	347,000
Anita L. DeFrantz	231	390	122	None	341,000
Susan B. Kerley	256	434	136	None	372,000
Michael Larson	239	405	127	None	347,000
Avedick B. Poladian	239	405	127	None	347,000
William E. B. Siart	325	550	173	None	472,000
Jaynie Miller Studenmund	254	430	135	None	372,000
Peter J. Taylor	239	405	127	None	347,000

Interested Trustees:
Ronald L. Olson†	None	None	None	None	None
Jane Trust †	None	None	None	None	None

*	Information is for the fiscal year ended November 30, 2025.
**	Information is for the calendar year ended December 31, 2025.
†	Mr. Olson and Ms. Trust are not compensated by the Trust for their services as Trustees because of their affiliations with Western Asset and the Manager, respectively.

INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at One Madison Avenue, New York, New York, 10010 and also serves as the investment manager of other Franklin Templeton funds. The Manager is an indirect, wholly-owned subsidiary of Franklin Resources, a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton.

The Manager has agreed, under the Management Agreement, subject to the supervision of the Board, to provide the Fund with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The Manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee computed daily at an annual rate of the Fund’s average daily net assets as described below. The Manager also performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration or qualification of the Fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law.

The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. No Management Agreement is assignable by the Trust except with the consent of the Manager.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate according to the following schedule:

Fund	Investment Management Fee Rate (% of Average Daily Net Assets)

Intermediate Maturity California Municipals Fund	0.40

Intermediate Maturity New York Municipals Fund	0.40

Massachusetts Municipals Fund	0.45

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended November 30,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
Intermediate Maturity California Municipals Fund[1]	2025	296,858	(135,545)	161,313
	2024	349,606	(120,964)	228,642
	2023	426,448	(101,858)	324,590

Intermediate Maturity New York Municipals Fund[2]	2025	505,127	(123,565)	381,562
	2024	593,882	(105,363)	488,519
	2023	629,489	(79,747)	549,742

Massachusetts Municipals Fund	2025	173,418	(166,041)	7,377
	2024	243,754	(171,262)	72,492
	2023	279,482	(156,011)	123,471

[1]	For the fiscal periods ended November 30, 2024 and 2023, the Manager recaptured $10,125 and $21,671, respectively, of fees previously waived.
[2]	For the fiscal periods ended November 30, 2024 and 2023, the Manager recaptured $28,743 and $38,880, respectively, of fees previously waived.

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company, LLC, organized under the laws of the State of California, serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. The Subadviser is an indirect, wholly-owned subsidiary of Franklin Resources.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the Manager pays to Western Asset a fee equal to 70% of the management fee paid to the Manager by the Fund, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed in this SAI), the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; costs (including interest, brokerage commissions, transaction fees or charges or acquired fund fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such expense caps, waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps, waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (d) any other exclusions enumerated in the Fund’s particular expense cap. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the Manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the class’

expense limitation shown in the Fund’s Prospectus. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect. These arrangements may be reduced or terminated under certain circumstances.

Investment Professionals

Other Accounts Managed by the Investment Professionals

The table below identifies the investment professionals, the number of accounts (other than the Fund) for which the investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of November 30, 2025.

Investment Professionals	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Intermediate Maturity California Municipals Fund

Robert E. Amodeo	Registered Investment Companies	17	8.55	None	None

	Other Pooled Investment Vehicles	2	5.18	None	None

	Other Accounts	27	6.81	None	None

Ryan K. Brist	Registered Investment Companies	26	10.08	None	None

	Other Pooled Investment Vehicles	15	13.35	None	None

	Other Accounts	73	31.37	4	1.44

Michael C. Buchanan	Registered Investment Companies	58	81.60	None	None

	Other Pooled Investment Vehicles	192	45.81	16	2.99

	Other Accounts	274	80.14	12	6.66

David T. Fare	Registered Investment Companies	16	8.27	None	None

	Other Pooled Investment Vehicles	2	5.18	None	None

	Other Accounts	14	3.78	None	None

John Mooney	Registered Investment Companies	16	7.32	None	None

	Other Pooled Investment Vehicles	2	5.18	None	None

	Other Accounts	27	6.81	None	None

 Intermediate Maturity New York Municipals Fund

Robert E. Amodeo	Registered Investment Companies	17	8.50	None	None

	Other Pooled Investment Vehicles	2	5.18	None	None

	Other Accounts	27	6.81	None	None

Ryan K. Brist	Registered Investment Companies	26 15 73	10.03 13.35 31.37	None	None 1.44

	Other Pooled Investment Vehicles			None	None

	Other Accounts			4

Michael C. Buchanan	Registered Investment Companies	58 192 274	81.55 45.81 80.14	None 16 12	None 2.99 6.66

	Other Pooled Investment Vehicles				None

	Other Accounts				None

David T. Fare	Registered Investment Companies	16 2 14	8.22	None	None

	Other Pooled Investment Vehicles		5.18	None	None

	Other Accounts		3.78	None	None

John Mooney	Registered Investment Companies	16 2 27	7.26	None	None

	Other Pooled Investment Vehicles		5.18	None	None

	Other Accounts		6.81	None	None

 Massachusetts Municipals Fund

Robert E. Amodeo	Registered Investment Companies	17 2 27	8.59 5.18 6.81	None	None

	Other Pooled Investment Vehicles			None

	Other Accounts			None

Ryan K. Brist	Registered Investment Companies	26	10.12 13.35 31.37	None None	None None

	Other Pooled Investment Vehicles	15		None	None

	Other Accounts	73		4	1.44

Michael C. Buchanan	Registered Investment Companies	58 192 274	81.64 45.81 80.14	None 16 12	None 2.99 6.66

Other Pooled Investment Vehicles

Other Accounts

David T. Fare	Registered Investment Companies	16 2 14	8.30 5.18 3.78	None None None	None None None

Other Pooled Investment Vehicles

Other Accounts

John Mooney	Registered Investment Companies	16 2 27	7.35 5.18 6.81	None None None	None None None
Other Pooled Investment Vehicles
Other Accounts

Investment Professionals Securities Ownership

The table below identifies ownership of equity securities of the Fund by the investment professionals responsible for the day-to-day management of the Fund as of November 30, 2025.

Investment Professionals	Dollar Range of Ownership of Securities ($)

Intermediate Maturity California Municipals Fund

Robert E. Amodeo	None
Ryan K. Brist	None
Michael C. Buchanan	None
David T. Fare	None
John Mooney	None

Intermediate Maturity New York Municipals Fund

Robert E. Amodeo	None
Ryan K. Brist	None
Michael C. Buchanan	None
David T. Fare	None
John Mooney	None

Massachusetts Municipals Fund

Robert E. Amodeo	None
Ryan K. Brist	None
Michael C. Buchanan	None
David T. Fare	None
John Mooney	None

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (i.e., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Franklin Templeton Investor Services, LLC (“Investor Services”) is the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondences relating to the Fund to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments (or cause payments to be made) to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class IS shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution’s name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-advantaged savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called “Beneficial Owners”); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class IS shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Fund Counsel

Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Fund’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

Fund	For the Fiscal Period Ended November 30,	Aggregate Brokerage Commissions Paid ($)
Intermediate Maturity California Municipals Fund	2025	182
	2024	721
	2023	0
Intermediate Maturity New York Municipals Fund	2025	306
	2024	1,216
	2023	0
Massachusetts Municipals Fund	2025	73
	2024	273
	2023	0

For the fiscal period ended November 30, 2025, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Securities of Regular Broker/Dealers

As of November 30, 2025, the Fund did not hold securities issued by its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders that hold their shares in a taxable account will generally be taxed on distributions of such gains at ordinary tax rates.

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

	For the Fiscal Period Ended	For the Fiscal Period Ended
Fund	2025 (%)	2024 (%)
Intermediate Maturity California Municipals Fund	6	26
Intermediate Maturity New York Municipals Fund	8	2
Massachusetts Municipals Fund	10	12

SHARE OWNERSHIP

Principal Shareholders

As of February 28, 2026, to the knowledge of the Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Fund as set forth below:

Class	Name and Address	Percent of Class (%)
Intermediate Maturity California Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	36.35

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	23.67

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	10.38

A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6.48

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.71

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	36.84

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	30.07

C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	15.61

Class	Name and Address	Percent of Class (%)

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	8.91

C	MURIEL SIEBERT CO INC ARNOLD A JOHNSON 7713 NE 20TH STREET VANCOUVER WA 98664-1163	5.35

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	26.30

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	24.02

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	20.93

I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	17.11

Intermediate Maturity New York Municipals Fund

A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	43.02

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	12.99

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.85

Class	Name and Address	Percent of Class (%)

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	6.58

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.29

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	45.44

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	12.98

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.40

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.16

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.05

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	26.37

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21.68

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.40

Class	Name and Address	Percent of Class (%)

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10.53

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7.23

I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6.92

Massachusetts Municipals Fund

A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	21.54

A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	21.17

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	20.85

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	19.01

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	52.02

Class	Name and Address	Percent of Class (%)

C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	22.50

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.53

C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2188	7.00

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	27.88

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	24.11

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.98

I	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.96

I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	9.18

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9.06

Class	Name and Address	Percent of Class (%)
I	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2188	5.34

As of February 28, 2026, to the knowledge of the Trust, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percent of Fund (%)
Intermediate Maturity California Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	32.68

Intermediate Maturity New York Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	34.41

As of February 28, 2026, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

DISTRIBUTOR

Franklin Distributors, LLC, an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, located at One Franklin Parkway, San Mateo, CA 94403-1906, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the Distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the Fund. The Distributor offers the shares on an agency or “best efforts” basis under which the Fund issues only the number of shares actually sold. Shares of the Fund are continuously offered by the Distributor.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances, if any, are described in the Fund’s Prospectus.

The Distributor, the Manager, their affiliates and their personnel have interests in promoting sales of Franklin Templeton funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of the Manager, the Distributor or their affiliates (including wholesalers registered with the Distributor) may receive additional compensation related to the sale of individual Franklin Templeton funds or categories of Franklin Templeton funds. The Manager, the Subadviser, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents also may benefit from the sales of shares of funds sold by the Distributor. For example, in connection with such sales, Service Agents may receive compensation from the Fund (with respect to the Fund as a whole or a particular class of shares) and/or from the Manager, the Distributor, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

The Distributor has agreements in place with Service Agents defining how much each firm will be paid for the sale of the Fund from sales charges, if any, paid by Fund shareholders and from 12b-1 Plan fees, if any, paid to the Distributor by the Fund. These Service Agents then pay their employees or associated persons who sell such fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the Fund. In other cases, the Distributor may retain all or a portion of such fees and sales charges.

In addition, the Distributor, the Manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by Fund shareholders or 12b-1 Plan fees paid by the Fund. The Manager, the Distributor and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other Service Agents.

Revenue sharing arrangements are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Manager and the Distributor generally expect to receive the opportunity for the Fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the Fund, the Manager and the Distributor and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund. The Distributor, FTFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular Service Agent. Payments are at times based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, the Distributor, the Manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. Furthermore, the Distributor, the Manager and/or certain of their affiliates at times pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. In addition, the Distributor, the Manager and/or certain of their affiliates at times may provide access to technology and other tools and support services that facilitate the marketing and promotion of investment management portfolios sponsored by Franklin Templeton and/or its affiliates. It is likely that Service Agents that execute portfolio transactions for the Fund will include those firms with which the Manager, the Distributor and/or certain of their affiliates have entered into revenue sharing arrangements.

The Fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the Fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. The Distributor, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the Fund and its shareholders.

If your Fund shares are purchased through a retirement plan, the Distributor, the Manager or certain of their affiliates at times also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, create an incentive for Service Agents and their employees or associated persons to recommend the Fund over other investments or sell shares of the Fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.

As of December 31, 2025, the Distributor, the Manager or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund sold by the Distributor. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2025 are not reflected.

ADP Retirement Services	Allianz Life Insurance Company
Allstate Life Insurance Company	American Enterprise Investment Services Inc.
American General Life Insurance Co of DE	American General Life Insurance Co.
American United Life Insurance Company Ameritas Life Insurance Corporation	Ameriprise Financial, Inc Annuity Investors Life Insurance Company
Ascensus, Inc.	Atria Wealth Solutions
AuguStar Life Insurance Company	Avantax Investment Services, Inc.
Axelus Financial	Benjamin F. Edwards & Company, Inc.
BlackRock Inc	Brighthouse Financial
Brighthouse Life Insurance Company	Brighthouse Life Insurance Company of NY
CAIS LLC	Cambridge Investment Research, Inc
Cetera Financial Group	Charles Schwab & Co.
Citigroup Global Markets Inc.	Citizens Securities, Inc.
CMFG Life Insurance Company	Columbia ThreadNeedle
Commonwealth Annuity & Life Insurance Company	Commonwealth Financial Network
Connecticut Mutual Life Insurance Company	Corebridge Insurance Company of Bermuda, Ltd
Delaware Life Insurance Co	Delaware Life Insurance Co of NY
Deutsche Bank	DWC-The 401(K) Experts
Edward D. Jones & Co., L.P.	Empire Fidelity Investments Life
Empower Annuity Insurance Company of America	Empower Financial Services
Empower Life & Annuity Insurance Company of New York	Envestnet
Equitable Advisors, LLC	Equitable Financial Life Insurance
Equitable Life Insurance Company	Everlake Services Company
Fidelity Investments	Fidelity Investments Life Insurance Co
First Allmerica Financial Life Insurance Company	First Command
First Security Benefit Life Insurance and Annuity Company of NY	Forethought Distributors, LLC
Forethought Life Insurance Company	FTMF Consulting
Genworth Life & Annuity Insurance Company	Genworth Life Insurance
Genworth Life Insurance Company of NY	Goldman Sachs

Guardian Insurance & Annuity Company	Hantz Financial Services
Integrity Life Insurance Company	J.P. Morgan Securities LLC
Janney Montgomery Scott LLC	John Hancock
Kestra Investment Services, LLC	Lincoln Benefit Life Company
Lincoln Investment Planning, Inc.	Lincoln Life & Annuity Company of NY
Lincoln National Life Insurance Company	Lincoln Retirement Services Co
LPL Financial LLC	Massachusetts Mutual Life Insurance Company
Members Life Insurance Company	Merrill Lynch, Pierce, Fenner & Smith, Inc.
MetLife Insurance Company USA	Metropolitan Life Insurance Company
Midland National	Midland National Life Insurance Company
Minnesota Life Insurance Company	MML Investors Services, LLC
MONY Life Insurance Company of America (Equitable)	MONY Life Insurance Company of America (Protective Life)
Morgan Stanley Smith Barney LLC	MSCS
Nassau Life Insurance Company	National Financial Services LLC
National Integrity Life Insurance Company	National Life Insurance Company
National Security Life & Annuity Company	Nationwide Financial Services, Inc.
Nationwide Life Insurance Company	New York Life Insurance and Annuity Corporation
Northwestern Mutual Investment Svcs LLC	Osaic Services, Inc
Osaic Wealth, Inc.	Pacific Life and Annuity Company
Pacific Life Insurance Company	Paychex Securities Corp
PCS Retirement	Pershing
PHL Variable Insurance Company	Phoenix Life & Annuity Company
Phoenix Life Insurance Company	PNC Investments LLC
Primerica	Principal Financial Services
Principal Life Insurance Company	Principal National Life Insurance Company
Protective Life and Annuity Insurance Company	Protective Life Insurance Company
Pruco Life Insurance	Pruco Life Insurance Company of AZ
Pruco Life Insurance Company of NJ	Prudential Insurance Company of America
Raymond James & Associates, Inc.	Raymond James Financial Services, Inc.
RBC Capital Markets LLC	ReliaStar Life Insurance Company
ReliaStar Life Insurance Company of NY	Riversource Life Insurance Company
Riversource Life Insurance Company of New York	Robert W. Baird & Co., Inc.
Rockefeller Capital	Sammons Financial Network
Sanctuary Wealth	Securian Financial Group, Inc
Security Benefit Life Insurance Company	Standard Insurance Company
Stifel Financial Corporation	SunAmerica Annuity and Life Assurance Company
Symetra Life Insurance Company	Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life Insurance Company	TFS Securities, Inc.
The Guardian Insurance & Annuity Company, Inc.	The Variable Annuity Life Insurance Company (VALIC)

Thrivent Financial for Lutherans

TIAA-CREF Life Insurance Company

Transamerica Financial Life Insurance Company

Transamerica Premier Life Insurance Company

UBS Financial Services, Inc.

USI Consulting Group

Vanguard Marketing Corporation

Voya Financial Advisors, LLC

Wells Fargo Advisors, LLC

Western National Life Insurance Company

TIAA-CREF Individual & Institutional Services, LLC

TIFIN Wealth

Transamerica Life Insurance Company

U.S. Bancorp Investments

United States Life Insurance Co in the City of NY

(fka First SunAmerica)

Valor Financial Securities, LLC

Venerable Insurance and Annuity Company

Voya Retirement Insurance and Annuity Company

Wells Fargo Clearing Services, LLC

Wilton Reassurance Life Company of New York

The Distributor, the Manager or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the Fund. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the Fund and/or from the Distributor, the Manager and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the Fund.

Dealer Commissions and Concessions

From time to time, the Distributor or the Manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund or a managed account strategy of which the Fund is part. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the FINRA.

Sales Charges

The following expenses were incurred during the fiscal periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charges received on Class A shares and the amounts retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended November 30,	Total Commissions ($)	Amounts Retained by Distributor ($)
Intermediate Maturity California Municipals Fund	2025	32,145	3,112
	2024	41,211	3,987
	2023	52,769	4,134

Intermediate Maturity New York Municipals Fund	2025	14,635	933
	2024	29,341	1,819
	2023	90,698	1,889

Massachusetts Municipals Fund	2025	25,657	619
	2024	7,149	423
	2023	8,531	504

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended November 30,	Amounts Retained by Distributor ($)
Intermediate Maturity California Municipals Fund	2025	203
	2024	385
	2023	544

Intermediate Maturity New York Municipals Fund	2025	98
	2024	87
	2023	1,954

Massachusetts Municipals Fund	2025	1,394
	2024	17
	2023	416

Class C Shares

Fund	For the Fiscal Period Ended November 30,	Amounts Retained by Distributor ($)
Intermediate Maturity California Municipals Fund	2025	0
	2024	0
	2023	0

Intermediate Maturity New York Municipals Fund	2025	0
	2024	0
	2023	0

Massachusetts Municipals Fund	2025	859
	2024	0
	2023	123

Services and Distribution Plan

The Trust, on behalf of the Fund, has adopted a 12b-1 Plan in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund may pay monthly fees to the Distributor at up to the annual rates set forth below (as a percentage of the average daily net assets of the Fund attributable to the applicable share class).

Fund/Class	Rate (%)
Intermediate Maturity California Municipals Fund
Class A	0.15
Class C	0.75
Class FI	0.25
Intermediate Maturity New York Municipals Fund

Class A	0.15
Class C	0.75
Class FI	0.25
Massachusetts Municipals Fund
Class A	0.15
Class C	0.70
Class FI	0.25

The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Fees under the 12b-1 Plan may be used to make payments to the Distributor, Service Agents and other parties with respect to the sale of Fund shares for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the Distributor (or others), the amount of the fees paid by a class of the Fund during any year may be more or less than actual expenses incurred by the Distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the Distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if expenses incurred by the Distributor (or others) are less than the fees paid to the Distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the Fund, such as the Manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the Fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of that class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the Fund pursuant to the 12b-1 Plan in effect during the fiscal period ended November 30, 2025:

Fund/Class	Service and Distribution Fees Incurred ($)	Service and Distribution Fees Waived/Reimbursed ($)
Intermediate Maturity California Municipals Fund
Class A	79,618	0
Class C	40,109	0

Intermediate Maturity New York Municipals Fund
Class A	94,369	0
Class C	22,289	0

Massachusetts Municipals Fund
Class A	41,146	0
Class C	7,053	0

No information is presented for Class FI shares of the Fund, as no Class FI shares of the Fund were outstanding as of November 30, 2025.

For the fiscal period ended November 30, 2025, the Distributor incurred distribution expenses for advertising, printing and mailing prospectuses, support service and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The Distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)

Intermediate Maturity California Municipals Fund
Class A	79,618	5,180	18,483	0	103,281
Class C	40,108	0	1,686	0	41,794

Intermediate Maturity New York Municipals Fund
Class A	94,369	7,099	20,362	0	121,829
Class C	22,289	0	808	0	23,097

Massachusetts Municipals Fund
Class A	41,145	13,264	12,026	0	66,435
Class C	7,053	1,260	519	0	8,832

No information is presented for Class FI shares of the Fund, as no Class FI shares of the Fund were outstanding as of November 30, 2025.

PURCHASE OF SHARES

Purchases of Fund shares are discussed under the “Buying shares” and “Exchanging shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. See the Fund’s Prospectus for a discussion of which share classes of the Fund are available for purchase, who is eligible to purchase shares of each class, and applicable investment minimums.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify the class of shares being purchased. Payment must be made with the purchase order. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage or other financial account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Purchase orders received by the Fund prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the Fund’s transfer agent in accordance with their agreed-upon procedures. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule. NAV is calculated separately for each share class.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

The Distributor and Service Agents may receive a portion of the sales charge as described in the Fund’s Prospectus and may be deemed to be underwriters of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A Shares” below.

Class A Shares. Purchases of Class A shares of $250,000 or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through Distributor Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares (Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund). Class C shares are not available for purchase through Distributor Accounts. Class C shares are sold at NAV without an initial sales charge on purchases and are not subject to a contingent deferred sales charge payable upon redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares (Massachusetts Municipals Fund). Class C shares are not available for purchase through Distributor Accounts. Class C shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C1 Shares. Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. Class C1 shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class D Shares. Class D shares are offered to a limited group of investors who invest in the Fund through certain financial intermediary and retirement plan programs. Service Agents selling Class D shares may in the future discontinue offering

Class D shares to clients of financial intermediaries. A Service Agent or financial intermediary may impose investment minimums. For more information about these programs, contact a Service Agent.

Class FI, Class R, Class I and Class IS Shares. Class FI shares are not available for purchase through Distributor Accounts. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class I shares may be purchased directly from the Fund by the following persons: (i) current employees of the Manager and its affiliates; (ii) former employees of the Manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class IS shares may be purchased only by retirement plans with omnibus accounts held on the books of the Fund, certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries and other investors authorized by the Distributor. In order to purchase Class IS shares, an investor must hold its shares in an account that is not subject to payment of fees for recordkeeping services, account servicing, networking, or similar services to Service Agents.

Class 1 Shares. Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares but are no longer permitted to add to their Class 1 share positions, except through reinvestments of dividends.

* * * * *

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by the Distributor may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of Fund shares, please see the Fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic periodic investments of $25 or more in certain share classes by authorizing the Distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. Shareholders have the option of selecting the frequency of the investment as long as the investment equals a minimum of $25 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the Fund or your Service Agent.

Sales Charge Waivers and Reductions for Class A Shares

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

i.

sales to (a) current and retired board members, (b) current employees of Franklin Resources and its subsidiaries, (c) the “immediate families” of such persons, as defined above, and (d) a pension, profit-sharing or other benefit plan for the benefit of such persons;

ii.

sales to employees of certain Service Agents having dealer, service or other selling agreements with the Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

iii.	offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

iv.

purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another fund sold by the Distributor (excluding Putnam Investments Funds) that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 90 calendar days of the redemption;

v.	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

vi.

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor;

vii.

purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

viii.

sales through Service Agents who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

ix.	purchases of Class A shares by shareholders investing through Distributor Accounts;

x.	investors investing through certain retirement plans;

xi.	investors who rollover Fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform; and

xii.	purchases by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by Service Agents approved by the Distributor prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the Distributor (excluding Putnam Investments Funds) or units of a Section 529 college savings plan managed by a Franklin Templeton affiliate (a “Section 529 plan”), to take advantage of the breakpoints in the Class A shares sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you believe you are eligible for a Letter of Intent or a right of accumulation. Whether you purchased shares of funds and/or units of a Section 529 Plan through one or more Service Agents, directly from the Fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the Fund if you own shares of other funds or units of a Section 529 plan that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege. The accumulation privilege allows you to combine the dollar amount of your next purchase of Class A shares of the Fund, as applicable, with the current or cost value, whichever is higher, of shares of other funds sold by the Distributor held in Eligible Accounts (as defined below), for purposes of calculating the initial sales charges.

If you hold fund shares or units of a Section 529 plan in accounts at two or more Service Agents, please contact your Service Agents to determine whether your shares or units may be combined.

Shares of certain money market funds sold by the Distributor may be combined for purposes of the accumulation privilege. Please contact your Service Agent or the Fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Fund Purchases in Eligible Accounts with the value that you intend to purchase within the next 13-months, which would, if bought all at once, qualify you for a reduced Class A sales charge. In addition, current holdings under the accumulation privilege (as described above) may be included in the Letter of Intent. See the Fund’s Prospectus for the sales charges and breakpoints applicable to Class A shares of the Fund. Sales charges and breakpoints vary among the funds sold by the Distributor.

Purchases of Class A shares or units of a Section 529 plan may be aggregated for purposes of calculating each breakpoint. You may purchase Class A shares of funds sold by the Distributor (excluding Putnam Investments Funds) or units of a Section 529 plan managed by a Franklin Templeton affiliate over a 13-month period and pay the same sales charge, if any, as if all shares or units had been purchased at once.

At the time you enter into a Letter of Intent, you select your asset goal amount. Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your asset goal amount. For example, if your asset goal amount is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the asset goal amount you have selected. You may also credit towards your asset goal amount any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current value or cost value, whichever is higher, of those shares as of the date of calculation. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Fund Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Fund Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of the Letter of Intent start date.

Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your asset goal amount. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your asset goal amount. You may include any Eligible Fund Purchases toward the asset goal amount, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Eligible Fund Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by a Franklin Templeton affiliate; and (ii) units of a Section 529 Plan managed by a Franklin Templeton affiliate. Shares of certain money market funds sold by the Distributor may be combined for purposes of the Letter of Intent. Eligible funds may change from time to time, investors should check with their Service Agent to see which funds or Section 529 plans may be eligible.

For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the Fund for more information.

Eligible Accounts. Eligible Accounts include shares of Legg Mason or Franklin Templeton funds registered to (or held by a financial intermediary for):

● You, individually;

● Your “family member” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;

● You jointly with one or more family members;

● You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

● A Coverdell Education Savings account for which you or a family member is the identified responsible person;

● A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

● A 529 college savings plan over which you or a family member has investment discretion and control;

● Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

● A trust established by you or a family member as grantor.

You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your asset goal amount. A Letter of Intent is not available to Distributor Accounts.

Increasing the Amount of the Letter of Intent. You may at any time increase your asset goal amount. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current asset goal amount. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between:

i.	the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and

ii.	the aggregate applicable sales charges for the increased asset goal amount.

However, you must contact your Service Agent before purchasing shares in excess of the asset goal amount as no retroactive adjustments can be made. The 13-month period during which the asset goal amount must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your asset goal amount will no longer count towards meeting your asset goal amount. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the asset goal amount will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Goal Amount” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your asset goal amount, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Goal Amount” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your asset goal amount as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your asset goal amount or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Goal Amount. If the total assets under your Letter of Intent within its 13-month term are less than your asset goal amount whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or otherwise cancelled the Letter of Intent before reaching your asset goal amount, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent.

You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

Class A Shares.

•

Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. Class A shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 18 months of purchase.

•

Class A shares that are not subject to a contingent deferred sales charge. If Class A shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 18 months of purchase.

Class C Shares.

•	Class C shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase.

•

Class C shares that are not subject to a contingent deferred sales charge. If Class C shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 12 months from the date of such exchange.

Class C1 Shares.

•

Class C1 shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase. If Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date the shares exchanged were initially acquired.

•

Class C1 shares that are not subject to a contingent deferred sales charge. Class C1 shares of the Fund are not subject to a contingent deferred sales charge, but if Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor that are subject to a contingent deferred sales charge, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date of such exchange.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. Unless otherwise noted above, the length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the Distributor. For U.S. federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on:

i.	exchanges (see “Exchange of Shares”);
ii.

redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value depending on the frequency of your plan (see “Systematic Withdrawal Plan”);

iii.	redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder;
iv.

mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of a specific age required by law (except that shareholders of certain retirement plans or IRAs established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption);

v.	involuntary redemptions;
vi.	redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise;
vii.	effective May 1, 2020, on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission;
viii.	tax-free returns of an excess contribution to any retirement plan;
ix.

certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Manager;

x.	Class A shares held through Distributor Accounts; and
xi.	redemptions of Class A shares purchased by or through a Franklin Templeton donor-advised fund (such as the Franklin or Fiduciary Trust Charitable Programs).

The contingent deferred sales charge is also waived on Class C and Class C1 shares purchased by retirement plans with omnibus accounts held on the books of the Fund. Different Service Agents may offer different contingent deferred sales charge waivers. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

A shareholder who has redeemed shares from another fund sold by the Distributor (excluding Putnam Investments Funds) may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in another fund sold by the Distributor (excluding Putnam Investments Funds) and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let the Fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by the Distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the Distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of the same fund, are permitted to maintain such share class exchange features for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the Fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the Fund or another fund for which FTFA or any predecessor serves or has served as investment manager or administrator (each a “Grandfathered Retirement Program Fund”) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all Grandfathered Retirement Program Funds (excluding money market funds) equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund. For participating plans established with the Fund or another Grandfathered Retirement Program Fund on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all Grandfathered Retirement Program Funds (excluding money market funds) equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares and Class C1 shares exchange privileges applicable to their plan.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund based on the net asset value of a share of the Fund as of November 30, 2025:

Class A

	Intermediate Maturity California Municipals Fund	Intermediate Maturity New York Municipals Fund	Massachusetts Municipals Fund
Net Asset Value Per Share ($)	8.17	8.22	11.49
Maximum Initial Sales Charge Percentage (%)	2.25	2.25	3.75
Offering Price ($)	8.36	8.41	11.94

REDEMPTION OF SHARES

Redemptions of Fund shares are discussed under the “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference.

The right of redemption may be suspended or the date of payment postponed:

i.	for any period during which the NYSE is closed (other than for customary weekend and holiday closings);

ii.

when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or

iii.	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

The Fund’s transfer agent, acting on behalf of the Fund, may place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent, in consultation with the Fund, reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. In order to delay payment of redemption proceeds under these circumstances, the Fund and the transfer agent must adopt certain policies and procedures and otherwise comply with the terms and conditions of no-action relief provided by the SEC staff. Financial exploitation means: (i) the wrongful or unauthorized taking, withholding, appropriation, or use of a Specified Adult’s funds or securities; or (ii) any act or omission by a person, including through the use of a power of attorney, guardianship, or any other authority regarding a Specified Adult, to (a) obtain control, through deception, intimidation or undue influence, over the Specified Adult’s money, assets or property, or (b) convert the Specified Adult’s money, assets or property. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, the transfer agent is not required to delay the disbursement of redemption proceeds and does not assume any obligation to do so. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

Unless otherwise instructed, redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

The Fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan permits you to have a specified dollar amount automatically withdrawn from your account on a regular basis (i.e., on a monthly, quarterly, semi-annual or annual basis). The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Fund. You should contact your Service Agent to determine if it offers a similar service.

Class A, Class C, Class C1 and Class D Shareholders. Class A, Class C, Class C1 and Class D shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the Fund’s transfer agent—Fund shares will be redeemed on the day of the month indicated on your account application, (or if no day is indicated, on the 20th day of the month) or the next business day and a check for the proceeds will be mailed within three business days. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month; or (2) electronic transfer (ACH) to checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of the Fund’s Class FI, Class I and Class IS shares with an initial NAV of $1,000,000 or more, or certain other shareholders authorized by the Distributor, may be eligible to participate in the Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through electronic transfer (ACH) to your checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the Fund’s website, www.franklintempleton.com/prospectus, by calling the Fund at 877-6LM-FUND/656-3863, or by writing to the Fund or your Service Agent. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each redemption period are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax professional before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Redemptions In Kind

The Fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by delivering securities valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Because redemption in kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash, and the market price of those securities will be subject to fluctuation until they are sold. In addition, a redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. The securities delivered may not be representative of the entire Fund portfolio, may represent only one issuer or a limited number of issuers and may be securities that the Fund would otherwise sell. The Fund will not use securities to pay redemptions by the Distributor or other affiliated persons of the Fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

Shares Purchased and Redeemed Through Another Service Agent

The Fund has authorized certain Service Agents to receive on its behalf purchase and redemption orders. Such Service Agents are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent’s authorized designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized Service Agent or the Service Agent’s authorized designee and accepted by the Fund.

Transferring Fund Shares to Another Service Agent

You may transfer Fund shares only to a Service Agent that has entered into an agreement with the Distributor or one of its affiliates with respect to the Fund. Some Service Agents may have agreements with the Distributor or one of its affiliates with respect to some funds and not others. Depending on the Service Agent to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional Fund shares. All future trading of Fund shares, including exchanges, is subject to the rules of the Service Agent and its continued agreement with the Distributor that permits such trading.

You should contact your Service Agent or the appropriate fund for further information on transferring Fund shares.

EXCHANGE OF SHARES

Exchanges of Fund shares are discussed under the “Buying shares,” “Exchanging shares,” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the Distributor (excluding Putnam Investments Funds). If the fund into which you wish to exchange your shares does not offer the class of shares in which you are currently invested, you may be able to exchange for a different share class (see the Fund’s Prospectus for more information). This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any initial sales charge (if shares being exchanged were subject to an initial sales charge) but subject to a contingent deferred sales charge, if applicable. An exchange of shares that were not subject to any sales charge will be subject to any applicable initial sales charge or contingent deferred sales charge upon exchange.

Class C Exchanges. Class C shares of the Fund may be exchanged for other Class C shares without imposition of any charge but subject to a contingent deferred sales charge, if applicable. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Class C1 Exchanges. Investors that hold Class C1 shares may exchange those shares for Class C1 shares of another fund, or if a fund does not offer Class C1, for Class C shares, in each case without imposition of any charge but subject to a contingent deferred sales charge, if applicable. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

Class D Exchanges. Class D shares of the Fund may not be exchanged.

Class 1 Exchanges. Class 1 shareholders who wish to exchange all or a portion of their shares may exchange Class 1 shares for Class A shares of certain funds available for exchange. Ask your Service Agent about the funds available for exchange.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, will remain eligible for exchange from Class C shares or Class C1 shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Program with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the Fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

The exchange privilege may be modified or terminated at any time and is available only in those jurisdictions where such exchanges legally may be made. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax professional before requesting an exchange.

UNCLAIMED SHARE ACCOUNTS

The Fund may be required to close your account after a period of inactivity, as determined by applicable U.S. state or territory abandoned or unclaimed property laws and regulations, and transfer your shares to the appropriate U.S. state or territory. Please be advised that abandoned or unclaimed property laws and regulations for certain U.S. states or territories require financial organizations to transfer (escheat) unclaimed property to the appropriate U.S. state or territory if no activity occurs in an account for a period of time as specified by applicable laws and regulations. These laws and regulations may require the transfer of shares of the Fund, including shares held through a traditional or Roth IRA account. For traditional IRA accounts escheated to a U.S. state or territory under these abandoned or unclaimed property laws and regulations, the escheatment will generally be treated as a taxable distribution from your IRA to you; U.S. federal and any applicable state income tax may be withheld. This may apply to Roth IRA accounts in addition to traditional IRA accounts. For more information on unclaimed property and how to maintain an active account, please contact your Service Agent or the Fund’s transfer agent.

VALUATION OF SHARES

The NAV per share of each class of the Fund is generally calculated as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class specific expenses, the per share NAV of each class of the Fund will differ. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The

Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 877-6LM-FUND/656-3863, (2) on www.franklintempleton.com/prospectus (click on the name of the Fund), and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) developed by the Manager with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

General Rules/Website Disclosure

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Fund’s Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). With respect to non-money market funds, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 8 business days after month end, provided that such information has been made available through public disclosure. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The Fund currently discloses its complete portfolio holdings 8 business days after month-end. The Fund discloses this information on the Fund’s website: www.franklintempleton.com/prospectus (click on the name of the Fund).

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, Franklin Templeton or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

Set forth below is a list, as of December 1, 2025, of those parties with whom the Manager, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the Fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Barclays Bank PLC	Daily	None

Bloomberg AIM	Daily	None

Bloomberg L.P.	Daily	None

Bloomberg Portfolio Analysis	Daily	None

Brown Brothers Harriman	Daily	None

Charles River	Daily	None

Citco	Daily	None

Eagle Investment Systems Corp	Daily	None

Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None

Enfusion Systems	Daily	None

ENSO LP	Daily	None

eVestment Alliance	Quarterly	8-10 Days

FactSet	Daily	None

HSBC Global Asset Management	Daily	None

Institutional Shareholder Services	Daily	None

ITG	Daily	None

Kailash Concepts	Monthly	None

Middle Office Solutions, LLC	Daily	None

Morgan Stanley Capital Inc.	Daily	None

Morningstar	Daily	None

NaviSite, Inc.	Daily	None

StarCompliance	Daily	None

State Street Bank and Trust Company	Daily	None

STP Investments	Daily	None

SunGard/Protegent (formerly Dataware)	Daily	None

The Bank of New York Mellon	Daily	None

The Northern Trust Company	Daily	None

The Northern Trust Melbourne	Daily	None

Thomson	Semi-annually	None

Thomson Reuters	Daily	None

VPD Financial Software Consulting	Daily	None

Wilshire Analytics (Axiom and Compass)	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

DST International plc (DSTi)	Daily	None

Electra Information Systems	Daily	None

Fidelity	Quarterly	5 Business Days

Fitch	Monthly	6-8 Business Days

Frank Russell	Monthly	1 Day

Glass Lewis & Co.	Daily	None

Informa Investment Solutions	Quarterly	8-10 Days

Interactive Data Corp	Daily	None

Liberty Hampshire	Weekly and Month End	None

RBC Investor and Treasury Services	Daily	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the Fund’s portfolio holdings information is made available no earlier than the day next following the day on which the Fund makes the information available on its website, as disclosed in the Fund’s Prospectus. The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or Subadviser(s) or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

•	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

•	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
•

A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

•	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
•

The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

•

A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

•

The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

The Fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund’s Board.

Limitations of Policy

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the Manager or the Subadviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund. Because these accounts, including the Fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the Manager or the Subadviser may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor’s account.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. The Fund is a series of the Trust. As of April 16, 2007, the Fund was redomiciled as a series of the Trust. Prior thereto, the Fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to October 5, 2009, Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund were known as Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund, respectively. Prior to August 1, 2012, Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund were known as Legg Mason Western Asset Intermediate Maturity California Municipals Fund and Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, respectively. Prior to October 5, 2009, Massachusetts Municipals Fund was known as “Legg Mason Partners Massachusetts Municipals Fund.” Prior to August 1, 2012, Massachusetts Municipals Fund was known as “Legg Mason Western Asset Massachusetts Municipals Fund.”

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax professionals with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences of investing in the Fund.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash and cash items (including receivables), securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies)

of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to U.S. federal, state, local, or non-U.S. income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and non-equity options written or purchased by the Fund on U.S. exchanges (including options on broad-based equity indices and debt securities), are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security. If the Fund elects to accrue market discount currently, the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to passive foreign investment companies (“PFICs”), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a non-U.S. country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Investments in Municipal or Other Tax-Exempt Funds

The Fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. The Fund is eligible to pay exempt-interest dividends for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from U.S. federal income tax under Section 103(a) of the Code. Exempt-interest dividends are distributions attributable to interest income received from municipal obligations and are generally not subject to regular U.S. federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to the U.S. federal alternative minimum tax. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by the Fund.

Interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry Fund shares is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding Capital Gain Dividends (defined below). Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund may, under certain circumstances, cause a portion of such benefits to be subject to U.S. federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or “private activity bonds” held by the Fund may not retain its U.S. federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the U.S. federal alternative minimum tax. Shareholders should consult their own tax professionals to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to the U.S. federal alternative minimum tax or the U.S. federal or California “excess net passive income” tax.

The treatment under state and local tax law of Fund dividends may differ from the U.S. federal income tax treatment of such dividends under the Code.

Capital Loss Carryforwards

As of November 30, 2025, as set forth below, the listed capital losses may be carried forward indefinitely to offset future taxable capital gains. These capital losses have been deferred as either short -term or long -term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

Fund	Amount of Capital Loss Carryforward ($)
Intermediate Maturity California Municipals Fund	14,533,345

Intermediate Maturity New York Municipals Fund	7,891,512

Massachusetts Municipals Fund	7,763,511

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually substantially all of its investment company taxable income (determined without regard to the dividends-paid deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who, in turn, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income tax paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by the Fund are exempt from regular U.S. federal income taxes. Other distributions from the Fund’s net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends (“Capital Gain Dividends”) are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. The IRS and the Department of the Treasury have issued regulations that impose special reporting of Capital Gain Dividends by the Fund in order to allow Capital Gain Dividends to be taxable at reduced rates in the hands of certain non-corporate taxpayers who hold shares of the Fund through entities treated as partnerships.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A non-U.S. corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain non-U.S. corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax professional regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction or be treated as qualified dividend income.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of U.S. individuals to the extent their income exceeds certain threshold amounts. The 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income (excluding exempt-interest dividends) and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares.

Certain tax -exempt educational institutions will be subject to an excise tax on net investment income. For these purposes, certain dividends (excluding exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in shares of the Fund, and as a capital gain thereafter (assuming the shareholder holds shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Shareholders who receive taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving distributions of cash in amounts equal to the amounts they would have received if they had instead elected to receive cash distributions. Those shareholders’ aggregate tax basis in shares of the Fund will be increased by those amounts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for U.S. federal income tax purposes, distributions will generally not be taxable currently but may be subject to U.S. federal income taxes upon a later withdrawal of monies from the plan. Special tax rules apply to such retirement plans. You should consult your tax professional regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Other Taxable Disposition of Shares. Upon the sale or exchange of a shareholder’s shares, the shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale, exchange or other taxable disposition will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s cost basis in those shares and the character of any gain or loss (i.e., short-term or long-term) that the shareholder realizes on the redemption or exchange, and certain related tax information. If a shareholder has a different cost basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the cost basis of the shares redeemed or exchanged using the average basis method, under which the cost basis per share is the average of the cost bases of all the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 877-6LM-FUND/656-3863. Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax professionals concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“non-U.S. shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) exempt interest dividends, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions derived from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for capital gain dividends and short-term capital gain dividends do not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, under special rules regarding the disposition of “United States real property interests” (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain non-U.S. countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation. Although the Fund may be eligible to report interest-related and/or short-term capital gain dividends, the Fund is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to non-U.S. shareholders other than (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends and (4) exempt interest dividends, (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If income from the Fund is treated as effectively connected with a trade or business conducted by a non-U.S. shareholder within the United States, the income will in general be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations, as applicable, whether such income is received in cash or reinvested in shares of the Fund, and, in the case of a non-U.S. corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, the shareholder’s effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax professionals.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale, exchange or other taxable disposition of USRPIs apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the non-U.S. shareholder and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. shareholders should consult their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships. Additional considerations may apply to non-U.S. trusts and estates. Investors holding Fund shares through non-U.S. entities should consult their tax advisers about their particular situation.

A non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax professionals regarding the impact of these requirements on their investment in the Fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

California Taxation. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends from the California Fund are not excluded in determining California state franchise or income taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

New York State and City Taxation. New York resident shareholders of the Intermediate Maturity New York Municipals Fund will not be subject to New York state or New York City personal income tax on exempt-interest dividends from the Fund attributable to interest on New York municipal securities. The Intermediate Maturity New York Municipals Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York state franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the Intermediate Maturity New York Municipals Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Massachusetts Taxation. Individual shareholders of the Fund who are otherwise subject to Massachusetts personal income tax will not be subject to such tax on exempt-interest dividends received from the Fund to the extent the dividends are attributable to interest on Massachusetts municipal securities. Also, individual shareholders will not be subject to Massachusetts personal income tax on dividends received from the Fund to the extent the dividends are attributable to interest on U.S. government securities.

Other distributions from the Fund, including those related to long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income tax; however, distributions of net capital gain may be exempt from Massachusetts personal income tax if the gains from which the distribution is paid are derived from certain Massachusetts municipal securities the gains from which are exempted by statute. Businesses should note that the Fund’s distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s audited annual financial statements for the fiscal period ended November 30, 2025, including the accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as filed on Form N-CSR, are incorporated by reference into this SAI (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322826000774/waimcmf-efp21898_ncsr.htm https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322826000772/waimny-efp21901_ncsr.htm https://www.sec.gov/ix?doc=/Archives/edgar/data/0000764624/000113322826000770/wammf-efp21904_ncsr.htm). These audited financial statements are available free of charge upon request by calling the Fund at 877-6LM-FUND/656-3863.

Appendix A

Proxy Voting Policies

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, in particular when fixed income securities are converted into equity by its terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal and Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

ProxyGathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (see Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party

e. The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

f. Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s proxy voting policies and procedures.

b. Copies of proxy statements received with respect to securities in client accounts.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast;
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;
9.

Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, audit-related, extraordinary transactions, say-on-pay, shareholder rights and defenses, compensation, and the environment or climate, among others; and

10.

Funds are required to disclose the number of shares voted or instructed to be cast, as well as how securities lending activities impacted their voting i.e. .the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision-making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

1.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

2.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

3.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

4.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

1.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

2.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

3.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

4.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

1.	Western Asset votes for proposals relating to the authorization of additional common stock.

2.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

3.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western	Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western	Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

1.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

2.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

1.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

2.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Sustainable Investing Matters

Western Asset incorporates sustainable investing considerations, among other relevant risks, as part of the overall investment process. Environmental, Social and Governance (ESG) research is integrated with the Firm’s general research process and led by its sector specialists, who analyze ESG facts in conjunction with traditional metrics. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

Disclosure

© Western Asset Management Company, LLC 2024. This publication is the property of Western Asset and is intended for the sole use of its clients, consultants, and other intended recipients. It should not be forwarded to any other person. Contents herein should be treated as confidential and proprietary information. This material may not be reproduced or used in any form or medium without express written permission. Past results are not indicative of future investment results. This publication is for informational purposes only and reflects the current opinions of Western Asset. Information contained herein is believed to be accurate but cannot be guaranteed. The opinions represented are not intended as an offer or solicitation with respect to the purchase or sale of any security and are subject to change without notice. Statements in this material should not be considered investment advice. Employees and/or clients of Western Asset may have a position in the securities mentioned. This publication has been prepared without taking into account your objectives, financial situation or needs. Before acting on this information, you should consider its appropriateness having regard to your objectives, financial situation, or needs. It is your responsibility to be aware of and observe the applicable laws and regulations of your country of residence.

Appendix B

Credit Ratings

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Credit ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5, 6 Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.7

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.8 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same.

1	In the case of impairments, there can be a financial loss even when contractual obligations are met.

2	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.

3

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include equity indexed principal values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

4

For certain preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

5

Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

6

Where grace periods are disproportionately long relative to the stated maturity, Moody’s may choose not to rate the Instrument. This is particularly relevant in the commercial paper market where maturities may be 30 days or less with strong investor expectation of prompt payment.

7

For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products. Please note that Moody’s always reserves the right to choose not to assign or maintain a credit rating for its own business reasons.

8

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1—Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2—Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3—Ratings of Prime-3 reflect an acceptable ability to repay short-term debt obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Debt and Demand Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings:

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings:

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n  Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n   Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n    Issuers or issues rated A.n demonstrate above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n  Issuers or issues rated Baa.n demonstrate average creditworthiness relative to other domestic issuers and issuances.

Ba.n   Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n    Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n   Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n    Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n    Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
●	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and
●

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of S&P Global Ratings’ Long-Term Issuer Credit Ratings

AAA	An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA	An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest- rated obligors only to a small degree.

A

An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B

An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC	An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issuer Credit Ratings

A-1

An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2

An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3

An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B

An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

An obligor rated “C” is currently vulnerable to nonpayment that would result in an “SD” or “D” issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers:

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
●

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Obligations:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR and senior tranches of Enhanced Equipment Trust Certificates, for which IDRs are secondary dependencies, as Fitch focuses primarily on structure, collateral and legal protection.

At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial Credit Risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very High Levels of Credit Risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally High Levels of Credit Risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to IDRs (or sometimes Viability Ratings for banks and non-bank financial institutions) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks and non-bank financial institutions an assessment of nonperformance risk relative to the risk captured in the IDR or Viability Ratings (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default including the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in several sectors, including financial and non-financial corporations, sovereigns, insurance companies and some sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default – including by way of a distressed debt exchange (DDE) – on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Default is a real possibility.

CC: Very High Levels of Credit Risk. Very low margin for safety. Default of some kind appears probable.

C: Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

●	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
●	The formal announcement by the issuer or their agent of a distressed debt exchange (“DDE”);
●

A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted Default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

●

An uncured payment default or DDE on a bond, loan or other material financial obligations, but has not entered into bankruptcy filing, administration, receivership, liquidation, or other formal winding-up procedure, and

●	Has not otherwise ceased operating. This would include:
●	The selective payment default on a specific class or currency of debt;
●

The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest Credit Quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk.

Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk.

Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
●	Bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
●	Distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the IDR scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Intervention through capital or currency controls where an issuer is prevented comprehensively by its own government from paying out on cross-border bonds, held by investors both inside and outside its borders, would typically lead to a T&C default.

Description of Fitch Ratings’ Sovereigns, Public Finance and Global Infrastructure Obligations:

Ratings of public finance obligations, infrastructure and project finance obligations on the long-term scale, structured finance and fund finance obligations only consider the obligations’ relative vulnerability to default.

In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

Recovery Ratings are only assigned to infrastructure and project finance obligations, to indicate likely recovery prospects upon request. They are assessed in parallel to instrument ratings and typically do not influence the obligation rating, which remains premised on vulnerability to default.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk. Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
●	Bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
●	Distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

Imminent default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix C

Procedures for Shareholders to Submit Nominee Candidates

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act, adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

C-1

Appendix D

ADDITIONAL INFORMATION CONCERNING

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in an official statement, relating to an offering of California bonds dated October 1, 2025 (the “Official Statement”). The Funds have not verified the accuracy, completeness or timeliness of the information contained in the Official Statement. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Official Statement and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The makeup of the State economy generally mirrors that of the national economy. California is by far the most populous state in the nation, with an estimated 39.2 million residents as of July 2024. Its population is approximately 20 percent larger than that of the second most populous state, and California contains approximately 12 percent of the total U.S. population. As of October 1, 2025, the State’s population increased slightly in fiscal year 2023-2024, and the state’s population is projected to grow marginally over the long term, albeit more slowly than in the past, to reach 41.2 million residents by 2070. California’s economy accounted for nearly 14.4 percent of the U.S. Gross Domestic Product (“GDP”) in 2024. The State has a diverse economy with major components in technology, trade, entertainment, manufacturing, government, tourism, construction and services.

Certain Information Regarding the Financial Condition of the State’s General Fund, Budget Reserves and Risks to General Fund

The 2025 Budget Act utilizes a portion of the State’s reserve to help balance the budget. The State’s rainy day fund, the Budget Stabilization Account (“BSA”), reached its constitutional maximum mandatory deposit limit in fiscal year 2024-25, and the 2025 Budget Act makes a withdrawal from the BSA in fiscal year 2025-26 of $7.1 billion and suspends a transfer into the BSA of $1.6 billion, leaving a projected balance in the BSA of $11.2 billion at the end of fiscal year 2025-26. After the enacted withdrawals and suspension of the BSA transfer, $15.7 billion in total budgetary reserves will remain in the 2025 Budget Act for fiscal year 2025-26, comprised of:

●	$11.2 billion in the BSA;
●	$4.5 billion in the State’s Special Fund for Economic Uncertainties (“SFEU”).

Following the enactment of the 2025 Budget Act, the General Fund Multi-Year Projection reflects that the budget is balanced over two years, with a positive operating reserve in fiscal year 2025-2026.

As of October 1, 2025, risks to the State’s General Fund include the potential for further deterioration in the State’s revenues in future years due to personal and corporation income tax volatility and/or an economic recession, significant reductions in federal funding, and persistent significant unfunded liabilities of the two main retirement systems managed by State entities, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), and other post-employment benefits.

There can be no assurances that adverse changes in the State or national economies or in State or federal policies will not materially adversely affect the financial condition of the State’s General Fund.

National Economy

The U.S. labor market continued to add jobs, but at a slower rate as it moved beyond the period of rapid recovery from pandemic-induced losses. The nation reached its record-low (since 1953) unemployment rate of 3.4 percent in April 2023 and was at 4.2 percent in March 2025. The U.S. added an average of 111,000 jobs in the first three months of 2025, well below the

196,000 average monthly jobs added during the same period in 2024 and the 191,000 average monthly job gain from 2015 to 2019 (pre-pandemic).

As the labor market remained relatively strong, inflation continued to decelerate as the Federal Reserve increased target interest rates 11 times by 5.25 percentage points between March 2022 and July 2023. After holding rates steady for over a year, the Federal Reserve reduced its target interest rate range by 0.5 percentage point in September 2024, and by 0.25 percentage point at each of its November and December meetings, for a total of a full percentage point decrease in 2024 to the current range of 4.25 percent to 4.5 percent. U.S. inflation slowed to 2.4 percent year-over-year as of March 2025, substantially lower than its most recent peak of 9.1 percent in June 2022 . Shelter inflation, the largest component of services, has been slow to moderate. It peaked most recently at 8.2 percent in March 2023 and remained at 4 percent as of March 2025, despite much smaller increases in market rents since late 2022. The shelter component is projected to slow to 3 percent by early 2026 and then average about 3.4 percent through the end of 2028.

U.S. real GDP increased at a 3 percent annualized rate in the second quarter of 2025 after the surge in net exports due to frontloading of imported goods ahead of proposed tariffs led to a contraction in the first quarter of 0.5 percent. The 2025-26 May Revision economic forecast projects the national economy to experience a “growth recession,” which is a period of below-trend growth along with rising unemployment, due to the impact of various federal policies, notably broad and elevated tariffs. Moreover, due to the anticipated inflationary impacts of tariffs, in the 2025-26 May Revision forecast, the Federal Reserve is projected to cut target interest rates just once at the end of 2025. As a result, growth is projected to moderate into 2027, due to the impacts of federal government policies and restrictive monetary policy, before returning to 1.8 percent by 2028 in line with steady-state growth trends after anticipated rate cuts from the Federal Reserve.

The uncertain trajectory of inflation and the monetary policy response poses short-term risks and may further affect economic growth. The economic forecast for the Governor’s Budget for fiscal year 2026-27 will incorporate additional economic developments arising between April and November of 2025.

California Economy

California became the fourth largest economy in the world in 2024, with a GDP of $4.1 trillion. California added an average 12,800 nonfarm jobs monthly during 2024. That was nearly double the monthly average gain of approximately 6,700 jobs in 2023, but only about half of the average monthly gains of 29,800 jobs from 2015 to 2019 (pre-pandemic). The State accounted for 11.3 percent of U.S. nonfarm jobs in 2023 and 11.4 percent in 2024, in line with its historical share of U.S. nonfarm employment of around 11.5 percent. In the first two months of 2025, the state lost a total of 43,200 jobs while the U.S. added a total of 213,000 jobs . California’s nonfarm job growth is projected to slow through 2026 due to weaker labor market conditions and the federal administration’s policies, especially tariffs. Tariffs are expected to have the largest broad-based adverse effects on job growth with industries such as leisure and hospitality, professional and business services, manufacturing, trade, transportation, and utilities disproportionately impacted. The slowdown in job growth is generally in line with the projected slowing of U.S. real GDP growth.

California’s labor force recovered to its pre-pandemic February 2020 level in May 2024 after growing by 1.4 percent in 2022 and 1.3 percent in 2023, rates not seen since the first decade of the century. Labor force growth slowed to an annual average growth of 0. 9 percent in 2024. The labor force grew by 12,700 people in the first two months of 2025 after growing by 125,400 over 2024, below the 2019 pre-pandemic growth of 195,700. California’s labor force is projected to grow by 0. 4 percent in 2025 before slowing to rates of 0.1 percent in 2026 and 0.2 percent through 2028. California’s unemployment rate averaged 4.7 percent and 5.3 percent in 2023 and 2024, respectively. The state’s unemployment rate fell to its record low of 3.8 percent in August 2022 and had increased 1.6 percentage points to 5.4 percent by February 2025. The state’s unemployment rate has remained within the range of 5 .3 percent to 5 .5 percent since June 2024 and is projected to remain at around 5.4 percent through the remainder of 2025. Thereafter, the unemployment rate is projected to rise to 5.5 percent through most of 2026 and 2027 due to subdued household employment growth because of slower economic activity before moderating slightly to 5.3 percent by 2028.

California’s inflation peaked at 8.3 percent in June 2022 and slowed to 3.1 percent by February 2025, the latest available data when finalizing the 2025-26 May Revision economic forecast. For both the state and the nation, all major consumer price index components are projected to experience higher inflation in 2025 and 2026 as a result of broad and elevated tariffs, with new vehicles and apparel projected to have the greatest projected inflationary impacts. Shelter inflation, which is based on rental contracts over a fixed period (for example, 6 months or 12 months) and is the largest component of the overall California inflation index, is also projected to be impacted by tariffs due to higher input costs. Shelter inflation tends to lag other components and is projected to increase by 3.7 percent in 2025.

California headline inflation is projected to increase by 3.8 percent in 2025 before moderating to 3.5 percent in 2026 and averaging 3.2 percent over the remainder of the forecast period. California inflation is projected to be 0.5 percentage point to 0.8 percentage point higher than U.S. inflation beginning in 2026, slightly lower than the 2015-2019 historical difference of about 1.1 percentage points. The State’s inflation rate generally exceeds the nation’s due to typically higher increases in housing and energy costs.

Average wages grew by 5.5 percent in 2024 due to large increases in high-wage sectors, especially the information and professional and business services sectors. The 2025-26 May Revision economic forecast projects California average wages to grow by 3. 2 percent in 2025 before growing by 4.1 percent on average between 2026 and 2028. Property income is comprised of interest, rental, and dividend income. Interest income growth slowed sharply in 2024, starting a quarter or two after the Federal Reserve started to reduce the federal funds rate as is the typical pattern. The growth in rental income, which is a lagging indicator as it represents contract rents from leases signed over the previous 12 months and tends to follow shelter inflation, is projected to bottom out at 4 percent in 2025, reflecting recent stagnation in market rents, before growing to 4.9 percent by 2028. Dividend income growth was 4 percent in 2024 and is projected to remain modest as stock prices are projected to stagnate. The 2025-26 May Revision economic forecast projects aggregate California personal income to grow by around 4 percent in 2025 and 2026 before increasing to above 4.5 percent in 2027 and 2028.

California’s residential construction sector continues to be constrained by high interest rates. Residential permits declined by 9.2 percent to just under 100,000 permitted units in 2024 compared to 2023. The 2025-26 May Revision economic forecast projects the number of units permitted to remain sluggish in 2025 and 2026, with total units growing by just 0.4 percent and 0.2 percent, respectively, as high interest rates continue to slow the demand for housing through higher cost of borrowing while tariffs additionally make building inputs more expensive. Permits for single-family units, which declined in 2022 and 2023 but rebounded in 2024, are projected to grow by 8.1 percent in 2025 while permits for multi-family units, which declined by 25.1 percent in 2024, are projected to continue to remain subdued with a projected decline of 11.1 percent in 2025. The number of total residential units permitted are then projected to begin growing at a faster pace from 2027 to 2028 as the Federal Reserve is projected to cut interest rates and inflationary impacts are projected to moderate, making mortgages and construction loans more affordable and boosting production. See “Economic Assumptions Underlying the 2025-26 Budget.”

The 2025-26 May Revision economic forecast was materially downgraded from the economic forecast prepared for the 2025-26 Governor’s Budget and now projects a growth recession for the U.S. economy. Similarly, California’s economy is projected to experience below-trend growth and state inflation is projected to increase and remain elevated in 2025 and 2026 as a result of broad and elevated tariffs. California’s nonfarm payroll job growth is projected to continue to slow in 2025 and through most of 2026, due to weaker labor market conditions and the federal administration’s policies. Risks and uncertainty remain elevated due to the fast-moving and changing landscape of federal policies. The federal administration has been inconsistent in its approach to tariffs, with actual and proposed tariff schedules regularly changing. Uncertainty remains about the future course of tariffs (and retaliatory measures by trade partners), immigration policy, and tax policy.

Economic Assumptions Underlying the 2025-26 Budget

The revenue and expenditure estimates and projections incorporated into the 2025-26 May Revision are based upon historical data and projections of the global, national, and California economies in general in calendar years 2024 through 2028. There can be no assurance that these assumptions relating to future economic conditions will be achieved. These assumptions were finalized in late April 2025 and will not be updated until late November 2025 for use in the 2026-27 Governor’s Budget, which will be released by January 10, 2026.

RECENT DEVELOPMENTS

The following are certain significant recent developments concerning the State:

The 2025 Budget Act

On June 27, 2025, the Governor signed the 2025 Budget Act.

Recent Cash Receipts

In July 2025, the Department of Finance reported that preliminary agency cash receipts for the entire 2024-25 fiscal year were $2.7 billion, or 1.3 percent, above the 2025 Budget Act forecast of $211.3 billion. This was the result of higher receipts from personal income tax, which was $939 million above forecast, corporation tax, which was $435 million above forecast, and amounts categorized as “other revenues,” which were $1. 4 billion above forecast due primarily to higher federal cost recovery collections. These gains were partially offset by sales tax and interest revenue from the state’s Pooled Money Investment Account, which were $87 million and $122 million lower-than-expected, respectively.

In August 2025, the Department of Finance reported that preliminary agency cash receipts for July were $60 million, or 0.5 percent, above the 2025 Budget Act forecast of $11.4 billion. The July coverage was largely the result of higher receipts from personal income tax (up $290 million), amounts categorized as other revenues (up $120 million), and pooled money investment account interest (up $109 million) that were partially offset by lower-than-expected receipts from the corporation tax ( down $428 million ).

In September 2025, the Department of Finance reported that preliminary agency cash receipts for August were $2.7 billion, or 12.8 percent, above the 2025 Budget Act forecast of $ 13.2 billion. The August overage was largely the result of higher receipts from personal income tax (up to $1.1 billion), other revenues (up to $326 million), and corporation tax (up $286 million ). Cumulatively since late April 2025 when the forecast was finalized, preliminary General Fund agency cash receipts were $4. 4 billion above projections, $2.7 billion of which was related to collections during fiscal year 2024-25.

The 2025 Budget Act forecast’s monthly cash projections reflect the assumed impact of the extension of various tax deadlines to October 15, 2025, for Los Angeles County taxpayers impacted by the January 2025 fires.

CalPERS Investment Return for Fiscal Year 2024-25

On July 14, 2025, CalPERS reported a preliminary 11.6 percent net return on investment for the fiscal year ending June 30, 2025. The return is above the system’s actuarially assumed 6.8 percent rate of return.

CalSTRS Investment Return for Fiscal Year 2024-25

On July 30, 2025, CalSTRS reported a preliminary 8.5 percent net return on investment for the fiscal year ending June 30, 2025. The return is above the system’s actuarially assumed 7.0 percent rate of return for that fiscal year.

CURRENT STATE BUDGET

The 2025 Budget Act projects an estimated General Fund shortfall of $11.8 billion for fiscal year 2025-26, before the corrective actions taken in the 2025-26 Budget. The 2025 Budget Act provides a balanced fiscal plan that reduces state spending while maintaining support for vital initiatives including housing and infrastructure, universal transitional kindergarten, universal school meals, Los Angeles fire recovery and growth in Cal Fire personnel. The economy performed better than projected in the 2024 Budget Act, as reflected in strong stock market performance. Revenues came in higher than projected, however federal policy and shifting tariffs caused a downgrade in the economic and revenue forecasts in the 2025-26 May Revision. A substantial increase in the costs of the Medi-Cal program, along with other program growth, contributed to the then projected shortfall for fiscal year 2025-26. The 2025-26 Budget closes the shortfall with a range of solutions while maintaining long term stability for critical state programs. Changing federal policy creates uncertainty in whether the impact of such solutions will meet the projections and estimates in the 2025-26 Budget.

The 2025-26 May Revision included projections of decreased revenues and program growth leading to projected operating deficits in future fiscal years. The Legislature must enact a balanced budget annually; operating deficits have occurred (and been addressed) from time to time in the past during a particular fiscal year, and if such deficits occur again, they will be addressed as mandated by the balanced budget requirement in the state Constitution and as estimates are refined.

The projected General Fund shortfall for fiscal year 2025-26 was addressed by reducing expenditures ($2.8 billion), increasing revenue and borrowing ($7.8 billion), and shifting expenditures from the General Fund to special funds ($1.2 billion). The $7.8 billion of increased revenue and borrowing includes $1.3 billion for Proposition 35 support for Medi-Cal rate increases, $4.4 billion for medical providers interim payment fund loan and $2.1 billion in internal borrowing.

The state has large cash reserves, which together with budget solutions adopted in the 2025-26 Budget, address the projected shortfall and are anticipated to be sufficient to allow operations of the state to continue without any significant projected disruptions.

The 2025 Budget Act prioritizes services and programs that Californians depend on, while making necessary adjustments to ensure long-term fiscal stability.

General Fund revenues and transfers for fiscal year 2025-26 are projected at $ 215.7 billion, a decrease of $11 billion, or 5 percent, compared with a revised estimate of $226.7 billion for fiscal year 2024-25. These General Fund revenues and transfers estimates include a transfer of $ 4.9 billion from the BSA in fiscal year 2024-25 and a transfer of $7.1 billion from the BSA in fiscal year 2025-26. These BSA transfers have the effect of lowering (transfer to) or raising (transfer from) reported levels of General Fund revenues and transfers.

The enacted General Fund expenditures for fiscal year 2025-26 are $228.4 billion; a decrease of $5.2 billion compared with a revised estimate of $233.6 billion for fiscal year 2024-25. A high-level review of the 2025 Budget Act main programs in fiscal year 2024-25 follows:

●	K-12 Education under Proposition 98 — total funding of $102 billion, of which $72 billion is from the General Fund and the remainder of which is from other funds, including local property taxes.
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Higher Education — total funding of approximately $29.4 billion for all major segments of higher education, including $22.8 billion from the General Fund. The remaining funds include amounts from special and bond funds.

●	Health and Human Services — total funding of $132.6 billion, of which $87.1 billion is from the General Fund and $45 billion is from special funds, and $0.5 billion is from bond funds.
●	Corrections and Rehabilitation Agency — total funding of $17.5 billion, of which $13.4 billion is from the General Fund and $4 billion is from special funds.

ECONOMIC AND BUDGET RISKS

The 2025 Budget Act is based on a variety of estimates and assumptions. If actual results materially differ from those estimates and assumptions, the State’s financial condition may be materially different than anticipated and as described herein. The State faces certain risks with potentially significant adverse General Fund impact including, but not limited to, the following:

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Uncertain Federal Policies Relating to Tariffs and Immigration. Tariffs of the size and scale being proposed and/or enacted from time to time by the current federal administration are likely to be highly inflationary and have already led the Federal Reserve to pause interest rate cuts. The 2025-26 May Revision economic forecast used in the development of the 2025 Budget assumes an effective tariff rate of 27 percent for California. The effective tariff rate has changed several times since the 2025-26 May Revision economic forecast was finalized, and the trajectory of tariffs remains highly volatile, contributing to economic uncertainty. Over the next few months, the effective tariff rate may be significantly lower or higher than the 27 percent rate for California assumed in the 2025-26 May Revision economic forecast, which is significantly higher than the 2.4 percent effective tariff rate in 2024. The full impact of tariffs has not yet been reflected in most aggregate economic data largely due to front-loading of imports before the tariffs took effect as well as deferrals of tariffs, but tariffs are expected to lead to inflation and decreased demand in the second half of 2025. California is especially vulnerable to tariffs as its ports and logistics industry depend mainly on foreign trade. There is increased uncertainty in the economic forecast because the tariff rates themselves are fast-changing and uncertain, and there is no precedent in modem history for such elevated tariff rates which makes it difficult to predict how they will impact the economy. The federal administration has also enacted policies intended to restrict immigration, including actions to deport undocumented immigrants, many if not most of whom are workers. This could cause labor shortages in many sectors, which could also lead to higher inflation and disproportionately affect California, which has a large share of the nation’s undocumented immigrants.

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Estimated Impact of H.R. 1. The 2025 Budget Act, which was enacted prior to H.R. 1, anticipates $174 billion in federal funds, including $120 billion for Medi-Cal and significant funding for education, highway safety, human services and public health, natural resources and the environment, and labor and employment. H.R. 1 is anticipated to have significant fiscal and programmatic impacts on the state’s budget in fiscal year 2025-26 and in future fiscal years. The state estimates H.R.1 will result in reduction of federal funding to the state in the tens of billions of dollars annually, primarily related to estimated reductions in funding for the MediCal program and education, with minor fiscal impacts from the food benefit provisions in

H.R. 1. On a preliminary basis the state has identified the following impacts from H.R. 1 in fiscal year 2025-26: reductions in General Fund Managed Care Organization (“MCO”) tax revenues of up to a $4.1 billion if a transition period is not granted and reductions in General Fund Hospital Quality Assurance Fee (“HQAF”) revenues of up to $1.3 billion; however there can be no assurances additional General Fund impacts will not occur in fiscal year 2025-26. In addition, potential impacts that may occur as soon as fiscal year 2025-26, include federal funding reductions in public K-12 education exceeding $8 billion, and higher education in the low tens of billions of dollars. The state continues to evaluate the fiscal impacts of H.R. 1, as more information regarding application of its respective provisions becomes available. Various funding reductions and other provisions of H.R. 1 are not effective until future fiscal years, and the impacts of additional funding losses are still being estimated. The state cannot predict with any degree of certainty the actual amount or timing of such reductions or the portion of such reductions that will impact the General Fund, particularly with respect to fiscal year 2025-26, but such impact may be material. The impacts of any such reductions could be material and would likely be addressed with a range of solutions across fiscal year 2025-26 and future fiscal years, that could include, among other solutions, program adjustments, significant expenditure deferrals and/or reductions, use of budgetary reserves and internal borrowing. Notwithstanding the available range of budget and other programmatic solutions, there can be no assurance that any solutions if enacted or otherwise implemented will materially mitigate the fiscal impacts of H.R. 1, which, notwithstanding any solutions enacted or otherwise implemented, may materially adversely affect General Fund resources in fiscal year 2025-26 and future fiscal years.

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Federal Government Shutdowns. Extended federal government shutdowns, even partial, have the potential to adversely affect the nation and state economies. As of August 2025, federal government employees accounted for 1.8 percent of nonfarm payroll employment in the U.S. (2.9 million employees including almost 550,000 employees in Defense Department civilian roles). As of July 2025, federal government employees accounted for 1.4 percent of total nonfarm payroll employment in California. The five-week shutdown that ended in January 2019 permanently reduced GDP by 0.02 percent for 2019 according to the Congressional Budget Office. A similar shutdown in 2025 would likely have a similar contraction on U.S. GDP growth. Federal employees may postpone or cancel planned purchases in the wake of a shutdown and delayed compensation. Federal agencies will also likely adjust spending on goods and services. Contractors who work with the federal government would also be affected. In all, a government shutdown will dampen economic activity and reduce aggregate demand due to corresponding dampening of the private sector. The economic impact on the state of a federal government shutdown ( and the degree of severity of any such impact) depends, in large part, on the length of such shutdown.

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Inflation. Historically, California inflation rates have been somewhat higher than the nation’s inflation rates due to the State’s faster increases in housing and energy prices. California inflation peaked at 8.3 percent year-over-year in June 2022 but has slowed to 2.7 percent as of April 2025 (the latest available data). Inflation would be even lower without the shelter component, the largest share of the entire California index, which generally lags other components and has slowed from 6.7 percent in March 2023 to 3.6 percent in April 2025.

The Federal Reserve responded to elevated inflation by increasing the target federal funds rate 11 times from March 2022 to July 2023 to a target range of 5.25 percent to 5.5 percent. More recently, the Federal Reserve decreased its target rates by a total of 1 percentage point from September 2024 to December 2024 but has held target rates steady so far in 2025 . The key factors for future monetary policy are likely to be the extent to which the federal administration’s uncertain trade and immigration policies eventually contribute to inflation and a weak labor market. With the foreign-born labor force already declining in both the U.S. and California, likely due in part to restrictive immigration policies, continued or stricter deportation policies risk further shrinking the labor supply and intensifying shortages in immigrant-dependent sectors such as agriculture, construction, and personal care services. The uncertainty of tariffs and the accompanying path of future monetary policy (the possibility of holding rates steady, cutting rates, or even reversing course and increasing rates) contributes to economic risk.

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High Interest Rates and Threat of Recession. While the interest rates that households and businesses pay on their debt do not generally move in lockstep with the target federal funds rate, Federal Reserve rate increases restrict the amount of credit in the financial system, which causes key interest rates such as on mortgages, credit cards, and bank loans to rise. The current interest rates have slowed demand: for example, average 30-year mortgage rates were below 4 percent in early 2022 but rose to just over 7 percent in January 2025 recently trending downward to approximately 6.5 percent in mid-September 2025. In response, real residential investment has been at least 12 percent below its 2021 peak in every quarter since the third quarter of 2022. While overall spending has buoyed the economy so far, a larger-than-projected pullback in spending as seen in the first quarter of 2025 could lead to slower-than-expected growth or even a recession. The 2025-26 May Revision economic forecast assumes no interest rate cuts in 2025 until December.

The revenue forecast prepared in connection with the 2025 Budget Act is based on a scenario that assumes a growth recession during the first three quarters of 2025. All else being equal, a decline in economic activity large enough to qualify as a recession would likely reduce revenue, with the overall impact on the State’s budget depending on the nature of the recession and on asset price movements. For example, the 2001 recession was not especially severe from an economic perspective, as the State’s payroll employment declined just 1.9 percent from peak to trough, but personal income, corporate income, and sales tax revenues declined by 18 percent in fiscal year 2001-02 as stock prices plunged, causing revenue from capital gains to decline significantly. Further, the high-paying technology industry contracted, which sharply reduced high-income taxpayers’ earnings from irregular payments (bonuses, options, etc.) In contrast, the recent COVID-19 recession was deeper from an economic perspective as employment was down 7.5 percent from the February 2020 pre-pandemic level a full year after the start of the recession in March 2021, yet revenues surged in response to a technology sector boom (driven in part by the rise of remote work) and a strong stock market performance. In contrast, in fiscal year 2022-23, revenues from personal income, corporate income and sales tax revenues are estimated to have decreased by around 20 percent even while the State’s economy and employment have continued to expand. Accordingly, a larger-than-expected negative impact from federal policies in the areas of tariffs, immigration policy, or federal funding could result in a recession that would materially adversely impact General Fund revenues and/or expenditures.

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Capital Gains Volatility. A significant amount of the State’s tax revenue is derived from capital gains, whose share of total General Fund tax revenue ranged from around 10 percent to 13 percent from fiscal year 2014-15 through fiscal year 2021-22 but has been as low as 3.4 percent in fiscal year 2009-10. Capital gains realizations were particularly strong in the immediate aftermath of the COVID-19 pandemic, reaching record highs of 13 percent and 12.8 percent of General Fund revenues in fiscal years 2020-21 and 2021-22, respectively. The revenue forecast for the 2025 Budget Act projects capital gains realizations to account for 7.3 percent of total General Fund tax revenue in fiscal year 2023-24, 7.6 percent in fiscal year 2024-25 and 7.1 percent in fiscal year 2025-26. Capital gains, the State’s most volatile revenue source, are heavily reliant on stock market performance, as well as the timing of when taxpayers choose to realize gains and the netting of gains against losses from prior years. Stock market performance has been particularly volatile in 2025 in response to uncertainty on federal policies including tariff rates. Any sustained declines in the stock market would likely adversely affect capital gains revenues. Proposition 2 mitigates some of the State’s exposure to capital gains volatility by requiring spikes in capital gains tax revenue to be used to repay the State’s debts and liabilities and to be deposited in the BSA.

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Personal Income Tax and Corporation Income Tax Volatility. Revenue forecasting is always subject to significant uncertainty, even if the underlying economy and the stock market are performing in line with expectations, particularly in the personal income and corporate income tax forecasts, as liability for those taxes also depends on taxpayer behavior and timing of when assets are sold as well as when credits and net operating losses are used. While the magnitude of potential revenue swings through fiscal year 2025-26 has likely decreased as revenues have already declined substantially from fiscal year 2021-22 and stabilized in fiscal year 2023-24, fiscal year 2025-26 revenues could still end up significantly higher or lower than projected, even if the economy and asset markets perform largely in line with expectations. Therefore, a range of revenue outcomes is possible under the economic assumptions underlying the 2025-26 Budget Act.

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Tax Deadline Delays. There has been an increasing incidence of tax deadline delays resulting from disasters in recent years, as evidenced by the tax deadline delays following the COVID-19 pandemic as well as following the federal disaster declarations related to severe winter storms in late 2022 and early 2023, and the San Diego County floods in January 2024. Additionally, due to the Palisades and Eaton wildfires in Los Angeles County, on January 11, 2025, the state announced conformity with the federal tax deadline delays to extend tax filing and payment deadlines due between January 7, 2025 and through October 15, 2025 to October 15, 2025 for taxpayers in Los Angeles County. Los Angeles County comprises approximately one-quarter of the state’s population and accounted for 21 percent of the state’s personal income tax liability, 28 percent of corporate tax liability, and 30 percent of PTET liability in tax year 2022. Tax deadline delays increase revenue forecasting uncertainty because the amount of cash collections that shift due to the delayed deadline is unknown, which results in challenges interpreting cash receipts and disentangling actual revenue variance from distortions caused by behavioral impacts. The 2025 Budget Act assumes that $2.8 billion in personal income tax payments and $2.2 billion in corporate tax payments, including $1.6 billion in PTET payments, will shift from January through June 2025 to October 2025.

The 2024 Budget Act shifted the authority from the Franchise Tax Board to the Director of Finance to determine whether and to what extent the state will conform to the federal postponement of certain tax-related deadlines when disaster relief has been granted by the IRS for a disaster declaration made by the Federal Emergency Management Agency. The 2024 Budget Act also set a process for the state to grant individualized relief equal to the federal postponement for affected taxpayers who provide documentation in cases in which the state does not conform or only partially conforms. While this provides the state with the ability to provide more targeted relief and greater flexibility to mitigate the disruptions caused by overly broad extensions, extreme weather events and disasters have become more frequent, so widespread tax deadline delays (whether due to weather events or other reasons) and their potential negative impact on the state budget cannot be ruled out.

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Global Relations and Trade. Markets for goods, services, and financial assets are globalized, and economic slowdowns in other countries or regions, geopolitical tensions, and deteriorating international trade relations may hamper the national and state economies. Current geopolitical conflicts such as the conflict in the Middle East do not appear to have had significant direct impacts on the state’s economy or budget to date. Neither have other geopolitical conflicts, and the 2025-26 May Revision forecast does not project any worsening disruptions throughout the forecast window. The federal administration’s tariffs are discussed above. These and any additional potential trade disruptions could create supply chain disruptions, which could potentially reduce wages and employment in the short run and could trigger a change in the business model of companies that until now have based significant investment decisions on the assumption of generally free global trade.

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Health Care Costs. The State’s Medicaid program (“Medi-Cal”) is one of the State’s largest expenditures. The State also provides health benefits to its own employees and retirees. General Fund spending on health care costs is thus heavily dependent upon the rate of health care cost inflation. If this inflation rises faster than expected, annual General Fund spending could quickly rise by hundreds of millions of dollars.

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Housing Constraints. California continues to face a critical housing shortage despite issuing permits for about 110,000 residential housing units in 2023 and 100,000 units in 2024, down from the 2021 recent peak of about 119,500, the highest annual figure since 2006. Weakness in permitting activity continued through the first quarter of 2025, when permitted units declined 13.1 percent year-over-year to 94,000 units. Due to higher projected interest rates, tariff-induced material cost increases, and potential labor supply issues, the 2025-26 May Revision economic forecast projects permitting to remain low through 2025 and 2026, and into 2027, averaging about 100,600 units per year. Growth is projected to pick up very slightly starting in mid-2027, a lagged result of projected interest rate reductions in the second half of 2026 making construction inputs more affordable and lowering mortgage rates for potential homebuyers, spurring the real estate sector. Low and moderate-income Californians continue to face increasing affordability issues affecting their decisions about where to live and work. Given the state’s structural housing supply constraints and shortage, they will be especially vulnerable to housing price increases both in the rental and ownership markets. Furthermore, certain businesses may relocate out of the state to the extent that their location decisions are influenced by the ability of their employees and customers to live nearby. The fires in Los Angeles County in January 2025 led to the destruction of about 12,000 housing units and rebuilding is expected to take time. The loss of such significant housing stock in an urban area is likely to generate spillover effects including increased owner and rental prices which will likely worsen affordability issues in Los Angeles County and neighboring counties. Rebuilding of the housing stock will likely also face labor force and material challenges. Another factor that will likely impact the construction industry is the current federal immigration policy focusing on deporting undocumented immigrants, given that it is estimated that a sizeable share of the state’s construction workforce is undocumented. Along with deportations which will likely take months or even years, there may be ancillary labor impacts as workers may opt to quit their jobs to avoid workplace raids. Tariffs will likely also have a significant impact as there are estimates that 7 percent of all inputs used in residential construction in the U.S. originate in a foreign country. Softwood lumber and drywall material, both of which are essential for construction, are largely sourced from Mexico and Canada, two countries which have or may have increased tariffs. Other materials, including steel, aluminum, and home appliances are sourced from China, which is also subject to additional tariffs. These factors will most likely lead to increased construction costs and projects becoming delayed or canceled, further impacting housing affordability.

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Debts and Liabilities. Since the end of the Great Recession in 2009, the State implemented plans to pay down the remaining unfunded portions of all major state pension and retiree healthcare liabilities over the next three decades. The State’s past budget challenges were often addressed by use of debt, deferrals, and budgetary obligations accumulated during periods of economic recession in the prior two decades. While these prior debts and liabilities were repaid, the 2024 and 2025 Budget Acts did utilize such tools as internal borrowing and a deferral of state employee payroll costs as budget solutions. There can be no assurance that any current or future budget challenges would not be addressed in a similar manner. The State still faces hundreds of billions of dollars in long-term pension and retiree healthcare cost pressures.

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Climate Change. Historically, the state has been susceptible to wildfires and hydrologic variability. As greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, as well as rising sea levels along the coast. Over the past several years, the state has already experienced the impacts of climate change through a multiyear drought, flooding, and unprecedented wildfires, such as the significant Los Angeles wildfire events of January 2025.

The state experienced a five-year drought from 2012 to 2016, and recently suffered a multiyear drought that ended in early 2023, following winter storms. Dry weather increases wildfire risk, and future drought conditions may impact future economic forecasts. Hotter and drier weather conditions spurred by climate change could reduce California’s water supply by up to 10% by the year 2040.

The Administration has taken actions to address drought conditions, including encouraging water conservation, facilitating water management where possible, and providing funding for critical water infrastructure projects.

During the 2022-23 winter, the State experienced significant storms leading to severe flooding in various locations throughout the State, and by April 2023 the flooding had caused the State to declare emergencies in 51 of the State’s 58 counties. The 2022-23 winter storms brought historic levels of snow, and the associated snowmelt as temperatures increased through the spring resulted in significant flooding in various regions of the State. The State continues to support a comprehensive approach to water management intended to be responsive to drastic shifts in precipitation levels caused by climate change.

All these factors create challenges for regional growth and housing construction, especially if water is not available, and wildfires and flooding continue to be destructive. The cumulative impacts of these destructive events on housing increases the demand for construction resources for rebuilding and worsens the state’s housing imbalances for years following the incidents. Further, as mentioned above, the winter storms in recent years followed by the destructive wildfires in Los Angeles in January 2025 have demonstrated the unpredictable impact of climate change on the state.

The increasing frequency of natural disasters within the State, particularly wildfires, has led to rising home insurance premiums, as well as some insurers either limiting or discontinuing issuance of policies, which could further weaken housing development in the State and exacerbate the ongoing housing shortage. Additional significant costs incurred by insurance companies could likely get passed down to existing or prospective policyholders in the form of higher premiums or temporary surcharges, which exacerbate the State’s lack of housing affordability.

The specific timing and severity of future fiscal impacts of climate change on the State budget are difficult to predict but could be significant. The State is in the process of implementing various resilience measures to reduce the impacts of climate change, including significant investments in wildfire prevention, water infrastructure projects, and workforce development towards more sustainable industries. The ability of the State to take actions to mitigate any future fiscal impact of climate change on the State budget is limited, and there can be no assurances that the current or any future resilience measures will be effective in materially mitigating the impact of climate change on the State.

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Energy Risks. Another result of extreme climate-induced weather events that include drought, extreme heat events, and wildfires, is stress on California’s electrical system. The future fiscal impact of stresses to the energy grid caused by climate is difficult to predict but could be significant. In recent years, the State has taken numerous steps to increase resiliency to be better prepared to meet the State’s electricity demands. This includes establishing demand response programs, creating additional incentives to move large energy users to back-up power generation to address reliability concerns, and streamlining certain permitting requirements to allow greater energy production.

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Cybersecurity Risks. The State, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. The State’s reliance on this environment has increased due to higher rates of telework as initially mandated by public health measures during the COVID-19 pandemic. As a recipient and provider of personal, private, and/or sensitive information, the State is subject to multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems.

Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. For example, in December 2022, the Department of Finance experienced a significant cyber intrusion. While there were short-term disruptions to the department’s operations, there was no impact to the security of the State’s funds or fiscal operations. The statewide security operations center established in 2017 to protect against malicious activity targeting critical technology infrastructure and coordinate activities of the California Office of Emergency Services, the California Highway Patrol, the Department of Technology and the Department of Military plays a critical role in investigating and recovering from cyber attacks. No assurances can be given that the State’s efforts to manage future cyber threats and attacks will be as successful or that any such attack will not materially impact the operations or finances of the State.

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Pandemics. California’s pandemic state of emergency ended on February 28, 2023, and the 2025-26 May Revision economic forecast assumes that COVID-19 will not create any further major disruptions to national and international economies. Nevertheless, a new pandemic or a surge in COVID-19 cases such as from a more severe new variant could slow labor force and employment growth and cause supply chain disruptions like fiscal year 2020-21, among other negative impacts. No assurances can be given that the State would receive federal aid like the aid it received in 2020 and 2021 in the case of a future pandemic.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under State law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal of and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating general obligation bond program for the State is the veterans general obligation bonds, which are supported by mortgage repayments from housing loans made to military veterans of the State.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance state budget deficits.

Variable Rate General Obligation Bonds. The State’s general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of its long-term general obligation bonds outstanding. The State Treasurer has adopted a Debt Management Policy that, as of the date hereof, further reduces this limitation on variable rate indebtedness to 10 percent of the aggregate amount of long-term general obligation bonds outstanding. The terms of this policy, including this 10 percent limitation, can be waived or changed in the sole discretion of the State Treasurer.

The State is obligated to redeem, on the applicable purchase date, any weekly and daily variable rate demand obligations (“VRDOs”) tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or from liquidity support related to such VRDOs. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

General Obligation Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as commercial paper notes. The principal amounts of commercial paper notes are typically paid with proceeds of new commercial paper notes or proceeds from the issuance of long-term bonds. Interest on commercial paper notes is required to be paid from the General Fund. The State primarily uses commercial paper notes to provide interim funding for voter-approved projects under a bond act until long-term bonds are issued. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under “Variable Rate General Obligation Bonds.” As of July 1, 2025, payment of a total of $2.45 billion in principal amount of commercial paper notes, plus interest thereon, is supported by credit agreements with financial institutions. The aggregate principal amount of commercial paper notes outstanding from time to time cannot exceed the aggregate principal amount then supported by such credit agreements.

Bank Arrangements. In connection with VRDOs and the commercial paper program (“CP”), the State has entered into a number of reimbursement agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) pursuant to which the State would be required to pay or repay any obligations thereunder (including reimbursement of drawings made to purchase VRDOs resulting from any failed remarketings thereof). To the extent that VRDOs or CP offered to the public cannot be remarketed or marketed, respectively, over an extended period (whether due to downgrades of the credit ratings of the financial institution providing credit enhancement or other factors) and the applicable financial institution is obligated to purchase VRDOs or CP, interest payable by the State pursuant to the reimbursement agreement would generally increase over current market levels relating to the VRDOs or CP, and, with respect to VRDOs the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the VRDOs. In addition, after the occurrence of certain events of default as specified in a reimbursement agreement, payment of the related VRDOs held by the applicable financial institution may be further accelerated and payment of related CP held by the applicable financial institution, as applicable, may also be accelerated and interest payable by the State on such VRDOs or CP could increase significantly.

Lease Revenue Obligations. In addition to general obligation bonds, the State acquires and constructs capital projects through the issuance of lease revenue obligations. Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board (“SPWB”), another state or local agency or a joint powers authority uses proceeds of bonds to finance the acquisition or construction of a wide range of capital projects. These capital projects are leased to various state agencies under a long-term lease which provides the source of revenues which are pledged to the payment of the debt service on the lease revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State constitutional provisions that require voter approval.

Non-Recourse Debt. Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from state revenue-producing enterprises and projects (e.g., among other revenue sources, taxes, fees and/or tolls) and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the CSU and UC systems), housing, health facilities and pollution control facilities. For information about outstanding revenue obligations that are non-recourse to the General Fund issued by a particular state agency or conduit financing authority see the applicable website or EMMA filings of such agency or authority.

Build America Bonds. In February 2009, Congress enacted certain new municipal bond provisions as part of the federal economic stimulus act (“ARRA”), which allowed municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments related to lease revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. None of the State’s BAB subsidy payments to date have been reduced because of such an offset.

Between April 2009 and December 2010, the State issued $13.5 billion of BAB general obligation bonds and the SPWB issued $551 million of BAB lease revenue bonds. As of July 1, 2024, the State has approximately $11.3 billion of outstanding BAB general obligation bonds and $332 million of outstanding BAB lease revenue bonds. As of July 1, 2025, the aggregate amount of the subsidy payments expected to be received for fiscal year 2025-26 through the maturity of the outstanding BABs (the final BAB general obligation bonds maturity is in fiscal year 2040-41 and the final BAB lease-revenue bond maturity is in fiscal year 2034-35) is approximately $3.5 billion for the general obligation BABs and $67 million for the SPWB lease revenue BABs. The estimated subsidy amounts include the expected 5.7 percent reduction to the BAB subsidy from sequestration as described in the next paragraph.

Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. The amount of the reduction of the BAB subsidy payment has ranged from a high of 8.7 percent in 2013 to a low of 5.7 percent for federal fiscal years 2021 through 2031. The amount of this reduction has been less than $30 million annually and such reductions are presently scheduled to continue through September 30, 2031.

Congress can terminate, extend, or otherwise modify reductions in BABs subsidy payments due to sequestration at any time and the sequestration reduction rate could be increased in future years depending on the impact of other legislation that may be enacted by Congress. If the sequestration reduction rate were to increase to 100 percent in 2026 and remain in place through, for example, calendar year 2028, the State’s BAB subsidy payments would be reduced by approximately $282 million per calendar year per 2026 and would be reduced by approximately $280 million per calendar year for 2027 and 2028.

None of the BAB subsidy payments are pledged to pay debt service for the general obligation and SPWB BABs.

Future Issuance Plans; General Fund Debt Ratio

Based on estimates the State Treasurer’s Office received from the Department of Finance, the State Treasurer’s Office estimates approximately $7.7 billion and $8.1 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $ 2.8 billion and $712 million of new money lease-revenue bonds will be issued in fiscal years 2025-26 and 2026-27, respectively. These estimates will be updated by the State Treasurer’s Office based on information provided by the Department of Finance with respect to updated funding needs of and actual spending by departments. The actual amount of bonds sold will depend on these factors and other factors such as overall budget constraints, market conditions and other considerations. The state also expects to issue refunding bonds as market conditions warrant.

The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”), can fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time. Any changes to these assumptions will impact the projected General Fund Debt Ratio. Based on the General Fund revenue estimates less any transfers to and from the BSA contained in the 2025 Budget Act and the bond issuance estimates described in the paragraph above, the General Fund Debt Ratio is projected to equal approximately 3. 95 percent in fiscal year 2025-26 and 4.35 percent in fiscal year 2026-27.

The General Fund Debt Ratio is calculated based on the amount of debt service expected to be paid, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. The total of these offsets is projected to be approximately $1.7 billion for each of fiscal year 2025-26 and fiscal year 2026-27. Including the projected offsets reduce the General Fund Debt Ratio to 3. 11 percent in fiscal year 2025-26 and 3.54 percent in fiscal year 2026-27. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement with the four major cigarette manufacturers, in which the participating manufacturers agreed to make payments to the State in perpetuity. Under a separate Memorandum of Understanding (“MOU”), half of the payments made by the cigarette manufacturers are paid to the State and half to certain local governments, subject to certain adjustments.

In 2002, the State established a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 authorized a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act for payment of debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation so requested.

Currently, the credit enhancement mechanism only applies to certain tobacco settlement bonds that were issued in 2021. As of June 1, 2025, these bonds had an outstanding principal amount of approximately $1.8 billion (the “2021 enhanced bonds”). The 2021 enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, as described above, the State committed to request a General Fund appropriation from the Legislature in the event tobacco settlement revenues are insufficient to pay debt service on the 2021 enhanced bonds, and certain other available amounts, including the enhanced tobacco settlement bonds reserve fund, which currently supports only the 2021 enhanced bonds, are depleted. Every enacted budget since 2003 has included this appropriation, but, use of the appropriated moneys has never been required.

In 2011 and 2012, draws on the enhanced tobacco settlement bonds reserve fund for then-outstanding enhanced tobacco settlement bonds in the amount of approximately $7.94 million were used to make required debt service payments. In April 2013, this reserve fund was replenished in full from tobacco revenues. As of the last required valuation of the tobacco settlement bonds reserve fund on May 31, 2025, the tobacco settlement bonds reserve fund was funded more than the reserve requirement of $50 million, resulting in a release of the excess amount to prepay bonds on June 2, 2025. If, in any future year tobacco settlement revenues are less than required debt service payments on the enhanced bonds in such year, additional draws on this reserve fund will be required and, at some point in the future, this reserve fund may become fully depleted. The State is not obligated to replenish the enhanced tobacco settlement bonds reserve fund from the General Fund, or to request an appropriation to replenish this reserve fund.

Department of Health Care Access and Information Guarantees

The Department of Health Care Access and Information (formerly known as the Office of Statewide Health Planning and Development) (“HCAI”) insures loans and bonds that finance and refinance construction and renovation projects for nonprofit and publicly owned healthcare facilities. This program is currently authorized by statute to insure up to $3 billion for health facility projects.

State law established the Health Facility Construction Loan Insurance Fund (the “Fund”) as a trust fund which is continuously appropriated and may only be used for purposes of this program. The Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund is unable to make payment on an insured loan or bond, State law provides for the State Treasurer’s Office to issue debentures to the holders of the defaulted loan or bond which are payable on parity with State general obligation bonds. The Fund is liable for repayment to the General Fund of any money paid from the General Fund. All claims on insured loans to date have been paid from the Fund and no debentures have been issued. In December 2016, HCAI, the Department of Finance, and the State Treasurer’s Office entered into a memorandum of understanding that outlined the processes for the (i) issuance of debentures; (ii) payment of debentures from the General Fund should the Fund fail to pay the debentures; and (iii) repayment to the General Fund for any money paid for debentures.

As of May 31, 2025, HCAI insured 55 loans to nonprofit or publicly owned health facilities throughout California with a current outstanding aggregate par amount of approximately $1.2 billion, and a cash balance of approximately $128.0 million. The actuarial study of the Fund (a biennial study) as of June 30, 2022, was completed in November 2024 (the “2022 actuarial study”). Based upon a number of assumptions, the 2022 actuarial study concluded, among other things, that the Fund appeared to be sufficient, under the “expected scenario” to maintain a positive balance until at least fiscal year 2051-52. Even under the “most pessimistic scenario,” the 2022 actuarial study found that there was a 70 percent likelihood that the Fund’s reserves as of June 30, 2022 would protect against any General Fund losses until at least fiscal year 2031-32, and a 90 percent likelihood that the Fund’s reserves as of June 30, 2022 would protect against any General Fund losses until at least fiscal year 2027-28.

Cash Management Borrowings

As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs. RANs were issued in every year except one between 1983 and 2014 with the most recent issues of RANs ranging in aggregate principal amounts of approximately $2 billion to $10 billion. More recently, with the State’s budget and cash position through fiscal year 2024-25, and the growth of internal borrowable resources from special funds including new reserve funds, the State has not had to use external borrowing since the last RAN issue in fiscal year 2014-15. Based on current cash projections no RANs are planned through fiscal year 2025-26.

SOURCES OF TAX REVENUE

In 2024, the economy generally performed in line with the 2025-26 Governor’s Budget forecast, which was finalized in late November 2024. Additionally, General Fund agency cash receipts were $5.3 billion above the 2025-26 Governor’s Budget forecast through April 2025. However, various federal fiscal policies, notably broad and elevated tariffs, led to downward revisions to the economic forecast and the S&P 500 forecast assumed in the 2025 Budget Act. As a result, each of the state’s three largest revenues were reduced in the budget window from fiscal year 2023-24 through fiscal year 2025-26 relative to the 2025-26 Governor’s Budget forecast, despite personal income tax being substantially upgraded by nearly $7 billion in fiscal year 2023-24 and fiscal year 2024-25 combined. For fiscal year 2023-24 through fiscal year 2025-26, the personal income tax forecast was reduced by $767 million, the corporation income tax by $2.4 billion, and the sales and use tax by $666 million. In total, General Fund revenues excluding transfers increased by $2.9 billion in fiscal year 2023-24 and by $4.0 billion in fiscal year 2024-25, and reduced by $11.4 billion in fiscal year 2025-26.

Due to the wildfires in Los Angeles County, on January 11, 2025, the state announced that the Franchise Tax Board was extending personal and corporate income tax filing and payment deadlines due between January 7, 2025 and through October 15, 2025 to October 15, 2025 for taxpayers in Los Angeles County. This tax filing and payment deadline delay was in alignment with the federal tax deadline delay announced on January 10, 2025 by the IRS due to the federally declared disaster for Los Angeles County. Los Angeles County comprises approximately one-quarter of the state’s population and accounted for a little more than 21 percent of the state’s personal income tax liability, 28 percent of corporate tax liability and 30 percent of the PTET liability in tax year 2022.

The 2025 Budget Act revenue forecast assumed that the PTET would expire consistent with then current law, but had a trigger which extends the PTET program from 2026 through 2030, subject to the federal State and Local Tax (“SALT”) deduction cap being extended after 2025. If extended, it also allows taxpayers to make late prepayments subject to a reduction in the credit generated from the late payment. Previously, taxpayers who made late prepayments would be excluded from the PTET program for that year. The federal SALT deduction cap, initially scheduled to expire after tax year 2025, was increased from $10,000 to $40,000 (the increased deduction limitation phases out at certain higher income levels) and extended through 2029 as part of H.R. 1. As a result of the SALT deduction cap being extended, the trigger is satisfied, and the PTET will be extended from 2026 through 2030. This is not expected to negatively impact California’s revenues overall but is expected to shift significant revenues from the personal income tax to the corporate income tax relative to the 2025 Budget Act forecast, which assumed the PTET would expire.

In addition to the PTET program extension, the 2025 Budget Act includes the following tax changes:

(1)	increasing the total annual cap on tax credits available under the California Film and Television Tax Credit Program 4.0 from $330 million to $750 million for fiscal years 2025-26 through 2029-30;

(2)

excluding up to $20,000 of military retirement and survivor’s annuity income for state tax purposes beginning in 2025 for joint filers earning $250,000 or less and single or head of household filers earning $125,000 or less;

(3)	excluding for state tax purposes wildfire settlements paid for all wildfires in tax years 2021 through 2029;

(4)	providing $500 million for one additional year of enhanced state low-income housing tax credits;

(5)	requiring financial institutions to use single sales factor apportionment for state tax purposes; and

(6)	excluding for state tax purposes all settlement income paid in tax years 2024 through 2028 relating to the Chiquita Canyon elevated temperature landfill event.

The estimated cumulative revenue impact from these proposals is a $29 million projected decrease in personal income tax revenues in fiscal year 2024-25 and a $171 million projected increase in fiscal year 2025-26, comprised of a reduction of $145 million in personal income tax and $3 million in sales tax revenues, offset by an increase of $320 million in corporation tax revenues.

The following is a summary of the State’s major tax revenues and transfers. In fiscal years 2024-25 and 2025-26, similarly to recent years, most of the State’s General Fund revenues and transfers are projected to be derived from three sources: personal income taxes, sales and use taxes, and corporation taxes. For a ten-year period, the bar chart and table below show total General Fund revenues and transfers by the three major revenue sources, and all other revenues and transfers, including transfers to from the General Fund to the BSA in fiscal years 2016-17 through 2021-22 and fiscal year 2023-24 and to the Safety Net Reserve Fund in fiscal years 2018-19, 2020-21, and 2021-22, both of which are represented as reductions to total amount of other General Fund revenues and transfers. Additionally, there are transfers to the General Fund from the BSA, the Coronavirus Fiscal Recovery Fund of 2021, ad the Safety Net Reserve Fund in fiscal year 2025-26. These transfers, also referred to as withdrawals, which represent increases to total General Fund revenues and transfers.

Cost recovery revenues for federal reimbursement of expenses related to the COVID-19 pandemic and wildfires are expected to positively impact General Fund revenues and transfers by $ 2.1 billion in fiscal year 20243-24, $1.9 billion in fiscal year 2024-25 , and $805 million in fiscal year 2025-26. General Fund revenues and transfers in fiscal year 2024-25 are increased by $4.9 billion in net transfers from the BSA to the General Fund, by a $900 million transfer from the Safety Net Reserve Fund to the General Fund, by $6.2 billion in transfers from the Coronavirus Fiscal Recovery Fund of 2021 to the General Fund, and by $513 million in net loans and loan repayments to the General Fund from special funds. General Fund revenues and transfers in fiscal year 2025-26 are increased by $1.8 billion in net loans and loan repayments from special funds to the General Fund and a $7.1 billion transfer from the BSA to the General Fund.

Personal Income Tax

California’s personal income tax (“PIT”) is imposed on net taxable income; that is, gross income less exclusions and deductions, with rates ranging from 1 percent to 12.3 percent. In addition, the State imposes a 1 percent surcharge on taxable income above $1 million and dedicates the proceeds from this surcharge to the State’s Behavioral Health Services Fund (formerly the Mental Health Services Fund). The PIT brackets, along with other tax law parameters (not including the 1 percent surcharge), are adjusted annually for inflation. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to the State’s alternative minimum tax (“AMT”). California’s PIT structure is highly progressive. For example, the Franchise Tax Board (“FTB”) estimates that the top 1 percent of state income taxpayers paid 36.6 percent of the State’s total PIT in tax year 2023, the latest tax year for which data is available.

Proposition 30 and Proposition 55, passed in 2012 and 2016, respectively, provided for a 1 percent increase in the PIT rate for joint filing taxpayers with income above $500,000 and equal to or below $600,000; a 2 percent increase for incomes above $600,000 and equal to or below $1,000,000; and a 3 percent increase for incomes above $1,000,000 in calendar years 2012 to 2030. For single filers these tax rate increases start at incomes one-half those for joint filers. The brackets for these higher rates are indexed for inflation each year, with the income thresholds for joint filers at $721,318, $865,574, and $1,442,628, respectively, for the rates above for tax year 2024. The 2025 Budget Act projects the revenue from these additional tax brackets to be $ 11 billion in fiscal year 2023-24, $11.7 billion in fiscal year 2024-25, and $11.3 billion in fiscal year 2025-26.

Income taxes on capital gains realizations, which are linked to stock market and real estate performance, can add significant volatility to PIT receipts. During the Great Recession capital gains tax receipts dropped from nearly $9 billion in fiscal year 2007-08 to just under $3 billion in fiscal year 2009-10, a 67 percent decline. In fiscal year 2021-22, capital gains tax receipts peaked at nearly $30 billion and represented 12.8 percent of all General Fund revenues and transfers. The 2025 Budget Act projects that capital gains would account for 7.3 percent of General Fund revenues and transfers in fiscal year 2023-24, 7.6 percent in fiscal year 2024-25, and 7.1 percent in 2025-26. The volatility in these percentages is primarily due to an underlying volatility in the level of capital gains tax revenues, rather than to volatility in other General Fund revenues and transfers.

The PTET program, which was enacted in the 2021 Budget Act, is projected to decrease personal income tax revenues by an estimated $ 16 billion in fiscal year 2023-24, $17 .2 billion in fiscal year 2024-25, and $11.4 billion in fiscal year 2025-26, with offsetting revenue gains in corporate income taxes. The 2025 Budget Act revenue forecast did not assume an extension of the PTET program beyond tax year 2025. Given the enactment of H.R. 1, the 2026-27 Governor’s Budget forecast will reflect the extension of the PTET program beyond tax year 2025.

Sales and Use Tax

California imposes a sales tax on retailers for the privilege of selling tangible personal property in the State. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, children’s diapers, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

California imposes a use tax at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed or stored in this State. Use tax applies to purchases from out-of-state vendors that did not collect tax on their sales. Use tax also applies to most leases of tangible personal property.

The breakdown for the uniform statewide State and local sales and use tax (referred to herein as the “sales tax”) rate of 7.25 percent is as follows (many local jurisdictions have additional sales taxes for local purposes):

●	3.9375 percent imposed as a State General Fund tax;
●	1.0625 percent dedicated to local governments for realignment purposes (Local Revenue Fund 2011);
●	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);
●	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund); and
●	1.25 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 1.0 percent for city and county general-purpose use.

Proposition 30 constitutionally guaranteed that 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and explicitly states that this sales tax revenue does not constitute General Fund revenue for purposes of the Proposition 98 guarantee. The 1.0625 percent of the sales tax rate is projected to generate $9.4 billion in fiscal year 2023-24 and $9.5 billion in fiscal year 2024-25.

Existing law provides that 0.25 percent of the base State and local sales tax rate will be suspended in any calendar year upon certification by the Director of the Department of Finance that specified conditions exist. There are two sets of tests, each with two conditions. The first set of tests examines whether the actual SFEU balance as of June 30 exceeds 4 percent of the current fiscal year’s General Fund revenues, and whether the projected SFEU balance as of June 30 of the next fiscal year, excluding the impact from the 0.25 percent sales tax rate, exceeds 4 percent of the next fiscal year’s projected General Fund revenues. The second set of tests observes whether the projected SFEU balance as of June 30, excluding the impact from the 0.25 percent sales tax rate, exceeds 3 percent of current year General Fund revenues, and whether the actual revenues in May through September of the current calendar year equal or exceed the May Revision forecast. If both conditions in either set of tests are met as certified by the Director of the Department of Finance, then the 0.25 percent rate will be suspended. The Department of Finance estimated that the reserve level would be insufficient to trigger a suspension of the 0.25 percent rate for calendar year 2025.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

●

The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

●

Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

●	In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.
●

A minimum franchise tax of up to $800 is imposed on corporations and Sub-Chapter S corporations. Limited partnerships, limited liability partnerships, and limited liability corporations (“LLCs”) are also subject to the $800 minimum franchise tax.

New corporations are exempted from the minimum franchise tax for the first year of incorporation, as were LPs, LLPs, and LLCs registered between January 1, 2021, and January 1, 2024.

●	Sub-Chapter S corporations are taxed at 1.5 percent of profits, except for financial S corporations, which are taxed at 3.5 percent.
●	Fees and taxes paid by LPs, LLPs, and LLCs are estimated to be $1.7 billion in fiscal year 2025-26.

The 2021 Budget Act included a State tax change effective starting with tax returns for calendar year 2021 that generally allows taxpayers who have income from pass-through entities to electively pay a tax at the business entity level and receive state personal income tax credit for the same amount (the PTE Elective Tax). This election shifts tax liability from the individual’s State PIT to the business entity (i.e. the taxpayer elects to pay elective amount(s) as a corporation tax rather than as a personal income tax), which enables the taxpayer to reduce their federal tax liability by avoiding having this elective payment amount counted against the $10,000 State and local tax deduction limitation on a taxpayer’s federal personal income taxes. Accordingly, every dollar received from the PTET paid generates a dollar of personal income tax credit.

The PTET is estimated to increase corporate income tax revenues by $ 17.1 billion in fiscal year 2023-24, $17.5 billion in fiscal year 2024-25, and $10.2 billion in fiscal year 2025-26, with roughly equivalent offsetting revenue losses in personal income tax revenues.

Insurance Tax

Most of the insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. The insurance tax is estimated to have generated General Fund revenues of $ 4 billion in fiscal year 2023-24 and is projected to generate $4.2 billion in fiscal year 2024-25 and $4.4 billion in fiscal year 2024-25.

Pooled Money Interest

The Pooled Money Interest Account generates revenues from yields on cash balances invested into securities. The Pooled Money Interest Account has three primary sources of funds including the General Fund, special funds, and money deposited by cities, counties, and entities into the Local Agency Investment Fund. The cash balance of this account has grown since the beginning of the pandemic and interest rates have risen considerably in the past few years, resulting in higher yields than pre-pandemic. During the third quarter of fiscal year 2024-25, the total money invested in the Pooled Money Interest Account averaged $159.6 billion across all funds, $69.1 billion of which generated interest revenue to the General Fund. Pooled Money Interest Account revenues are estimated to have generated General Fund revenues of $2.9 billion in fiscal year 2023-24 and are projected to generate $3.1 billion in fiscal year 2024-25 and $2.4 billion in fiscal year 2025-26.

Special Fund Revenues

The State Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. While these funds are not directly available to repay State general obligation bonds, the General Fund may, when needed to meet cash flow needs, temporarily borrow from certain special funds. In general, special fund revenues comprise three categories of income:

●	Receipts from tax levies, which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.
●	Charges for certain services provided by the State government to individuals, businesses, or organizations, such as fees for the provision of business and professional licenses.
●	Rental royalties and other receipts designated for particular purposes (e g., oil and gas royalties).

Motor vehicle-related taxes and other fees were projected to account for 24.8 percent of all special fund revenues in fiscal year 2025-26. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees, and vehicle license fees. In fiscal year 2025-26, approximately $22.4 billion of special fund revenues are projected to come from the ownership or operation of motor vehicles, which includes an increase to existing taxes and new fees from the Road Repair and Accountability Act of 2017, Chapter 5, Statutes of 2017 (SB 1), which began collection in fiscal year 2017-18.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

The State is prohibited from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

Various types of appropriations are excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, certain appropriations made in response to a declared emergency, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in certain emergencies.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to regulatory licenses, user charges, or user fees. The measurement of change in population is a blended average of statewide overall population growth and the change in attendance at TK-14 education districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to TK-14 education districts and refunds to taxpayers.

The state has rarely exceeded its appropriations limit. In recent years, however, state appropriations have trended closer to the limit, and in fiscal year 2018-19, total spending exceeded the limit by $1.9 billion and total spending exceeded the limit in fiscal year 2020-21 by $17.2 billion (although it did not exceed the two year constitutional limit). Proposition 35 (2024), approved by voters in November 2024, includes a provision to temporarily increase the state’s Appropriations Limit for four years by the amount of tax revenue generated by the initiative. Pursuant to that provision, the 2025 Budget Act includes an increase of $8.8 billion in the Appropriations Limit in fiscal year 2025-26.

The 2025 Budget Act estimates that the state is under the limit in fiscal years 2023-24, 2024-25 and 2025-26 by $14.7 billion, $8.5 billion and $34.8 billion, respectively.

An estimate of the new Appropriations Limit is included in the Governor’s Budget and is thereafter subject to the deliberative budget process and final establishment in the annual Budget Act.

TK-14 Education under Proposition 98

General. California provides instruction and support services to roughly 5.8 million students in grades transitional kindergarten through twelve in more than 10,000 schools throughout the State. TK-12 education programs are primarily funded under Proposition 98 and are projected to receive funding of $80.7 billion from the General Fund for fiscal year 2025-26 (both Non-Proposition 98 and Proposition 98). The State also provides instruction and support services for approximately 2.1 million students based on enrollment (or approximately 1.1 million full-time equivalent students) at 116 community colleges.

Proposition 98 Funding for TK-12 and Community Colleges. State funding for TK-12 schools and community colleges (referred to collectively as “TK-14 education”)is determined largely by Proposition 98, a voter-approved constitutional amendment passed in 1988. Proposition 98, as amended by Proposition 111 in 1990, is mainly comprised of a set of three formulas, or three tests, that guarantee schools and community colleges a minimum level of funding from the State General Fund and local property taxes, commonly referred to as the “minimum guarantee.” Which test applies in a particular year is determined by multiple factors including the level of funding in fiscal year 1986-87, local property tax revenues, changes in school attendance, growth in per capita personal income, and growth in per capita General Fund revenues. The applicable test, as determined by these factors, sets the minimum funding level. Most of the factors are adjusted frequently and some may not be final for several years after the close of the fiscal year. Therefore, additional appropriations—referred to as “settle-up” funds—may be required to fully satisfy the minimum guarantee for prior years. Final settle-up payments are determined as part of the Proposition 98 certification process, which occurs the fiscal year after the close of the related fiscal year; any outstanding settle-up balance owed to schools must be paid or scheduled to be paid as part of the State’s multi-year budgeting process.

Although the Constitution requires a minimum level of funding for education, the State may provide more or less than the minimum guarantee. If the State provides more than is required, the minimum guarantee is increased on an ongoing basis. If the State provides less than required, the minimum guarantee must be suspended in statute with a two-thirds vote of the Legislature. When the minimum guarantee is suspended, the suspended amount is owed to schools in the form of a maintenance factor. A “maintenance factor obligation” is also created in years when the operative minimum guarantee is calculated using a per capita General Fund inflation factor (Test 3) and is lower than the calculation using a per capita personal income inflation factor (Test 2). (In Test 1 years, a fixed percentage of General Fund revenues is used in the calculation.) In Test 3 years, the amount of maintenance factor obligation created is equal to the difference between the funded level and the Test 2 level. Under a suspension, the maintenance factor obligation created is the difference between the funded level and the operative minimum guarantee. The maintenance factor obligation is repaid according to a constitutional formula in years when the growth in per capita General Fund revenues exceeds the growth in per capita personal income.

The passage of Proposition 30 temporarily created an additional source of funds for K-14 education. The Education Protection Account, created by Proposition 30, was available to offset Proposition 98 General Fund expenditures for fiscal years 2012-13 through 2018-19, freeing up General Fund resources for other purposes. Proposition 55 extended the additional income tax rates established by Proposition 30 through tax year 2030.

Proposition 2 created the Public School System Stabilization Account (“PSSSA”), a special fund that serves as a Proposition 98 reserve and requires a deposit in the PSSSA under specified conditions. The 2025 Budget Act does not reflect these conditions being met for 2025-26, and instead economic conditions require a withdrawal in fiscal year 2025-26 of approximately $455 million, leaving the amount in the PSSSA at $0. Economic conditions as of the 2024 Budget Act required a withdrawal in fiscal year 2023-24 of approximately $8.4 billion and included a discretionary deposit of approximately $ 1.1 billion in fiscal year 2024-25. Proposition 2 requires a two-year true up on this transfer calculation and, after the true up, the withdrawal in fiscal year 2023-24 is unchanged and a mandatory deposit totaling approximately $455 million in fiscal year 2024-25 is required, decreasing the discretionary deposit to reflect the lower, revised amount. Balances in the PSSSA must be spent on education in fiscal years in which the minimum Proposition 98 funding level is not sufficient to fund the prior year funded level adjusted for growth and inflation, which occurred in fiscal year 2023-24 because the Proposition 98 minimum guarantee was suspended, and in fiscal year 2025-26, because of a year-over-year decrease in the Proposition 98 funding level. With the total balance in the PSSSA no longer exceeding 3 percent of the total Proposition 98 funded amount in fiscal year 2024-25, school district reserve caps of 10 percent will not be triggered for applicable districts in fiscal year 2025-26 pursuant to State law.

Proposition 98 Funding for Fiscal Years 2024-25 and 2025-26. Test 1 is operative in fiscal years 2024-25 and 2025-26, requiring approximately 40 percent of General Fund revenues to be spent on TK-14 education. As shown in Table 10, the funding provided to TK-12 schools and community colleges increased in fiscal year 2024-25 and will decrease in fiscal year 2025-26. The 2025 Budget Act reflects a revised minimum guarantee level for TK-12 schools and community colleges in fiscal year 2024-25 of approximately $119.9 billion, which is approximately $4.6 billion more than the level assumed at the 2024 Budget Act. Due to the inherent risk in revenue projections, the 2025 Budget Act appropriates the minimum guarantee at $118.0 billion, instead of the calculated level of $119.9 billion in fiscal year 2024-25. This proposal creates $1.9 billion in settle-up for one-time purposes. The $118.0 billion for 2024-25 is inclusive of a $5 .5 billion maintenance factor obligation payment, which represents an increase of approximately $ 1.4 billion compared to the projected payment at the 2024 Budget Act. Depending upon the final calculation of the minimum guarantee for 2024-25 at certification of the 2026 Budget Act, and pursuant to existing law, any under-appropriation of the minimum guarantee would be repaid in full at certification or according to a statutorily authorized payment plan. The 2025 Budget Act reflects the Proposition 98 minimum guarantee at approximately $114.6 billion in fiscal year 2025-26, which represents a decrease of approximately $724.4 million compared to the amount assumed for fiscal year 2024-25 in the 2024 Budget Act. Combined with required growth and cost-of-living adjustments, the estimated maintenance factor balance at the end of fiscal year 2025-26 is $3.0 billion . Further, the 2025 Budget Act: (1) defers local control funding formula resources of approximately $1.9 billion from fiscal year 2025-26 to fiscal year 2026-27, (2) defers student centered funding formula resources of approximately $408.4 million from fiscal year 2025-26 to fiscal year 2026-27, and (3) provides approximately $455 million from the PSSSA to support local control funding formula and student centered funding formula costs in fiscal year 2025-26.

The 2024 Budget Act: (1) deferred local control funding formula resources for TK-12 of approximately $3.6 billion from fiscal year 2023-24 to 2024-25 and approximately $253.9 million from fiscal year 2024-25 to 2025-26, and (2) deferred student centered funding formula resources for community colleges of approximately $545.8 million from fiscal year 2023-24 to 2024-25 and approximately $243.7 million from fiscal year 2024-25 to 2025-26 . The 2025 Budget Act pays off all deferrals created at the 2024 Budget Act.

The 2025 Budget Act includes ongoing funding to accommodate enrollment increases related to the expansion of transitional kindergarten. The 2025 Budget Act rebenches the Test 1 percentage, from approximately 39.2 percent to approximately 39.6 percent, to increase the percentage of General Fund revenues due to the minimum guarantee.

STATE EXPENDITURES

Local Government Impacts on State Finances

The primary units of local government in California are the 58 counties, which range in population size from less than 1,200 residents in Alpine County to almost 10 million in Los Angeles County. County governments provide many basic services, including indigent health care, social services, jails, and public safety in unincorporated areas. In addition, there are 482 incorporated cities in California and thousands of special districts formed to provide various services. The fiscal condition of these local governments can impact the State’s financial condition and flexibility as summarized below.

Constitutional and Statutory Limitations. The fiscal condition of local governments changed when Proposition 13 was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of local property taxes and limited the ability of local governments to impose “special taxes” (devoted to a specific purpose) without two-thirds voter approval.

In the aftermath of Proposition 13, the State provided aid to local governments, including from the General Fund, to make up for the local governments’ loss of property tax revenue. Significantly, the State assumed a much larger responsibility for funding TK-14 education. In 1988, Proposition 98 established a minimum guaranteed level of funding for TK-14 education with a combination of local property taxes and State General Fund.

During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than TK-14 education by requiring cities and counties to transfer some of their property tax revenues to school districts. The Educational Revenue Augmentation Fund (“ERAF”) was created by statute in 1992 for this purpose. However, the Legislature provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Proposition 218, a constitutional amendment approved by the voters in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.

The 2004 Budget Act, related legislation, Proposition 1A of 2004, and Proposition 22, approved by the voters in 2010, further changed the state-local fiscal relationship. The constitutional and statutory changes in the 2004 Budget Act and Proposition 1A of 2004 were implemented in an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act.

Part of the state-local agreement was a reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. To protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue was backfilled by an increase in the amount of property tax revenues they receive. This arrangement benefited local government finances because the annual backfill amount increased in proportion to the growth in property tax revenues, which historically has grown at a higher rate than VLF revenues. This arrangement continues without change in the 2025 Budget Act.

Another part of the state-local agreement includes Proposition 1A of 2004, which, among other things, amended the State Constitution to reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

Proposition 22 prohibits future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. In addition, allocation of local transportation funds cannot be changed without an extensive process.

Property Tax Revenues. The amount of property tax revenue generated each year can affect the State General Fund budget because local property tax revenue is allocated to offset General Fund expenditures for TK-14 education required by Tests 2 and 3 of Proposition 98. Under Test 2 of Proposition 98, which was operative in fiscal year 2023-24, prior year Proposition 98 funding is adjusted for attendance and change in per capita personal income tax. A Under Test 1 of Proposition 98, which is operative in fiscal year 2024-25 and fiscal year 2025-26, property tax revenue supplements instead of offsets the State’s General Fund obligation for schools. As of the 2025 Budget Act, statewide property tax revenues were estimated to increase 5. 0 percent in fiscal year 2024-25 and 5.8 percent in fiscal year 2025-26. Property tax estimates used in the calculation of the Proposition 98 minimum guaranteed level of funding are based on growth in statewide property taxes, but also include other factors such as excess tax, dissolved redevelopment agency funds, and the shift of property taxes from local governments to TK-14 schools into the ERAF.

Dissolved Redevelopment Agency Funds. Redevelopment agencies (“RDAs”) were dissolved on February 1, 2012, and their functions were taken over by successor agencies tasked with winding down the RDAs’ affairs. Property tax revenue that would have gone to RDAs is now redirected to other local entities, including cities, counties, school and community college districts, and special districts, after payments are made for (1) pre-existing “pass through” payments to local agencies, (2) the former RDAs’ debts (known as “enforceable obligations”), and (3) limited administrative costs.

As noted above, property tax revenue allocated to school and community college districts supplements the funding schools receive from the State’s General Fund under Test 1 and offsets the funding schools receive from the State’s General Fund under Tests 2 and 3 of Proposition 98. The 2025 Budget Act estimates that schools will receive an additional $3. 8 billion in fiscal year 2024-25 and $3.8 billion in fiscal year 2025-26 from property tax revenues. Such additional revenues are projected to average $4.5 billion per year from fiscal year 2026-27 through fiscal year 2029-30, with annual growth proportionate to the changes in property tax growth, and the rate at which the enforceable obligations of the former RDAs are retired.

Realigning Services to Local Governments. The 2011 Budget Act included a major realignment of public safety programs from the State to local governments (“AB 109”). The realignment was designed to move program and fiscal responsibility to the level of government that can best provide the service, eliminate duplication of effort, generate savings, and increase flexibility. The implementation of the Community Corrections Grant Program authorized by AB 109 moved lower-level offenders from State prisons to county supervision and reduced the number of parole violators in the State’s prisons.

Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Realignment is funded through two sources in fiscal year 2025-26: (1) a state special fund sales tax of 1.0625 percent (projected to total $9.8 billion) and (2) $919.3 million in VLF, projected as of the 2025 Budget Act. General Fund savings have been over $2.5 billion annually from the realigned programs beginning in fiscal year 2011-12. The State estimates savings of $4.1 billion in fiscal year 2025-26.

Unemployment Insurance

The Unemployment Insurance (“UI”) program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the significant increase in unemployment resulting from the COVID-19 pandemic, employer contributions in the State were not sufficient to cover the cost of the benefits to state claimants in 2020 and 2021. In April 2020, in accordance with federal law, the State began to fund deficits in the State UI Fund through a federal loan to support benefit payments. Pursuant to federal law, if the State is unable to repay the loan within the same year it is taken, State funds must be used to pay the annual interest payments on the borrowed funds. EDD’s May 2025 forecast continues to estimate that total disbursements from the UI

Fund will exceed receipts. These estimates consider the decrease in Federal Unemployment Tax Act (“FUTA”) tax credits described below.

The principal amount of the State UI Fund federal loan was $21.6 billion at the end of calendar 2024. Using the current economic outlook and unemployment projections, the principal amount of the State UI Fund federal loan is projected to be $ 23.2 billion at the end of calendar year 2025 and $23.7 billion at the end of calendar year 2026. As stated above, the increase to the UI Fund federal loan is due to the projected UI disbursements being higher than the estimated UI tax receipts.

The State is only responsible for payment of interest on the State UI Fund federal loan. Repayment of the principal on this State UI Fund federal loan is strictly an employer responsibility, and not a liability of the State’s General Fund. The State may, as a policy choice, choose to pay down the principal amount of the State’s UI Fund federal loan. The 2022 Budget Act included $250 million in fiscal year 2022-23 to reduce the principal amount of the State’s UI Fund federal loan. To further ensure that the State’s UI Fund federal loan is repaid, when a state has an outstanding loan balance for two consecutive years, the federal government reduces the FUTA credit provided to employers. This is equivalent to an increase in the FUTA tax on employers and is intended to result in paying down the State UI Fund federal loan. California employers began to see this adjustment in 2023.

The interest due depends on a variety of factors, including the actual amount of the federal loan that is outstanding (which in turn will depend on the State rate of unemployment, employer contributions to the State UI Fund, and any state or federal law changes relating to the funding of the programs) and the interest rate imposed by the federal government. The 2025 Budget Act proposes approximately $643 million for the anticipated interest payment due September 30, 2025.

Due to the current outstanding principal balance for the UI Fund Federal Loan, the annual interest payment is estimated to range between $625 million to $725 million from the General Fund, though this will depend on factors such as the State’s economic health, the UI Fund loan balance, and interest rates.

A portion of the UI Federal loan balance is the result of ineligible payments made by EDD, although most ineligible payments occurred in the much larger federal pandemic unemployment programs funded by the federal government and administered by the State. As of June 2025, of the $199 billion in State UI and federal pandemic benefit payments issued since March 2020, approximately $50 billion was estimated to be associated with ineligible payments. The State UI program accounted for $54.5 billion of the $199 billion in UI benefit payments and approximately $4 billion of the $50 billion in estimated ineligible payments. The remaining $46 billion in estimated ineligible payments is associated with the federal pandemic unemployment programs and is not a liability of the State’s employers and does not impact the required interest payments on the State’s UI Fund federal loan.

Current federal guidance is that the federal government will not require repayment of the estimated $46 billion of ineligible payments related to federal pandemic unemployment programs, but does require EDD to make efforts to recover such payments. Recovered funds will be remitted to the UI program from which such payment was made (either from the State UI program or one of the federal pandemic unemployment programs, as applicable). Most of the recovered funds will return to the federal government because most of the ineligible payments claims are from the emergency federal Pandemic Unemployment Assistance program. EDD has seized or recovered almost $6 billion in unemployment funds, and EDD continues to attempt to recover ineligible payments where possible.

Health and Human Services

Medi-Cal. Medi-Cal, California’s Medicaid program, is a health care entitlement program for qualified low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal covers over one-third of all Californians.

The 2025 Budget Act includes expenditures of $196.7 billion ($44.9 billion General Fund) in fiscal year 2025-26 and an estimated average monthly caseload of 14.9 million in fiscal year 2025-26 for the Medi-Cal program. Pursuant to existing statute, in fiscal year 2024-25, the Department of Finance approved a $3.4 billion loan from the General Fund to Medical Providers Interim Payment Fund for the Department of Health Care Services to make Medi-Cal payments to providers. The Governor then signed AB 100, a $2.8 billion fiscal year 2024-25 appropriation increase for the Medi-Cal program. The 2025 Budget Act includes a new Medical Providers Interim Payment Fund loan of $1 billion in fiscal year 2025-26. The 2025 Budget Act delays the repayment of the $3.4 billion fiscal year 2024-25 loan and the $1 billion fiscal year 2025-26 loan to no later than June 30, 2034. Given the budget shortfall and continued growth in the MediCal program, the 2025 Budget Act includes various statutory changes to reduce ongoing costs in the MediCal program.

The Medi-Cal budget may significantly change over time, including within a single fiscal year, due to its size, financial complexity, federal requirements, and the fact that Medi-Cal operates on a cash, rather than an accrual, basis of accounting, which means that the timing of transactions can significantly disrupt fiscal year budgetary estimates. The implementation of several state and federal policies has led to significant changes in the program in recent years, including caseload, which has made budgetary estimates more challenging. Furthermore, significant variability is possible in the near future due to changes in federal policy, including immigration policy. Estimating Medi-Cal expenditures is difficult and complex; such estimates can be off by material amounts due to the factors, among others, described in this section.

Year-over-year changes. The $7 .6 billion increase in General Fund spending from fiscal year 2024-25 to fiscal year 2025-26 is due primarily to decreased MCO Tax revenue available to support existing Medi-Cal program costs. This results in increased costs of approximately $4.8 billion in fiscal year 2025-26. The remaining year-over-year increase is driven by various factors including projected growth in MediCal pharmacy expenditures, continuing decline of Proposition 56 revenues, and projected growth in other base costs (i.e., fee-for-service utilization, managed care costs, and Medicare premium and Part D costs).

Medi-Cal Coverage for Individuals, Regardless of Immigration Status. The 2025 Budget Act projects expenditures of approximately $10.8 billion ($9.6 billion General Fund) in fiscal year 2024-25, increasing to approximately $12.5 billion ($11.2 billion General Fund) in fiscal year 2025-26 and thereafter, inclusive of In-Home Supportive Services costs, for the expansion of full-scope Medi-Cal coverage to income-eligible undocumented individuals.

Individuals defined as having “unsatisfactory immigration status” include the full-scope expansion population to undocumented individuals mentioned above, as well as non-citizens who do not qualify for full-scope coverage and funding under federal law. Examples include those with Deferred Action for Childhood Arrivals, Newly Qualified Immigrants under the five-year bar, and Permanently Residing Under Color of Law. Due to higher than anticipated increases in caseload and costs for these populations, the 2025 Budget Act includes statutory changes to reduce costs while preserving most core Medi-Cal benefits for individuals with unsatisfactory immigration status. Major changes include a freeze on full-scope Medi-Cal enrollment for undocumented individuals aged 19 and older effective January 1, 2026; elimination of dental benefits effective July 1, 2026; and a $30 monthly premium requirement for adults age 19 to 59 effective July 1, 2027. In combination with other Medi-Cal cost reduction proposals associated with this population included in the 2025 Budget Act, these policy adjustments are estimated to reduce General Fund costs by $447.9 million in fiscal year 2025-26, with the estimate in reductions growing to $6 billion in fiscal year 2028-29.

H.R. 1 includes new rules and limits that will reduce the federal share of cost from 90 percent to 50 percent for emergency services for individuals with unsatisfactory immigration status who became eligible through the Affordable Care Act. Furthermore, H.R. 1 narrows the federal definition of “qualified alien”, which will result in certain Medi-Cal members losing eligibility for federal funding for nonemergency and non-pregnancy related services. Changes in federal immigration policies may significantly impact program enrollment and as a result, program expenditures, in the near future. The ongoing trend for Medi-Cal caseload continues to be difficult to project and highly uncertain.

MCO Tax. Federal Medicaid law and regulations allow states to impose certain health care-related taxes on health care plans or providers if certain conditions are met. The revenue from these taxes serves as the non-federal share of spending for health care services in a state’s Medicaid program, which allows the state to draw down additional federal funding and reduce General Fund expenditures.

The 2025 Budget Act reflects total net state funding from the current MCO Tax, effective April 1, 2023 through December 31, 2026, of $27.5 billion from fiscal year 2023-24 through fiscal year 2026-27.

Proposition 35, approved by the voters in November 2024, specifies permissible uses of MCO Tax revenues starting with the 2025 tax year and limits the amount of MCO Tax revenue allowed to support existing costs in the Medi-Cal program. The 2025 Budget Act reflects MCO Tax revenue of $9 billion in fiscal year 2024-25, $4.2 billion in fiscal year 2025-26, and $2.8 billion in fiscal year 2026-27 to support existing services in the Medi-Cal program. Additionally, $1.3 billion in fiscal year 2025-26 and $263.7 million in fiscal year 2026-27 will support increases in managed care payments relative to calendar year 2024 for primary care, specialty care, ground emergency medical transportation, and community and hospital outpatient procedures. The

2025 Budget Act also includes $804 million in fiscal year 2024-25, $2.8 billion in fiscal year 2025-26, and $2.4 billion in fiscal year 2026-27 for the MCO Tax and Proposition 35 expenditure plan.

H.R. 1 includes new rules on provider taxes that take effect immediately but authorizes the Secretary of Health and Human Services to grant a transition period to states affected by this provision. The state plans to submit a request once the federal government releases information about the transition period request process. Because the transition period request process information is not yet available, the state cannot estimate when a decision to grant, or to deny a grant, of a transition period might occur. If the state is not granted a transition period, the current MCO Tax would become inoperable, and the majority of MCO Tax revenues in fiscal year 2025-26 and fiscal year 2026-27 would not be collected, resulting in increased General Fund costs of approximately $4.1 billion in fiscal year 2025-26 and $3 .5 billion in fiscal year 2026-27.

Health Care Worker Minimum Wage. On October 16, 2024, health care minimum wage increases went into effect. The 2025 Budget Act assumes that cost pressures for managed care plans resulting from the health care minimum wage increases will be partially mitigated by an increase to the Hospital Quality Assurance Fee (a state program that provides supplemental payments to state hospitals that serve Medi-Cal and uninsured patients) beginning January 1, 2025, as hospitals will have significant new revenue available. Similar to the MCO Tax, changes to provider taxes included in H.R. 1 may significantly reduce expected revenue from the Hospital Quality Assurance Fee if California does not receive approval for a transition period from these rules, which could result in increased General Fund costs. The 2025 Budget Act assumes General Fund savings of $1.3 billion in fiscal year 2025-26 and $2 billion in fiscal year 2026-27 associated with the Hospital Quality Assurance Fee.

Behavioral Health Community-Based Organized Networks of Equitable Care and Treatment (BHCONNECT) Demonstration. In December 2024, the Centers for Medicare and Medicaid Services approved $8.4 billion in total funds for the BR-CONNECT Demonstration across various departments effective January 1, 2025 through December 31, 2029. The Demonstration includes statewide and county opt-in components to expand and strengthen the behavioral health continuum for Medi-Cal members living with significant behavioral health conditions, with a focus on children and youth, individuals experiencing or at risk of homelessness, and justice-involved individuals. The Demonstration waiver authorizes $1.9 billion ($807.5 million Designated State Health Program Funding, $142.5 million Behavioral Health Services Fund, and $950 million federal funds reimbursements) to implement a health care workforce initiative between 2025 and 2029. The Designated State Health Program funding will offset the workforce initiative General Fund expenditures budgeted within the Department of Health Care Access and Information’s budget over the term of the five-year demonstration period.

In-Home Supportive Services (“IHSS”). The IHSS program provides domestic and related services such as housework, transportation, and personal care services to eligible low-income aged, blind, or disabled persons. These services are provided to assist individuals to remain safely in their homes as an alternative to out-of-home care.

CalWORKs. California Work Opportunity and Responsibility to Kids (“CalWORKs”) is the State’s version of the federal Temporary Assistance for Needy Families (“TANF”) program. This program provides temporary cash assistance to low income families with children to meet basic needs, such as shelter, food, and clothing. CalWORKs includes specific state requirements for eligibility, and there are significant federal funds available for this program subject to compliance with certain federal requirements. In fiscal years 2021-22 through 2025-26 the General Fund expenditures for CalWORKS ranged from $1 billion to $1.5 billion (with the last two of such fiscal years consisting of projected expenditures).

SSI/SSP. The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2025 Budget Act includes approximately $3.5 billion General Fund for the SSI/SSP program in fiscal year 2025-26, reflective of a federal Consumer Price Index Cost-of-Living Adjustment increase for the purposes of Social Security Administrative costs per case and Cash Assistance Programs for Immigrants grant increases. The average monthly caseload in this program is estimated to be 1.1 million recipients in fiscal year 2025-26.

Developmental Services. The Department of Developmental Services (“DDS”) provides consumers with developmental disabilities a variety of services and supports that allow them to live and work independently or in supported environments. DDS estimates it will serve approximately 4691,080 individuals in the community and approximately 302 individuals in state-operated facilities in fiscal year 2025-26.

As set forth in the 2025 Budget Act, overall General Fund costs for DDS are expected to increase year-over-year by approximately $2 billion in fiscal year 2025-26. This increase is primarily driven by higher service utilization trends based on analysis of recent actual expenditures and inclusive of ongoing costs associated with the full implementation of service provider rate reform, which occurred January 1, 2025, after having been initiated through the 2021 Budget Act.

Child Care. Families can access child care subsidies through centers that contract directly with the Department of Social Services, local educational agencies, or vouchers from county welfare departments and Alternative Payment Programs.

The 2021 Budget Act initiated a multiyear plan to expand access to subsidized spaces for children in a child care center or family child care home (referred to as slots). The 2025 Budget Act maintains $1.9 billion ($1.6 billion General Fund) for 129,760 new slots funded since fiscal year 2021-22.

The term of the collective bargaining agreement the State reached with Child Care Providers United—California (“CCPU”) that is currently in effect was September 13, 2023 to July 1, 2025. However, the provisions of this agreement, including the rates contained in the agreement, are still in effect pursuant to the provisions of the Ralph C. Dills Act (Government Code section 3512, et seq.). Negotiations for a successor agreement between the state and CCPU began in December 2024 and are ongoing.

CalFresh. CalFresh, known federally as the Supplemental Nutrition Assistance Program or SNAP, provides monthly food benefits to individuals and families with low incomes and provides economic benefits to communities. CalFresh is federally mandated, state-supervised and county-operated.

As of the 2025 Budget Act , the federal government pays 100 percent of the CalFresh benefits and 50 percent of the costs of program administration. The remaining 50 percent of the costs of program administration are paid by the state (70 percent) and the counties (30 percent). As of the 2025 Budget Act it is estimated that $13.3 billion in federal SNAP benefits will be provided to CalFresh recipients.

Beginning in fiscal year 2026-27, H.R. 1 is anticipated to have significant impacts to the current federal and state cost sharing of the CalFresh Program in the coming years. Cost shifts from the federal government to the state and counties could range from $685.2 million to $2.7 billion annually. These potential cost shifts are primarily expected to occur due to the following:

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A potential increase in the state cost share of SNAP benefits up to 15 percent based on the CalFresh payment error rate. If the payment error rate is below 6 percent, then the federal government will continue to cover 100 percent of SNAP benefit costs. If the state has a payment error rate above 10 percent, then the state would cover 15 percent of benefits costs, which would amount to approximately $2 billion in costs to be paid from the General Fund. Benefit cost sharing would be effective October 1, 2028. At the end of the 2024 Federal Fiscal Year, the state had a 10.9 percent payment error rate.

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Additionally, a mandatory 25 percent increase in CalFresh program administrative cost paid by the state will begin October 1, 2027, resulting in the state paying 75 percent of program administrative costs (continued to be split 70/30 with counties) and the remaining 25 percent being paid by the federal government. This shift in payment of program administrative costs is estimated to result in additional costs of $685.2 million, of which $474.2 million would be paid from the General Fund and $211 million would be paid by counties.

Public Safety

The California Department of Corrections and Rehabilitation (“CDCR”) operates 32 adult correctional facilities, 34 adult camps, the Pine Grove Youth Conservation Camp to serve local justice-involved youth, and numerous other facilities to support correctional services. CDCR also contracts for multiple adult parolee service centers and reentry services. CDCR’s infrastructure includes more than 41 million square feet of building space on more than 21,000 acres of land (33 square miles) statewide.

The adult incarcerated population was projected to decrease consistent with recent trends however, the most recent projections indicate the adult incarcerated population will rise slightly because of the passage of Proposition 36 (described below) in 2024.The 2025 Budget Act assumes an average daily adult incarcerated population of 91,205 individuals in fiscal year 2025-26 and an average daily adult parole population of 34,197 individuals in fiscal year 2025-26. While the expected population increase from Proposition 36 is projected to result in approximately 3,500 prison admissions annually, the population is expected to gradually increase, then stabilize to 92,179 in fiscal year 2027-28 because of prior public safety realignment and credit earning changes.

The 2025 Budget Act includes total expenditures (excluding capital outlay) of $13.6 billion ($13.2 billion from the General Fund) for CDCR, including salaries and benefits of approximately $9.9 billion.

Prison Population. Pursuant to various rulings issued by a panel of three federal judges, (some affirmed by the United States Supreme Court), the State was ordered to reduce its prison population to 137.5 percent of the system’s design capacity by February 28, 2016. In January 2015, CDCR met this population benchmark because of the successful implementation of a variety of court-ordered population reduction measures and the approval of Proposition 47 by the voters in 2014, which required reclassification of certain felonies to misdemeanors (and related resentencing). Notwithstanding these changes, the fall 2016 adult incarcerated population projections estimated that population would increase by approximately 1,000 individuals per year. Given the need to establish a durable solution for prison crowding, the voters approved Proposition 57 in 2016 to maintain compliance with the court-ordered population cap, end federal court oversight, and establish more incentives for the incarcerated population to participate in rehabilitative programs.

Proposition 57 reformed the juvenile and adult criminal justice system in California by creating a parole consideration process for non-violent incarcerated individuals who served the full term for their primary criminal offense in State prison, authorizing CDCR to award credits earned for good conduct and approved rehabilitative or educational achievements, and requiring judges to determine whether juveniles charged with certain crimes should be tried in juvenile or adult court. The 2025 Budget Act estimates that Proposition 57 will result in a population reduction of approximately 14,700 incarcerated adults in fiscal year 2025-26, 16,900 in fiscal year 2026-27, and 17,900 in 2027-28, based on current projections.

These population reductions enabled CDCR to terminate all out-of-state and in-state contract facilities by May 2019, close the Deuel Vocational Institution and deactivate two facilities in other institutions in September 2021. CDCR closed the California Correctional Center on June 30, 2023, deactivated six facilities within institutions in 2023, and terminated the lease and closed the California City Correctional Facility on March 31, 2024. In addition, CDCR deactivated 42 housing units within 11 prisons as of June 30, 2024. The Chuckawalla Valley State Prison closed on November 30, 2024. In addition, as part of statewide efficiencies included in the 2024 Budget Act, the 2025 Budget Act includes the deactivation of one facility each at Wasco State Prison, North Kem State Prison, Calipatria State Prison, and portions of two facilities at High Desert State Prison, effective December 31, 2024. In addition, the state announced it would close an additional prison by October 2026. In total, these closures have saved the state hundreds of millions of dollars in annual expenditures. Proposition 36, an initiative passed by voters in November 2024, increased punishments to felonies for specified crimes. These crimes were previously classified as misdemeanors pursuant to Proposition 47 in 2014. As discussed above, Proposition 36 will increase the prison population but is not expected to undermine the state’s ability to remain below the court-ordered population cap.

Juvenile Justice. The Division of Juvenile Justice within CDCR closed on June 30, 2023, and all youth who were not released from the Division of Juvenile Justice at the time of closure were transferred to the county probation department within their county of commitment.

Prison Medical Care. The federal receiver, appointed by the court to oversee CDCR’s medical operations (the “Receiver”), has architectural plans for the design and construction of additional facilities and improvements to existing facilities for incarcerated individuals with medical or mental health care needs. These projects will be constructed at existing State correctional institutions.

The 2025 Budget Act includes $3.2 billion (General Fund) for the prison medical program in fiscal year 2025-26, which represents an increase of approximately $81 million compared to the 2024 Budget Act.

Citing “significant progress” in improving California’s prison medical care, in January 2012, a federal District Court judge ordered California officials to begin planning for the end of the federal receivership of the State’s prison medical programs. On March 10, 2015, the court modified its order to update and clarify the process to transition responsibility for the incarcerated population’s medical care back to the State. This transition process is ongoing. A total of 29 institutions have been delegated back to the State, but three of those institutions have since closed, bringing the total delegated institutions to 26. There are currently five institutions remaining to be transitioned back to the State.

Retiree Health Care Costs

In addition to pension benefits, the State also provides also provides retiree health care and dental benefits to its retired employees and their spouses and dependents (when applicable). These benefits are referred to as ”Other Postemployment Benefits” or ”OPEB.”

As of June 30, 2024, the most recent measurement date of the net OPEB liability, approximately 214,000 retirees were enrolled to receive health benefits and approximately 217,000 to receive dental benefits. Employees vest for those benefits after serving from 10 to 25 years (depending on date of hire) with the state. The long-term costs for the state’s OPEB may negatively affect the state’s financial condition if the state does not adequately manage such costs.

The state reports on its liability for postemployment healthcare as well as other forms of postemployment benefits, such as life insurance, in its annual financial reports pursuant to the Governmental Accounting Standards Board (GASB) Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, which first applied to the state’s reporting for fiscal year 2017-18. GASB Statement No. 75 requires:

●	Recognition of the unfunded actuarial accrued liability (“UAAL”; i.e. Net OPEB Liability) in the financial statements.
●

Development of an actuarial accrued liability (AAL; i.e., Total OPEB Liability or TOL) and normal costs using a blended discount rate which is based on a 20-year general obligation bond index if benefits are financed on a pay-as-you-go basis, and the expected return on trust assets if pre-funding assets are available to pay benefits. Normal cost is the present value of future benefits earned by employees during the current fiscal year.

●	Development of an annual OPEB expense based on the normal cost plus an amortization of changes in the UAAL due to demographic experience, assumption changes, plan changes and investment experience.

GASB Statement No. 75 increases the financial statement liability because the entire UAAL is recognized in the financial statements. In addition, the liability is projected to be more volatile because the UAAL will be based on a blended discount rate that changes at each measurement date as the 20-year general obligation bond index changes.

The State’s latest OPEB actuarial valuation report as of June 30, 2024 was prepared by the private actuarial firm, Gabriel, Roeder, Smith & Company (“GRS”), which was tasked with calculating the State’s liability for these benefits. The report will be utilized to report OPEB liabilities and accounting elements in the State’s GAAP basis audited basic financial statements for the fiscal year ended June 30, 2025. The actuarial valuations contained in the report cover the cost estimates for existing employees, retirees and dependents. The objective of the report was to determine the liabilities associated with OPEB provided to the State’s employees in compliance with GASB standards and to develop the actuarial funding costs assuming a full-funding policy. The economic assumptions for price and wage inflation used in the report were 2.30 percent and 2.80 percent, respectively.

The report provides actuarial liabilities using a blended discount rate that is based on a 20-year general obligation bond index if benefits are financed on a pay-as-you-go basis, and the expected return on trust assets if pre-funding assets are available to pay benefits. The State’s OPEB actuarial valuation report as of June 30, 2043, reports a TOL of $100.49 billion, of which $91.48 billion is unfunded.

An actuarially determined contribution (“ADC”) was developed assuming a full-funding interest rate of 6.00 percent. The ADC represents the annual employer contribution that along with member contributions and investment income is projected to fully fund the program in approximately 23 years.

The TOL increased from $ 92.03 billion as of June 30, 2023, to $100.49 billion as of June 30, 2024, representing a change of $8.46 billion. If the previous assumptions had been realized, the TOL would have increased by $3.90 billion, to $95.93 billion as of June 30, 2024. The primary factors resulting in the $4.56 billion of unexpected increase in actuarial liabilities include:

●	Demographic experience slightly decreased the expected actuarial liabilities by 1.33 percent or $1.28 billion.
●

During the year, unfavorable healthcare claims experience and plan design changes increased the expected total OPEB liability by approximately 5.14 percent or $4.93 billion. This change in total OPEB liability is mainly driven by the relationship between the assumed trend rate used to project average member claims cost in 2024 (used in last year’s actuarial valuation) and the actual trend rate for 2024 (used to update average per member claim costs) and the actual trend rate for the 2025 premium increases. During plan year ended June 30, 2024, average per member claim costs were slightly higher than assumed, after considering the migration to the PERS Platinum and PERS Gold healthcare plans.

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The healthcare trend rates are updated as part of the annual actuarial valuation process. These assumptions are used to project the employer’s net healthcare costs. Separate rates are assumed for pre-Medicare and post-Medicare coverage. Updating the trend rates including Employer Group Waiver Plan/Inflation Reduction Act adjustment increased the liabilities by about 2.61 percent or $2.50 billion.

●

Changing the GASB Statements No. 74 and 75 blended discount rate as of June 30, 2023, which ranged from 3 .86 percent to 4.3 8 percent, to the blended discount rate as of June 30, 2024, which ranges from 3.97 percent to 4.50 percent, decreased the total OPEB liability by 1.67 percent or $1.6 billion.

The State’s funding policy provides for a 50 percent cost sharing of the normal cost, between active members and the State, graded over several years since the adoption of the pre-funding policy. Pre-funding normal cost contributions are deposited into CalPERS’ California Employers’ Retiree Benefit Trust. The State assumes it will earn 6.00 percent per year on these contributions. Pre-funding normal costs and investment income are not available to pay benefits until the earlier of 2046, or the year that the total actuarial liabilities are fully funded. The State finances benefits on a pay-as-you-go basis prior to the year that pre-funding assets are available to pay benefits. For the purposes of developing the full-funding normal cost, AAL and ADC, a discount rate of 6.00 percent was used.

Ongoing Efforts. In 2015, a comprehensive strategy to eliminate the OPEB unfunded AAL over approximately 30 years by increasing prefunding shared equally between State employers and employees and reducing the cost structure of employee and retiree health care benefits was initiated through the collective bargaining process. Statutory language passed as part of the 2015 Budget Act contains the funding policy and framework designed to support the elimination of the unfunded AAL.

The State negotiated contributions for OPEB prefunding equivalent to the normal costs of those benefits, so that the additional contributions were equally shared between employers and employees and phased in over a three-year period. The negotiated contracts require matching contributions to an OPEB trust fund to set aside 100 percent of the actuarially determined “normal costs.”

The funding schedule for these agreements generally phased in contributions over three years beginning July 1, 2016, July 1, 2017, or July 1, 2018, depending on the bargaining unit. New employees are subject to a lower employer contribution for future retiree health benefits, and a longer vesting period to qualify for the retiree health care contribution. Successor contract agreements with all 21 bargaining units require all rank-and-file State employees to make OPEB contributions to prefund those benefits and address the $91.5 billion (as of June 30, 2024) net unfunded liability for retiree health benefits. Additionally, as determined annually by the California Department of Human Resources, related excluded and exempt employees also prefund retiree health benefits. State employees of the judicial branch are also subject to the prefunding strategy and retiree health provisions.

The State has set aside funds in a prefunding trust fund to pay for future retiree health benefits. As of the end of fiscal year 2024-25, the trust fund balance is expected to exceed $8.9 billion in assets.

The 2021-22 Budget included $310 million in one-time Proposition 2 funding for the employer’s share of General Fund prefunding contributions and an additional $616 million in one-time Proposition 2 funding to help reach full funding for retiree health benefits by 2046. Because employee prefunding contributions were suspended in fiscal year 2020-21 due to a personal leave program for State employees a one-time amount of $616 million was provided by the State employer on behalf of employees, based on the actuarial liability for each bargaining unit.

The 2022-23 Budget, 2023-24 Budget, and 2024-25 Budget included $365 million, $345 million, and $360 million, respectively, in one-time Proposition 2 funding for the employer’s share of General Fund prefunding contributions. The 2025-26 Budget includes $13 million in one-time Proposition 2 funding for the same purpose. The decrease in Proposition 2 funding in the 2025-26 Budget from the prior three fiscal years was due to the suspension of OPEB contributions for both state employer and employees negotiated with the state’s bargaining units.

The funding plan to eliminate the OPEB unfunded AAL assumes that the State continues to pay for retiree health benefits on a pay-as-you-go basis while assets are accumulated in a trust fund, and that no investment income will be used to pay for benefits until the plan is fully funded. Statutory language passed as part of the 2015 Budget Act contains the framework for this funding plan, preventing the use of investment income from the retiree health care trust fund for the payment of retiree health benefits until the earlier of:

1.	The date the State bargaining unit subaccount within the trust fund reaches a 100 percent funded ratio.
2.	July 1, 2046—the date the actuarial calculation of the prefunding plan is expected to reach a 100 percent funded ratio.

PENSION SYSTEMS

General

California Public Employees’ Retirement System (“CalPERS”) and California State Teachers’ Retirement System (“CalSTRS”) are the two principal retirement systems in which the State participates. The assets and liabilities of the funds administered by CalPERS and CalSTRS are included as fiduciary funds in the financial statements of the State. Thus, a summary description of CalPERS and CalSTRS is set forth in the State’s financial statements and required supplementary information. CalPERS and CalSTRS each have unfunded liabilities in the tens of billions of dollars.

The University of California (“UC”) maintains a separate retirement system. The 2025 Budget Act does not specifically allocate any of UC’s appropriation to fund its employer retirement costs; UC manages its retirement contributions within its overall budget.

General Fund retirement costs are expected to continue to increase in the foreseeable future. The amount of such increases will depend on a variety of factors, including but not limited to actual investment returns, actuarial assumptions, actual experience, benefit adjustments and, in the case of CalSTRS, statutory changes to contribution levels.

CalPERS

General. CalPERS administers a total of 14 funds, including four funds for the defined benefit retirement plans: the Public Employees’ Retirement Fund (“PERF”), the Legislators’ Retirement Fund (“LRF”), the Judges’ Retirement Fund (“JRF”), and the Judges’ Retirement Fund II (“JRF II”). These plans, as well as the other plans administered by CalPERS, are described in the comprehensive financial reports of CalPERS, which can be found on CalPERS’ website (such information is not incorporated by reference herein).

The PERF, LRF, JRF, and JRF II are defined benefit pension plans which generally provide benefits based on members’ years of service, age, final compensation, and benefit formula. In addition, benefits are provided for disability, death, and survivors of eligible members or beneficiaries. Certain summary information concerning PERF is set forth below. Certain summary information concerning LRF, JRF, JRF II, and the 1959 Survivor Benefit program (which provides payments to the survivors of eligible members who die before retirement) is set forth at the end of this section.

CalPERS is administered by a 13-member Board of Administration (the “CalPERS Board”) that includes four ex officio members: the State Controller, the Director of the California Department of Human Resources, the State Treasurer, and a member designated by the State Personnel Board. The other nine CalPERS Board members include six elected members: a member elected by active school employees, a member elected by retirees, a member elected by active State employees, a member elected by active public agency employees, and two members elected by all members, and three appointed members (a public representative appointed jointly by the Speaker of the Assembly and the Senate Rules Committee, an official of a life insurer appointed by the Governor, and an elected local official appointed by the Governor).

Members and Employers. The PERF is a multiple-employer defined benefit retirement fund. In addition to the State, employer participants include nearly 3,000 public agencies and school districts. CalPERS acts as the common investment and administrative agent for the member agencies. The State and school districts (for “classified employees,” which generally consist of school employees other than teachers) are required by law to participate in CalPERS. Other public agencies can elect whether to participate in CalPERS or administer their own plans. Members of CalPERS generally become fully vested in their retirement benefits earned to date after five years of credited service. Separate accounts are maintained for each employer participating in CalPERS, and separate actuarial valuations are performed for each individual employer’s plan to determine the employer’s periodic contribution rate and other information for the individual plan, based on the benefits selected by the employer and the individual plan’s proportionate share of CalPERS assets.

Unless otherwise specified, the information relating to CalPERS provided in this section relates only to State employees. State employees include Executive Branch, California State University, Judicial, and Legislature employees.

Benefits for State employees are paid according to the category of employment and the type of benefit coverage provided by the State. Generally, all employees in a covered class of employment who work on a half-time basis or more are eligible to participate in CalPERS. The five categories of membership applicable to State employees are set forth below. Certain categories also have “tiers” of membership. It is up to the employee to select their preferred membership tier. Different tiers may have different benefits, as well as different employee contribution requirements. The member categories are as follows:

●	Miscellaneous Members — staff, operational, supervisory, and all other eligible employees who are not in special membership categories.
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Safety Members — employees whose principal duties are in active law enforcement or fire prevention and suppression work but are not defined as a State Peace Officer/Firefighter Member, or who occupy positions designated by law as Safety Member positions.

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State Industrial Members — employees of the California Department of Corrections and Rehabilitation who have the same service retirement and other benefits as Miscellaneous Members, but who also have industrial death and disability benefits under certain limited circumstances.

●

State Peace Officer/Firefighter Members — employees who are involved in law enforcement, firefighting and fire suppression, public safety, protective services, or the management and supervision thereof, whose positions are defined as State Peace Officer/Firefighter Members in the Government Code or by the Department of Human Resources.

●	Patrol Members — California Highway Patrol officers and their related supervisors and managers.

Retirement Benefits. Pension benefits depend on five variables: employment category, tier, years of service credit, final compensation, and age of retirement; and generally range from 2 percent of final compensation for each year of service credit, applicable to Miscellaneous and State Industrial category members, to 3 percent of final compensation for each year of service for retirement (for State Peace Officer/Firefighter category members). Pension benefits are subject to annual cost of living adjustments. The annual adjustment is determined by the Consumer Price Index for all Urban Consumers and generally ranges from 2 to 3 percent) and an additional adjustment intended to preserve the “purchasing power” of the pension benefit. Pension benefits typically include disability and death benefit provisions as well.

The Public Employees’ Pension Reform Act of 2013 (“PEPRA”) (AB 340, Chapter 296, Statutes of 2012) increased the retirement age for new CalPERS members hired on or after January 1, 2013 (“PEPRA members”). Previously, State Miscellaneous and State Industrial members who retired at age 55 were eligible for a benefit equal to 2 percent of final compensation for each year of credited service (increased to 2.5 percent of final compensation for members retiring after age 63); for PEPFRA members, these ages increased to 2 percent at 62 and 2.5 percent at age 67 or older. State Safety PEPRA members who retire at age 57 are eligible for a benefit equal to 2 percent under the Basic Safety Plan, 2.5 percent under the Safety Option Plan One, or 2.7 percent under the Safety Option Plan Two ; the applicable percentage is multiplied by the PEPRA Member’s final compensation and numbers of years of credited service. According to CalPERS, approximately 59.2 percent of the active member population in the state plan consists of PEPRA members as of June 30, 2024.

Member and State Contributions. The pension benefits for State employee members in CalPERS are funded by contributions from members and the State, and by earnings from investments. Member and state contributions are a percentage of applicable member compensation and are determined annually on an actuarial basis. Member contribution rates are defined by law and vary by bargaining unit within the same member category. The required contribution rates of active CalPERS State members are based on a percentage of their salary ranging from 3.75 to 15 percent.

State contributions are made from the General Fund, special funds, and non-governmental cost funds. The State has made the full amount of actuarially required contribution each year. The rates below also include additional State contributions due to savings realized by the State because of increased employee contributions under PEPRA pursuant to Government Code Section 20683.2 (d).

Additional Pension Debt Repayments. In the past several years, the state has made various pension debt repayments totaling roughly $17.2 billion to reduce the state’s unfunded liabilities, using Proposition 2 funds that are required to be used to repay state debt, additional supplemental payments from the General Fund and the Motor Vehicle Account, and an internal loan.

These payments are in addition to the statutorily required state pension contributions in each fiscal year captured in the above table. Table 31 summarizes these payments.

Based on current revenue projections, an additional $6.6 billion in Proposition 2 debt repayment funding will be paid to CalPERS over the remaining forecast period (fiscal years 2025-26 to 2028-29), subject to the availability of Proposition 2 debt repayment funding. This repayment amount includes $956 million in fiscal year 2025-26 included in the 2025-26 Budget ($584 million in the 2025 Budget Act and $372 million in a related trailer bill).

Prospective Funding Status; Future State Contributions. The level of future required contributions from the State will depend on a variety of factors, including future investment portfolio performance, actuarial assumptions, and additional potential changes in retirement benefits. For example, the CalPERS Board lowered the discount rate from 7 percent to 6.8 percent in November 2021 due to the fiscal year 2020-21 CalPERS investment returns triggering the CalPERS Funding Risk Mitigation Policy. A lower discount rate generally leads to higher required employer contributions. The statutorily required retirement contributions reflect the impact of the lower discount rate beginning with the 2022 Budget Act.

The application of supplemental pension payments may also affect future required contributions. Payments can generally be applied to realize long-term savings, improve funded status, or achieve a more stable and predictable contribution rate.

The projected State contribution rates for fiscal years 2025-26 through 2029-30 as included in CalPERS’ Circular Letter 200-043-24. This Circular Letter was published in September 2024 and updated the information shown in the actuarial valuation for the fiscal year ended June 30, 2024 in advance of the release of the full actuarial valuation. The projected state contribution rates do not reflect the projected additional contributions pursuant to Government Code Section 20683 .2, or the estimated impact of the supplemental pension payments included in the 2023, 2024, and 2025 Budget Acts using Proposition 2 funding.

Investment Policy; Investment Returns. Pursuant to the state Constitution, the CalPERS Board has sole and exclusive fiduciary responsibility over the assets of the PERF. CalPERS’ assets are managed both externally by professional investment management firms and internally by CalPERS investment staff. The CalPERS Board monitors the performance of the managers with the assistance of external investment consultants.

CalPERS has established a series of procedures and guidelines with respect to investments. The procedures, grouped together as the “Total Fund Investment Policy,” serve to guide CalPERS’ investment strategy for PERF. The CalPERS Board reviews the Total Fund Investment Policy as needed. Additional information concerning CalPERS investments can be found on the CalPERS website. Such information is not incorporated by reference herein.

The CalPERS Board adopted revisions to its Total Fund Investment Policy that included revisions to support the implementation of the Private Asset Classes new Strategic Asset Allocations (which were approved by the CalPERS Board in November 2021) and additional conforming changes for organization and business process changes. These revisions took effect November 1, 2023. In 2019, CalPERS publicly indicated that it expected actual investment returns in the following ten-year period would be less than 7 percent, the then-current CalPERS’ actuarial rate of return. This amount was re-evaluated in 2021, and a 6.8 percent return was estimated for the following 5 years, and the CalPERS Board adopted 6.8 percent as the new actuarially assumed discount rate, which is net of investment and administrative expenses. The assumed rate of return is 6.9 percent before reduction for assumed administrative expenses. Actual investment returns lower than the actuarially assumed level will result in decreased funding status and increased actuarially required contributions.

CalSTRS

General. CalSTRS was established under the California Education Code in 1913 to provide benefits to California public school and community college teachers and to certain other employees of the State’s public school system (pre-kindergarten through community college). CalSTRS is the administrator of a multiple-employer, cost-sharing defined benefit plan, tax-deferred defined contribution plans, a Medicare Premium Payment Program, and a Teachers’ Deferred Compensation Fund.

CalSTRS administers the State Teachers’ Retirement Plan (the “STRP”), a multiple employer, cost-sharing, defined benefit plan comprised of four programs: the Defined Benefit Program (referred to in this Official Statement as the “DB Program”), the Defined Benefit Supplement Program, the Cash Balance Benefit Program, and the Replacement Benefit Program. Within the STRP there is also a Supplemental Benefit Maintenance Account (the “SBMA”) which provides purchasing power protection for retired members.

The State is not an employer (with certain very limited exceptions) in any CalSTRS programs but does contribute to the DB Program and the SBMA from its General Fund pursuant to statutes in the Education Code. The DB Program is funded through a combination of investment earnings and statutorily set contributions from three sources: the members of CalSTRS, the employers, and the State. For contributions from employers and the State, the CalSTRS Board (defined below) was provided limited rate setting authority in 2014 under the provisions of AB 1469 (Chapter 47, Statutes of 2014).

The SBMA is a separate account within the DB Program that is funded with a combination of investment earnings and statutorily set contributions from the State. The Purchasing Power Protection Program payments for retired members are made only to the extent funds are available in the SBMA and are not a vested benefit.

CalSTRS is administered by a 12-member Teachers’ Retirement Board (the “CalSTRS Board”) that includes four ex officio members: the Director of the Department of Finance, State Controller, the State Superintendent of Public Instruction, and the State Treasurer. The other eight CalSTRS Board members serve four-year terms and include three CalSTRS member-elected representatives who represent current educators, and five representatives appointed by the Governor and confirmed by the Senate including: one retired CalSTRS member, three public representatives, and one school board representative.

Members and Employers. Based on information CalSTRS reported in its Annual Comprehensive Financial Report for fiscal year ended June 30, 2024, over the past six years, the number of active members grew by 4.0 percent, while the number of retirees and beneficiaries had grown by 10.5 percent. Between June 30, 2023 and June 30, 2024, the number of active members has increased by about 1.9 percent, while the number of retirees and beneficiaries has grown by about 1.4 percent.

Retirement Benefits. Member benefits are determined by statute in the Education Code and are generally based on a member’s age, final compensation, and years of credited service. Members are 100 percent vested in retirement benefits after five years of credited service and are eligible for normal retirement at age 60 and for early retirement at age 55 or at age 50 with 30 years of credited service. The normal retirement benefit is 2 percent of final compensation (as defined in the Education Code) for each year of credited service (increases to a maximum of 2.4 percent of final compensation for members retiring after age 63), and members who retired on or after January 1, 2001 with 30 or more years of service by December 31, 2010 receive monthly longevity bonus payments of up to $400 per month. PEPRA increased the retirement age for new CalSTRS members hired on or after January 1, 2013. PEPRA members who retire at age 62 will be eligible for a benefit equal to 2 percent of final compensation for each year of credited service (increases to a maximum of 2.4 percent of final compensation for members retiring after age 65). The PEPRA member population in CalSTRS has been increasing steadily over the last few years. As of June 30, 2023, there were about 180,000 active PEPRA members. According to CalSTRS, there were about 200,000 active PEPRA members as of June 30, 2024, representing roughly 43 percent of the total active population.

Benefits are increased by 2 percent (a simple, not a compounded, cost-of-living increase) of the initial allowance, on each September 1 following the first anniversary of the effective date of the benefit.

Funding for the DB Program. The DB Program is funded with a combination of investment earnings and contributions from members, employers, and the State. The DB Program is one of the four programs under the STRP. Although specific amounts vary from year to year, from 1994 through 2024, approximately 62 percent of total inflows to the STRP were derived from investment earnings, according to CalSTRS. As described below, historically the contribution rates of the members, employers, and the State are determined by statute in the Education Code instead of actuarially determined amounts as is done for the CalPERS system. Over time, this has contributed to an underfunding of the DB Program.

On June 24, 2014, Governor Brown signed AB 1469, a comprehensive long-term funding solution intended to eliminate then current CalSTRS unfunded liability in the DB Program by 2046. The changes in contribution rates for members, employers and the State required by AB 1469 are described below. While the plan is intended to eliminate the unfunded liability of the DB Program by 2046, there is no assurance that it will be eliminated by that date. Accordingly, there can be no assurances that the required amounts annually payable among the members, employers, and State will not significantly increase in the future.

Multiple supplemental pension payments from the State to CalSTRS were authorized as part of the budget for fiscal years 2019-20, 2020-21 and 2021-22. They are discussed in further detail later in this section.

Member Contributions. Under AB 1469, the member contribution rate increased over time from 8 percent to 10.25 percent in fiscal year 2016-17 for members not subject to PEPRA, and to 9.205 percent in fiscal year 2016-17 for members subject to PEPRA. In addition, PEPRA members are required to pay at least one-half the normal cost of their DB Program benefits, and under PEPRA, the contribution rate for PEPRA members will be adjusted if the normal cost changes by more than 1 percent since the last time the member contribution rate was set. This condition was met in fiscal year 2018-19, which increased the contribution rate for PEPRA members to 10.205 percent. Current rates remain at 10.25 percent for members not subject to PEPRA and 10.205 percent for members subject to PEPRA.

Employer Contributions. Employers are required to make contributions to the DB Program. Prior to the passage of AB 1469, the employer contribution rate was 8.25 percent of creditable compensation. Under AB 1469, employer contributions have increased from 8.25 percent of creditable compensation to the current rate of 19.1 percent. Beginning in fiscal year 2021-22 through fiscal year 2045-46, AB 1469 authorizes the CalSTRS Board to adjust the total employer contribution rate based on a 2046 target date to eliminate the unfunded actuarial obligation associated with benefit improvements enacted after July 1, 1990 and for service prior to July 1, 2014. The rate may be increased or decreased by up to 1 percentage point each year, but may be no higher than 20.25 percent and no lower than 8.25 percent under AB 1469. In May 2025, the CalSTRS Board elected not to adjust the employer contribution rate for fiscal year 2025-26, and to keep it at 19.1 percent.

Included in the contribution rates listed above is 0.25 percent to be applied toward the cost of unused sick leave credit. Each year, a portion of the employers’ contributions is also transferred to the Medicare Premium Payment Program which has the effect of reducing aggregate annual contributions to the DB Program.

State Contributions. The State’s General Fund base contribution to the DB Program is 2.017 percent of creditable compensation from two fiscal years prior. For example, for fiscal year 2021-22, the State’s contribution was based on creditable compensation from fiscal year 2019-20. Before fiscal year 2014-15, the State also contributed a supplemental contribution based on a percentage of creditable compensation from two fiscal years prior when there was an unfunded obligation or a normal cost deficit existed for benefits in place as of July 1, 1990 in an amount not to exceed 1.505 percent of creditable compensation from two fiscal years prior.

Under AB 1469, the State increased its supplemental contribution to the July 1, 1990 benefit obligation to a rate of 4.311 percent in fiscal year 2016-17. Beginning in fiscal year 2017-18 through fiscal year 2045-46, the CalSTRS Board is authorized to adjust the supplemental state contribution rate up 0.50 percent each year to eliminate the unfunded obligation for benefits in place as of July 1, 1990. If there is no unfunded obligation, the supplemental contribution shall be reduced to zero. In fiscal years 2017-18, 2018-19, 2019-20 and 2021-22, the CalSTRS Board adopted the maximum increase allowed. AB 84 amended the statute to suspend the CalSTRS Board’s authority to adjust the State contribution rate for fiscal year 2020-21. The 2020-21 Budget instead authorized the State to make supplemental pension payments to CalSTRS using available Proposition 2 debt repayment funding.

The 2021 Budget Act included a $410 million supplemental pension payment in fiscal year 2021-22 towards the State’s share of unfunded liability for the DB Program. No additional supplemental payments to the DB Program have been appropriated by the State since then.

As described above, AB 1469 provides the CalSTRS Board with limited authority to increase or decrease the school and State contributions based on changing conditions. The plan is intended to eliminate the unfunded liability of the DB Program by 2046. However, while AB 1469 provides for significant increases in the statutorily required contributions to CalSTRS from the State, employers and members, it does not provide that such statutory rates be adjusted to equal actuarially required amounts. Actuarially required amounts will vary periodically based on a variety of factors, including actuarial assumptions, investment performance and member benefits. To the extent rates established pursuant to AB 1469 are from time to time less than actuarially required amounts, such circumstances could materially adversely affect the funded status of CalSTRS.

Prospective Funding Status; Future Contributions. The 2025 Budget Act includes $4.6 billion from the General Fund for fiscal year 2025-26 State contributions to CalSTRS.

Under the current CalSTRS actuarial assumptions and the AB 1469 funding plan, with the supplemental pension payments, the State contribution rate is expected to remain the same through fiscal year 2028-29 and beginning in fiscal year 2029-30 the State is anticipated to have fully funded its share of the unfunded actuarial obligation and subsequently the State supplemental contribution rate will be eliminated.

Investment Policy; Investment Returns. Pursuant to the State Constitution, the CalSTRS Board has sole and exclusive fiduciary responsibility over all CalSTRS’ assets (including the DB Program assets). CalSTRS’ assets (including the DB Program assets) are managed both externally by professional investment management firms and internally by CalSTRS investment staff. The CalSTRS Board monitors the performance of the managers with the assistance of an external investment consultant. CalSTRS has established a series of procedures and guidelines with respect to investments.

The procedures, grouped together as the “Investment Policy Statement,” serve to guide CalSTRS asset allocation strategy for all CalSTRS’ programs, including the DB Program. The CalSTRS Board reviews the Investment Policy Statement annually. CalSTRS follows strategic allocation guidelines that identify targets for the percentage of funds to be invested in each asset class. These targets are typically implemented over a period of several years. The CalSTRS Board approved updated asset allocation targets at its May 4, 2023 meeting.

On January 11, 2024, the CalSTRS Board adopted a revision to the IPS which allows for the use of leverage from time to time, on a temporary basis, in a total amount up to a maximum of 10 percent of the whole of CalSTRS investment portfolio (the “total fund”) to provide the flexibility to position the portfolio and manage liquidity over a business cycle. This additional policy language adds transparency and codifies CalSTRS’ current use of leverage to manage total fund positioning while providing the Investment Committee with enhanced reporting and oversight. CalSTRS intends to use leverage at the total fund on a temporary basis to fulfill cash flow needs in circumstances when it is disadvantageous to sell assets. CalSTRS has utilized leverage tools such as futures, swaps, reverse repurchase agreements and bank credit lines, and is considering the use of commercial paper and unsecured term debt as new forms of leverage.

THE BUDGET PROCESS

The Budget Process

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund budget operates on a legal basis, generally using a modified accrual basis of accounting for its General Fund, with revenues credited in the period in which they are measurable and available, and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law and the State Constitution, the annual Governor’s Budget proposal cannot provide for projected expenditures in excess of projected resources for the ensuing fiscal year. Following the submission of the proposed Governor’s Budget, which is updated and revised by May 14 each year, the Legislature takes up the proposal. The voter-approved Balanced Budget Amendment (Proposition 58) requires the Legislature to pass a balanced budget bill, which means that for the ensuing fiscal year, projected General Fund expenditures must not exceed projected General Fund revenues plus the projected beginning General Fund balance. Those projections must be set forth in the budget bill. Proposition 58 also provides for mid-year adjustments in the event the budget falls out of balance and the Governor calls a legislative special session to address the shortfall. The use of general obligation bonds, revenue bonds, and certain other forms of borrowing are prohibited to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including RANs or RAWs), or (ii) inter-fund borrowings.

Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual budget act as approved by the Legislature and signed by the Governor (the “Budget Act”). Pursuant to Proposition 25, approved by the voters in November 2010, the Budget Act (and other appropriation bills / “trailer bills” which are related to the budget) must be approved by a majority vote of each house of the Legislature, and legislators must forfeit their pay during any period in which the Legislature fails to pass the budget bill on time. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or by the State Constitution. The Governor may reduce or eliminate specific line items in the Budget Act or other bills that amend the Budget Act without vetoing the entire bill. Such individual line item vetoes are subject to override by a two-thirds vote of each house of the Legislature.

Revenues may be appropriated in anticipation of their receipt, and funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted.

The General Fund

The State’s money is segregated into the General Fund and over 1,000 other funds, including special, bond, federal, and other funds. The General Fund consists of all revenues received by the State Treasury that are not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for most governmental activities and is the depository of most of the major tax revenue sources of the State.

The General Fund may be expended because of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act and related legislation), as well as other appropriations made pursuant to various constitutional authorizations and initiative statutes.

Restrictions on Raising or Using General Fund Revenues

Over the years, several laws and constitutional amendments have been enacted that reduced the State’s overall budgetary flexibility by making it more difficult for the State to raise taxes or restricting or earmarking the use of certain tax revenues for specific purposes. The following examples illustrate these restrictions.

Proposition 13, approved by the voters in 1978, makes it more difficult for the State to raise taxes by requiring that any change in State taxes enacted for the purpose of increasing revenues, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. A related measure, Proposition 4, approved by the voters in 1979, limits government spending by establishing an annual limit on the appropriation of proceeds of taxes.

Proposition 26, approved by the voters in 2010, requires a two-thirds vote of both houses of the Legislature for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction could be adopted by majority vote. It also provides that any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax, thereby requiring two-thirds vote of approval for passage.

Proposition 98, enacted in 1988, requires a minimum portion of General Fund tax revenues to support K-12 schools and community colleges. Proposition 49, approved by the voters in 2002, requires additional funding for before and after school programs in the State’s public elementary, middle and junior high schools. These expenditures are part of the Proposition 98 minimum funding guarantee for K-14 education and cannot be reduced, except in certain low revenue years.

Proposition 10, approved by the voters in 1998, raised taxes on tobacco products and mandated how the additional revenues would be expended. Proposition 56, approved by the voters in 2016, further raised taxes on tobacco products and again specified how the additional revenues could be expended.

Proposition 63, approved by the voters in 2004, imposed a 1 percent tax surcharge on taxable income above $1 million for purposes of funding and expanding behavioral health services. Proposition 63 prohibits the Legislature or the Governor from redirecting these funds or from reducing General Fund support for behavioral health services below the levels provided in fiscal year 2003-04. In November 2024, the voters approved changes to the use of these funds in Proposition 1, which was placed on the ballot by the Legislature.

Proposition 30, approved by the voters in 2012, provided temporary increases in PIT rates for high-income taxpayers and in the State sales tax rate, and required the additional revenues be expended to support K-12 public schools and community colleges as part of the Proposition 98 guarantee. Proposition 30 also placed into the State’s Constitution the current statutory provisions transferring 1.0625 percent of the State sales tax to local governments to fund certain realigned public safety programs.

Proposition 55, approved by the voters in 2016, extended the PIT rates for high-income taxpayers included in Proposition 30, which were set to expire on December 31, 2018, through tax year 2030. Under specified conditions, beginning in fiscal year 2018-19, Proposition 55 also authorizes the use of up to $2 billion in a fiscal year from these revenues for health care.

Proposition 2, approved by the voters in 2014, directs the transfer of specified amounts of General Fund revenues to the BSA and to pay down specified debts and liabilities. It also requires spending on infrastructure including deferred maintenance once the BSA reaches the constitutional maximum balance for a fiscal year of 10 percent of General Fund tax revenues. Proposition 2 also created the “PSSSA” or “Public School System Stabilization Account” that serves as a Proposition 98 reserve and requires a deposit into the fund under specified conditions.

State Indebtedness and Other Obligations

As of July 1, 2025, the state had approximately $80.8 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the state’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2025, there were approximately $43.3 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the General Fund and approximately $6.1 billion of authorized and unissued lease revenue bonds.

Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue obligations are either payable from state revenue-producing enterprises and projects, and not payable from the General Fund, or are conduit obligations payable only from revenues paid by local governments or private users of facilities financed by the revenue obligations.

The state has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

State Pension Systems and Retiree Health Care Costs

The two main state pension funds (CalPERS and CalSTRS) each continue to face unfunded future liabilities in the tens of billions of dollars. It is unknown how significantly market volatility may ultimately impact unfunded pension liabilities and the state’s annual actuarially determined General Fund pension contributions . For fiscal year 2024-25, the actuarially determined General Fund pension contributions to CalPERS and CalSTRS were approximately $3.5 billion and $4.3 billion, respectively. For fiscal year 2025-26, the actuarially determined General Fund pension contributions to CalPERS and CalSTRS are approximately $4.9 billion and $4.6 billion, respectively. The increase in General Fund pension contributions to CalPERS in fiscal year 2025-26 as compared to fiscal year 2024-25 is due to the application of the fiscal year 2024-25 CalPERS supplemental pension payment to the state’s overall pension liability, as adopted under Chapter 9, Statutes of 2024, Sec. 77 (AB 106).

The 2025 Budget Act includes a payment of $584 million from Proposition 2 debt repayment funding in fiscal year 2025-26 to reduce the state’s CalPERS unfunded liability (Chapter 23, Statutes of 2025); a second payment of $372 million using Proposition 2 debt repayment funding, creating a total payment of $956 million, was included in a trailer bill for the 2025-26 Budget. These payments are in addition to the actuarially determined and statutorily required state pension contribution to CalPERS.

The state also provides retiree health care and dental benefits to retired state employees and their eligible dependents and almost exclusively utilizes a ”pay-as-you-go” funding policy. These benefits are referred to as ”Other Postemployment Benefits” or ”OPEB.” The state has reported its liability for OPEB in its financial statements under the Governmental Accounting Standards Board (“GASB”) Statement No. 75.

The state’s latest OPEB actuarial valuation report, as of June 30, 2024, was prepared in compliance with the GASB OPEB standards with the objective of determining the liabilities associated with OPEB provided to the state’s employees and to develop the actuarial funding costs assuming the full-funding policy. For fiscal year 2025-26, the Department of Finance projects that the General Fund contribution for OPEB will be approximately $3.59 billion. For fiscal year 2024-25, the Department of Finance projects that the General Fund contribution was approximately $3.56 billion. Under these standards, the total OPEB liability (“TOL”) is estimated in the latest OPEB actuarial report to be $100.5 billion as of June 30, 2024 (of which $91.5 billion is unfunded) as compared to a TOL of $91.0 billion estimated as of June 30, 2023.

DEBTS AND LIABILITIES UNDER PROPOSITION 2

Voters approved Proposition 2 in November 2014, which revised the State’s method of funding the BSA, the State’s “rainy day fund.” For fiscal years 2015-2016 through 2029-2030, 1.5 percent of annual General Fund revenues, plus the excess of capital gains tax receipts above a certain level not necessary to fund Proposition 98, is applied equally to funding the BSA (to its constitutional maximum balance) and paying down State debts and liabilities. Debts and liabilities eligible under Proposition 2 include certain budgetary borrowing and specified payments over and above the base payments for State level pensions and retiree health costs. The two main retirement systems managing State level pensions, CalPERS and CalSTRS, each have substantial unfunded liabilities. The State also has a substantial unfunded liability relating to postemployment healthcare benefits for State employee retirees.

The 2025-26 Budget applies the Proposition 2 debt repayment funding to: (1) prefunding of state retiree health benefits ($13 million), (2) repayment of the $6 billion loan applied to the fiscal year 2017-18 supplemental pension payment to CalPERS, as further described below ($590 million), and (3) a supplemental pension payment toward the unfunded liability of CalPERS state plans ($956 million in aggregate, with $584 million in the 2025 Budget Act and $372 in a related trailer bill).

The 2024 Budget Act used Proposition 2 debt repayment funding to prefund State retiree health benefits ($360 million), make a repayment toward the $6 billion loan applied to the fiscal year 2017-18 supplemental pension payment to CalPERS ($836 million), and make a supplemental pension payment toward the unfunded liability of the State employee pension plans ($337 million).

The total amounts of Proposition 2 debt repayment since 2017-18 (inclusive of the 2024 Budget Act payments and the 2025 Budget Act projections referenced above) is $16.0 billion, allocated as follows: 1) $2.8 billion to prefund state retiree health benefits, 2) $3.3 billion towards repaying the $6 billion loan applied to the fiscal year 2017-2018 supplemental pension payment to CalPERS, 3) $7.8 billion in supplemental pension payments toward the unfunded liability of CalPERS state plans and 4) $1.8 billion in supplemental pension payments toward the unfunded liability of CalSTRS state plans.

Pursuant to Senate Bill 84, Chapter 50, Statutes of 2017, the 2017-18 Budget included a $6 billion supplemental pension payment to CalPERS from proceeds of a loan from the Surplus Money Investment Fund (a State fund managed by the State Treasurer’s Office as part of the Pooled Money Investment Account to invest surplus cash from funds held by state departments) that is expected to reduce unfunded liabilities and stabilize state contribution rates (the “SB 84 Loan”). As of the 2025 Budget Act, the Department of Finance projects the supplemental pension payment will save an estimated $6.0 billion (net of principal and interest on the SB 84 Loan) in State contributions to CalPERS from all State-funded sources through fiscal year 37-38.

The amount of estimated savings allocable to each such fund will generally be proportionate to its share of the payments on the SB 84 Loan. Approximately half of the total SB 84 Loan payments are expected to come from the General Fund. The State will realize savings if the supplemental pension payment invested by CalPERS earns a higher return than the interest required to be paid on the loan. The projected savings are based on CalPERS achieving its assumed rate of return, which exceeds the projected interest rate on the SB 84 Loan. There is a risk that the difference between CalPERS returns and the interest rate on the loan (as described below) will be less, perhaps significantly, than projected in any given year. This occurrence, if not otherwise offset by a difference between CalPERS returns and the interest rate on the loan greater than estimated over the life of the loan, could result in a lower than anticipated benefit to the State as compared to the estimate. The SB 84 Loan will be repaid at a variable interest rate, equal to the quarter-to-date yield at the two-year constant maturity U.S. Treasury rate.

The SB 84 Loan is required to be repaid from the General Fund and other funds no later than June 30, 2030. From fiscal year 2017-18 through fiscal year 2024-25, a total of $3.122 billion in General Fund principal and interest repayments have been made (not inclusive of the allocated fiscal year 2025-26 amounts, which will be paid during the fiscal year). The General Fund’s share of the repayment of the SB 84 Loan over the expected term of the loan is eligible under the Proposition 2’s debt repayment requirements. The remaining balance is to be repaid from other funds that contribute to CalPERS and are expected to benefit from the supplemental pension payment.

CASH MANAGEMENT

Traditional Cash Management Tools

General. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary.

Internal Borrowing. The General Fund is currently authorized by law to borrow for cash management purposes from more than 800 of the State’s approximately 1,500 other funds and accounts in the State Treasury (the “special funds” and each a “special fund”). Total borrowing from special funds must be approved quarterly by the Pooled Money Investment Board (“PMIB”). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from special funds. As of the 2024 Budget Act, the General Fund was projected to have at least $66 billion of internal funds (excluding the BSA, SFEU and the PSSSA) available to borrow through fiscal year 2025-26.

One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the BSA, which decreased from $17.6 billion in June 2025 to $10.5 billion in July 2025. The balance of the BSA is projected to increase to $11.2 billion in September 2025 and then remain the same until the end of fiscal year 2025-26 according to the 2025 Budget Act. The state also may transfer funds into the General Fund from the SFEU, which is not a special fund.

External Borrowing. External borrowing has typically been done with revenue anticipation notes (“RANs”) that are payable no later than the last day of the fiscal year in which they are issued. Prior to fiscal year 2015-16, RAN s had been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. The state also is authorized under certain circumstances to issue revenue anticipation warrants (“RAWs”) that are payable in the succeeding fiscal year. The state issued RAWs to bridge short-term cash management shortages in the early 1990s and early 2000s.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” consist of: (i) the setting apart of State revenues in support of the public school system and public institutions of higher education (as provided in Section

8 of Article XVI of the State Constitution); (ii) payment of the principal of and interest on general obligation bonds and general obligation commercial paper notes of the State as and when due; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes, as provided in Article XIII, Section 36 of the State Constitution, enacted by Proposition 30; (iv) reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to Government Code Sections 16310 or 16418; and (v) payment of State employees’ wages and benefits, required State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

Inter-Fund Borrowings

Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the PMIB (comprised of the Director of the Department of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds.

The amount of loans from the SFEU, the BSA and other internal sources to the General Fund as of the end of any month is displayed in the State Controller’s Statement of General Fund Cash Receipts and Disbursements, on the first page under “Borrowable Resources—Outstanding Loans.”

In addition to temporary inter-fund cash management borrowings described in this section, budgets enacted in the current and past fiscal years have included other budgetary transfers and long-term loans from special funds to the General Fund. In some cases, such budgetary loans and transfers have the effect of reducing internal borrowable resources.

Cash Management Borrowings

As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs. RANs were issued in every year except one between 1983 and 2014, with the most recent issues of RANs ranged in aggregate principal amounts of approximately $2 billion to $10 billion. More recently, with the State’s budget and cash position through fiscal year 2024-25, and the growth of internal borrowable resources from special funds including new reserve funds, the State has not had to use external borrowing since the last RAN issue in fiscal year 2014-15. Based on current cash projections no RANs are planned through fiscal year 2025-26.

Cash Management in Fiscal Year 2025-26

In July of each fiscal year, the State Controller does a projection of Unused Internal Borrowable Resources balances for the fiscal year based on the cash flow estimates in the related budget act. If it is projected that Unused Internal Borrowable Resources, at any time during such fiscal year, could fall below levels that the Controller thinks prudent, the State’s practice is to seek external borrowing (such as RANS). The State does not plan to issue any RANs in fiscal year 2025-26, the eleventh consecutive year in which external borrowing is not required.

The State has maintained significant cash resources over the last several years, and the State’s 2025 Budget Act cash flow estimates for fiscal year 2025-26 indicate that this trend will continue. As a result, the state does not currently anticipate utilizing external borrowing in fiscal year 2025-26. Since 2019, the highest amount of borrowable resources the General Fund has borrowed was $21.8 billion and the lowest amount of unused available borrowable resources was $31.0 billion. In fiscal year 2025-26, the lowest projected amount of unused borrowable resources is approximately $81 billion.

State fiscal officers constantly monitor the State’s cash position during each fiscal year. If it appears that cash resources, including cash available through inter-fund borrowing, may become inadequate to meet the State’s General Fund payment obligations as they become due in such fiscal year such officers consider the use of cash management techniques (including those described below), the issuance of RANs and/or seeking additional legislation.

Certain Cash Management Techniques

The State has employed cash management measures in addition to RANs during some fiscal years; all of the following techniques have been used at one time or another, but none of them are planned to be used during fiscal year 2025-26.

●	The State Controller has delayed certain types of disbursements from the General Fund.
●	Legislation has been enacted increasing the State’s internal borrowing capability.
●	Legislation has been enacted deferring some of the State’s disbursements until later in the then-current fiscal year, when more cash receipts are expected.
●	The issuance of registered warrants (commonly referred to as “IOUs”) because of insufficient cash resources (last occurred in 2009).

From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year to more closely align the State’s revenues with its expenditures. This technique has been used several times in the past, including fiscal years 2019-20 and 2020-21 when school payments were deferrals. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year.

In addition, State law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until May 30. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage.

LITIGATION

There is not now pending (with service of process on the State having been accomplished) or threatened any litigation seeking to restrain or enjoin the sale, issuance, execution or delivery of the Bonds or challenging the validity of the Bonds or any proceedings of the State taken with respect to the foregoing.

There are numerous litigation matters pending against the State, which could, if determined adversely to the State, affect the State’s expenditures and, in some cases, its revenues and cash flow. While there can be no assurances as to the ultimate resolution and fiscal impact of such litigation, the State believes that the resolutions of such litigation are unlikely to adversely affect the ability of the State to pay the principal of and interest on the Bonds when due.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State PITs. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Appendix E

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Information Statement dated June 3, 2025, as supplemented July 28, 2025 (the “Information Statement”). The Fund has not verified the accuracy, completeness or timeliness of the information contained in the Information Statement or the Statement of Economic Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Information Statement or the Statement of Economic Information and are subject to risks and uncertainties that may cause actual results to differ materially.

SPECIAL DISCLOSURE REGARDING COVID-19 MATTERS

In response to the outbreak of COVID-19 and the declaration by the World Health Organization on March 11, 2020 of a COVID-19 pandemic, in March 2020 then Governor Baker declared a state of emergency in the Commonwealth. Governor Baker’s administration undertook several mitigation measures in response to the pandemic, which resulted in widespread economic disruption throughout the Commonwealth, including a significant increase in the unemployment rate in Massachusetts in calendar 2020, which peaked at 17.1% in April 2020, compared 2.9% in March 2020.

The Commonwealth began a phased reopening of the economy in May 2020, and in December 2020, the Commonwealth began phased vaccination efforts across Massachusetts. By the end of May 2021, nearly all COVID-19 restrictions were lifted and all businesses were permitted to open. On June 15, 2021, the state of emergency in the Commonwealth related to COVID-19 was terminated, and on May 11, 2023, the state public health emergency was terminated, corresponding with the end of the federal public health emergency.

The federal government enacted several laws related to the COVID-19 pandemic, which provided resources for emergency response and recovery efforts and economic assistance, including unemployment insurance to state and local governments, businesses and individuals. The Commonwealth estimates the total value of these federal measures within Massachusetts at approximately $116 billion. Among this assistance was receipt by the Commonwealth of $2.461 billion through the federal Coronavirus Relief Fund (“CRF”) created under the Coronavirus Aid, Relief and Economic Security Act and $5.286 billion from the Coronavirus State Fiscal Recovery Fund (“CSFRF”) created under the American Rescue Plan Act of 2021 (“ARPA ”), all of which has been expended.

The COVID-19 pandemic and the numerous measures taken in response to it by international, federal, state and local governments, as well as private businesses and organizations, continue to have impacts on the global, national and state economies; the extent of any lasting impacts on and within the Commonwealth is still unknown.

ECONOMIC INFORMATION

Over the past decade, Massachusetts has been a leader in job growth in the Northeast, driven largely by the State’s highly-educated workforce, the overall diversity of industries, and strengths in knowledge-based industries, such as health care, education, and professional services. Professional and technical services have been increasingly important in the State, both as a share of employment and in terms of its contribution to State gross domestic product (“GDP”). During the pandemic, professional and technical services moved from being fourth in the State in terms of employment, to second. In 2023, the industry accounted for 11 percent of jobs and the sector was first in the State as a share of GDP, making up 15 percent of the State GDP. While the sector includes everything from legal services to veterinary services, in Massachusetts the two leading subsectors in terms of employees are computer systems design and related services, and scientific research and development services. These subsectors benefit from the Commonwealth’s well-established higher education and health care sectors.

The clusters of colleges, universities, and teaching hospitals contribute to Massachusetts being a hub for technology and research. Educational services and health care and social assistance have consistently been among the top industries in the state. Finance and insurance have played an important role in the Massachusetts economy making up roughly 5 percent of jobs but contributing 8 percent to the state GDP. At sixth in terms of employment in 2023 the Commonwealth’s share of manufacturing employment remained lower than the share of employment in the United States as a whole.

Looking at the Bureau of Labor Statistics supersectors, education and health services, professional and business services, and leisure and hospitality continue to drive the Massachusetts economy and account for almost half of total payroll employment, while financial activities, government, information, and trade, transportation and utilities have remained relatively level or declined in share.

The COVID-19 pandemic interrupted the trajectory of the State’s economic growth and had short- and long-term ramifications for the State’s economy. Over 690,000 jobs were lost in spring 2020. By the third quarter of 2024, the Commonwealth has recovered the jobs lost during the pandemic. As of December 2024, Massachusetts had nearly the same number of jobs as the February 2020 peak. The growth of professional and technical services during the pandemic occurred during a period when retail trade, other services (which includes equipment repair, laundry and drycleaning, barbershops, and pet care among others), and accommodations and food services all suffered losses in terms of jobs. These generally lower-paying industries remain among the slowest sectors to recover in terms of absolute number of jobs lost and as a share of jobs lost compared to levels prior to the pandemic. The higher paying industries of construction and professional and technical services have both exceeded their pre-pandemic levels. Since the onset of the pandemic through December 2024, professional and technical services saw the largest gains in employment, this includes growth in scientific research and development services.

Scientific research and development (“R&D”) is intensely clustered in Massachusetts compared to the U.S. and has become more concentrated over the past decade. This is true when we look at both jobs in the industry and establishments. The concentration of research universities, hospitals, research institutes, and private companies pursuing advances in biomedical research, life sciences, and other areas of research and development has contributed to the competitiveness of this industry. Over the past decade, employment in this area has nearly doubled in the Commonwealth with roughly 104,000 individuals working in scientific R&D. While these numbers are meaningfully large, they likely understate the significance of the industry in the Massachusetts economy, when considering employment in other industries supports research and development. R&D activity here also constitutes a large portion of national scientific activity: in 2023, more than one in every 10 scientific research and development jobs in the nation were in Massachusetts. This is despite the Commonwealth being home to only one in every 40 jobs overall in the nation. Jobs in scientific R&D pay notably higher wages than average for both Massachusetts and the U.S.

Much of the funding for research and development comes from the federal government. Trends in three prominent sources of this funding, National Institutes of Health, Small Business Administration, and National Science Foundation, illustrate the historic competitiveness of Massachusetts in research and development and the importance of these funding sources to the Massachusetts economy. Federal changes to these funding sources could have significant impacts on the Commonwealth. The National Institutes of Health (“NIH”) has a budget of over $47 billion. Over 80 percent of that budget goes towards funding research through competitive grants. Researchers in Massachusetts have been successful at securing NIH awards at consistently high levels. In 2024, Massachusetts researchers were awarded over $3.4 billion in funding from the NIH, behind only New York and California. When considered on a per capita level, Massachusetts has been first in the nation every year for the last decade. Within Massachusetts the majority of the funding is focused in the Greater Boston area, though Worcester (home of UMass Chan Medical School) and Western Massachusetts (home of UMass Amherst) have also received large shares of grants from the NIH. Similar to NIH funding, Massachusetts also leads in the U.S. Small Business Administration’s (“SBA”) innovation focused programs. The Small Business Innovation Research (“SBIR”) and Small Business Technology Transfer (“STTR”) programs, administered by SBA, are highly competitive award programs that encourage American small businesses to engage in federal R&D with the potential for commercialization. Focused on stimulating high-tech innovation, the purpose of the SBIR/STTR program is tech transfer and to bridge the gap between basic science and commercialization of the resulting innovations for small businesses while meeting federal research needs. Businesses must be owned and located in the U.S. and have fewer than 500 employees. In addition, for the STTR program, small businesses are required to do at least 40 percent of the research, while formally collaborating with nonprofit research institutions. In fiscal year 2023, Massachusetts organizations and businesses received over $383 million in SBIR and STTR funding, behind California in total awards, but first in the nation when considered on a per capita basis.

National Science Foundation (“NSF”) funding is another area where Massachusetts leads, among the top states in terms of overall funding, and first when funding is adjusted to reflect population size. In 2024, Massachusetts researchers were awarded over $576 million in NSF funding, placing Massachusetts behind California, New York and Texas in terms of total funding, but first in the nation on a per capita basis. Within the state, the majority of funding is directed to universities in the Greater Boston area, though Woods Hole Oceanographic Institution on the Cape and University of Massachusetts in Western Massachusetts are consistently among the five top-funded institutions in the Commonwealth. NSF funds research in many disciplines. In the Commonwealth, geosciences, computer and information sciences, and mathematical physical sciences account for more than half of NSF funding.

At more than $5 billion dollars in university expenditures in 2023, Massachusetts is among the top states in university research and development spending, and the states whose universities outspend Massachusetts have much larger populations, these include California, New York, Texas, and Pennsylvania. After adjusting for population size, Maryland and Massachusetts’ per capita research spending at universities is noticeably higher than all other states in the U.S. Both states are home to large concentrations of urban research institutions.

The investment of federal funding for research may be a driving factor in Massachusetts’ standing as leader in terms of patents. In 2020, 8,790 patents were awarded in Massachusetts, among the top five states in the country. California by far has the most, but again Massachusetts was nearly on par with California on a per capita basis.

The Commonwealth has also attracted venture capital funding. Though Greater Boston has been consistently behind San Francisco and Silicon Valley, the region has received similar levels of venture capital funding as the Los Angeles areas, despite that being the second most populous region in the country. In the third quarter of 2024, Greater Boston’s venture capital deals totaled $3.6 billion, compared to $3.4 billion for the Los Angeles metro. Over several periods in the past ten years, Greater Boston has drawn similar levels of venture capital as the New York metro area.

Investment in research and development has also attracted talent from around the globe. Over the past two decades H-1 B approvals in Massachusetts have increased dramatically, peaking in 2019 at almost 20,000 before retreating to 17,000 in 2020 and 2021 at the height of the COVID-19 Pandemic. After a resurgence in 2022 to nearly 19,000 approvals, H 1-Bs further sank to 16,000 in 2024. Boston is dominant in Massachusetts for H 1-B visas, and the overall decline in the state can be mostly attributed to a fall in approvals in Boston, particularly in 2023. From 2009 to 2024, the number of approvals in Cambridge, Waltham, and Somerville more than doubled, though these cities combined account for about half as many H 1-B visas as Boston.

According to MassBenchmarks, the journal of the Massachusetts economy produced by the University of Massachusetts Donahue Institute (“UMDI”) and Federal Reserve Bank of Boston, in the fourth quarter of 2024, Massachusetts real gross state product (“GDP”) increased at an annual rate of 1.1 percent while U.S. GDP increased at an annual rate of 2.3 percent, according to the U.S. Bureau of Economic Analysis (“BEA”). The overall higher growth for Massachusetts in 2004 was due to a 5.6 percent annualized growth for Massachusetts in the first quarter of 2024 versus only 1.6 percent for the U.S. In each of the last three quarters of the year, the Massachusetts economy grew more slowly than that of the US.

Payroll employment in Massachusetts fell at a 0.3 percent annualized rate in the fourth quarter from 0.7 percent annualized growth in the third quarter This contrasts with U.S. employment, which grew at annualized rates of 1.1 percent in the third quarter and 1.2 percent in the fourth quarter. The Massachusetts economy appears to have shifted into low gear, with stagnant employment growth, rising unemployment, and tepid spending on items subject to regular sales taxes. This contrasts with the U.S. economy, which may be decelerating, but is still growing at a moderate pace.

Spending on items subject to the Massachusetts regular and motor vehicle sales taxes declined at a 2.3 percent annual rate in the fourth quarter, after rising by a 9.9 percent rate in the third quarter (seasonally adjusted). Compared to the fourth quarter of 2023, spending in the fourth quarter of 2024 was up only 2.7 percent. This spending reflects business and household spending on (taxable) goods—almost all services are exempt. It has been a reliable indicator of the current state of the Massachusetts economy, so the tepid growth in spending is consistent with other indicators such as employment. Interestingly, the motor vehicles portion of this spending was robust in the fourth quarter of 2024, rising at a 23.8 percent annual rate. The implied automobile purchases rose in each month throughout the quarter, consistent with anecdotes of pre-emptive purchases to avoid tariff-based increases in prices. MassBenchmarks estimates that wage and salary income in Massachusetts, based on state personal income withholding taxes, rose at an annual rate of 9.4 percent in the fourth quarter In contrast, U.S. wage and salary income growth was 5.9 percent on an annual basis in the fourth quarter. The state’s new surtax on incomes over $1 million have increased quarterly fluctuations in earnings growth estimates due to the fact that high earning individuals have more variation in their incomes on a monthly and annual basis. Thus, it is important to focus on longer term trends. Relative to the fourth quarter of 2023, earnings were up 6.5 percent in the Commonwealth slightly higher than the U.S. where wage and salary income grew at 5.7 percent from the fourth quarter 0f 2023 to the fourth quarter of 2024.

Inflation in the Boston metropolitan area according to the BLS’s CPI-U headline measure was subdued in the third and fourth quarters of 2024, with overall prices rising at an annual rate of 1.0 percent in the fourth quarter and falling by 0.2 percent in the third quarter. Core inflation—excluding food and energy—in the Boston area was 0.6 percent on an annual basis in the fourth quarter and minus 0.1 percent in the third quarter. These rates were lower than corresponding rates for the “all cities” measure for the U.S., consistent with a weaker state economy in the last half of 2024. On a year-over-year basis, inflation rates in Boston and the U.S. were similar. From the fourth quarter of 2023 to the fourth quarter of 2024, overall prices rose 3.0 percent and core prices rose 3.6 percent in Boston, versus corresponding rates of 2.7 percent and 3.3 percent for the U.S. The leading index is projecting that the rate of growth in the Massachusetts economy will continue to be slow and trail that of the U.S. economy. Massachusetts’ real GDP is expected to grow at an annual rate of 0.7 percent in the first quarter and 1.0 percent in the second quarter of this year. The Wall Street Journal forecast of economists from early January is for U.S. GDP to grow 2.2 percent in the first quarter and 2.0 percent in the second quarter..

Massachusetts trade has fluctuated since the pandemic declines in 2020 and after a large rebound in 2021. The Commonwealth’s total trade volume (exports and imports) fell 7.9 percent from 2022-2023; the total trade volume was $78.5 billion in 2023. Canada was by far our most valuable trading partner, with a trade volume of $14.6 billion, 18.6 percent of the total State trade. Massachusetts’ trade deficit, $8 billion, decreased roughly by half from 2022 to 2023. Massachusetts ranked 18th in the U.S. in 2023 and first in New England with $35.3 billion in exports. This was a 3.8 percent increase from the previous year’s export value, while national exports decreased by 6.2 percent and total exports from New England were little changed . Belgium and China were our top two export destinations in 2023 with $4.8 and $3.3 billion each, respectively. Belgium is notable on this, as Massachusetts only exported $784 million to the country in 2022. This change seems primarily driven by a roughly $4 billion increase in pharmaceutical products export to Belgium between 2022 and 2023. Future data will show whether this is the start of a new trend or a one-year outlier. Imports decreased 15.7 percent year-over-year to $43.2 billion in 2023. Canada was the largest source for Massachusetts imports in 2023, from which we imported $11.3 billion, or 26.2 percent, of our total.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of State finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual State budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited. See “Capital Investment Process and Controls” below.

Four of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund, the Commonwealth Transportation Fund (formerly the Highway Fund), the Transitional Escrow Fund and Federal COVID-19 response Fund, from which approximately 94.6% of the budgeted operating fund outflows in fiscal 2024 were made. The remaining approximately 5.4% of budgeted operating fund activity occurred in twenty other funds, sixteen of which are excluded by statute from the calculation of consolidated net surplus of the Commonwealth. A number of budgeted funds were authorized by law but had no activity in fiscal 2024.

At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate the consolidated net surplus. Under State finance law, balances in the Stabilization Fund, the Intergovernmental Services Fund, the Transitional Escrow Fund, the Inland Fisheries and Game Fund, the Marine Recreational Fisheries Fund, the Public Safety Training Fund, the Local Aid Stabilization Fund, the Behavioral Health Outreach, Access and Support Trust Fund, the Federal COVID-19 Response Fund, the Student Opportunity Act Investment Fund, the Broadband Innovation Fund, the High-Quality

Early Education and Care Affordability Fund, the Youth Development and Achievement Fund, the Behavioral Health Trust Fund, the Castle Island Marine Park Trust Fund, the Education and Transportation Fund, the Education and Transportation Reserve Fund, the Education and Transportation Innovation and Capital Fund, and the Early Education and Care Operational Grant Fund are excluded from the consolidated net surplus calculation. According to State finance law, deficits in any funds included in the consolidated net surplus calculation are eliminated by transfers from other consolidated net surplus funds that have surplus balances, and any undesignated or unreserved balances remaining in the consolidated net surplus funds are transferred to the Commonwealth Stabilization Fund.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplemental appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Committee on Ways and Means considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Committee on Ways and Means, which in turn proposes a budget, with revisions, to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds roll-call vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriations Act.

In years in which the General Appropriations Act is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget, adjusted for any known changes in the level of spending during the first month or months of the current fiscal year.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Massachusetts Supreme Judicial Court (“SJC”) has ruled that, under current law, the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to State agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that (i) sufficient cash is available to meet the Commonwealth’s obligations, (ii) State expenditures are consistent with periodic allotments of annual appropriations, and (iii)

moneys are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. Regarding periodic allotments, at the beginning of each fiscal year the Executive Office for Administration and Finance schedules the rate at which agencies will have access to funds included in their appropriation through a published periodic allotment calendar. Under State finance law, monthly appropriation allotments are ordinarily one-twelfth of the annual amount, but the Executive Office for Administration and Finance may provide for greater or lesser monthly allotments in appropriate cases. This calendar is reviewed regularly, and depending on the fiscal climate, the Executive Office for Administration and Finance may choose to adjust the allotment schedule in order to tighten spending controls. In some cases agencies may request an ad hoc allotment in order to gain access to funds faster than the existing periodic allotment schedule would allow (e.g., exceptional cases where unique payment concerns must be considered); such requests are carefully reviewed by the Executive Office for Administration and Finance before they are approved. The Comptroller conducts the expenditure control function.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal reimbursements. Authorization for capital spending requires approval by the Legislature, and the authorization to issue debt must be approved by a two-thirds roll-call vote of each house of the Legislature. The State constitution requires the Governor to recommend the terms of the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations. The Executive Office for Administration and Finance establishes a capital investment plan on or before July 1 each year pursuant to State law. The capital investment plan is an administrative guideline and is subject to amendment from time to time.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. Capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money. Debt service is specifically exempted by the State constitution from the warrant requirement, but requires an appropriation to be paid.

The Cash Management Division of the State Treasurer’s office utilizes approximately 900 operating accounts to track cash collections and disbursements for the Commonwealth. The Division relies primarily upon electronic receipt and disbursement systems. Pool cash includes Paid Family and Medical Leave program collected by the Department of Revenue to be transferred to the Department of Family and Medical Leave to pay leave benefits.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before the last day of August, November, February and May. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper and revenue anticipation notes (“RANs”).

Cash that is not needed for immediate funding is invested in the Massachusetts Municipal Depository Trust (“MMDT”). The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a short-term liquidity vehicle or “cash portfolio” structured similarly to a money market fund and a short-term bond fund.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every three years of the accounts of all departments, offices, commissions, institutions and activities of the Commonwealth. This audit encompasses hundreds of State entities, including the court system and independent authorities. The State Auditor also has the authority to audit federally aided programs and vendors and their subcontractors under contract with the Commonwealth as well as to conduct special audit projects. Further, the State Auditor upon a ratified majority vote by the board of selectmen or school committee, may, in the Auditor’s discretion, audit the accounts, programs, activities and other public functions of a town, district, regional school district, city or county. The State Auditor conducts both compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1⁄2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

Stabilization Fund

The Stabilization Fund is established by State finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering State or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. The fund is referred to as the State’s “rainy day fund,” serving as a source of financial support for the State budget in times of slow revenue growth or revenue declines and as the primary source of protection against having to make drastic cuts in State services in periods of economic downturns.

Required Deposits and Allowable Stabilization Fund Balance. Since fiscal 2014, state finance law has required that the entire year-end statutorily defined surplus be transferred to the Stabilization Fund. Since fiscal 2011, State finance law has required that tax revenue from capital gains exceeding $1 billion in a fiscal year (adjusted annually, beginning in fiscal 2014, to reflect the average annual rate of growth in U.S. gross domestic product over the preceding five years) be deposited: as follows: 90% of such amount into the Stabilization Fund, 5% of such amount to the State Retiree Benefits Trust Fund (the “SRBT Fund”) and, beginning in fiscal 2013, 5% of such amount to the Commonwealth’s Pension Liability Fund. However, all of these requirements may be modified or superseded by individual appropriation acts. In fiscal years 2016 and 2020, the Commonwealth temporarily suspended the requirement to transfer capital gains tax collections above the threshold to the Stabilization Fund, with all capital gains tax collections remaining in the General Fund. The fiscal 2025 budget allows for $375 million in capital gains tax revenue above the threshold to be retained in the General Fund to support expenditures, if necessary, rather than be deposited to the Stabilization Fund.

Each quarter, the Department of Revenue certifies the amount of tax revenues estimated to have been collected during the preceding quarter from capital gains income and, once the threshold has been exceeded, the excess is transferred to the Commonwealth Stabilization Fund. The final certification of capital gains tax revenues is done in November following the end of the fiscal year, but no adjustment is made to the Stabilization Fund transfers if the final amount of capital gains taxes certified differs from the amount certified in the preceding July.

State finance law requires the Comptroller to transfer 75% of the growth in unclaimed property net revenue relative to the prior year to the Stabilization Fund.

Gaming legislation enacted in 2011 also requires 10% of gaming tax revenues from Category 1 licensees to be transferred from the Gaming Revenue Fund to the Stabilization Fund, provided that such amount may be reduced by half to fund certain deficiencies in funds distributed to cities and towns.

Commencing in fiscal 2024, the allowable Stabilization Fund balance at fiscal year-end is 25.5% of total budgeted revenues for the immediately preceding year. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund.

On September 24, 2024, the Governor signed into law “An Act to Provide for Competitiveness and Infrastructure in Massachusetts” that provides for the use of interest earnings from the Stabilization Fund to fund a Commonwealth Federal Matching and Debt Reduction Fund that supports state match contributions for the purposes of competing for federal discretionary grant opportunities, as well as other capital related expenditures. Interest can only be transferred out of the Stabilization Fund if (i) the balance of the Stabilization Fund for the most recently ended fiscal year increased over the balance of the Stabilization Fund at the close of the immediately preceding fiscal year as certified by the Comptroller, and (ii) the balance of the Stabilization Fund exceeds ten percent of budgeted revenues for all budgeted funds for the preceding fiscal year. The legislation permits funds to be obligated until December 1, 2026.

LONG-TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Commonwealth Debt. The State Treasurer is statutorily responsible for the borrowing needs of the Commonwealth, including short-term cash flow needs and long-term borrowing needs for the capital budget. Borrowing is accomplished through the sale of short-term notes and long-term bonds. The Commonwealth is authorized to issue three types of direct debt – general obligation debt, special obligation debt and federal grant anticipation notes (“GANs”). General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as general obligation contract assistance liabilities or contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for (i) payments by the Commonwealth to the Massachusetts Clean Water Trust (the “Trust”), the Massachusetts Department of Transportation (“MassDOT”) and the Massachusetts Development Finance Agency (“MassDevelopment”) that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds and (ii) payments from the Social Innovation Financing Trust Fund on “pay for success” contracts, as described below. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority, regional transit authorities, and the higher education building authorities. The Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to fund debt service, solely from moneys otherwise appropriated for the affected institution, owed by certain community colleges and State universities on bonds issued by the former Massachusetts Health and Educational Facilities Authority (now the Massachusetts Development Finance Agency) and the Massachusetts State College Building Authority.

Statutory Limit on Direct Debt. Since December, 1989, State finance law has included a limit on the amount of outstanding “direct” bonds of the Commonwealth. For fiscal 2012, the debt limit was $18.944 billion under the statute in place during fiscal 2012. Effective January 1, 2013, state finance law was amended to (i) specify that the debt limit be calculated for fiscal years starting in fiscal 2013 using a fiscal 2012 base value of $17.070 billion and increasing the limit for each subsequent fiscal year to 105% of the previous fiscal year’s limit and (ii) change the statutory definition of outstanding debt from net proceeds (the principal amount of outstanding bonds including the amount of any premium and was measured net of any discount, costs of issuance and other financing costs) to principal outstanding, a change that brings the outstanding debt definition in conformance with GAAP. Based on this calculation, the statutory limit on ‘direct” bonds during fiscal 2025 is $32.188 billion.

The debt limit law provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October, 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority (“MSBA”), bonds issued to finance the Commonwealth’s Accelerated Bridge Program (“ABP”) and Rail Enhancement Program (“REP”) and bonds issued with respect to the unemployment insurance trust fund.

General Obligation Debt. As of March 31, 2025, the Commonwealth had $28.5 billion in general obligation bonds outstanding, of which $28.2 billion, or 99.1%, was fixed rate debt and $256.0 million, or 0.9%, was variable rate debt. As of March 31, 2025, $24.6 billion, or 86. 6%, of the Commonwealth’s general obligation debt was tax-exempt and $3.8 billion, or 13. 4%, was taxable. On May 7, 2025, the Commonwealth issued its General Obligation Bonds, Consolidated Loan of 2025, Series A in a principal amount of $700.0 million and its General Obligation Refunding Bonds, 2025 Series A in a principal amount of $395.4 million; the debt service on the aforementioned bonds and the impact of the refunding is not reflected in the numbers herein.

For the purpose of reporting general obligation debt outstanding and variable rate debt outstanding, future compounded interest on the Commonwealth’s variable rate “U. Plan” College Opportunity Bonds (“COBS”), as discussed in greater detail below, is included as debt outstanding. Any outstanding bond anticipation notes, or revenue anticipation notes, as more fully described below, are not reported in general obligation debt outstanding calculations.

The Commonwealth’s outstanding general obligation variable rate debt as of March 31, 2025, consists of a $100.0 million direct purchase agreement indexed to SIFMA and college opportunity bonds (COBs). The outstanding $ 156.0 million of COBs ($80.6 million of original principal and including a discount equal to $75.4 million) were sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority (“MEFA”), which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%. This debt is held directly by MEFA and has no secondary market.

The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Fixed-rate revenue anticipation notes (RANs) may be issued by the State Treasurer annually in anticipation of revenue receipts for the same fiscal year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances, special obligation bonds. As of March 31, 2025, the Commonwealth did not have any RANs outstanding. The Commonwealth does not currently anticipate issuing RANs for fiscal year 2025 or fiscal year 2026.

Special Obligation Debt

Commonwealth Transportation Fund. Section 2O of Chapter 29 of the General Laws, as amended, authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues which are accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicles fees. In addition, a portion of the Commonwealth’s receipts from the sales tax is dedicated to the Commonwealth Transportation Fund, as is the underground storage tank petroleum cleanup fee to the extent it exceeds $30 million, and State finance law currently provides for a series of substantial transfers from the General Fund to the Commonwealth Transportation Fund through fiscal 2020; none of the sales tax receipts or General Fund transfers has been pledged to secure Commonwealth special obligation bonds.

Pursuant to Chapter 233 of the Acts of 2008, as it may be amended from time to time (the Accelerated Bridge Program Act), the Commonwealth commenced a program in 2010 to finance the accelerated capital improvements of bridges and related infrastructure. The Accelerated Bridge Program Act authorized the aggregate issuance of $2.984 billion of special obligation bonds secured by revenues in the Commonwealth Transportation Fund (“CTF Bonds”) and federal highway grant anticipation notices (“GANs”) to finance the design, construction, reconstruction, and repair of or improvements to bridges and approaches. As of March 31, 2025, the Commonwealth has financed $3.0 billion of projects for the Accelerated Bridge Program with $1.9 billion from CTF Bonds and $1.1 billion from GANs.

The GANs are secured by reimbursements received or to be received by the Commonwealth, acting through MassDOT, from the federal government pursuant to the federal-aid highway program. Additionally, the GANs are secured by a back-up pledge of net amounts in the Commonwealth Transportation Fund after application of such amounts in accordance with the trust agreement securing the CTF Bonds. The Commonwealth has and expects to continue to pay interest on the GANs supporting the ABP from State appropriations. As of March 31, 2025, $255.8 million of GANs were outstanding. Section 20 of Chapter 79 of the Acts of 2014 authorized the issuance of up to $6.7 billion in general obligation debt, special obligation debt, or a combination of both, for the purpose of funding significant rail improvement projects of MassDOT, for the benefit of the MBTA and for other Rail Enhancement Program (REP) projects.

Chapter 383 of the Acts of 2020 (“Transportation Bond Bill” or Chapter 383), as amended, authorized approximately $16.3 billion of total capital authorization to improve the Commonwealth’s transportation infrastructure. Chapter 383 provides substantial flexibility for borrowing to be issued as either general obligation bonds or special obligation bonds, depending on market conditions and the most effective borrowing strategies for the Commonwealth. Included in the $16.3 billion total authorization is $5.1 billion to support the MBTA, which is proposed as CTF Bonds, although such authorization also is eligible to be issued as general obligation bonds. Also included is authorization for $1.3 billion of GANs to fund repairs, rehabilitation or replacement of the Commonwealth’s bridges, helping to achieve long-term bridge condition targets. An additional $5.5 billion is authorized for highway, rail and transit, planning and multi-modal transportation, aeronautics safety and modernization, transportation IT, and grant programs and local projects, and is eligible to be issued as either general obligation bonds or special obligation bonds. The remaining authorization includes $4.4 billion for federally aided highway projects, with $880.0 million eligible to be issued as either general obligation or special obligation bonds.

As of March 31, 2025, the Commonwealth had outstanding approximately $4.1 billion of CTF Bonds, which are secured by a pledge of registry fees and a specified portion of the motor fuels excise tax, $1.6 billion of which have been issued in support of the ABP and $2.5 billion of which have been issued in support of the REP. In October 2024, the Commonwealth issued $275.0 million of CTF Bonds primarily in support of the REP.

On August 10, 2022, “An Act Relative to Massachusetts’ Transportation Resources and Climate” (“MassTRAC”) was signed into law. MassTRAC authorizes a total of approximately $11.4 billion of expenditures to support significant investments in the Commonwealth’s roads, bridges, railways, transit agencies, and environmental infrastructure, including investments made possible by the federal Bipartisan Infrastructure Law (the “BIL”) enacted in November 2021. MassTRAC allows MassDOT, the MBTA, and the Executive Office of Energy and Environmental Affairs to continue work supported by recent transportation and environmental bond bills, while also allowing the Commonwealth to take advantage of the historic increase in federal funding provided in the BIL. MassTRAC includes approximately $6.3 billion in authorization to support the Commonwealth’s core programs for highway, rail, transit, aeronautics, planning and shared services, and energy and environmental affairs. This authorization does not factor in anticipated federal reimbursements, which would reduce the amount of bonds needed to fund planned projects. MassTRAC also includes $3.5 billion to support the pursuit of federal discretionary and competitive grant program funding, as well as $400.0 million in authorization to support capital projects that improve safety of the MBTA’s transit assets and address findings identified during the Federal Transit Administration’s safety management inspection of the MBTA, $275.0 million in authorization for investments in the East-West passenger rail project, and $920.9 million in authorization for various local and regional transportation projects. As with Chapter 383 described above, all of the bonds authorized in MassTRAC may be issued as either general obligation bonds or special obligation bonds, depending on the market conditions and the most effective borrowing strategies for the Commonwealth. The actual spending that will occur under these or any other bond authorizations will be limited by the Commonwealth’s rolling five-year capital plan.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorized $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million), and the Worcester Convention Center ($19 million). As of March 31, 2025, the only bonds outstanding pursuant to such authorization are certain special obligation bonds issued in 2005 (the “Series 2005 Bonds”) currently outstanding in the amount of $366.6 million. The bonds are payable from moneys credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. As of March 31, 2025, the balance of the trustee-held Convention Center Revenue Fund available for debt service was $658.0 million and as of March 31, 2025 retained earnings in the Convention Center Fund was $549.2 million. The trust agreement for the Series 2005 Bonds requires a capital reserve fund to be maintained at an amount equal to the lesser of 10% of outstanding principal amount of the bonds, 125% of average annual debt service or maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). As of March 31, 2025, the balance of the Capital Reserve Fund was $60.0 million.

On July 29, 2014, the Governor approved legislation authorizing the Commonwealth to issue an additional $1.1 billion in special obligation bonds to finance an expansion of the convention center in Boston, to finance costs of issuance and fund a debt service reserve fund. Such bonds would be secured by and payable from the Convention Center Fund, with the State Treasurer and Secretary of Administration and Finance having the authority to pledge additional State hotel/motel room occupancy excises to the new bonds.

Special Contribution Unemployment Compensation Trust Fund. Chapter 9 of the Acts of 2021, as amended, authorizes the Commonwealth to issue special obligation bonds secured by special assessments on private contributory employers for the purposes of repaying the federal advances made to the Commonwealth’s account within the Unemployment Insurance Trust Fund (UITF) for fiscal years 2020 to 2025 and reducing the amount of or avoiding the need to obtain additional federal advances. On August 30, 2022, the Commonwealth issued $2.7 billion of special obligation bonds and as of March 31, 2025, $1.4 billion were outstanding. Proceeds of the bonds were used to repay the outstanding federal advances, including interest thereon, make a deposit into the Commonwealth’s account within the UITF, and pay costs of issuance.

Build America Bonds

The Commonwealth has issued bonds in the form of Build America Bonds (“BABs”) and as Recovery Zone Economic Development Bonds (“RZEDBs”). BABs and RZEDBs were authorized under the federal American Recovery and Reinvestment Act of 2009 (“ARRA”). Pursuant to ARRA, the Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35% of interest payable on the BABs and 45% of the interest payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. Commencing in federal fiscal year 2016, such payments were subject to sequestration reduction and the United States Treasury Department of Treasury has projected that such payments during fiscal year 2021 through fiscal year 2030 will be reduced by 5.7% as a result of sequestration. The sequestration may be subject to change if a law is enacted that modifies or amends the current sequestration reduction. Such interest subsidy payments could become subject to a much larger sequestration reduction, and potentially be eliminated altogether, under the Statutory Pay-As-You-Go Act of 2010 (the “PAYGO Act”), which is designed to limit federal deficit spending. Since the enactment of the PAYGO Act, the U.S. Congress has consistently acted to prevent its implementation, but there can be no assurance that it will continue to do so.

Beginning in fiscal 2012, federal interest subsidy payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund and used, without further legislative appropriation, to pay debt service on the related BABs and RZEDBs. The Commonwealth is obligated to make payments of principal and interest on the BABs and RZEDBs whether or not it receives interest subsidy payments. As of March 31, 2025, $1.7 billion of the Commonwealth’s outstanding general obligation debt was comprised of BABs, $398.4 million of the outstanding CTF Bonds consisted of BABs, and $156.4 million of the outstanding CTF Bonds consisted of RZEDBs.

Liquidity Facilities

The Commonwealth has a line of credit in the aggregate principal amount of $500 million from a syndicate of banks, which line of credit is available to be drawn for cash flow purposes. The line of credit has an interest rate index based on SOFR and expires on May 1, 2026. As of March 31, 2025, no amount was outstanding under the line of credit.

Direct Purchase Agreements

As of March 31, 2025, the Commonwealth has one series of variable rate bonds that have been directly purchased by a commercial banking institution. The General Obligation Bonds, Consolidated Loan of 2016 (Multi-Modal Bonds), Series B are outstanding in the principal amount of $100 million, which has a mandatory tender date of April 1, 2026.

General Obligation Contract Assistance Liabilities

Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to MassDOT, as successor to the Turnpike Authority, which are capped at $25 million annually and extend until June 30, 2050, which is the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s Central Artery/Ted Williams Tunnel Project to MassDOT. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance, which provides for the payment by the Commonwealth to MassDOT, as successor to the Turnpike Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

Massachusetts Clean Water Trust. The Massachusetts Clean Water Trust (the Trust) manages the Commonwealth’s State revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to provide low-interest loans and grants to cities, towns, and water utilities to help Massachusetts communities build or replace water quality infrastructure that enhances ground and surface water resources, ensures the safety of drinking water, protects public health, and develops resilient communities. Under State law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. Most of the Trust’s loans are subsidized to a 2% interest rate set by statute. Other loans made by the Trust may bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s programs may not exceed $138 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its full faith and credit are pledged. As of March 31, 2025, the Trust had approximately $2.4 billion of bonds outstanding .

Massachusetts Development Finance Agency. Under the infrastructure investment incentive act (sections 5 to 12 of Chapter 293 of the Acts of 2006, as amended to date), known as “I-Cubed,” up to $600 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that are secured by and payable from contract assistance from the Commonwealth. The obligation of the Commonwealth to pay contract assistance is a general obligation of the Commonwealth. Until a related new private development is completed and occupied, the developer’s property is assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds and is applied to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality is required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new State tax revenues generated from the related private development. The bonds are secured by a pledge of the agreement among the Commonwealth, MassDevelopment, the municipality and the developer (the “IDAA”) and the rights of MassDevelopment to receive contract assistance from the Commonwealth. Each IDAA requires that a reserve fund be established for the bonds in an amount equal to or greater than twice the maximum annual debt service on the bonds allocable to the related assessment parcel. Once the cumulative new state tax revenues with respect to a project equal or exceed the net debt service on the bonds allocable to such project, the municipality and the developer will not have any further obligation to provide local infrastructure development assistance or to pay infrastructure assessments with respect to any of the debt service on such bonds that first becomes due and payable thereafter. Pursuant to this program, MassDevelopment has issued I-Cubed bonds to finance and refinance infrastructure projects associated with the Fan Pier development in Boston, the Assembly Row project in Somerville, the Chestnut Hill Square project in Newton, the Boston Landing project in Boston, the Van Ness project in Boston, the University Station project in Westwood, the North Point project in Cambridge and the Hub on Causeway project in Boston. As of March 31, 2025, total “I-Cubed” bonds were outstanding in the amount of approximately $170.9 million.

Legislation approved by the Governor on August 8, 2008 included an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds issued by MassDevelopment to finance the parkway are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. As of March 31, 2025, approximately $18.7 million of such bonds were outstanding.

Long-Term Operating Leases and Capital Leases

The Commonwealth has entered into various right to use leases for land, buildings, and equipment, infrastructure, facilities, and improvements. These agreements contain provisions indicating that continuation is subject to appropriation by the Legislature. One of the lease agreements calls for both fixed and variable (based on changes in index rates) payments; the latter of which are not included in the initial measurement of the lease liability. These variable payments totaled $3 million and were recognized as expense during the year ended June 30, 2024.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of March 14, 2025, all remaining outstanding prior bonds have been economically defeased from funds provided by the Commonwealth.

Massachusetts Development Finance Agency. Under legislation approved in 2010 and amended in 2011, MassDevelopment is authorized to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds. The legislation provides that MassDevelopment is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued. Any project to be financed by such bonds must be approved by the Secretary of Health and Human Services, and any loan to a community hospital or community health center (and the issuance and terms of the related bonds) must be approved by the Secretary of Administration and Finance. If any such institution defaults on a loan, any moneys in the custody of the Commonwealth that are payable to the institution may be withheld by the Commonwealth and used to pay debt service or to replenish the applicable capital reserve fund. If, following a Commonwealth transfer to replenish a capital reserve fund, the applicable institution fails to reimburse the Commonwealth within six months, the Commonwealth may withhold funds payable to the institution, and all contracts issued by the Group Insurance Commission (“GIC”), the Commonwealth Health Insurance Connector Authority and MassHealth, to a third party for the purposes of providing health care insurance paid for by the Commonwealth are to provide that the third party is to withhold payments to the institution and transfer the withheld amounts to the Commonwealth. No bonds have ever been issued pursuant to this legislation.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger and vehicle ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Steamship Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Steamship Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority. The Steamship Authority is currently self-supporting, requiring no net cost of service or contract assistance payments. As of March 31, 2025, the Steamship Authority had approximately $72.6 million of bonds outstanding. On May 27, 2025, the Steamship Authority issued an additional $20.0 million bonds. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

Regional Transit Authorities. The Commonwealth has 15 Regional Transit Authorities (“RTAs”) that provide fixed route and paratransit service in communities across the State. The RTAs were established by legislation, and are funded by rider fares, advertising, assessments to the local governments served by an RTA, federal grants and State assistance. An RTA may issue revenue anticipation notes to be repaid from Federal Transit Administration operating subsidies, net cost of service payments from the Commonwealth, which are included in the Commonwealth’s annual budget, and local government assessments. Commonwealth support of the revenue anticipation notes of an RTA includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide an RTA with funds sufficient to meet the principal of and interest on its notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to such RTA and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of RTA (current expenses, including debt service, minus current income). The Commonwealth assesses each of the cities and towns within the applicable RTA service area for a portion of the net cost of service. The obligations to the RTAs are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority. This authority, created to assist the University of Massachusetts, is permitted by its enabling act to have outstanding up to $200 million in Commonwealth-guaranteed debt. The Commonwealth’s guaranty of principal and interest is a general obligation of the Commonwealth for which its full faith and credit are pledged. In addition to such guaranty, certain revenues of the Building Authority, including dormitory rental income and student fees, are pledged to pay the Building Authority’s bonds. As of March 31, 2025, the Building Authority has no Commonwealth-guaranteed debt outstanding.

Authorized and Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized and unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized and unissued debt.

Authorized and unissued debt is measured in accordance with the statutory basis of accounting, which is different from GAAP. Only the net proceeds of bonds issued (exclusive of underwriters’ discount, costs of issuance and other financing costs) are deducted from the amount of authorized and unissued debt. Therefore, the change in authorized and unissued debt at the end of any fiscal year is not intended to correlate to the change in the principal amount of debt outstanding as measured and reported in conformity with GAAP.

The Legislature has enacted various bond authorizations to fund the Commonwealth’s capital investment plan. Capital spending and subsequent debt issuance is constrained by the debt affordability policy and the statutory debt limit and will be published annually in the five-year capital investment plan.

COMMONWEALTH EXPENDITURES

This section contains a description of the major categories of Commonwealth expenditures. All amounts and percentages for fiscal 2025 are projected.

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The fiscal 2025 budget provides $8.244 billion of State-funded direct and indirect local aid to municipalities.

A large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula designed to ensure that each district reaches at least a minimum level of “foundation” spending per public education pupil. The fiscal 2025 budget includes State funding for so-called “Chapter 70” public education aid of $6.895 billion.

The other major component of direct local aid is unrestricted general governmental aid, which provides unrestricted funds for municipal use. The fiscal 2025 budget provides for $1.309 billion in unrestricted general government aid.

Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1⁄2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1⁄2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1⁄2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special municipal election. Between fiscal 1981 and fiscal 2025, the aggregate property tax levy across all cities and towns grew from $3.347 billion to $22.847 billion, a compound annual growth rate of 4. 46%.

Medicaid and the Health Connector

Many of the Commonwealth’s healthcare programs and expenditures are governed by the federal Affordable Care Act (“ACA”), which has been and continues to be the subject of certain legal challenges. In December 2017, Congress eliminated the financial penalty under the ACA’s individual shared responsibility provision, otherwise known as the individual mandate. Since the initial enactment of the ACA, Congress has enacted multiple pieces of legislation that both deferred the commencement and accelerated the full implementation of reductions in federal reimbursement for hospitals that treat a disproportionate number of Medicaid recipients. To date, such actions have not had or are not expected to have a material adverse impact on the Commonwealth and its health care programs. While it is not possible to predict with any certainty whether or when any other provisions of the ACA may be, in whole or in part, modified, repealed, or withdrawn, any such actions could have a material adverse effect on the Commonwealth’s healthcare programs and expenditures. Accordingly, the following discussion should be read with the understanding that significant additional changes could occur in the near future and beyond with respect to many of the programs discussed.

MassHealth. The Commonwealth’s Medicaid program, called MassHealth, provides health care to over two million low-income children and families, low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services (“EOHHS”), receives federal reimbursement on most of its expenditures. The Children’s Health Insurance Program (“CHIP”) is currently authorized through federal fiscal 2029, with a federal matching rate of 65%. Under the ACA, MassHealth receives enhanced federal reimbursement for spending on an expanded population, comprising a new adult group (generally, childless adults with incomes under 133% of the federal poverty limit (“FPL”)). The federal reimbursement rate for this group is 90% for calendar 2020 and beyond. In response to the COVID-19 pandemic, the Families First Act established a 6.2% increase to the matching rate effective January 1, 2020 through March 31, 2023. The increase to the matching rate declined incrementally in each subsequent quarter of calendar year 2023, and was eliminated effective December 31, 2023. The increase did not apply to expenditures for the ACA expansion population and was contingent on several factors, including, but not limited to, elimination of member cost-sharing for all COVID-19 related testing and treatment, and a maintenance-of-effort requirement on eligibility standards that ended on April 1, 2023. Following the end of the maintenance-of-effort requirement , MassHealth began an effort to redetermine eligibility for its members.

Estimated fiscal 2025 spending includes $20.8 billion in funding for non-administrative spending for the MassHealth program. The $22.8 billion includes $21.8 billion in programmatic spending and approximately $989.7 million to support supplemental payments to providers. The reported spending levels do not include estimated spending from the American Rescue Plan Home and Community-Based Services (“HCBS”) reserve.

Commonwealth Health Insurance Connector Authority. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority (“Health Connector”). The Health Connector is governed by a board, of which the Secretary of Health and Human Services is the chairperson and the Secretary of Administration and Finance is also a member, each ex officio. The Health Connector and its programs are supported by the Commonwealth Care Trust Fund (“CCTF”), which is supported by dedicated revenue sources, as well as insurance carrier administrative fees. The Health Connector is also responsible for policy development relative to the Affordability Schedule and Minimum Credible Coverage rules and public education and outreach, including the ACA-required Navigator program.

The Health Connector administers the Commonwealth’s Health Insurance Marketplace under the ACA. As the Commonwealth’s Marketplace, the Health Connector offers qualified health plans to individuals and small businesses. Qualifying individuals can be eligible for federal tax credits to lower their health insurance premiums, and certain small businesses shopping through the Marketplace can access federal small business health care tax credits for up to two years. Individuals with incomes between 133% and 300% FPL, as well as certain lawfully present immigrants with incomes between 0% and 300% FPL, have access to additional State and federal subsidies through a program called ConnectorCare. The State provides additional State subsidies via ConnectorCare to ensure that the premiums and point-of-service cost sharing for certain low-income members, after factoring in federal subsidies, are similar to what was available through the State’s pre-ACA Commonwealth Care program.

The fiscal 2024 state budget expanded the income limits of ConnectorCare from 300% FPL to 500% FPL. This is a two-year pilot program, beginning for calendar 2024 plans and continuing through calendar 2025. Total Health Connector gross spending in fiscal 2024 from the CCTF is estimated to have been $ 201.7. Net of federal revenue, fiscal 2024 expenditures are estimated to be $142 million, an increase of $48.8 million compared to fiscal 2023. This increase is primarily driven by the ConnectorCare pilot program. The fiscal 2025 budget for the Health Connector reflects $355 million in gross spending from the CCTF. Net of federal revenue, fiscal 2025 expenditures are estimated to be $216.7 million, an increase of $74.7 million compared to fiscal 2024. This increase is driven by the ConnectorCare pilot program, as well as increases in membership. The fiscal 2025 budget for the Health Connector is expected to be fully funded from dedicated revenues and the existing balance to be rolled forward in the CCTF.

Federal 1115 MassHealth Demonstration Waiver. Section 1115 of the Social Security Act gives the U.S. Secretary of Health and Human Services authority to waive provisions of major health and welfare programs, including certain Medicaid requirements, and to allow a state to use federal Medicaid funds in ways that are not otherwise allowed under federal rules. The Commonwealth’s 1115 waiver was renewed on September 28, 2022. This waiver extension, authorized from October 1, 2022 through December 31, 2027, is a $67.2 billion agreement that continues the progress of the prior 1115 Demonstration in restructuring the MassHealth program, while making improvements based on experience with the program. The 1115 waiver extension authorizes a $350 million per year health equity initiative for ACO-participating hospitals and an additional $90 million for Cambridge Health Alliance to measure and reduce health care disparities and preserves and maintains the stability of the Safety Net Care Pool (“SNCP”) for the full five years of the waiver period with a $5.6 billion authorization. The SNCP renews authority for the Health Safety Net program, which makes payments to hospitals and community health centers for providing certain health care services to their low-income patients who are not eligible for health insurance or cannot afford it. Nine additional hospitals have become eligible for Safety Net Provider Payments in the waiver extension, which will increase from $174 million to $299 million.

On June 25, 2024, Centers for Medicare and Medicaid Services approved Commonwealth’s request for an amendment to the existing 1115 waiver, which provides for additional expenditure authority for certain existing State programs that serve low income and vulnerable populations in the Commonwealth, including marketplace subsidies expansion, short term post-hospitalization housing, social service integration and health care coverage for qualified individuals released from certain institutions.

Health Care Cost Containment. The Center for Health Information and Analysis (“CHIA”) is an independent State agency, funded through an industry assessment, to monitor the Massachusetts health care system through data collection and research and to release reliable information and meaningful analysis to a wide variety of audiences.

The Health Policy Commission (“HPC”) is an independent agency within, but not subject to the control of, the Executive Office for Administration and Finance. The HPC’s mission is to advance a more transparent, accountable, and innovative health care system through independent policy leadership and investment programs, to achieve better health and better care at a lower cost across the Commonwealth. Beginning in fiscal 2017, the HPC is funded through an annual assessment on the health care industry, similar to CHIA’s assessment.

Each year, the HPC, in collaboration with CHIA, releases a report on the Commonwealth’s performance under the benchmark. The 2024 Cost Trends Report provides that total health care expenditures per capita in the Commonwealth increased from 2021 to 2022 by 5.8%, compared to a 9% increase from 2010 to 2021.

As required by statute, the health care cost growth benchmark was equal to Potential Gross State Product (“PGSP”), or 3.6%, for calendar 2013 to 2017. By statute, the health care cost growth benchmark for calendar 2018 through 2022 was equal to the growth rate of PGSP minus 0.5%, and for calendar 2023 and thereafter, is equal to the growth rate of PGSP. However, the HPC and the Legislature have some ability to change those growth targets.

Other Health and Human Services

Office of Health Services. The Office of Health Services encompasses programs and services from the Department of Public Health (“DPH”) and the Department of Mental Health. Its goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self-sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services.

Office of Children, Youth and Family Services. The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Children and Families (“DCF”), the Department of Youth Services, the Department of Transitional Assistance (“DTA”), and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient.

The Department of Children and Families (“DCF”) is charged with protecting children from abuse and neglect, and in partnership with families and communities, ensuring that children are able to grow and thrive in a safe and nurturing environment. DCF serves approximately 44,000 children at any given time, primarily children through age 18, and youth ages 18-22 who are transitioning from DCF custody to independent living. DCF is currently undergoing an agency improvement initiative to implement new programmatic policies, review agency management structure, and strengthen workforce capacity.

Through the Department of Transitional Assistance (“DTA”), the Commonwealth funds three major programs of public assistance for eligible State residents: Transitional Aid to Families with Dependent Children; Emergency Aid to the Elderly, Disabled and Children; and the State Supplemental Program for individuals enrolled in the federal Supplemental Security Income program. In addition, DTA is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program and SUN Bucks (formerly known as Summer EBT), as well as the state funded Healthy Incentives Program and other smaller programs that assist DTA clients with completing their education, gaining career skills and finding employment.

Disabilities and Community Services. Programs and services provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind and the Department of Developmental Services assist some of the most disadvantaged residents of the Commonwealth. These agencies provide assistance to this population and create public awareness in the citizens of the Commonwealth, as well as promote inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

Executive Office of Elder Affairs. The Executive Office of Elder Affairs provides a variety of services and programs to eligible seniors and their families. The office administers supportive and congregate housing programs, regulates assisted living residences, and provides home care and caregiver support services and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Executive Office of Elder Affairs also administers a State-supported prescription drug program for seniors.

Executive Office of Veterans’ Services. The Executive Office of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Executive Office of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides approximately 26,000 veterans, veterans’ spouses and parents with annuity and benefit payments. The Executive Office also oversees the Chelsea Soldiers’ Home and the Holyoke Soldiers’ Home, State-owned facilities providing long-term health care and domiciliary services to veterans.

Education

Executive Office of Education. The Executive Office of Education includes the Department of Early Education and Care (“EEC”), the Department of Elementary and Secondary Education (“DESE”) (previously the Department of Education), and the Department of Higher Education (previously the Board of Higher Education). The Secretary of Education serves on the board of each department as well as the board of the University of Massachusetts. The office is committed to advancing actions and initiatives that will improve achievement for all students, close persistent achievement gaps, and create a 21st century public education system that prepares students for higher education, work and life in a world economy and global society.

Department of Early Education and Care. The Department of Early Education and Care (“EEC”) is the agency responsible for all early education and care services and funding in the Commonwealth, including licensing and oversight of and technical assistance to programs for infants, toddlers, preschoolers, and school age children during out-of-school time; group homes; foster care and adoption placement agencies; and residential schools for children with special needs. EEC also oversees community-based family engagement networks that provide literacy and other developmental activities for children and parents in libraries and adult education centers. Historically, EEC licenses approximately 9,000 child care programs, residential facilities, and foster care/adoption placement agencies that have the capacity to serve an estimated 230,000 children. EEC supports an average of approximately 53,000 children from low-income or at-risk families to attend family or group child care programs, including referrals from the Commonwealth’s Department of Children and Families and Department of Transitional Assistance.

Department of Elementary and Secondary Education. The Department of Elementary and Secondary Education (“DESE”) serves the student population from kindergarten through 12th grade by providing support for students, educators, schools and districts and by providing State leadership for elementary, secondary, vocational-technical, and adult basic education. There are approximately 400 operating school districts in the Commonwealth, serving approximately 910,000 students. DESE is governed by the Board of Elementary and Secondary Education, which includes 11 members. The Board of Elementary and Secondary Education nominates, and the Secretary of Education appoints, a Commissioner of Elementary and Secondary Education, who is responsible for carrying out the policies established by the Board.

Department of Higher Education. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine State universities and 15 community colleges. The higher education system is coordinated by the Department of Higher Education, which is governed by the Board of Higher Education. Each institution of higher education is governed by a separate board of trustees; the University of Massachusetts has one board that governs its five campuses. The Board of Higher Education appoints, subject to the approval of the Secretary of Education, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each higher education institution consist primarily of State appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education for the State universities and community colleges; certain tuition received by these institutions is remitted to the State Treasurer, while the institution may retain certain tuition, including tuition received from out-of-state students and tuition from self-supporting programs, such as colleges of continuing education and evening schools. The University of Massachusetts board of trustees has the authority to set and retain tuition for its campuses. The Massachusetts College of Art and Design and the Massachusetts Maritime Academy also have authority to retain the tuition received from their respective students.

The board of trustees of each higher education institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Public Safety

Eleven State agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 16 correctional facilities and centers across the Commonwealth. Other public safety agencies include the State Police, the Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner, and five other public safety related agencies.

Energy and Environmental Affairs

The Executive Office of Energy and Environmental Affairs is responsible for policy development, environmental law enforcement services, and oversight of agencies and programs. Six State agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates public parkland, recreational facilities, watersheds and forests across the Commonwealth. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs, the Department of Environmental Protection (“DEP”), responsible for clean air, water, recycling and environmental remediation programs, and the Department of Fish and Game, responsible for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, responsible for oversight of electric, gas, water and transportation utilities, and the Department of Energy Resources, responsible for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal grant anticipation notes issued by the Commonwealth.

Employee Benefits

Group Insurance. The Group Insurance Commission (“GIC”) provides health insurance benefits to more than 412,000 people, including State and participating municipalities’ employees, retirees, their spouses and dependents, and certain retired municipal teachers, their spouses and dependents. State employee contributions are currently based on date of hire; employees hired on or before June 30, 2003 contribute 20% of total premium costs, and employees hired after June 30, 2003 contribute 25% of total premium costs. Similarly, State retirees contribute either 10%, 15% or 20% of total premium costs, depending on their retirement date. The GIC also provides health insurance benefits for the employees and retirees of participating municipalities; the municipalities reimburse the State for their enrollees’ premium costs. The contribution ratio(s) for municipal enrollees is set through a collective bargaining process within each community. As of July 1, 2024, the GIC provides health insurance to employees and retirees of 54 municipal entities: 11 cities, 27 towns, and 16 other governmental entities, including regional school districts, union and non-union educational collaboratives, charter schools, and regional planning councils.

The fiscal 2025 budget includes GIC appropriations totaling $2.184 billion, approximately $712.7 million of which is offset by municipal revenue, $260.4 million of which is offset by non-State agency revenue to reimburse the State for providing health insurance benefits to the participating governmental units, including municipalities . In addition, the fiscal 2025 budget authorizes transfers of up to $550 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for current State retirees and their dependents.

There are no significant changes to benefits in fiscal 2025. The average fiscal 2025 premium rates for GIC State and municipal members increased 8.5% (9.5% non-Medicare and 4.1% Medicare) percent over the aggregate premium rates in effect in fiscal 2024.

Pensions. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the State.

Other Post-Employment Benefit Obligations (OPEB). The Commonwealth is required under State law to provide certain health care and life insurance benefits for retired employees of the Commonwealth and certain other governmental agencies.

The fiscal 2025 budget is consistent with the requirements of Government Accounting Standards Board (“GASB”) Statements No. 45 and No. 75, that spending for current retirees be accounted for separately, and that deposits towards the Commonwealth’s non-pension retiree liability be made into an irrevocable trust.

Other Program Expenditures

The remaining expenditures on other programs and services for State government include constitutional officers, the judiciary and district attorneys, sheriffs, the Executive Office for Administration and Finance, the Executive Office of Economic Development, the Executive Office of Technology Services and Security (“EOTSS”), and various other programs.

Pension and Other Post-Employment Benefit (OPEB) Funding

Retirement Systems

Almost all non-federal public employees in the Commonwealth participate in defined-benefit pension plans administered pursuant to State law by 104 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the State employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the Boston Retirement System (“BRS”) but whose pensions are also the responsibility of the Commonwealth). The Commonwealth is also responsible for cost-of-living adjustments (“COLAs”) granted by local systems from 1981 to 1996.

The members of the retirement system do not participate in the Social Security System. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 102 separate retirement systems and the Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Pension benefits for State employees are administered by the State Retirement Board, and pension benefits for teachers are administered by the Massachusetts Teachers’ Retirement Board. Investment of the assets of the State employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management Board (the “PRIM Board”). In the case of all other retirement systems, the retirement board for the respective system administers pension benefits and manages investment of assets. Retirement board members are required to complete 18 hours of training and to file annual statements of financial interest with the Public Employee Retirement Administration Commission (“PERAC”). Many such retirement boards invest their assets with the PRIM Board, and the PRIM Board may take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over the previous 10-year period. With very few exceptions, the members of these State and local retirement systems do not participate in the Social Security System.

The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth.

The MSERS is a cost sharing, multiple-employer defined-benefit public employee retirement system. The MTRS is a defined-benefit public employee retirement system managed by the Commonwealth on behalf of municipal teachers and municipal teacher retirees. The Commonwealth is a non-employer contributor and is responsible for all contributions and future benefits of the MTRS. Members become vested after 10 years of creditable service. For members who joined the system prior to April 2, 2012 superannuation retirement allowance may be received upon the completion of 20 years of service or upon reaching the age of 55 with 10 years of service. Normal retirement for those employees who were system members before April 2, 2012 occurs at age 65; for certain hazardous duty and public safety positions, normal retirement is at age 55. Most members who joined the system after April 1, 2012 cannot retire prior to age 60.

The Commonwealth’s retirement systems’ funding policies have been statutorily established. The Legislature has the authority to amend these policies. The annuity portion of the MSERS and the MTRS retirement allowance is funded by employees, who contribute a percentage of their regular compensation. Costs of administering the plan are funded out of plan assets. The policies provide for uniform benefit and contribution requirements for all contributory public employee retirement systems. These requirements generally provide for superannuation retirement allowance benefits up to a maximum of 80% of a member’s highest three-year average annual rate of regular compensation. For employees hired after April 1, 2012, retirement allowances are calculated on the basis of the last five years or any five consecutive years, whichever is greater in terms of compensation. Benefit payments are based upon a member’s age, length of creditable service and group creditable service, and group classification.

Boston teachers are not included in the membership data shown above for the MTRS. Legislation approved in May 2010 changed the methodology for the Commonwealth’s funding of pension benefits paid to Boston teachers. Prior to this change, the Commonwealth reimbursed the City of Boston for pension benefits paid to Boston teachers as certified by the Boston Retirement System (“BRS”). Those costs were funded one fiscal year in arrears. The cost of pension benefits of the other participants of the BRS is the responsibility of the City of Boston. The BRS is a cost-sharing multiple-employer pension system that is not administered by the Commonwealth and is not part of the reporting entity of the Commonwealth for accounting purposes. The 2010 legislation clarified that the Commonwealth is responsible for all employer contributions and future benefit requirements for Boston teachers that are members of the BRS. The Commonwealth’s actuarially determined contribution (or ADC, defined as a target or recommended contribution to a defined benefit pension plan for the reporting period, determined in conformity with Actuarial Standards of Practice) to the BRS for fiscal 2025 has been determined to be $261.1 million.

Subject to legislative approval, annual increases in cost-of-living allowances are provided in an amount equal to the lesser of 3% or the previous year’s percentage increase in the United States consumer price index on the first $13,000 of benefits for members of the MSERS and MTRS. The Legislature approved the 3 % cost-of-living-adjustment for fiscal 2025 for eligible participants of the MSERS and MTRS. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees. The cost-of-living adjustment for fiscal 2023 was a one-time increase to 5% of the $13,000 base for retirees of the MSERS and MTRS.

The MSERS and the MTRS, in conjunction with the Commonwealth, have evaluated whether certain of the statutes or practices governing the systems may have been in conflict with the exclusive benefit rule of Section 401(a)(2) of the Internal Revenue Code or other federal tax law requirements relating to operation of tax-exempt pension plans. The activities reviewed include (i) the statutorily directed funding of the budget for PERAC solely from the investment income accounts of MSERS and MTRS, (ii) the statutorily directed contributions made from the MSERS account in the Massachusetts Pension Reserves Investment Trust Fund (the “PRIT Fund”) to a separate optional retirement plan available to certain employees of the Commonwealth’s higher education system, (iii) the statutorily mandated reimbursements paid by the MSERS to local retirement systems for local cost-of-living allowances for certain participants of those systems, (iv) the deposit of reimbursement revenues received from local retirement systems to the Commonwealth’s General Fund rather than to the MTRS and MSERS accounts in the PRIT Fund, and (v) the deposit of federal grant fringe payments to the General Fund rather than to the MTRS and MSERS accounts in the PRIT Fund. The Commonwealth, PERAC, MSERS and the MTRS each engaged outside tax counsel to review these activities. On March 28, 2017, the Governor approved legislation to address prospectively certain aspects of the issues described above. Additional corrective legislation was approved as part of the Commonwealth’s General Appropriations Act for fiscal 2018, approved on July 17, 2017. The Executive Office for Administration and Finance submitted to the Internal Revenue Service for its consideration a request for a closing agreement in which the Commonwealth describes the activities listed above, explains the corrective actions already taken by legislation, and requests an affirmation that these activities do not adversely affect the tax qualification of the MSERS and MTRS in light of the corrections already made. The Internal Revenue Service issued an initial request for additional information on April 28, 2020 and a further request for additional information on June 23, 2020. The Commonwealth, the MSERS and MTRS submitted responses to such requests on June 3, 2020 and July 31, 2020, respectively. After further discussions with the IRS, on August 20, 2020, the Commonwealth withdrew its prior request for a closing agreement. This matter remains pending.

Employee Contributions. The MSERS and MTRS are partially funded by employee contributions of regular compensation: 5 percent for those hired before 1975, 7 percent for those hired from 1975 through 1983, 8 percent for those hired from 1984 through June 30, 1996 and 9 percent for those hired on or after July 1, 1996, plus an additional 2 percent of compensation above $30,000 per year for all those members hired starting on January 1, 1979 (except those MTRS employees contributing 11 percent). Employee contributions, for MTRS, are 11 percent for those hired on or after July 1, 2001. Legislation enacted in FY 2000 established an alternative superannuation retirement benefit program for teachers hired on or after July 1, 2001 (and others who opt in) with an 11 percent contribution requirement for a minimum of five years. The contribution rate will be reduced to 8 percent after 30 years of creditable service for most MTRS employees hired after April 1, 2012 and to 6 percent for most MSERS employees hired after that date. Employee contributions, for MSERS, are 12 percent of compensation for members of the State police hired in or after 1996.

Funding Schedule. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two State systems by making appropriations to pension reserves. Under current law such unfunded liability is required to be amortized to zero by June 30, 2040. The law also requires that the Secretary of Administration and Finance file a proposed funding schedule with the legislature every three years identifying the appropriations or transfers required to amortize the unfunded liability to zero, to meet the normal cost of all future benefits for which the Commonwealth is obligated and to meet any other component of the Commonwealth’s pension liability. Previously designated amounts can be adjusted based on a new funding schedule so long as the adjustments represent an increase in the scheduled amounts for those years. The law requires the funding schedule submitted by the Secretary to be based on actuarial valuation reports and requires the Secretary to provide the actuarial, economic and demographic assumptions upon which the reports are based. The funding schedule is filed with the House Committee on Ways and Means and is deemed approved if no action is taken by the committee within 45 days.

The most recent funding schedule for payments into the Commonwealth’s Pension Liability Fund was filed by the Secretary of Administration and Finance on January 13, 2023. The assumptions underlying the funding schedule include valuation of assets and liabilities as of January 1, 2022, an annual rate of return on assets of 7.0%, and appropriation increases of 9.63% per year through fiscal 2028 with the remaining unfunded actuarial liability amortized on a 4% annual increasing basis thereafter until fiscal 2036 (four years before the statutory requirement). The funding schedule also fully amortizes by fiscal 2027 the liabilities attributable to the early retirement incentive program approved by the Governor on May 4, 2015 (the “2025 ERI”). As part of Chapter 77 of the Acts of 2023, there was a transfer of $100 million to the commonwealth Pension Liability Fund. This transfer was to retire the liability associated with the 2015 ERI. The next funding schedule will be adopted in early 2026 and as a result of this additional transfer, it will not include a separate amortization of the 2015 ERI.

PRIT Fund Investments. The mission of the PRIM Board is to manage the PRIT Fund so as to ensure that pension assets are well invested so that current and future benefit obligations are adequately funded in a cost-effective manner. The PRIM Board therefore seeks to maximize the total return on investment, within acceptable levels of risk and cost for an approximately 65% funded public pension fund. Under current law and projections, by the year 2036 the PRIT Fund is expected to have grown, through annual payments in accordance with a legislatively approved funding schedule and through the total investment return of the fund, to an amount sufficient to meet the then existing pension obligations of the Commonwealth.

The PRIM Board recognizes that over the long-term, asset allocation is the single greatest contributor of return and risk to the PRIT Fund. The asset allocation plan adopted by the Board embodies its decisions about what proportions of the PRIT Fund are to be invested in global equity and fixed income securities, alternative investments such as real estate, private equity and portfolio completion strategies, and, where appropriate, the various sub-asset classes of each category. At reasonable intervals of not more than three to five years, the Board conducts a comprehensive review of its asset allocation plan and its underlying assumptions, including the Commonwealth’s current and projected pension assets and liabilities, long-term capital markets rate of return assumptions, and the Board’s risk tolerances. The comprehensive review identifies a reasonable time horizon and investment strategy for matching assets and liabilities, a fund-level total return target, and an optimal allocation among available asset classes and sub-asset classes. The Board examines the asset allocation plan annually and adjusts the plan as may be appropriate given the PRIT Fund’s long-term nature and objectives. The target rate of return is 7.0%, which matches the investment return assumption adopted by PERAC on March 12, 2025. The PRIM Board does not determine this target rate of return, but this target rate of return is a key input into the PRIM Board’s asset allocation decisions.

The actual asset allocation mix invariably deviates from the PRIT Fund’s allocation targets due to market movement, cash flows, and manager performance. Material deviations from the asset allocation targets can alter the expected return and risk of the PRIT Fund.

Other Post-Employment Benefit Obligations (OPEB). In addition to providing pension benefits, the Commonwealth is statutorily required to provide certain health care and life insurance benefits (“other post-employment benefits” or “OPEB”) for retired employees of the Commonwealth, as well as retired employees of housing authorities, redevelopment authorities and certain other governmental agencies (offline agencies). Substantially all of the Commonwealth’s employees may become eligible for these benefits if they reach retirement age and eligibility while working for the Commonwealth. Eligible retirees are required to contribute a specified percentage of the health care/benefit costs. The Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-State agencies. (Although, as noted above, the Commonwealth is required to pay pensions to retired municipal teachers, the Commonwealth has no OPEB obligations with respect to retired municipal teachers.)

The GIC manages the Commonwealth’s OPEB for all State and certain agency employees and retirees. The GIC has representation on the Board of Trustees of the State Retiree Benefits Trust (“SRBT”). The SRBT is set up to pay for former State employees’ OPEB benefits and to invest State and certain municipalities funds that have been set aside to pay for OPEB benefits and the cost to administer those funds and can only be dissolved when all such health care and other non-pension benefits, current and future, have been paid or defeased.

The Commonwealth also oversees the management and administration of the Massachusetts Turnpike Authority Retiree Benefits Trust, which is restricted for OPEB benefits of the retirees of the former Massachusetts Turnpike Authority.

Employer and employee contribution rates are set by statute. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2020, Commonwealth participants contributed 10% to 25% of premium costs, depending on the date of hire and whether the participant is active, retiree or survivor status. According to the most recent actuarial valuation as of June 30, 2024, the GIC had 152,187 State enrollees as of January 1, 2024. As of that date, the Commonwealth was responsible for the OPEB liability of 134,555 of those enrollees and retirees.

In June 2015, the GASB issued two new standards that change the accounting and financial reporting for the Commonwealth’s OPEB obligations, GASB Statement No. 74, Financial Reporting for Postemployment Benefit Plans Other Than Pension Plans, which was effective for fiscal 2017 and GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, which was effective for fiscal 2018. Under GASB 74, OPEB plans are required to discount retiree health care liabilities, based on a blend of 30-year municipal bond rates and the expected return for assets in the trust, “blended,” or weighted, by the funding level of the OPEB trust relative to OPEB liabilities. In fiscal 2022, the rate of return for assets in the OPEB trust was assumed to be 7.00%, consistent with the rate used for the Commonwealth’s pension trust, while the relevant municipal bond rate was 3.54%, resulting in a 4.30% blended discount rate, weighted towards the lower municipal bond rate due to the relatively low funding level of the OPEB trust in relation to the Commonwealth’s OPEB liability. GASB 75 requires governments to report in their statements of net position (or balance sheet) a net OPEB liability, defined as the difference between the total OPEB liability (the present value of projected benefit payments to retirees for certain health care benefits based on past service) and the assets (mostly investments reported at fair value) set aside in a trust and restricted to paying benefits to retirees or their beneficiaries. The new standard also requires recognition in the statement of activities of net OPEB expense. The rate used to discount projected benefit payments to their present value is based on a single rate that reflects (a) the long-term expected rate of return on plan investments as long as the plan net position is projected under specified conditions to be sufficient to make projected benefit payments and the OPEB plan assets are expected to be invested using a strategy to achieve that return and (b) a yield or index rate on tax-exempt 20-year AA-or-higher rated general obligation municipal bonds to the extent that the conditions for use of the long-term expected rate of return are not met. This statement is similar to the requirements of GASB 68, Accounting and Financial Reporting for Pensions, which was first implemented in the ACFR for fiscal 2015.

The GASB 74 actuarial valuation for fiscal year ended June 30, 2024, which was issued on January 7, 2025 is available at: https://www.macomptroller.org/commonwealth-actuarial-valuations. According to the report, the Commonwealth’s unfunded OPEB liability, assuming no pre-funding and using a discount rate of 4. 61%, was approximately $13.716 billion as of June 30, 2024.

The independent actuarial report covers only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the Group Insurance Commission, perform their own valuations, as the Commonwealth acts only as an agent for the entities that participate in the GIC with respect to providing OPEB health insurance benefits and does not assume the risk or financial burden of their health care costs.

The State Retiree Benefits Trust Fund was created to consolidate the State’s retiree funding efforts and better project future liabilities, and beginning in fiscal 2008, expenses for current State retirees’ healthcare were paid from the fund. Also in fiscal 2008, the fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The fiscal 2012 budget included a requirement that, beginning in fiscal 2013, 10% of the annual tobacco settlement payments be transferred to the State Retiree Benefits Trust Fund, with the amount deposited to the SRBT Fund to increase by 10% increments annually thereafter until 100% of all payments would be transferred to that Fund, subject to such requirement being subsequently modified or waived by the Legislature. In fiscal 2018, 2019, 2020, 2021, 2022, 2023 and 2024 the required transfer was modified to 10%, 30%, 10%, 10%, 10% and 10%, respectively, of annual tobacco settlement payments. The fiscal 2025 budget provides for the continued transfer of 10% of annual tobacco settlement payments. Commencing with fiscal 2014, the budget has required that this specified percentage of the annual tobacco settlement payments be the amount transferred from the unexpended balances in certain appropriations to the State Retiree Benefits Trust Fund. If these unspent appropriation are less than the specified percentage, the budget requires that the difference be made up through a transfer from the tobacco settlement payments State Retiree Benefits Trust Fund. State finance law also provides for annual deposits into the SRBT Fund in the amount of 5% of any capital gains tax revenues transferred to the Stabilization Fund in excess of the statutory capital gains threshold; however, legislation in fiscal 2020 suspended this requirement and all capital gains tax revenue was retained in the General Fund.

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance annually updates its five-year capital investment plan on a rolling basis. The five-year plan coordinates capital expenditures by State agencies and authorities that are funded primarily by Commonwealth debt and federal reimbursements.

The Executive Office for Administration and Finance also sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels. On June 13, 2024, the Governor announced the five-year capital investment plan for fiscal years 2025 through 2029 (FY25-29 CIP), with an administrative bond cap of $3.117 billion for fiscal 2025. This represents a 7.3% increase over the administrative bond cap recommendation in fiscal 2024.

Actual capital spending is subject to variance from budget due to the nature of capital projects and the programs comprising the plan. In addition, the debt affordability analysis and the assumptions and methodology that inform the analysis are subject to periodic review and are updated annually. These and other factors are expected to affect the later years of the current five-year plan. The capital investment plan for fiscal years 2026 through 2030 is currently under development and is expected to be released in June.

Climate Change Risk Mitigation

The State Hazard Mitigation and Climate Adaptation Plan resulting from Executive Order No. 569: Establishing an Integrated Climate Change Strategy for the Commonwealth (“Executive Order”), was issued on September 16, 2016, provided a basis for the Commonwealth’s efforts to prioritize climate adaptation capital projects included in the fiscal 2021 capital budget. The Executive Order directed the Executive Office of Energy and Environmental Affairs (“EEA”) and the Executive Office of Public Safety and Security to publish a statewide climate adaptation plan that includes strategies designed to enhance climate adaptation, build resilience and mitigate climate change, and which incorporates information from vulnerability assessments. The Commonwealth adopted the State Hazard Mitigation and Climate Adaptation Plan on September 17, 2018. An update to the five-year plan, known as the ResilientMass Plan was released on October 11, 2023. The plan also complies with current federal requirements for state hazard mitigation plans and maintains the Commonwealth’s eligibility for federal disaster recovery and hazard mitigation funding under the Stafford Act.

Pursuant to the Executive Order, the Commonwealth established the Municipal Vulnerability Preparedness (“MVP”) grant program in 2017 to provide support for cities and towns in Massachusetts to begin the process of planning and adapting for resiliency. Under the MVP planning program, the Commonwealth awards funding to communities to complete vulnerability assessments and develop resiliency project implementation plans. Communities that complete the MVP planning program become designated as an MVP community and are eligible for follow-up MVP Action grant funding to implement the actions identified in their resiliency plans.

“An Act Creating A Next-Generation Roadmap for Massachusetts Climate Policy” approved in March 2021 established a 2030 limit of at least a 50% reduction in greenhouse gas (“GHG”) emissions below the 1990 GHG emissions baseline and requires the Secretary of EEA to set interim emissions limits and sector-specific sublimits every five years. In accordance with this law, the Secretary released the Commonwealth’s Clean Energy and Climate Plan for 2025 and 2030 (“2025/2030 CECP”) on June 30, 2022. The 2025/2030 CECP is a comprehensive plan to achieve a 33% reduction in GHG emissions in 2025 and a 50%

reduction in 2030, and to maximize the Commonwealth’s ability to achieve Net Zero in 2050. The 2025/2030 CECP highlights two overarching approaches: (i) electrify non-electric energy uses; and (ii) decarbonize the electricity system. The 2025/2030 CECP was informed by the 2050 Decarbonization Roadmap that the Administration released in December 2020, along with updated analyses, and includes key strategies, policies, and actions to put the Commonwealth on a pathway to achieving Net Zero GHG emissions.

“An Act driving clean energy and offshore wind” approved in August 2022 introduced that several new climate change measures, including those aimed at renewable energy and reducing transportation sector GHG emissions.

On January 6, 2023, Governor Healey signed Executive Order N. 604 establishing the position of Climate Chief and creating an Office of Climate Innovation and Resilience (“OCIR”) within the Governor’s Office. OCIR is charged with harnessing all of the resources and authority available to the Governor and the executive department to advance climate innovation, mitigation, adaptation and resilience policies. The Climate Chief was required to conduct a comprehensive review of all Secretariats to support a whole-of-government approach to addressing climate change and provide initial recommendations for achieving the Commonwealth’s climate goals. The Climate Chief’s report was released on October 25, 2023.

Sources of Capital Investment

The different sources of funding for the capital program, as reflected in the Fiscal 2025 Capital Budget table, include:

●	Administrative Bond Cap: Commonwealth general obligation borrowing to support the regular capital program. The administrative bond cap is reviewed and subject to revision annually.
●

Project Financed: General obligation bonds, the debt service for which is supported by savings or revenue related to the project; for example, energy efficiency improvements to Commonwealth facilities, the capital costs for which are expected to be reimbursed through operating savings as a result of reduced energy consumption.

●	Federal Funds: Federal reimbursements for capital expenditures.
●	Other Funds:

o

Accelerated Bridge Program (“ABP”) – Commonwealth special obligation bonds secured by revenues credited to the Commonwealth Transportation Fund (“CTF”) or federal grant anticipation notes secured by federal highway reimbursements issued to fund capital improvements to structurally deficient bridges through the ABP.

o

Rail Enhancement Program (“REP”) – Commonwealth special obligation bonds to be secured by revenues credited to the CTF to finance certain transit infrastructure projects through the REP, previously referred to as Special Obligation Transit Bonds.

o	Pay-As-You-Go – Funding from current revenue for capital projects, including toll revenue.
o

Third Party Contributions – Made by third parties to capital projects being carried out by the Commonwealth, including contributions from campuses for higher education projects, matching funds from cities and towns, and capital projects funded by assessments.

o	Next Generation Bridge GANs – Borrowing backed by federal highway grant anticipation notes (“GANs”) to support the MassDOT Highway Division’s bridge program.

The FY25-29 CIP continues to capitalize on federal funds provided through the federal Bipartisan Infrastructure Law (“BIL”) and fully leverage opportunities to capture additional federal funding for infrastructure projects, including highway and bridge work. Governor Healey’s Administration is actively reviewing ways in which the Commonwealth can aggressively compete for and maximize the leveraging of available federal funding as it becomes available for a variety of infrastructure projects. The Commonwealth’s matching funds may be provided through a number of sources, including those listed above.

Debt Affordability Policy

The Executive Office for Administration and Finance established a debt affordability policy for the Commonwealth in fiscal 2009. Pursuant to the policy, the Executive Office for Administration and Finance has set an annual borrowing limit at a level designed to keep debt service on the Commonwealth’s direct debt within 8% of budgeted revenues. The policy also limits future annual growth in the administrative bond cap for the regular capital program to not more than $125 million.

For the purposes of the debt affordability analysis, debt service includes programs expected to be funded both within and outside of the bond cap, including principal and interest payments on all general obligation debt, special obligation bonds secured by a specified portion of the motor fuels excise tax, special obligation bonds issued to fund the Accelerated Bridge Program and the Retail Enhancement Program, general obligation contract assistance payment obligations, and budgetary contract assistant payment obligations on certain capital lease financings.

Budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the MBTA, the MSBA and the Massachusetts Convention Center Authority. This inclusive definition ensures that while some programs are expected to be funded outside of the bond cap, the related debt service costs of the programs should be fully accounted for under the debt affordability policy in setting the bond cap at appropriate limits.

Capital Debt Affordability Committee

The Capital Debt Affordability Committee was established by legislation in 2012 for the purposes of reviewing on a continuing basis the amount and condition of the Commonwealth’s tax-supported debt, as well as the debt of certain State authorities. The Committee is responsible for providing an estimate of the total amount of new Commonwealth debt that can prudently be utilized for the next fiscal year, taking into account certain criteria, to the Governor and Legislature on or before December 15 of each year. The Committee develops illustrative models to evaluate certain assumptions and considerations in accordance with statutory provisions designed to inform its recommendations. The Committee’s estimates are advisory and not binding on the Governor or the Legislature. The Legislature is responsible for authorizing Commonwealth debt. The Governor determines the total amount of capital spending for each fiscal year and the amount of new Commonwealth debt that she considers advisable to finance such spending. The Committee consists of seven voting members, including the Secretary of Administration and Finance (who chairs the Committee), the State Treasurer, the Comptroller, the Secretary of Transportation, one appointee of the Governor and two appointees of the State Treasurer. The Committee also includes non-voting, legislative leaders, including the House and Senate chairs and the ranking minority members of the Committees on Bonding, Capital Expenditures and State Assets, and the Committees on Ways and Means.

On December 13, 2024, the Capital Debt Affordability Committee submitted to Governor Healey and the Legislature the Committee’s advisory estimate of the total amount of new Commonwealth debt that prudently may be utilized for capital spending for fiscal 2026. The Committee determined that $3.227 billion of general obligation debt may be prudently be utilized by the Commonwealth in fiscal 2026, which is a $110 million increase over the prior fiscal year .

Cybersecurity

The Commonwealth, like many other large public and private entities, relies on a large and complex information technology (“IT”) environment to conduct its operations. While the Commonwealth has made significant progress in the past few years in standardizing and centralizing policies and procedures, a number of State agencies, departments, and branches continue to maintain their own distinct IT infrastructure.

In August 2017, the Executive Office of Technology Services and Security (“EOTSS”) was established as the cabinet-level lead IT organization for the Executive Branch under Chapter 64 of the Acts of 2017, as memorialized and articulated in General Laws Chapter 6A, § 7A and Chapter 7D. EOTSS maintains much of the Executive Branch’s enterprise infrastructure in the form of multiple on-premises data centers and cloud hosted services that host agency and statewide business applications, the Commonwealth-wide area network, and internet service. Since its formation, EOTSS has been working to standardize the Commonwealth’s IT infrastructure by adopting and implementing a standard operating environment, and strengthening the Commonwealth’s cybersecurity posture. While several Executive Branch entities still operate distinct data centers and networks, EOTSS continues to work with these entities to transfer their enterprise infrastructure services to EOTSS. EOTSS staff are engaged with staff at the Executive Office of Public Safety and Security to perform a full assessment of their on-premise infrastructure and data centers to create the plan for migrating that infrastructure to the EOTSS data center facilities or retire them completely by migrating them to existing EOTSS shared services. In addition, EOTSS is working with the Executive Offices of Health and Human Services and Energy and Environmental Affairs to consolidate their network and telecommunications staff and support to EOTSS by the end of fiscal year 2025. Enterprise Information Security Policies and Standards have been published for all Executive Offices and their agencies and other agencies that rely on EOTSS services, and the Executive Offices that maintain separate environments are obligated to adhere to these security policies and standards. EOTSS also has worked closely with each Executive Office to make critical improvements in the areas of IT policies, procedures, infrastructure and services. EOTSS provides annual cybersecurity awareness training for Commonwealth employees. Additionally, many independent and constitutional offices utilize the services provided by EOTSS, including its operating environment and cybersecurity policies and practices, while some separately maintain certain aspects of their IT infrastructure.

EOTSS also provides a set of enterprise-wide cybersecurity services, including operating a unified Security Operations Center (SOC) that coordinates all incident reporting and responses for the executive branch agencies. The EOTSS Security Operations monitors, alerts, responds to and mitigates security threats to all stakeholders and partners. Additional security services include vulnerability management and mitigation scanning services, threat analysis, threat management and information sharing programs. EOTSS maintains an integrated security technology framework that includes multi-factor authentication for applications and users, enhanced cloud and mail security tools, network monitoring and analytical tools, and a suite of specialized enterprise security technologies and services to protect the Commonwealth’s assets. EOTSS’ Enterprise Privacy Office promotes privacy and security in the use and dissemination of personally identifiable information (PII), including development of standards for the collection, use, retention, and sharing of PII and sensitive data.

Aligned with the SOC, the Massachusetts Cyber Incident Response Team (“MA-CIRT”) enhances the Commonwealth’s ability to prepare for, respond to, mitigate against, and recover from significant cybersecurity threats. Under the direction of the EOTSS Secretary, the MA-CIRT is comprised of public safety and information technology subject matter experts from across state government to strengthen the Commonwealth’s ability to prevent attacks increase cybersecurity resiliency.

In addition to EOTSS, the Office of the Comptroller’s (CTR) Statewide Risk Management Team maintains a Cyber Center which works to identify key cybersecurity internal control elements, to create best practices protocols and procedures for all Commonwealth agencies to include in their internal controls, and to promote cybersecurity awareness. CTR’s Risk Management Team works closely with EOTSS to assist agencies with remediation and corrective measures in the event of reported security incidents.

To ensure that the Commonwealth’s IT investments are guided by a strategic planning process, EOTSS created an IT Investment Advisory Board, comprising security, IT, and business operation executives from across State government to review IT capital proposals and projections. Additionally, the Commonwealth Chief Information Officer (“CCIO”) maintains authority and oversight over all Executive Branch IT planning, procurement, and projects. Agencies are obligated to report on these matters to the Commonwealth CIO on a regular basis. The fiscal 2025 capital budget includes approximately $175 million of bond cap for EOTSS, Executive Branch Secretariats and other Agencies. Given the growing availability of artificial intelligence (“AI”) applications, EOTSS has developed an AI policy to promote safe and secure use and acquisition of Generative AI tools across the Commonwealth. Additionally, the Commonwealth has implemented a number of new AI initiatives, including the establishment of an AI Center of Excellence (“COE”) to support the development and adoption of AI through helpful policies, standards, and best practices and the creation of the Artificial Intelligence Strategic Task Force in February 2024 to study AI and Generative Artificial Intelligence (“GenAI”) technology.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Commonwealth Transportation Fund and other budgeted operating funds. Revenues deposited in such funds are referred to as budgeted operating revenues in this Information Statement. In fiscal 2024, on a statutory basis, approximately 61.4% of the Commonwealth’s total budgeted operating revenues and other financing sources were derived from State taxes. In addition, in fiscal 2024, the federal government provided approximately 22.0% of such revenues, with the remaining 16.6% provided from departmental revenues and transfers from non-budgeted funds.

The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting, which differs from a GAAP basis.

State Taxes

The major components of State taxes are the income tax, which accounted for approximately 59.1% of total budgeted tax revenues in fiscal 2024, the sales and use tax, which accounted for approximately 22.9% of total tax revenues in fiscal 2024, and the corporations and other business and excise taxes (including taxes on insurance companies and financial institutions), which accounted for approximately 11.8% of total tax revenues in fiscal 2024. Other tax and excise sources accounted for the remaining 6.2% of total tax revenues in fiscal 2024.

The Governor annually files a “tax expenditure budget” that provides a list, description and revenue estimates of various tax credits, deductions and exemptions that represent departures from the basic provisions of the State tax code. On October 4, 2023, the Governor signed into law tax relief legislation that amended certain state taxes and tax credits, commencing with the 2023 tax year, including reducing the short-term capital gains tax rate and estate tax and enhancing certain tax credits, deductions and exemptions for seniors, affordable housing and student loan payments. This legislation was estimated to reduce revenues by $577 million in fiscal 2024 on a gross basis and $519 million in fiscal 2024 on a net basis accounting for off-budget capital gains transfers to the Stabilization Fund, eventually annualizing to slightly more than $1 billion by fiscal 2028.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. Commencing January 1, 2020, the current State personal income tax rate applied to most classes of taxable income is 5.0%. The State personal income tax rate on most classes of taxable income was gradually reduced from 5.3% effective January 1, 2002 to 5.0% effective January 1, 2020 in increments of 0.05% as result of statutory “baseline” State tax revenue growth triggers (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes), as required by law. Once reduced to 5.0%, current law does not provide for any further decreases or increases without further legislative action.

The State charitable deduction, which was in effect for tax year 2001 but subsequently suspended, was restored effective January 1, 2023. The Department of Revenue estimates that the revenue loss impact due to the reinstatement of the State charitable deduction is approximately $ 265 million annually in fiscal 2024 and thereafter.

Effective January 1, 2023, an amendment to the Massachusetts constitution, approved by the voters in November 2022 through a ballot initiative process, became effective which imposes an additional surtax on personal income tax of 4.0% on income above the surtax threshold of $1 million (adjusted annually for inflation in each tax year after 2023). For the tax year 2025, the surtax threshold is $1,083,150.00.

The fiscal 2023 budget adopted the federal Internal Revenue Code, as amended on January 1, 2022, and in effect for the taxable year for purposes of Massachusetts personal income tax. Massachusetts personal income tax previously followed the federal Internal Revenue Code, as amended on January 1, 2005 and in effect for the taxable year. As a result of this tax law change, the Massachusetts personal income tax adopts many federal tax law changes affecting the determination of Massachusetts gross income and deductions that have been enacted over the past 17 years. This tax law change is estimated to have generated $44 million in additional revenue in fiscal 2024 and additional revenue in the fiscal years thereafter ranging from approximately $46 million to $56 million annually. The fiscal 2025 budget adopted the federal Internal Revenue Code, as amended on January 1, 2024, and in effect for the taxable year. This tax law change is not currently estimated to have a material revenue impact in fiscal 2025 or in fiscal years thereafter.

Capital Gains Component of the Income Tax. Effective January 1, 2023, the tax rate on gains from the sale of capital assets held for one year or less (short-term capital gains) is 8.5% and the tax rate from the sale of collectibles is 12 .0%. The tax rate on gains from the sale of capital assets owned for more than one year (long-term capital gains) is currently 5.0%. Both short-term and long-term capital gains are subject to the 4% surtax on income over the surtax threshold of $1 million (adjusted annually for inflation) to the extent a taxpayer has Massachusetts taxable income that exceeds the surtax threshold. Capital gains taxes (excluding the 4% surtax on capital gains) accounted for approximately 4.9% of total tax revenue collected in fiscal 2023. Such revenues are heavily reliant on stock market performance and timing of when taxpayers choose to realize gains and losses. Some of the impact of the volatility of capital gains tax revenue is mitigated by current state finance law, which provides for tax revenues collected from capital gains income during a fiscal year that exceed a specified threshold to be transferred as follows: 90% of such amount to the Commonwealth’s Stabilization Fund, 5% of such amount to the SRBT Fund and 5% of such amount to the Commonwealth’s Pension Liability Fund. The specified threshold is certified annually by the Department of Revenue each December for the ensuing fiscal year as part of the consensus revenue process. However, the requirement to transfer capital gains tax collections may be modified or superseded by individual appropriation acts.

Sales and Use Tax. The sales tax rate imposed on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding use tax rate on the storage, use, or other consumption of like tangible properties brought into the Commonwealth, including through internet sales from out of state sellers, is 6.25%. Food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes and recreational marijuana) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas, and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services. Online marketplace facilitators and remote sellers are required to collect and remit Massachusetts sales and use taxes, provided that the marketplace’s or remote seller’s sales within the Commonwealth exceed the threshold of $100,000.

Certain sales tax receipts are required to be credited to the Convention Center Fund. The Convention Center Fund is not included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through non-budgeted special revenue funds to the Massachusetts Bay Transportation Authority (“MBTA”) and the Massachusetts School Building Authority (“MSBA”). The amount dedicated to the MSBA is the amount raised by a 1% sales tax (not including meals). The amount dedicated to the MBTA is the greater of (i) the amount raised by a 1% sales tax (not including meals), plus $160 million and (ii) an annually adjusted floor. The floor grows each year by the allowable base revenue growth (the lesser of sales tax growth or inflation, but not greater than 3% and not less than 0%), and was certified as $1. 197 billion for fiscal 2025 and $1.233 billion for fiscal 2026.

The Commonwealth’s receipts from the sales tax on account of motor vehicle sales (net of amounts required to be credited to the Convention Center Fund or dedicated to the MBTA or MSBA) are dedicated to the Commonwealth Transportation Fund.

Commencing August 2019, legislation approved by the Governor established an annual two-day sales tax holiday in August of each year.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads, and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income assigned to Massachusetts, which is based on net income for federal taxes, is taxed at 8.0%. The minimum tax is $456.

Effective January 1, 2025, all business corporations apportion their net income by the percentage of their Massachusetts sales. Previously, corporations generally apportioned their income to Massachusetts based on the proportion of payroll, property, and sales within the Commonwealth, with sales being double-weighted.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax. The net income assigned to Massachusetts is taxed at 9.0%. Effective January 1, 2025, financial institutions apportion their income by the percentage of their Massachusetts sales. Previously, financial institutions generally apportioned their income to Massachusetts based on the proportion of receipts, payroll and property within the Commonwealth.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic property and casualty insurance companies also pay a 1% tax on gross investment income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes and other tobacco products, alcoholic beverages, deeds, and hotel/motel room occupancy, as well as taxes on estates, among other tax sources. Current law imposes an excise tax, in addition to the regular sales tax, on retail sales of recreational marijuana and marijuana products, providing for the maximum combined State and local tax rate on recreational marijuana of 20%.

State and local excise taxes are also imposed on the short-term rentals of property for more than 14 days in a calendar year.

Current law also imposes an excise of 75% on the wholesale price of all electronic nicotine delivery systems and restricting the sale of all flavored tobacco products and flavored tobaccos product enhancers, including flavored vaping products, to licensed smoking bars for on-site consumption. The legislation also restricts the sale of vaping products with nicotine content greater than 35 grams per milliliter to retail tobacco stores and licensed smoking bars. The Department of Revenue estimates the net revenue loss impact of this legislation is approximately $105 million annually.

Effective for taxable years beginning on or after January 1, 2021, a pass-through entity (“PTE”), including S-corporations, partnerships, and certain trusts, may elect to pay an optional 5% excise on the income that flows through to shareholders, partners, or beneficiaries subject to the personal income tax. The qualified member may claim a nontransferable, refundable personal income tax credit equal to 90% of his or her allocable share of the entity’s excise due. The PTE excise provides a work-around for the federal limitation on the amount of state and local taxes individuals may deduct on their federal income tax returns.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred, or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits.

The Governor annually publishes a “tax expenditure budget” that provides a list, description, and revenue estimate of various tax credits, deductions, and exemptions that represent departures from the basic provisions of the State tax code.

Effective January 1, 2024, the annual cap for the tax incentives available to support the life sciences industry has been increased to $40 million per year. From January 1 2019 to January 1, 2024, the annual cap for the life sciences tax incentives was $30 million. The life sciences tax incentives are available through December 31, 2028 .The Department of Revenue estimates that this program resulted in revenue reductions of $ 14.5 million in fiscal 2020, $14.9 million in fiscal 2021, $19.6 million in fiscal 2022, $11.1 million in fiscal 2023, and $15.8 million in fiscal 2024. Massachusetts Life Sciences Center board has approved $24.5 million in tax incentives that are expected to be utilized in fiscal 2025. Under legislation approved in August 2022 to develop and expand offshore wind industry-related employment opportunities and to promote renewable energy-related economic development in the Commonwealth, up to $35 million per year in tax incentives is available to offshore wind companies, commencing January 1, 2023, and ending on December 31, 2032. The Department of Revenue estimates that this program resulted in $8.4 million in revenue reduction in fiscal 2024. The fiscal 2025 budget assumes that this program will result in $24.5 million in revenue reduction in fiscal 2025.

The Affordable Homes Act, signed into law by the Governor on August 6, 2024, expanded or created several tax credits in order to incentivize the production of additional housing in Massachusetts, including (i) an increase, effective for taxable years beginning on or after January 1, 2025, in the base cap for the community investment credit from $12 million to $15 million and making the credit, which was due to expire on December 31, 2025, permanent; (ii) an increase, effective for taxable years beginning on or after January 1, 2024, in the base cap for the Massachusetts historic rehabilitation credit from $55 million to $110 million and extending the expiration date of the credit from December 31, 2027 to December 31, 2030; (iii) the creation of a Massachusetts homeownership credit, effective for taxable years beginning on or after January 1, 2025, for taxpayers that develop certain homeownership development projects in an amount determined by the Executive Director of the Massachusetts Housing Finance Agency; and (iv) the creation of a qualified conversion credit, effective for taxable years beginning on or after January 1, 2025, for taxpayers that convert certain commercial property into residential housing in an amount determined by the Executive Office of Housing and Livable Communities. The Department of Revenue estimates that these programs reduce revenues by approximately $122 million in fiscal 2025 and approximately $145 million in fiscal 2026.

The Economic Development Act, signed into law by the Governor on November 20, 2024, created and expanded various tax incentives, including: (i) the creation of a climate technology tax incentive program, which is comprised of three tax credits and a sales and use exemption that are collectively subject to a base cap of $30 million and are effective for taxable years beginning on or after January 1, 2024; (ii) the creation of a new live theater tax credit for certain live theater productions that is subject to a $7 million base cap and is effective for taxable years beginning on or after January 1, 2025; and (iii) an increase to the base cap for the life sciences tax incentives from $30 million to $40 million for taxable years beginning on or after January 1, 2024.

Tax Revenue Forecasting

Under State law, on or before October 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the current fiscal year and the following fiscal year. In making such estimates the Secretary of

Administration and Finance takes into account existing taxes, the probable economic growth within the Commonwealth, anticipated federal receipts, the anticipated growth in wages and salaries, departmental and other revenue based on existing laws, the transfers of capital gains income tax revenue required by current law and amounts available to be transferred into budgetary funds.

On or before January 15 of each year (January 31 in the first year of a new Governor), the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. State finance law requires that the consensus tax revenue forecasts be net of the amounts necessary to fully fund the pension system according to the applicable funding schedule, and to fulfill statutory commitments to the MBTA and the MSBA. These amounts are to be transferred without further appropriation from the General Fund. In developing such a consensus tax revenue forecast, the Secretary and the House and Senate Committees on Ways and Means hold joint hearings on the economy of the Commonwealth and its impact on tax revenue forecasts. The joint hearings include input from the Commissioner of Revenue and expert local economists.

An additional component of the consensus revenue process is the requirement that the consensus tax revenue forecast joint resolution include a benchmark for the estimated growth rate of Massachusetts potential gross state product (“PGSP”). Health care cost control legislation requires that the Secretary and the House and Senate Committees on Ways and Means include a PGSP growth benchmark for the ensuing calendar year. PGSP is a measure of the “full employment” output of the Commonwealth’s economy. The PGSP growth benchmark is used by the Massachusetts Health Policy Commission to establish the Commonwealth’s health care cost growth benchmark.

On January 8, 2024, a fiscal 2025 consensus tax revenue estimate of $41.502 billion, comprised of a baseline consensus revenue estimate of $40.202 billion and a $1.3 billion estimate of revenue from the 4 % surtax on personal income above the surtax threshold , were agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means.

The fiscal 2025 consensus tax revenue estimate of $40.202 billion (excluding estimated income surtax revenues) represents revenue growth of 2% above the revised fiscal 2024 estimate of $39.410 billion. In total, fiscal 2025 tax collections, inclusive of income surtax revenues, were projected to be $41.502 billion. The $41.502 billion amount for fiscal 2025 includes transfers of $4.500 billion for pension funding, $1.465 billion in dedicated sales tax receipts for the MBTA, $1.305 billion in dedicated sales tax receipts for the MSBA, and $27 million for the Workforce Training Fund. The total amount of off-budget transfers is $7.298 billion, excluding income surtax revenues. On July 29, 2024, the Governor approved the fiscal 2025 budget based on a tax revenue estimate of $41.662 billion, which reflects the consensus tax revenue estimate of $40.202 billion and the $1.3 billion estimate of revenue from the new 4% surtax on personal income above the surtax threshold, and the $160 million incremental impact from the implementation of a two month tax amnesty program together with tax enforcement initiatives and the elimination of certain tax loopholes enacted as part of the budget. The final budgeted tax revenue estimate was set at $41.657 billion after adjusting for the impact of the Affordable Homes Act signed by the Governor on August 6, 2024 and the budgeted assumption for tax-related settlements and judgments exceeding $10 million.

On January 9, 2025, a fiscal 2026 consensus tax revenue estimate of $43.614 billion, comprised of a baseline consensus revenue estimate of $41.214 billion and a $2.4 billion estimate of revenue from the 4% surtax on personal income above the surtax threshold, were agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2026 baseline consensus tax revenue estimate of $41.214 billion (excluding estimated income surtax revenues) represents revenue growth of 2.2% above the revised fiscal 2025 estimate of $40.307 billion. The $41.214 billion amount for fiscal 2026 includes transfers of $4.933 billion for pension funding, $1.426 billion in dedicated sales tax receipts for the MBTA, $1.265 billion in dedicated sales tax receipts for the MSBA, and $27 million for the Workforce Training Fund. The total amount of off-budget transfers is $8.317 billion, excluding income surtax revenues.

The Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means also agreed upon a PGSP estimate of 3.6% for calendar year 2025, which is identical to the PGSP figure that was adopted for calendar years 2016 through 2024. The PGSP growth benchmark is to be referenced by the Health Policy Commission in establishing the Commonwealth’s health care cost growth benchmark for calendar year 2025.

Fiscal 2024 and Fiscal 2025 Tax Revenues

Fiscal 2024. The fiscal 2024 tax revenue increase of approximately $1.605 billion, or 4. 1%, from fiscal 2023 (unadjusted for Chapter 62F rebates), is attributable to an increase of approximately $1.320 billion, or 7.9%, in withholding collections, an increase of approximately $1.074 billion, or 27.3%, in income tax payments with returns or bills and an increase of approximately $160 million, or 4.3%, in income tax estimated payments, offset by a decrease of approximately $58 million, or 0.6%, in sales and use tax collections, an increase of approximately $222 million, or 8.7%, in income tax cash refunds, a decrease of approximately $275 million, or 5.4%, in corporate and business tax collections, and a decrease of approximately $395 million, or 13.5%, in all other taxes . Approximately $15.61 million in one-time tax-related settlements or judgments exceeding $10 million each have been received during fiscal 2024. Excluding one-time tax-related settlements or judgments exceeding $10 million each, fiscal 2024 tax collections were approximately $ 979 million, or 2.5%, more than the fiscal 2024 benchmark of $39.834 billion, which includes $1 billion in estimated surtax revenue and the estimated impact of tax relief legislation enacted in October 2023.

Fiscal 2025. The fiscal 2025 year to date tax revenue increase of approximately $2.702 billion, or 8.0%, through April 30, 2025 from the same period in fiscal 2024, is attributable to an increase of approximately $976 million, or 6.5%, in withholding collections, an increase of approximately $ 726 million, or 24.6%, in income tax estimated payments, an increase of approximately $718 million, or 15.2%, in income tax payments with returns or bills, an increase of approximately $264 million, or 3.4%, in sales and use tax collections, and an increase of approximately $198 million, or 9.7%, in all other taxes, offset by an increase of approximately $20 million, or 0.8%, in income tax cash refunds and a decrease of approximately $159 million, or 4.1%, in corporate and business tax collections .

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of federal reimbursements to be received is determined by State expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Budgeted fund federal reimbursements were $14.603 billion in fiscal 2024 and are projected to be $15.860 billion in fiscal 2025.

Departmental and other non-tax revenues are derived from a large number of sources, including but not limited to fees and assessments for services, licenses, and reimbursements. For fiscal 2024, budgeted fund departmental and other non-tax revenues were $6.429 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2024 included $1.654 billion in drug rebates, recoveries and other fees, $963 million in reimbursements from cities, towns and non-State entities for retiree benefits, $642 million for Registry of Motor Vehicles fees, fines and assessments, and $291.4 million from filing, registration and other fees paid to the Secretary of State’s office. Budgeted fund departmental and other non-tax revenues are projected to be $6.494 billion in fiscal 2025.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of net operating revenues from the State Lottery and Gaming Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $1. 090 billion, $1.212 billion, $1.218 billion, $1.314 billion and $1.292 billion in fiscal years 2020 through 2024, respectively.

Tobacco Settlement. In November, 1998, the Commonwealth joined with other states in a master settlement agreement (“MSA”) that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for calendar 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%, which was expected to equal more than $8.962 billion through fiscal 2024, subject to adjustments, reductions and offsets. However, since fiscal 2006 certain amounts have been withheld from each year’s payments by tobacco manufacturers who claim that because of certain developments they are entitled to reduce such payments under the master settlement agreement. fiscal 2000, the Commonwealth has received $6.480 billion in payments, including $229.7 million in fiscal 2020, $245.6 million in fiscal 2021, $247.1 million in fiscal 2022, $256.8 in fiscal 2023, and $185.9 million in fiscal 2024. The Commonwealth disputed the tobacco manufacturer’s right to reduced payments and on August 1, 2024, reached a settlement with respect to seven of the disputed years (2005 through 2011) pursuant to which the Commonwealth received $600 million in fiscal 2025 as part of this settlement. This money represents both a settlement of the 2005-2011 disputes as well as the release of other amounts from a disputed payment account. Additionally, the settlement agreement contemplates other remaining payment adjustment disputes being resolved more efficiently and additional annual payments in future years.

Since fiscal 2012, state law has stipulated that a portion of annual tobacco settlement revenues be deposited into the State Retiree Benefits Trust Fund.

Settlements and Judgments. State finance law provides that any one-time settlement or judgment exceeding $10 million is to be deposited in the Stabilization Fund to the extent that the total of all such one-time settlements and judgments in a fiscal year exceeds the average of such totals for the five preceding fiscal years. The amount of such one-time settlements and judgments totaled approximately $48.8 million in fiscal 2019, $42.0 million in fiscal 2020, $43.9 million in fiscal 2021, $41.6 million in fiscal 2022, $116.7 million in fiscal 2023, and $111.0 million in fiscal 2024. The threshold applicable in fiscal 2025 is $58.6 million (average of fiscal 2019 through fiscal 2023).

On May 6, 2025, the Commissioner of Revenue and the Attorney General certified that the Commonwealth had received $249.3 million in one-time settlement and judgment payments exceeding $10 million each (with $191.0 million in non-tax related settlement and judgement payments and $58.3 million in tax related settlement and judgement payments) during the first ten months of fiscal 2025.

Gaming. The Commonwealth’s gaming law authorizes the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. Implementation of the gaming law and the regulation of gaming facilities is overseen by an independent state Gaming Commission. Licensing fees collected by the Gaming Commission are required to be applied to a variety of one-time State and local purposes, and gaming tax revenues received by the Commonwealth are required to be applied to various funds as set forth in the gaming legislation. The gaming law provides that initial licensing fees, which are set by the Gaming Commission, must be at least $85 million per casino (Category 1 license) and $25 million for the slot facility (Category 2 license).

The Gaming Commission has awarded Category 1 gaming licenses in two of the three regions and one Category 2 slots facility license. The Region C Category 1 gaming license has not been awarded and the Gaming Commission is considering next steps.

In March 2016, the Mashpee Wampanoag tribe announced that it would commence construction of a tribal resort casino in the third region (Region C), based upon the assumed power of the U.S. Secretary of the Interior to take land into trust for the tribe. After several years of litigation, the Department of the Interior’s decision in 2021 to retain the land in the trust as the Tribe’s reservation was upheld, permitting the tribe to move forward with its plans.

On November 14, 2016, the Gaming Commission was sued for tortious interference with respect to the plaintiff’s agreement to sell property to the licensee for the Region A Category 1 facility. The plaintiff requested damages as determined at trial. On May 14, 2018, the Superior Court granted the Gaming Commission’s motion to dismiss two of three claims then remaining. On July 5, 2018, the Gaming Commission filed a third-party complaint against the Region A Category 1 licensee for unjust enrichment and indemnification relating to the remaining claim against the Gaming Commission. On February 12, 2021, the Gaming Commission filed a motion for summary judgment. On June 16, 2021, the Superior Court granted the Gaming Commission’s motion for summary judgment and dismissed the case. The Superior Court also dismissed the Gaming Commission’s third-party claims against the Region A Category 1 licensee. The plaintiff has appealed the Superior Court’s decisions and on May 23, 2022, the Supreme Judicial Court affirmed the lower court’s allowance of the Gaming Commission’s motion to dismiss the plaintiff’s intentional interference with contract claim and reversed its entry of summary judgment in favor of the Gaming Commission on the plaintiff’s regulatory takings claim. The matter was remanded to the Superior Court for further proceedings. On October 18, 2024, On October 18, 2024, the Superior Court heard arguments on the Commission’s renewed motion for summary judgement and the plaintiff’s opposition. On December 12, 2024, the Court allowed the Commission’s motion for summary judgement. In the same decision it denied the third-party defendant’s motion for summary judgment and accordingly, the case remains open until that claim is resolved.

Current law allows for three types of sports wagering licenses – Category 1, Category 2, and Category 3. A Category 1 sports wagering license permits the operation of sports wagering in person at a gaming establishment licensed through Massachusetts General Laws Chapter 23K and through not more than two individually-branded mobile applications. A Category 2 sports wagering license permits the operation of sports wagering in-person on the premises where either: (1) live horse racing is conducted in accordance with Massachusetts General Laws Chapter 128A or (2) the licensee is authorized by law to conduct simulcast wagering on horse or greyhound racing, and through not more than 1 individually branded mobile application or other digital platform. A Category 3 license permits the operation of sports wagering through a mobile application and other digital platform. No more than seven Category 3 sports wagering licenses may be issued to operators who are not connected to a Category 1 or Category 2 Sports Wagering licensee.

The Gaming Commission oversees the implementation of the law and the regulation of the resultant sports wagering operators. Licensing fees collected by the Gaming Commission and sports wagering tax revenues received by the Commonwealth are applied to various funds as set forth in the legislation. The Gaming Commission has awarded Category 1 sports wagering licenses to the two Category 1 gaming licensees and has awarded a Category 1 sports wagering license to the Category 2 gaming licensee. No Category 2 sports wagering licenses have been awarded, but they remain available. The Category 1 sports wagering licensees began retail operations on January 31, 2023. The Category 1 sports wagering licensees and six Category 3 sports wagering licensees began online and mobile operations on March 10, 2023. Two additional Category 3 sports wagering licensees have since begun online and mobile operations. As of March 2024, with the Commission’s approval, two of the initial licensees have ceased operations in Massachusetts.

Limitations on Tax Revenues

Chapter 62F of the General Laws (“Chapter 62F”) establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable State tax revenue” for each fiscal year. Chapter 62F also requires that allowable State tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Prior to tax year 2023, any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Effective for tax year 2023 and thereafter, the credit is provided in an equal amount to all taxpayers, replacing the proportional distribution previously required by Chapter 62F. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of State financial assistance to local governmental units, obligations under the State governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.

FISCAL 2024 AND FISCAL 2025

Fiscal 2025

On January 8, 2024, a fiscal 2025 consensus tax revenue estimate of $40.202 billion, as well as a $1.3 billion estimate of revenue from the 4% surtax on personal income above the surtax threshold of $1 million (adjusted for inflation annually in each tax year after 2023), were agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2025 consensus tax revenue estimate of $40.202 billion (excluding estimated income surtax revenues) represents revenue growth of 2% above the revised fiscal 2024 estimate of $39.410 billion. The estimated $1.3 billion of additional income surtax revenue will be available in fiscal 2025 to support additional spending on education and transportation initiatives.

After accounting for statutorily required transfers for pensions, and to the MBTA, the MSBA and the Workforce Training Fund, the Secretary and Committee chairs agreed that $32.904 billion (exclusive of the expected additional income surtax revenue) would be the maximum amount of tax revenue available for the fiscal 2025 budget.

The fiscal 2025 budget was approved by the Governor on July 29, 2024, providing for approximately $57.78 billion in authorized spending. In signing the budget, the Governor vetoed $248 million in net spending or $317 million in gross spending approved by the Legislature, contributing to a budget which is $353 million or 0.6 percent less than the Governor’s initial filed budget proposal. The fiscal 2025 budget is approximately 3.1% greater than the fiscal 2024 enacted budget at the time of the Governor’s approval. The fiscal 2025 budget as approved by the Governor incorporates a $41.662 billion tax revenue forecast, which reflects the consensus tax revenue estimate of $40.202 billion, the $1.3 billion estimate of revenue from the 4% surtax on personal income above $1 million (adjusted annually for inflation), and $160 million incremental impact from the implementation of a two month tax amnesty program together with tax enforcement initiatives and the elimination of tax loopholes enacted as a part of the budget. The final budgeted tax revenue estimate is set at $41.607 billion after adjusting for the impact of the Affordable Homes Act signed by the Governor on August 6, 2024. The enacted budget additionally allows $375 million in capital gains tax revenue above the threshold to be diverted from the Stabilization Fund to be used for expenditures, if necessary, and contains provisions authorizing online Lottery sales for individuals 21 years and older, free community college for certain Massachusetts residents, free regional transportation and continuation of certain COVID-era childcare subsidies. On February 28, 2025, the Governor approved a supplemental budget for fiscal 2025 allocating an additional $425 million from the Transitional Escrow Fund to support emergency shelter assistance spending, including additional aid to school districts impacted by increased student enrollment and communities hosting unhoused families and family shelter sites. The enacted legislation also includes changes to the Commonwealth’s right to shelter law, including requiring pre-placement verification of eligibility for most families, restoring a statutory residency requirement for families, and strengthening criminal background checks, in order to address the needs of unhoused families while ensuring the long-term sustainability of the state shelter system.

On April 2, 2025, the Governor filed an additional supplemental budget for fiscal 2025 to support mid-year budgetary needs for state services such as food access, public safety, early education and childcare, and state employee health insurance costs, allocating $756.4 million in gross spending, at a net cost of $544.7 million after offsets. The proposed legislation also provides supplemental payments, at no net cost to the state, to hospitals through the Medical Assistance Trust Fund. On May 15, 2025, the Governor approved legislation appropriating $240 million for state employee health insurance. On May 29, 2025, the Governor approved legislation appropriating $190 million from the Education and Transportation Fund to support childcare financial assistance in fiscal year 2025 including, $96 million for the Department of Children and Families and Department of Transitional Assistance (“DTA”) related to childcare and $94 million for the Income Eligible Child Care Program. The other proposals in the Governor’s supplemental budget remain pending before the legislature.

In May 2025 the Governor announced a hiring freeze across the Executive Branch, effective as of May 27, 2025, as a proactive step to manage spending and preserve flexibility. The Commonwealth expects to reevaluate the need for ongoing hiring controls following the adoption and implementation of the fiscal 2026 budget.

Fiscal 2025

On January 9, 2025, a fiscal 2026 consensus tax revenue estimate of $43.614 billion, comprised of a baseline consensus revenue estimate of $41.214 billion and a $2.4 billion estimate of revenue from the 4% surtax on personal income above the surtax threshold of $1 million (adjusted for inflation annually in each tax year after 2023), were agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2026 baseline consensus tax revenue estimate of $41.214 billion (excluding estimated income surtax revenues) represents revenue growth of 2.25% above the fiscal 2025 estimate of $40.307 billion, excluding the budgeted fiscal 2025 surtax estimate of $1.3 billion. The parties also agreed to a spending threshold of $1.95 billion from income surtax revenue in fiscal 2026 to support additional spending on education and transportation initiatives.

After accounting for statutorily required transfers for pensions, and to the MBTA, the MSBA and the Workforce Training Fund, the Secretary and Committee chairs agreed that $32.9 billion (exclusive of the expected additional income surtax revenue) would be the maximum amount of tax revenue available for the fiscal 2026 budget.

On January 22, 2025, the Governor filed her fiscal 2026 budget recommendation, providing for a total of $59.6 billion in authorized spending, a 2.6% increase over the revised fiscal 2025 estimate, excluding spending of income surtax revenue and projected transfers to the Medical Assistance Trust Fund. The proposed fiscal 2026 budget also provides for $1.95 billion in spending from income surtax revenue, of which $765 million is allocated to investments in transportation, including $500 million to stabilize MBTA operations, and $1.185 billion is allocated to investments in education, including early education, universal school meals, K-12 programs and higher education capital improvements. Alongside the fiscal 2026 general appropriation budget, the Governor filed a supplemental budget allocating $1.32 billion in fiscal years 2023 and 2024 surplus income surtax revenue to support an additional $857.5 million in transportation investments and $462.5 million in support of education programs, available for expenditure through fiscal year 2028. These budget bills are pending before the legislature.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. The Commonwealth does not engage in inter-fund borrowing but pools its non-segregated (primarily non-Stabilization Fund) cash. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All revenue anticipation notes, including those issued as commercial paper, must be repaid by the end of the fiscal year.

The state currently has liquidity support through a $500 million line of credit.

For cash flow needs, the State Treasurer has historically issued revenue anticipation notes (“RANs”). As of March 31, 2025, there were no RANs outstanding, and the State Treasurer does not currently anticipate issuing RANs in fiscal 2025 or fiscal 2026.

Commonwealth cash deposits are held in insured or collateralized bank accounts and with the Massachusetts Municipal Depository Trust (“MMDT”), the Commonwealth’s investment pool for governmental entities. MMDT consists of two portfolios, professionally managed by Federated Investors Inc., the Cash Portfolio, and the Short-Term Bond Fund. Cash Portfolio investments are carried at amortized cost, which approximates fair value. Short-Term Bond Fund investments are carried at fair value. General operating cash is invested in the Cash Portfolio, and moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the Cash Portfolio, and the Short-Term Bond Fund.

The Cash Portfolio invests in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments (eligible under GASB Statement No. 79) of domestic and foreign issuers, United States government securities and repurchase agreements. As of January 31, 2025, the Cash Portfolio holdings were made up of Financial Company Commercial Paper 27.9%, Non-Negotiable Time Deposit 19.9%, Asset Backed Commercial Paper 10.7%, , U.S. Government Agency Repurchase Agreement 10.3%, Other Instrument 5.3%, Tender Option Bond 3.4%, Non-Financial Company Commercial Paper 1 .7%, Variable Rate Demand Note 1. 1%, and Other Asset Back Securities 0. 2%. As of January 31, 2025, the Cash Portfolio’s monthly weighted average life was 57 days, and the monthly weighted average maturity was 44 days. The three objectives for the Cash Portfolio are safety, liquidity, and yield. The Cash Portfolio maintains a stable net asset value of one dollar and is marked to market daily.

The Short-Term Bond Fund invests in a diversified portfolio of investment grade debt securities. As of January 31, 2025, the Short-Term Bond Fund holdings were made up of U.S. Treasury Securities 61.4%, Financial Inst.- Banking 4. 4%, Technology 3.3%, Utility - Electric 3. 2%, FNMA 2.6%, FHLMC MBS 2.5%, Auto Receivables 2.3%, Financial Inst.- Insurance – Life 2.1%, Asset Backed Securities 1. 6%, Consumer Non-cyclical Pharmaceuticals 1. 3%, and Other 15.3%. The Short-Term Bond Fund seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one-half year duration of the benchmark. The benchmark for the Short-Term Bond Fund is the Bloomberg 1-5 Year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds.

On June 13, 2024, the Governor released the Capital Investment Plan for fiscal years 2025-2029 to support investments in transportation, economic development, climate resiliency, housing, education, technology and health and human services. The plan projects $5.860 billion in fiscal 2025 spending on capital projects, including $3.117 billion of bond cap spending, $1.467 billion of spending supported by federal reimbursements and grants, and $1.276 billion of spending from other sources including special obligation bonds, anticipated savings or revenues generated by the projects, pay-as-you-go operating revenues, and other non-Commonwealth sources such as contributions from municipalities and American Rescue Plan Act funds.

LEGAL MATTERS

There are pending in State and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Marsters et al v. Healey et al (Formerly Simmons et al v. Baker et al), United States District Court, Massachusetts. In October 2022, Massachusetts Senior Action Council and seven individuals who are residents of various Massachusetts nursing facilities sued the Governor, the Executive Office of Health and Human Services, the Executive Office of Elder Affairs, and the Executive Office for Administration and Finance. The plaintiffs claimed that they and a putative class of up to 22,000 individuals with disabilities were unduly segregated in nursing facilities in violation of the Americans with Disabilities Act (ADA) and that they were entitled to, among other things, the receipt of services, including housing and other residential supports, in integrated community-based settings and as an alternative to nursing facility care. The plaintiffs further asserted claims related to federal Pre-Admission Screening and Resident Review (PASRR) requirements and asserted that individuals with serious mental illness were being unnecessarily admitted to nursing facilities rather than being served in community-based settings. Plaintiffs asserted claims under the ADA, the federal Rehabilitation Act, and the Medicaid Act; and were seeking declaratory and injunctive relief.

Through mediation, the parties agreed to settlement terms in February 2024. The settlement agreement has an 8-year term. The Commonwealth may seek an early exit from the settlement if it achieves the required transitions sooner. The estimated cost of the settlement is $1.3 billion over eight years.

Federal Audits and Regulatory Reviews

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now the Centers for Medicare and Medicaid Services (“CMS”)) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. The Commonwealth believes that the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund, are within the federal law pertaining to health care-related taxes, but nevertheless sought federal waivers for the assessments as instructed by CMS. In 2017, a change in State law was made to the hospital assessment making a federal waiver for the hospital assessment unnecessary. In 2022, the hospital assessment was restructured pursuant to another change in state law and is currently operating under an approved federal waiver. The Commonwealth collected an estimated $6.234 billion in acute hospital assessments between 1990 and the end of Health Safety Net fiscal year 2017 and will have collected an estimated $4.184 billion in surcharge payments between 1998 and the final month for which the payor surcharge was assessed, December 2024. Effective January 1, 2025, Health Safety Net Trust Fund has all necessary federal approvals for its new managed care organization assessment.

In re: Centers for Medicare and Medicaid Services: Disallowance Number MA/2018/001/MAP (1115(a) Demonstration Claiming Authority for Primary Care Payment Reform Initiative). On November 20, 2018, CMS issued to the Commonwealth a notice of disallowance in the amount of $70.9 million in federal financial participation (“FFP”) for expenditures between March 31, 2014, and December 31, 2016, related to MassHealth’s Primary Care Payment Reform Initiative (“PCPRI”). PCPRI was a payment model that bundled service payments to discourage billing based on fee-for-services, rewarded providers for achieving quality goals by providing certain quality incentive payments, and rewarded providers by sharing savings and losses with them. In its disallowance letter, CMS asserts that EOHHS lacked explicit authority under its 1115 Demonstration Project to make payments that deviated from those that were described (or could be approved) under the Medicaid State Plan because (i) PCPRI was not mentioned by name in the 1115 Demonstration Project, (ii) there was no specific expenditure authority to support these payments, and (iii) CMS never approved the PCPRI addendum to the Primary Care Clinician (“PCC”) Plan contract. EOHHS maintains that it has authority under the 1115 Demonstration Project to make enhanced primary care clinician payments consistent with the PCPRI program and that no additional authority was necessary to make the payments. MassHealth contends that it sent CMS the PCPRI addendum to the PCC Plan contract in March 2014, but that CMS failed to act on it, either by approving or denying the addendum. EOHHS responded to the disallowance letter by requesting reconsideration, which CMS denied on March 15, 2019. EOHHS submitted a Notice of Appeal to the federal Health and Human Services Departmental

Appeals Board (“DAB”) on May 13, 2019. Briefing was completed, and oral argument occurred on October 15, 2020. At oral arguments, the DAB asked whether CMS would consider waiving the two-year-claiming rule if the State were to now submit the fee-for-service claims for primary care services rendered through the PCPR program. On July 30, 2021, CMS filed a Case Statement apprising the DAB that CMS is not willing to consider reviewing disallowed claims because CMS believes it is unable to waive the timely filing requirement unless the State meets an exception to the rule, and CMS does not believe the State meets any such exception. EOHHS responded that, in light of CMS’ decision to issue the disallowance more than two years after the claims accrued, CMS’ unwillingness to consider reviewing the disallowed claims for the services provided under PCPR based on the timely filing requirement is arbitrary, capricious, and an abuse of discretion. On February 2, 2024, the DAB issued an “Order to Develop Record,” which recited background facts of the case but did not reach a determination. Rather, the DAB’s Order required the parties to file responses to a set of questions and provide additional documents into the record. In lieu of responding to the DAB Order, the parties agreed to voluntary mediation which has ended without a successful resolution. Unless the parties are able to negotiate a settlement outside of mediation, the parties will submit their filings in response to the Order and the DAB will issue a ruling. Decisions by the DAB regarding Medicaid disputes between CMS and states regarding FFP are the final decision of Health and Human Services. A final negative decision would be appealable to the federal district court.

Taxes

Brownfields Tax Credits Claims. A brownfields tax credit for environmental response actions was established under the provisions of General Laws Chapter 62, § 6(j) and Chapter 63, § 38Q. Under the statutes, a business corporation, individual taxpayer, or non-profit organization which remediates certain contaminated properties may be eligible for a credit for costs incurred in the remediation of such property. The Department of Revenue carefully examines facts on applications from various taxpayers for brownfields tax credits in amounts that often exceed $1 million. Currently the Department of Revenue estimates a total of $112 million of potential revenue loss, with four of the individual credit amount claims exceeding $10 million each.

Film Credits Claims. Under the provisions of General Laws Chapter 62, § 6(l), Chapter 63, § 38X, and Chapter 64H, § 6(ww), personal income tax and corporate excise tax credits and sales tax exemptions are available to qualifying taxpayers in the motion picture industry (commonly referred to as Film Credits). The Department of Revenue carefully examines and sometimes declines preliminary approval of applications from various taxpayers for Film Credits, against taxable income, in amounts that often exceed $1 million. Currently the Department of Revenue estimates a total potential revenue loss of approximately $59 million, with two of the individual credit amount claims exceeding $10 million.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al., Supreme Judicial Court, Middlesex Superior Court (a/k/a the Tobacco Master Settlement Agreement, Nonparticipating Manufacturer (“NPM”) Adjustment Disputes)

These matters arise under the Tobacco Master Settlement Agreement (MSA), entered into in 1998, that settled litigation and claims by Massachusetts and 51 other states or dependencies (collectively, the “States”) against the major tobacco manufacturers. Under the MSA, yearly payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively, the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the PMs suffer a specified market share loss as compared to their market share during the base year 1997. Under the MSA, a nationally recognized economic firm selected jointly by the States and the PMs must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for a given year. Even if such a determination is made, the States can still avoid the NPM Adjustment if it is determined that the States “diligently enforced” their individual NPM Escrow Statutes.

Commencing with NPM Adjustment Year 2005, the PMs sought to reduce the MSA payments they made to the States for sales in each year thereafter and notified the States of their intent to arbitrate the issue of whether each State diligently enforced its NPM Escrow Statute in each of the NPM Adjustment Years from 2005 through 2008, inclusive, of the 2003 NPM Adjustment Arbitration proceedings. On August 1, 2024, the Commonwealth and the PMs reached settlement with respect to seven of the disputed years (2005 through 2011) pursuant to which the Commonwealth will receive $600 million in fiscal 2025 as part of this settlement. This money represents both a settlement of the 2005-2011 disputes as well as the release of other amounts from a disputed payment account. Additionally, the settlement agreement contemplates other remaining NPM Adjustment disputes being resolved more efficiently and additional annual payments in future years.

Other

Drug Testing Laboratory Disputes. In 2012 and 2013, charges were brought against two chemists, working in two separate Commonwealth drug testing laboratories in Boston and Amherst, alleging malfeasance by such chemists in the handling and testing of laboratory samples and/or the adulteration or theft of seized drugs used as evidence in criminal cases. Both chemists were subsequently convicted. Following judicial review, more than 21,000 criminal cases potentially affected by altered drug evidence from the Boston laboratory were vacated or dismissed, with only a few hundred potentially affected criminal cases remaining open for re-prosecution. Pursuant to a court order, indigent defendants in the cases that remain who wish to pursue vacatur or a new trial will be assigned counsel, at State expense. Additionally, in actions relating to the Amherst laboratory, a court found that, in addition to the chemist’s malfeasance, two former prosecutors “tampered with the fair administration of justice” and perpetrated “a fraud upon the court” by deliberately concealing documents relevant to the chemist’s actions, with implications for thousands of drug tests conducted by the Amherst laboratory. Notwithstanding the court’s finding that, with the exception of the identified chemist’s work, the Amherst laboratory was “free from any deficiency in analytical procedure, was kept in an orderly fashion, and that work flowed through the lab smoothly,” the Supreme Judicial Court ordered, in relevant part, that all convictions based on evidence tested at the Amherst laboratory on or after January 1, 2009 and through January 18, 2013, must be vacated and dismissed, regardless of the chemist who signed the drug certificate, as well as all methamphetamine convictions where the drugs were tested at the Amherst laboratory during the convicted chemist’s tenure (2004-2013). See Committee for Public Counsel Services, et al. v. Attorney General of Massachusetts, et al., SJC-12471 (Oct. 11, 2018). In September 2019, a court-appointed Special Master filed a report, stating that more than 24,000 convictions in more than 16,000 cases had been dismissed due to misconduct in the Amherst laboratory. Consequently, several civil actions ensued, in both state and federal court, relating to the rights of those defendants potentially affected by the malfeasance of the two chemists and two attorneys’ misconduct described above, and more are expected.

In addition, plaintiffs have sought, and may in the future seek, compensatory as well as punitive damages, interest, costs, and attorneys’ fees. In Nelson v. Colorado, 137 S. Ct. 1239 (2017), the United States Supreme Court declared that when a criminal conviction is invalidated by a reviewing court and no retrial will occur, a state is obliged to refund fees, court costs, and any restitution exacted from a defendant, because of the conviction. Based on this Supreme Court decision, a class action was filed in federal court on behalf of the criminal defendants, whose convictions were vacated as the result of the potentially tainted drug tests in the two laboratories, seeking “refund of all Case-Related Payments, payment for all Uncompensated Labor, and return of all Forfeited Property.” Foster, et al. v. Commonwealth, et al., Docket No. 1:18-cv-10354-IT (D. Mass. filed Feb. 23, 2018). On February 3, 2023, the Plaintiffs filed a Second Amended Complaint in the federal action seeking relief only related to forfeitures of money and property from class members in connection with now-vacated criminal convictions, with the action now styled as Cotto, et al. v. Campbell, et al ., No. 23-2069 (1st Cir. A motion to dismiss for certain of the defendants in the federal case was granted on November 13, 2023, and the remaining Commonwealth defendants appealed the November 13, 2023 order denying their motions to dismiss. On January 22, 2025, the First Circuit issued an opinion and judgment ordering that the remainder of the case be dismissed. On February 13, 2025, in accordance with the First Circuit’s mandate, the District Court issued an order dismissing the case. The deadline for appealing the First Circuit’s decision has not yet elapsed.

There were tens of thousands of criminal cases potentially affected by misconduct at the two laboratories. The plaintiffs in Foster also filed a state court complaint covering most of the claims contained in the federal complaint, and their motion for class certification was allowed on May 13, 20220. Foster et al. v. Commonwealth, No. 1984CV03373 (Suffolk Super. Ct. filed Oct. 29, 2019). The settlement of that class action (which consists of approximately 31,000 individuals) was approved by the Superior Court on October 6, 2022, but the relief was limited to the refund of certain fees and fines. The settlement has now been largely administered and paid for. The District Attorneys for both Middlesex and Suffolk Counties have separately filed motions asking that the SJC consider whether the remedies in response to the overall conduct and operation of the Boston and Amherst drug labs are sufficient, or whether convictions based on the drug analyses performed by all the chemists, in addition to the two identified chemists, should also be set aside. The motion of the Middlesex County District Attorney was denied without prejudice as premature. See Commonwealth v. Ricky Simmons, No. SJC-13114 (July 28, 2021). Notwithstanding the SJC’s denial in the Simmons matter, the Court has ordered each of the Massachusetts State Police (MSP), the state Office of the Inspector General (OIG) and the Attorney General’s Office to produce certain internal documentation for review of whether there have been violations of state or federal law. The next status of review conference is scheduled for November 22, 2024. Additionally, the

Suffolk County District Attorney unsuccessfully moved the Superior Court to report certain questions to the SJC. See Commonwealth v. Justino Escobar, 479 Mass. 1010, 94 N.E.3d 844 (2018). After the Superior Court denied the motion on October 6, 2021, the Defendant filed a notice of appeal and a petition for direct appellate review. See Commonwealth v. Justino Escobar, No. 0984-CR-10059; Commonwealth v. Justino Escobar, DAR-28550. Although the petition for direct appellate review was denied on January 6, 2022 and the appeal vacated without prejudice on January 23, 2023. Should the Defendant prevail in this matter, the number of affected criminal defendants could be significantly increased. On March 7, 2024, the Superior Court in Escobar, like in the Simmons matter, ordered the production of OIG communications. On March 28, 2024, the Commonwealth moved for reconsideration of the March 7, 2024 Order. At a scheduled hearing, on March 29, 2024, Judge Haggan ordered OIG to produce the relevant documents to the Court by May 31, 2024, for an in-camera review. On June 9, 2024, the Commonwealth filed a response to the Defendant’s Motion for a New Trial, assenting to the Defendant’s Motion and informing the Court of its intent to file a nolle prosequi should a New Trial be granted. This case was consolidated with the other Suffolk and Middlesex cases and a status review conference is scheduled for November 22, 2024. Based on the court decisions to date and depending on the outcomes of the additional cases filed and cases that may be filed in the future, the Commonwealth could be required to budget for millions of dollars’ worth of refundable exactions, settlements, and administrative expenses.

Stephen D. Anderson, and others v. Geoffrey E. Snyder, New Hampshire Superior Ct., Docket No. 218-2023-CV-00507. This case arises from Massachusetts’s temporary state income tax regulation during the COVID-19 state of emergency that was designed to maintain the pre-pandemic status quo for sourcing nonresident employees’ income from their work for Massachusetts businesses. Plaintiffs are a group of ten New Hampshire residents who allege they worked for Massachusetts businesses remotely from their homes in New Hampshire while the Massachusetts temporary state income tax regulation was in effect in 2020 and 2021. Plaintiffs initiated this class action suit against Defendant Geoffrey E. Snyder, Commissioner of the Massachusetts Department of Revenue, in his individual capacity seeking monetary damages for the Massachusetts state income taxes they claim were illegally collected from them. On April 15, 2024, the Court (English, J.) granted the Commissioner’s motion to dismiss, finding that the Commissioner lacked minimum contacts with the State of New Hampshire and that, accordingly, the Court lacked jurisdiction to hear a claim against him in his individual capacity. In light of this ruling, final judgment has been entered in favor of the Commissioner on all counts of the Plaintiffs’ complaint. The plaintiffs’ subsequently appealed and the appeal was argued before the New Hampshire Supreme Court on April 17, 2025, with a published decision expected to follow sometime over the next few months. The Department of Revenue estimates a total potential revenue loss in the event of an adverse final adjudication in this case of between $102 million and $184 million.

Paid Family Medical Leave Appeal. On April 12, 2021, the Executive Office of Labor and Workforce Development (“EOLWD”) and the Department of Family and Medical Leave (“DFML”) denied a request from a group of twenty-five affiliated employers (collectively, the “taxpayers”) for a refund of medical leave contributions remitted from October 2019 through September 2020. The taxpayers argued that they were entitled to refunds because their private medical plans were approved for exemption in the third quarter of 2020, prior to the date when, by statute, employees became eligible to file medical-leave claims with DFML. EOLWD and DFML assert there is no statutory provision for a refund of contributions properly remitted where an employer later becomes exempt from remitting contributions. On April 6, 2022, the taxpayers filed amended Paid Family Medical Leave (“PFML”) returns for quarters ended December 31, 2019 through September 30, 2020 reporting zero tax. The amended returns were not accepted as the refund requests were previously denied. On January 30, 2023, the Department of Revenue (“DOR”) provided notice to the taxpayers that it would not accept the amended returns. The taxpayers filed Applications for Abatement with DOR seeking a refund of the medical leave contributions at issue in the total amount of approximately $38.8 million. Those refund requests were deemed denied on November 14, 2023, and the taxpayer filed a Petition with the Appellate Tax Board (“Board”) on January 22, 2024. DOR and the taxpayers agreed to forego an evidentiary hearing and to submit the case to the Board on briefs followed by oral argument. The Board adopted the following schedule: the taxpayers’ initial brief shall be filed by June 9, 2025, DOR’s responsive brief shall be filed by July 31, 2025, the taxpayers’ reply brief shall be filed by September 3, 2025, and the Board will hear oral argument on October 3, 2025.

* * * * *

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts State personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Appendix F

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement (“AIS”), dated June 12, 2025, as updated on October 30, 2025. The Funds have not verified the accuracy, completeness or timeliness of the information contained in the AIS. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such AIS and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY

New York is the fourth most populous state in the nation, after California, Texas and Florida, and had a relatively high level of personal wealth. The State’s economy is diverse, with a large share of the nation’s financial activities, information, education, and health services employment, and a small share of the nation’s farming and mining activity. The State’s location, air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

The U.S. Economy

As the State entered the new fiscal year, the U.S. economy appeared to be heading into stagflation conditions – a period during which inflation remains elevated while economic growth slows to a pace below its long-run trend. This represents a shift from recent U.S. economic performance. After robust growth during the second half of 2024, U.S. real GDP contracted by 0.2 percent in the first quarter of 2025. This contraction was driven by a surge of imports in response to anticipated tariff hikes which, without a corresponding increase in exports, increases the trade deficit. It is not indicative of an imminent decline in economic activity. Healthy growth in domestic final sales, which is the sum of personal consumption expenditures and gross private fixed investment, suggests economic output remained resilient. National employment growth remained strong, and the unemployment rate was relatively low at 4.2 percent in May 2025. Price inflation continued moderating towards the Federal Reserve’s 2.0 percent target with a slight uptick in May 2025.

U.S. Economic Forecast

Looking ahead, concerns about Federal economic policy related to tariffs and Federal spending have led to downgraded economic scenarios for 2025 and 2026. Forward-looking indicators related to consumer and business sentiments suggest a growing pessimism about the economy, alongside rising inflation expectations. Economic data published by Federal statistical agencies on output, employment, income, and prices are lagged in providing insights into the economic situation in the current quarter. As of May 2025, Federal economic data have yet to show significant deterioration in the economy.

Once domestic final sales pay back earlier gains made in the first quarter due to purchases prompted by the coming tariffs, economic growth is poised to slow in the remainder of 2025. Meanwhile, trade policy is still evolving, so the size and timing of the policy changes and their ultimate economic implications remain unknown. The New York Division of the Budget’s (“DOB”) baseline economic outlook expects tariff hikes and corresponding retaliation by trading partners will push up the prices of goods and weigh on consumer spending, business investment, imports, and exports; however, the U.S. economy is not expected to fall into a recession. The baseline forecast also assumes an extension of the Tax Cuts and Jobs Act of 2017 (“TCJA”) beyond 2025 and a more restrictive immigration policy that will reduce national labor supply growth. Meanwhile, business investment, particularly productivity-enhancing tech investment, may be buoyed under the corporate tax cuts that were already a part of the TCJA, partially offsetting the negative impact from tariffs on investment.

On balance, U.S. real GDP growth is forecast to slow from an average pace of 2.8 percent in 2024 to 1.2 percent in 2025 and 1.3 percent in 2026, below its long-term potential growth. Meanwhile, price inflation will rise and remain above the Federal Reserve’s target inflation rate following the expected tariff hikes and tax cuts. The Federal Reserve is expected to resume its rate cuts in the second half of 2025 to support potential weakening in consumer spending, residential and business investment, as well as employment and income gains.

In line with broader national trends of slowing economic momentum, a cooling labor market, and heightened uncertainty due to Federal tariffs and immigration policies, New York State’s employment growth is expected to decelerate to 0.6 percent in 2025 from a robust 1.6 percent rate in 2024. Job growth is projected to slow down further to just 0.3 percent in 2026 due to the softening national economy and ongoing labor shortages. This suggests employment growth will be at its weakest pace since 2011, excluding the pandemic-led decline in 2020.

The slowdown in job growth is expected to suppress personal income growth. State personal income is forecast to grow by 3.5 percent in FY 2026, down from an estimated 5.4 percent in FY 2025. This deceleration is attributed to the slower wage growth during the economic slowdown. As bonus growth declines and the labor market weakens, State wage growth is projected to slow to 2.4 percent in FY 2026. Looking ahead, a modest recovery in the national economy is anticipated to provide tailwinds to New York State’s personal income outlook after FY 2026. In FY 2027, State personal income and wage growth rates are expected to return to average rates seen before the pandemic recession and grow by 3.7 percent and 3.6 percent, respectively, supported by improved financial conditions and a stabilized growth rate of bonus payouts despite relatively low employment growth.

The New York Economy

Consistent with the broader trend of a cooling national labor market, New York State’s labor market has continued to lose momentum. The State added an average of just 6,900 jobs per month in the first four months of 2025, less than half the monthly average of 14,400 job gains for the same period in 2024. The State’s labor market growth might be further constrained by subdued growth in the working age population driven by tightening immigration restrictions and the State’s aging population. New York’s foreign-born population (23.1 percent of the State population) is substantially larger than the Nation’s (14.3 percent of the total population). As a result, New York’s labor force could be more susceptible to changes in Federal immigration policy. Furthermore, the State’s population is older, with 18.6 percent of the State population at or over 65 years old compared to 17.7 percent of the nation.

Growing uncertainties stemming from international trade policy are likely to contribute to a slowdown in hiring. While New York State is less reliant on exports compared to the rest of the nation, it might still be negatively impacted. On average, the City of New York’s labor force grew by approximately 6,500 individuals per month in 2024 but lost a total of 1,200 people over the first four months of 2025. New York’s total employment is projected to grow by 0.6 percent in 2025, followed by even weaker growth of 0.3 percent in 2026 due to weak economic growth and constraints in the labor force.

New York’s unemployment rate is projected to be 4.4 percent in 2025, aligning with the national rate. The State’s unemployment rate was stable in 2024, hovering around 4.3 percent. The gap between the State rate and the national rate has been steadily narrowing since the State’s rate peaked at 16.7 percent during the pandemic. In March and April 2025, the State’s unemployment rate has matched the national rate after years of remaining above the national rate. The parity between these rates has been largely driven by a steadily declining unemployment rate in the City of New York (from 5.6 percent in December 2024 to 5.0 percent in April 2025). In 2025, employers in the City of New York continued adding jobs while the labor force contracted. The City’s labor force is expected to continue its contraction due to the expected slowdown in immigrant inflow and challenges of attracting and retaining workers due to high living costs. While the State’s unemployment rate is projected to rise to 4.6 percent in 2026, the unemployment rate will remain 0.1 percentage point below the national rate as State employment growth as well as labor shortages continue.

FINANCIAL PLAN OVERVIEW

FY 2026 Enacted Budget Agreement

The Governor submitted the FY 2026 Executive Budget to the Legislature on January 21, 2025, the day after the U.S. Presidential Inauguration, and the 30-Day amendments to the Executive Budget on February 20, 2025 .

On March 27, 2025, the Legislature enacted the annual debt service appropriations, without amendment, in advance of the new fiscal year that began on April 1. On May 8, 2025 the Legislature completed final action on the budget bills and delivered the bills to the Governor. The Governor completed her review of the budget bills on May 20, 2025. The legislative session concluded on June 12, 2025 for the Senate and is expected to conclude on June 17, 2025 for the Assembly. DOB does not anticipate any legislation with significant fiscal impacts will be approved.

The final budget agreement continues support for investments and increases to nearly all program areas made over the past three years and includes key elements of the Governor’s affordability proposals advanced in her Executive Budget. The Enacted Budget delivers $2 billion back to New Yorkers through Inflation Refund payments to qualified tax filers from surplus resources available in FY 2025, lowers the rates for five of the nine income tax brackets to reduce the tax burden, and significantly enhances the child tax credit for children under 4 years old in FY 2027 and for children 4 through 16 in FY 2028 and FY 2029. The Budget also increases or extends several other tax credits. To support the long-term cost of these tax cuts, the Enacted Budget extends the top tax rates for tax filers with taxable incomes above $2.1 million.

The Enacted Budget also includes increased funding to address public safety, mental health care, housing affordability and access, transportation, health care delivery, abortion access, and child care. In addition, it updates the Foundation Aid formula, increasing aid by 5.7 percent in School Year (SY) 2026. Additional spending is included to support a 2.6 percent targeted inflationary increase for certain eligible programs; free school meals for all students regardless of income; the remaining costs of tuition, fees, and books for community college students ages 25 to 55 pursuing select first-time associates degrees in high-demand occupations, including nursing, teaching in shortage areas, technology, and engineering; distressed hospital assistance; hunger prevention and nutrition assistance; operating aid for the State University of New York (SUNY) and City University of New York (CUNY) campuses and the SUNY Downstate Hospital; Medication-Assisted Treatment (MAT) for substance abuse disorders; mental health services for justice-involved individuals; law enforcement activities; City of New York (NYC) subway safety initiatives; and the authorized repayment of the outstanding Federal Unemployment Account loan that would otherwise be borne by businesses.

New capital funding commitments will support transportation, affordable and supportive housing, economic and community development, environmental and clean energy initiatives, increased access to care and housing opportunities for individuals facing mental health challenges, health care transformation, public safety, and investments in higher education. The new capital commitments enacted in the budget are funded not only with bonds but also with cash resources, to ensure the State’s debt burden remains affordable.

In addition, the Enacted Budget includes a multi-year spending plan supported by the Federal government’s approval of an assessment on managed care organizations (MCO) which took effect on January 1, 2025. The assessment is expected to provide up to $3.7 billion of new resources over two years, which will be deposited to the Healthcare Stability Fund (HSF). The resources are expected to be used to offset existing Global Cap Medicaid spending and provide additional funding for the Healthcare Safety Net Transformation Program, as well as increased funding for hospitals, nursing homes, outpatient clinics, maternal health services, and other health care providers. These resources and investments are dependent on the successful execution of the assessment, for which the Federal government’s current approval may be revisited or amended via regulation changes to prevent the State from receiving the planned two years of resources. Given the uncertainty of continued Federal approval, the Financial Plan does not include support for these investments in future years.

The Enacted Budget projects total spending in FY 2026 of $254.4 billion in All Governmental Funds and $146.1 billion in State Operating Funds. Compared to FY 2025 results, spending is projected to increase by $12.9 billion or 5.3 percent for All Governmental Funds and $12.4 billion or 9.3 percent for State Operating Funds. General Fund spending, which includes transfers to other funds, is projected to total $125.5 billion in FY 2026 inclusive of an estimated $7.2 billion transfer to the Unemployment Insurance Fund4 to support the planned payoff of a Federal Unemployment Account loan. Excluding this transfer, General Fund spending is projected to total $118.3 billion, an increase of $9.6 billion or 8.9 percent from FY 2025 results.

Roughly $6 billion, or almost half, of the projected State Operating Funds spending increase in FY 2026 supports the State’s two largest assistance and grants programs – Medicaid and School Aid. Another $3 billion in spending growth in FY 2026 is attributable to projected operational costs, including fringe benefits, for all branches of State government.

FY 2026 Budget Outlook

The projected General Fund budget gap in FY 2026 of $8.8 billion results from estimated spending growth exceeding the forecasted increase in resources available to support such growth.

In FY 2026, All Funds tax receipts are estimated to increase by $2.6 billion over the current year estimate. State Operating Funds spending is currently projected to outpace tax receipts and is projected to increase by $13.8 billion (10.4 percent) in FY 2026 compared to the estimated FY 2025 level. The State’s two largest programs, School Aid and Medicaid, continue to drive a large share (nearly half) of the spending growth in FY 2026. All other assistance and grants spending growth includes projected increases of $2.7 billion for all other areas including social services, mental hygiene, public safety, transportation, and higher education, as well as $2.3 billion in Other State Agency (OSA) local Medicaid spending that has been moved from the Department of Health (DOH) Medicaid Global Cap. Beginning in FY 2026, these costs that were previously reported in the DOH budget will now be reported in the respective agency budgets to more appropriately align program activities and costs to agencies responsible for managing such spending.

FY 2026 Financial Plan

Receipts

General Fund receipts, including transfers from other funds, are estimated to total nearly $115 billion in FY 2026, an increase of $ 383 million (0.3 percent) from FY 2025. As noted earlier, receipt levels in the General Fund may be significantly impacted by the deposit of dedicated taxes in other funds for debt service and PTET. Excluding the impact of debt prepayments and PTET, total General Fund tax receipts, including transfers after the payment of debt service, are estimated to total $103.9 billion in FY 2026, an increase of $4.3 billion (4.3 percent) from FY 2025. The following discussion of annual changes in tax receipts exclude the impact of PTET and debt prepayments.

PIT receipts are estimated to total $72.6 billion in FY 2026, an increase of $3.7 billion from the prior year. The increase reflects expected growth in all gross receipt components partially offset by an increase in total refunds.

Consumption/use tax receipts are estimated to total $18.7 billion in FY 2026, an increase of $389 million (2.1 percent) from FY 2025. This increase reflects the estimated growth of taxable consumption in the sales tax base.

Business tax receipts are estimated to remain virtually unchanged, primarily reflecting a projected increase in Corporate Franchise Tax (CFT) refunds and a projected decrease in bank audits, offset by increases in CFT gross receipts, audits, and gross insurance receipts.

Other tax receipts are estimated to total $2.5 billion in FY 2026, an increase of $163 million from FY 2025. This is primarily due to estimated increases in both estate tax and real estate transfer tax receipts. These increases reflect an expected decrease in estate tax refunds, as well as estimated growth in household net worth, housing starts, and the average housing price, partially offset by estimated declines in the S&P 500 and finance and insurance sector bonuses.

The reduction in non-tax receipts reflects the final planned use of State and Local Fiscal Recovery Fund (SLFRF) resources in FY 2025 consistent with Federal treasury rules and the continued practice of budgeting for a $2 billion transaction risk reserve that partially offsets total projected transfers from other funds and provides a hedge against risks to receipts that may materialize later in the fiscal year. Other year-to-year reductions include lower FY 2026 estimates for abandoned property receipts and investment income commensurate with projected fund balance declines. These decreases are partly offset by available resources in other funds, including interest earned on monies awarded under the SLFRF program which will be transferred to the General Fund over several years.

Disbursements

General Fund disbursements, including transfers to other funds, are expected to grow by $16.8 billion (15.5 percent), totaling $125.5 billion in FY 2026, mostly driven by increased funding for Foundation Aid, Medicaid and extraordinary transfers to the Federal Unemployment Account; excluding these transfers, General Fund spending grows by 8.9 percent.

Assistance and grants spending supported by the General Fund is estimated to total $84 billion in FY 2026, an increase of $9.2 billion (12.3 percent) from FY 2025. General Fund spending for education, health care, and continued time-limited support to the City of New York for asylum seeker assistance represents nearly all of the assistance and grants spending growth. General

Fund support for these programs is also affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds.

General Fund support for School Aid is estimated to increase by $1.4 billion (4.8 percent) on a State fiscal year basis. This growth reflects enacted reforms to the Foundation Aid formula, including updates to the formula’s two measures of the percentage of low-income-students in a district, an increase in aid for English Language Learners, additional aid to low-wealth school districts, modifications to the Regional Cost index and a minimum 2 percent annual increase in aid to districts. In addition, the annual increase in School Aid spending reflects enhancements to Special Services Aid and BOCES Aid and provides additional aid to school districts with large portions of their enrollment attending charter schools.

Medicaid spending is projected to grow by $1.5 billion, primarily due to the additional Global Cap spending allowance that supports enrollment and escalating MLTC growth offset by $500 million in expected MCO assessment resources to support existing Global cap investments. Beginning in FY 2026, costs reported under the DOH Medicaid budget exclude OSA local Medicaid expenses which were included under the Global Cap. These costs, previously reported in the DOH budget, will now be reported in the respective agencies, including OPWDD and OMH.

Other assistance and grants growth is primarily the result of continued State support of an expanded level and eligibility of child care subsidies, hunger prevention and nutrition assistance, programs for older adults, City of New York subway safety initiatives, funding to offset county costs related to the assigned counsel rate for attorneys providing services to low-income individuals, CUNY operational support, asylum seeker assistance, and new initiatives to provide universal free school meals and free community college for high-demand fields.

Agency operations and fringe benefits growth is impacted by the Federal Emergency Management Agency (FEMA) reimbursements for prior year COVID-19 pandemic related eligible spending. Excluding these reimbursements, the largest drivers of growth include rising health insurance costs for State employees, Judicial staffing and operational increases, general salary increases consistent with existing collective bargaining agreements, investments in cybersecurity and information technology, and continued staffing increases across various agencies. In addition, spending has been increased for the MAT Program which provides treatment for incarcerated individuals in State correctional facilities with substance use disorder, enhanced security measures for correctional facilities, and an increase in the National Guard members assigned to the Joint Task Force Empire Shield Mission, which provides support to deter and prevent terrorist activity in the City of New York area, including transit and commuter hubs. In response to the CO strike, spending has been increased to support the deployment of the National Guard members to staff prisons, enhanced overtime rates, and expanded recruitment efforts.

The Judiciary spending plan includes a substantial increase in FY 2026 to support general salary increases and other non-judicial staffing initiatives, including new court clerks and attorneys, costs associated with four court officer academy classes, and increased staffing levels to address case backlogs. The Judiciary’s budget also includes funding for: ten City of New York Family Court Support Magistrates, ten City of New York Civil Court judges, and five Court of Claims judges; increases for various technology initiatives; cost of living adjustment for contractual providers of the Attorney for Child program; expansion of various programs including Alternative Dispute Resolution and Alternatives to Incarceration; and providing for health insurance and pension cost increases.

The increase in General Fund transfers is attributable to $7.2 billion of extraordinary one-time transfers to the Federal Unemployment Account planned in FY 2026, which is partly offset by a decline in transfers to support capital projects due to timing of bond proceed reimbursements and one-time funding for HSF in FY 2025. Other transfer changes include additional State general operating aid for SUNY four-year campuses and Downstate Hospital, funding to support targeted engineering pay increases and revised projections across various programs and funds.

General Fund Closing Balance

The General Fund closing balance is comprised of Principal Reserves to protect essential services in the event of a significant economic downturn and other reserves that are programmed for the timing of payments and to reduce outyear gaps, manage risks, and support future costs that include tax refunds and liabilities, capital projects, and operational needs.

DOB expects the General Fund to end FY 2026 with a balance of $44.9 billion, nearly $12 billion below the FY 2025 closing balance. The decrease is comprised of the expected use of resources to support extraordinary transfers to the Federal

Unemployment Account, one-time costs related to the CO strike and staffing shortage, PTET related credits and offsets, debt management, existing capital commitments and projects, and the timing of payments delayed from prior years.

Cash Flow

DOB expects that the General Fund will maintain sufficient liquidity in FY 2026 to make all planned payments as they become due. The State continues to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax Revenue bonds, continues to be set aside as required by law and bond covenants.

The Enacted Budget continues to authorize short-term financing for liquidity purposes during the fiscal year, and, in doing so, retains a cashflow management tool to manage unanticipated financial disruptions. Specifically, the authorization allows for the issuance of up to $3 billion of PIT revenue anticipation notes which mature no later than March 31, 2026. Borrowed amounts cannot be extended or refinanced beyond the initial maturity. The Financial Plan does not assume the use of short-term financing for liquidity purposes. DOB evaluates operating results and liquidity levels regularly and may adjust the use of notes based on liquidity needs, market considerations, and other factors.

APRIL – SEPTEMBER 2025 OPERATING RESULTS

Summary of General Fund Operating Results

The General Fund ended September 2025 with a positive variance driven in large part to routine timing related spending variances, FEMA reimbursement of previously incurred COVID-19 costs, and higher receipts inclusive of $525 million in PTET collections, which are Financial Plan neutral at year end via the reserve set aside to fund credits and refunds in subsequent years. DOB has revised the Updated Financial Plan projections for receipts and spending across several program and functional areas considering the operating results through the first half of the FY 2026.

Through September 2025, General Fund Receipts, including transfers from other funds, totaled $60.9 billion, $2.1 billion (3.7 percent) above the initial estimate.

FYE 2025 Personal Income Tax (PIT) receipts are estimated to increase from FY 2025, reflecting increases in all major gross receipt components, partially offset by modest growth in total refunds.

General Fund Spending

Receipts, including transfers from other funds and excluding PTET receipts, exceeded the initial estimate by $1.7 billion (3.2 percent). Higher PIT collections were driven by stronger than anticipated withholding, current estimated payments and assessments, partially offset by lower business tax collections, primarily gross CFT and Insurance tax receipts.

PTET collections exceeded the initial estimate driven by higher than projected estimated payments, slightly offset by increased State-City distribution offsets.

Higher miscellaneous receipts are comprised of greater than projected earnings from investment income and refunds and reimbursements. Transfers from Other Funds include FEMA reimbursement of previously incurred COVID-19 costs.

Spending, including transfers to other funds, was $1.9 billion (3.1 percent) below the initial estimate, primarily due to routine timing-related delays across all categories. The largest assistance and grants variances were observed in the following areas:

●	Children and Family Services ($655 million) primarily for Day Care and Child Welfare Services.
●	School Aid ($606 million) mainly due to lower than projected spending for Excess Cost Aid, categorical programs, General Aid and Statewide Universal Full-Day Prekindergarten (SUFPK).
●	Temporary and Disability Assistance ($425 million lower) reflecting the timing of payments for Asylum Seeker Assistance to the City of New York, the ERAP and the ESSHI.
●

Medicaid ($444 million higher) due to pending General Fund reconciliation of MCO assessment revenues in the HSF, delays in Federal approval of Indigent Care payments that offset general fund expenses, and the timing of Global Hospital Budget Initiative payments.

●	All Other Education ($374 million higher) driven by the timing of preschool and summer special education claims and payments.

●	Mental Hygiene ($256 million higher) mainly driven by the OMH Adult Residential and Non-Residential programs.

Medicaid spending was $250 million above the plan due to delays in expected reimbursements from the City of New York and increased costs in the Nursing Home Transition & Diversion/Traumatic Brain Injury waiver programs that are partly offset by lower Managed Care claims due to revised enrollment cost estimates.

Agency operations spending, including fringe benefits, varied marginally in aggregate. Transfers to Other Funds were lower than projected due mainly to slower spending for capital transportation projects.

Summary of All Governmental Funds Operating Results

All Governmental Funds ended September 2025 with a balance of $75 billion, $4.5 billion above the initial estimate driven by higher than projected receipts ($3.2 billion) and lower spending ($1.3 billion).

Receipts

All Funds receipts totaled $127.5 billion, exceeding initial estimates by $3.2 billion due to a combination of the timing of Federal operating aid spending and reimbursements, including earlier than planned Federal ARP education grants spending, higher tax collections, and miscellaneous receipts. In addition to the General Fund tax collections and miscellaneous receipts described above, collections exceeded planned amounts most significantly in the areas of HCRA and mobile sports wagering receipts.

Spending

Higher All Funds receipts were driven by Federal receipts and tax collections, partly offset by lower than planned miscellaneous receipts. The timing of Federal operating aid spending that is principally reimbursement-based drives Federal receipts variances and the tax variance is consistent with the General Fund variances described above. Lower than projected miscellaneous receipts were comprised of the timing of MCO collections into the HSF, partially offset by higher investment income and refunds and reimbursements.

All Funds disbursements were below the initial estimate mainly due to timing-related spending delays for assistance and grants, consistent with the variances described in the General Fund section above, as well as delays in transportation and environmental construction projects. Variances in Federal operating aid spending occurred in the following areas:

●

Medicaid (including administration) ($991 million lower) due to timing of claims disbursements that were processed to align with the disbursement of State claims, as well as earlier timing of Mainstream and MLTC withhold payments, and increased offsets for CHP claims resulting from higher than anticipated utilization.

●	Homeland Security and Emergency Services ($751 million higher) for FEMA funding that flows through the Updated Financial Plan to reimburse local entities for COVID-19 expenses.
●	Children and Family Services ($519 million higher) for prioritizing the use of Federal funds for Child Care, Title XX Equity grants and Child Welfare programs.
●	Public Health ($415 million higher) related to the timing of Federal CHP payments and credits.
●	Essential Plan ($353 million higher) due to program expansion and increased utilization.
●	Temporary and Disability Assistance ($348 million higher) related to Child Care, the Flexible Fund for Family Services and Public Assistance Benefit Payments.
●	School Aid ($385 million lower) due primarily to lower-than-expected spending on COVID-19 related grants and Elementary and Secondary Education Title Act grants.

All Governmental Funds Results Compared to Prior Year

The FY 2026 September All Funds balance, totaling $75 billion, was $1.1 billion higher than the prior year due to an increase in receipts ($7 billion), offset partially by an increase in annual disbursements ($7.5 billion).

Receipts

Compared to FY 2025 results through September, receipts and disbursements were higher in FY 2026 by $7.0 billion and $7.5 billion, respectively.

Excluding PTET collections, tax receipts grew by $4.6 billion (9.6 percent) reflective of anticipated growth across all tax categories, including substantial growth in PIT receipts experienced in the April 2025 settlement. Growth in Federal receipts typically mirrors the timing of Federal grant spending.

Spending

State Operating Funds spending through September increased 8.7 percent compared to the prior year and is consistent with the estimated annual growth. This spending growth reflects planned funding increases for nearly all areas, particularly for Mental Hygiene, Medicaid, School Aid (inclusive of increased General Aid spending), and Higher Education. Medicaid growth is largely attributable to increased Managed Care claims and non-recurring credits for HCBS. Other notable growth includes planned increases in support for CUNY Senior Colleges, and Tuition Assistance Program awards.

Executive agency operations spending growth is also in line with expectations and largely driven by staffing shortages at prisons throughout the State due to the correctional officer strike, resulting in assignment of National Guard members to correctional facilities and the temporary enhanced overtime rate for correctional staff. In addition, retroactive salary payments to State Police for Fiscal Years 2024 and 2025 were made in July 2025.

University systems’ operations growth is largely due to salary increases pursuant to existing labor contracts, continued hiring, and expanded spending on campus and hospital operations. Elected Officials spending growth is primarily attributable to the Judiciary.

Increased hiring, which includes the additional 3,000 DMNA members to address prison staffing shortages and overtime use drives the growth in employer payroll tax and other salary sensitive fringe benefits.

Spending for capital projects increased by $1.1 billion through September largely driven by increased support for social welfare and health projects.

Increased Federal operating spending is largely due to enrollment growth in the EP associated with the 1332 Waiver, increased managed care, other long-term care spending, and pharmacy benefits. In addition, FEMA reimbursements for costs incurred for COVID-19 pandemic response and recovery efforts passed through to local entities and spending for COVID-19 related education and Elementary and Secondary Education Title Act grants are declining from prior year levels.

Impact of Federal Tax Law Changes

The Tax Cuts and Jobs Act of 2017 (“TCJA”) made extensive changes to the Federal individual income tax, corporate income taxes, and estate taxes, most of which were effective in tax year 2018. Many provisions of the TCJA were scheduled to expire at the end of 2025, including the $10,000 limit on the deductibility of SALT payments. H.R. 1 included extensions and modifications to many provisions of the TCJA, including increasing the SALT cap from $10,000 to $40,000. The increased cap is phased out for taxpayers with income levels above $500,000 and remains at $10,000 for taxpayers with income greater than $600,000. The increased cap is set to expire after tax year 2029 for all income levels. It should be noted that PTET and the Employer Compensation Expense Program are independent of the TCJA, both of which are not scheduled to sunset, and taxpayer utilization of these programs is expected to continue. However, the Federal government could elect to bar or curtail utilization of these programs in the future, which could impact taxpayer migration and future State tax receipts.

State Response to Federal Tax Law Changes

Pass-Through Entity Tax. The U.S. Department of the Treasury (“Treasury”) and the Internal Revenue Service (“IRS”) have determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET, are allowable as a deduction to Federal taxable income. Legislation enacted in FY 2022 allows an optional PTET on the New York-sourced income of partnerships and S corporations. Qualifying entities that elect to participate can pay a PTET payment of up to 10.9 percent on their taxable income at the partnership or corporation level, and their individual partners, members and shareholders receive a refundable PIT credit equal to the proportionate or pro rata share of taxes paid by the electing entity. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented similar taxes, which currently include Connecticut and New Jersey.

The Updated Financial Plan estimates include PTET collections within business taxes and a corresponding decrease in PIT receipts and is expected to be cost neutral to the State on a multiyear basis. However, because the PTET credits are not necessarily realized by taxpayers within the same fiscal year that PTET revenue is received by the State, the PTET will not be revenue-neutral to the State within each fiscal year. The reserve balance established at the inception of the program has and is expected to continue to cover the difference between PTET collections and related PIT credits in each fiscal year making it General Fund balance neutral, as shown in the table below.

STATE GOVERNMENT EMPLOYMENT

As of March 31, 2025, the State had approximately 172,944 Full-Time Equivalent (“FTE”) annual salaried employees within agencies subject to direct Executive control (101,574 FTEs), the University Systems (50,958 FTEs) and the Independently Elected Agencies (20,412 FTEs). These figures do not include non-annual salaried employees or employees of the Legislature and Judiciary.

OTHER MATTERS AFFECTING THE STATE FINANCIAL PLAN

The Financial Plan is subject to a myriad of risks, including, but not limited to, economic, social, financial, political, public health, and environmental risks and uncertainties. The projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions at the time they were prepared. DOB is unable to provide any assurance that actual results will not differ materially and adversely from these projections.

Receipts. State tax collections are economically sensitive and are affected by the condition of the State and national economies, as well as State and Federal tax law changes, and related taxpayer behavior and migration. Uncertainties and risks that may affect the economic and receipts forecasts include, but are not limited to: national and international events; inflation; consumer confidence; commodity prices; supply chain disruptions; major terrorist events; hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity events; Federal laws and regulations; financial sector compensation; capital gains; and monetary policy affecting interest rates and the financial markets.

The largest component of State tax revenue comes from PIT. Beginning in Tax Year 2021, the State created three new top PIT rates for taxpayers earning over $2.1 million annually, which resulted in a more progressive state income tax system. The top PIT rate is currently 10.9 percent and includes less than 0.1 percent of taxpayers. These rates are scheduled to expire at the end of tax year 2032 and revert to a single bracket with a rate of 8.82 percent.

Disbursements. Annual spending projections and timing of disbursements are subject to many of the same risks listed above for receipts, as well as variations from assumptions, policy changes, and future labor agreements which may increase spending, including, but not limited to: the level of wage and benefit increases for State employees; changes in the size of the State’s workforce; factors affecting the State’s required pension fund contributions; the receipt of Federal approvals necessary to implement the Medicaid savings actions; continued Federal participation in cost sharing for health care and human services programs; unanticipated growth in in public assistance programs, including the assumed level of utilization of newly expanded benefits; State payments and assistance to health care facilities and providers beyond the typical rate reimbursement system; enrollment, utilization and availability of funding for certain public health programs; adherence to statutorily limited growth caps; and the ability of the State and its public authorities to issue securities successfully in public credit markets.

The State utilizes spending growth caps intended to limit the year-to-year growth in the State’s two largest assistance and grants programs, School Aid and Medicaid. Both caps, as well as the scope of the cap for Medicaid, have been modified since initial implementation and have been impacted by administrative and other actions over the past several years.

The School Aid growth cap limits annual spending growth to increases in State Personal Income, as calculated in the Personal Income Growth Index (PIGI). The statutory PIGI for School Aid is based on the average annual income growth over a ten-year period. However, the authorized School Aid increases have exceeded the indexed levels in most years since its inception. In SY 2022 through SY 2024, School Aid substantially exceeded the PIGI, due to the State’s phase in of full funding of the Foundation Aid formula completed in SY 2024, driving an annual increase of 9.7 percent compared to the indexed PIGI rate of 4.2 percent. The increase in State funded School Aid for SY 2025 of 4.1 percent was slightly above the indexed PIGI rate of 3.7 percent. The Updated Financial Plan includes an estimated School Aid increase for SY 2026 of 4.9 percent, compared to the indexed PIGI rate of 4.5 percent.

The Updated Financial Plan projections for SY 2027 and beyond assume that School Aid growth will be based on estimated growth in Foundation Aid and expense-based aids and that growth will be below the PIGI rate.

Nearly three-quarters of DOH State Funds Medicaid spending growth is subject to the Global Cap that is intended to establish a limit for Medicaid growth. The amount of State-share Medicaid spending excluded from the Global Cap continues to increase and includes supplemental hospital payments, costs for the takeover of Medicaid growth from local governments, reimbursement to providers for increased minimum wage costs, and investments made from HSF. Prior to FY 2023, the Global Cap was calculated using the ten-year rolling average of the medical component of the Consumer Price Index (CPI) for all urban consumers and thus allowed for growth attributable to increasing costs, though not increasing utilization. To accommodate growth in utilization, the Global Cap was amended to be calculated using the five-year rolling average of health care spending, using projections from the CMS Actuary. The CMS Actuary updates the projections annually and DOB incorporates the revisions into the multi-year forecast with the Executive Budget, as applicable. The new Global Cap index added a substantial amount of allowable Medicaid growth – over $23 billion covering the six-year period from FY 2023 through FY 2029.

The statutory provisions of the Global Cap grant the Commissioner of Health (the Commissioner) certain powers to limit Medicaid disbursements to the level authorized by the Global Cap and allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The Commissioner’s powers are intended to limit the annual growth rate to the levels set by the Global Cap for the then-current fiscal year through actions that may include reducing reimbursement rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation.

Since the enactment of the Global Cap, the portion of actual State Funds Medicaid spending subject to the Global Cap has remained at or below indexed levels. However, the scope of spending subject to the Global Cap has been modified, and in certain fiscal years, the General Fund has provided relief to the Global Cap and DOH has taken management actions, including adjustments to the timing of Medicaid payments consistent with contractual terms, to ensure compliance with the Global Cap. Similarly, in response to initial delays in the Federal approval of planned FY 2022 through FY 2024 Managed Care Directed Payment Template (DPT), the State advanced payments of over $2.2 billion in State-only payments to certain providers to help them cover their immediate cash flow needs. These advanced payments were expected to be remitted to the State by the providers upon their receipt of federally approved DPT funds. While all prior year Federal approvals have been granted with respect to these DPT funds, approximately $1.2 billion in provider reimbursements to the State are in various phases of the administrative remittance process. The Updated Financial Plan assumes these advances will be reimbursed over a multi-year period due to an inability by certain distressed hospitals to repay advances in the near term.

Escalating health care costs and industry pressures present fiscal challenges for the State that will need to be addressed to ensure long-term fiscal sustainability of these programs. A summary of these programs and pertinent issues are described in more detail below.

Public Health Insurance Programs. Recent Medicaid spending growth is largely driven by the expanded utilization of the State’s MLTC program and other programs serving seniors and individuals enrolled in both Medicaid and Medicare. These programs currently comprise roughly 60 percent of total Medicaid spending, which is expected to rise to nearly 70 percent by 2028 as the baby boomer population ages. By 2030, 23 percent of the State’s population is expected to be over age 65, up from 9 percent in 2000. This is expected to place a substantial amount of pressure on health care funding needs, and as such there can be no assurance that costs will not exceed projections in the later years of the Updated Financial Plan absent savings actions and/or rate reductions.

CHP. Since its inception in 1990, the State’s CHP program has provided free or subsidized health insurance coverage to children in New York State under the age of 19 in families with incomes too high to qualify for Medicaid and is partly funded by the Federal government. In addition, the CHP program covers undocumented children at a 100 percent State cost. CHP currently covers over 565,000 enrollees, an increase of almost 175,000 from the level recorded two years ago.

Hospital Assistance. The State provides a substantial amount of supplemental funding to private and not-for-profit hospitals beyond traditional Medicaid reimbursement rates, which include payments through various programs and grants, including the Vital Access Provider Assurance Program, Vital Access Provider Program, Graduate Medical Education Incentive Program, and various other programs. Currently, 75 of 261 New York hospitals (29 percent) are deemed financially distressed – a 200 percent increase from FY 2017 through FY 2025 that has driven a concomitant 504 percent increase in Federal/State fiscal assistance to these entities. Many hospitals responsible for supporting medical needs in underserved communities across the State, including those with higher rates of uninsured individuals and government payor mix, were further stressed financially due to the pandemic. Despite hospitals in the State receiving roughly $11 billion in COVID-19 pandemic related assistance from the Federal government, many hospitals continue to rely on and expect ongoing supplemental State assistance.

The State has provided substantial targeted funding to certain facilities above the longstanding baseline annual hospital assistance of $984 million provided in aggregate to all hospitals statewide. Since FY 2023, the State has provided $1.8 billion in supplemental State support to hospitals: $800 million in FY 2023, of which $100 million was added to the recurring base support; and $500 million in both FY 2024 and FY 2025. Another $500 million in new support in FY 2026 and over $800 million in additional funding is planned through FY 2028 associated with the Safety Net Transformation program to fund projects and partnerships to promote financial sustainability of provider systems, subject to approval and the availability of MCO assessments.

The importance of the hospital industry to local communities for purposes of accessing critical health care services, as well as other social and economic benefits, including employment opportunities and sustainability, creates the potential for increased cost pressure within the Updated Financial Plan should the State continue to provide supplemental payments to hospitals. There can be no assurance that the State will continue to provide additional funding at or above current commitment levels, as many facilities, including those which are not currently fiscally distressed, continue to seek State financial support.

CDPAP. New York’s CDPAP allows Medicaid enrollees that are determined eligible for personal care services to select their own caregiver, which can include friends or family members. Utilization of CDPAP grew by 1,200 percent since 2016, and State costs were expected to continue to escalate at unsustainable levels. In response to this expansion, hundreds of for-profit private businesses, known as FIs, emerged to provide payroll functions and administrative support for an administrative fee that is paid by the Medicaid program. Nearly all other states with CDPAP programs utilize one or only a few FIs to limit administrative costs and prudently use taxpayer funds. The State has transitioned to a single FI administrator, consolidating the administrative and payroll functions from hundreds of existing FIs to administer the program in a more cost-effective manner. This action has resulted in savings that has surpassed previous estimates and did not result in a change to care or services authorized and available through the CDPAP.

Medical Indemnity Fund (MIF). The MIF was created in 2011 and is administered by DOH to provide for the future health care costs of individuals who suffered birth-related neurological injuries because of medical malpractice during delivery. The purpose of the MIF is to ensure qualified plaintiffs have their health care needs met throughout their lifetime and to protect hospitals by limiting their liabilities for medical malpractice expenses. The costs are supported partially through an assessment on hospitals with the balance funded by the State. To date, the State has provided $928 million in funding for the MIF. In 2017, rates were increased, and eligibility expanded to births occurring at non-hospital facilities. Services covered by the MIF are expansive and can include medical, dental, surgical, hospital, nursing, custodial, and rehabilitative care.

Pursuant to law, if the MIF’s total estimated liabilities reach or surpass 80 percent of its total assets, then the MIF will be closed to new enrollment to maintain solvency. The FY 2026 Enacted Budget included funding to maintain MIF solvency and allow the program to remain open to new enrollees through FY 2026. However, due to increased enrollment, escalating average medical costs per enrollee, and legislatively mandated average commercial reimbursement requirements (which are in place until June 1, 2026), the MIF is expected to reach the threshold for closure to new enrollees sometime in FY 2027. Absent policy changes to require hospitals and providers to provide additional funding to the MIF and/or implement program reforms, additional State funding would be needed to prevent the potential closure of the MIF to new enrollees. If closed to new enrollees, those who would have been considered qualified plaintiffs and automatically enrolled in the MIF will instead be able to seek legal recourse against hospitals and physicians for medical costs.

Litigation Risk. The Financial Plan forecast is subject to litigation risk. Litigation against the State may challenge the constitutionality of various actions with fiscal implications. In the aggregate, these litigation matters could negatively affect the forecasts and projections contained in the Updated Financial Plan.

Financial Plan Risk Management. In developing the Financial Plan, DOB attempts to manage financial risks, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources, subject to availability, and including a $2 billion transaction risk reserve in each year, to maintain budget flexibility. Such resources include but are not limited to: fund balances that are not needed each year; management of the timing of reimbursement for capital advances; and prepayment of expenses. DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended to improve the State’s cash flow, manage resources within and across State fiscal years, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenses. There is no guarantee that such financial resources or cash management actions will be sufficient to address risks that may materialize in a given fiscal year.

In some cases, the ability of the State to implement cash management actions requires the approval of the Legislature and cannot be implemented solely by the Governor. The FY 2026 Enacted Budget includes provisions designed to maintain a balanced budget that authorize the Budget Director to reduce payments subject to a plan submitted to the Legislature for review, in the event a General Fund imbalance exceeding $2 billion is expected.

There can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State may be required to take gap-closing actions to preserve General Fund balance. Such actions may include but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; and use of non-recurring resources.

Federal Impacts to the Financial Plan

Overview

The Federal government influences the economy and budget of New York State through various policies, mainly Federal tax policy, cost sharing for many State run programs, and various grants, as well as direct spending on its own programs such as Medicare and Social Security. The State’s income tax system interacts closely with the Federal system and changes to the Federal tax code have significant flow-through effects on State tax burdens and concomitantly on State tax receipts. Federal resources support vital services such as health care, education, and transportation, as well as severe weather and emergency response and recovery, and climate resiliency and clean energy programs. Federal policymakers may place conditions on grants, mandate certain state actions, preempt state laws, alter taxpayer behavior through tax policies, such as placing limits on SALT deductions, and influence industries through regulatory action. Any changes to Federal policy or reductions in funding levels could have a materially adverse impact on the Financial Plan.

Routine Federal aid supports programs for vulnerable populations and those living at or near the poverty level. Such programs include Medicaid, Temporary Assistance for Needy Families (“TANF”), ESEA Title I grants, and IDEA grants. Other Federal resources are directed at infrastructure and public safety.

Over the past few years, Federal Funds spending has included COVID-19 pandemic response and recovery assistance provided to state and local governments, schools, hospitals, transit systems, businesses, families and individuals. More recently, the Federal government has also passed significant legislation dealing with transportation infrastructure, climate and energy policy, and advanced manufacturing. The State continues to monitor these Federal investments for opportunities to meet its policy goals amid changing Federal government priorities.

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Medicaid/Health. Funding shared by the Federal government helps support health care costs for over nine million New Yorkers, including more than two and a half million children. Medicaid is the single largest category of Federal funding. The Federal government also provides support for several health programs administered by DOH, including the EP.

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Social Welfare. Federal funding helps with several programs managed by OTDA, including TANF-funded public assistance benefits and the Flexible Fund for Family Services, Home Energy Assistance Program (“HEAP”), Supplemental Nutrition Assistance (“SNAP”), and Child Support. Funding from the Federal government also supports programs managed by OCFS, including Child Care, Child Welfare Services, Adult Protective & Domestic Violence Services, Foster Care, and Adoption Subsidies.

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Education. Federal funding supports K-12 education, special education and Higher Education. Like Medicaid and the social services programs, significant portions of Federal education funding are directed toward vulnerable New Yorkers, such as students in schools with high poverty levels, students with disabilities, and higher education students who qualify for programs such as Pell grants and Work-Study.

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Public Protection. Federal funding supports various programs and operations of the State Police, Department of Corrections and Community Supervision (“DOCCS”), the Office of Victim Services, the Division of Homeland Security and Emergency

Services (“DHSES”), and the Division of Military and Naval Affairs (“DMNA”). Federal funds are also distributed by the State to municipalities to support a variety of public safety programs.
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Transportation. Federal resources support infrastructure investments in highway and transit systems throughout the State, including funding participation in ongoing transportation capital plans. The Infrastructure Investment and Jobs Act (“IIJA”) (P.L. 117-58) increased the amount of Federal resources available to the State to fund capital costs associated with transportation projects.

●	All Other. Other programs supported by Federal resources include housing, economic development, mental hygiene, parks and environmental conservation and general government uses.

Federal Funds Spending – Pandemic Assistance

The Federal government enacted six major laws between March 2020 and March 2021 in response to the COVID-19 pandemic and issued major disaster declarations for all states. These one-time funds to aid states in their response to and recovery from COVID-19 continue to wind down.

New York State was awarded $12.75 billion under the SLFRF program included in the ARP, of which the State utilized the remaining $3.65 billion program balance in FY 2025. A small number of programs are expected to continue in the current State Fiscal Year, specifically:

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Education ARP Funds. The ARP granted additional education funding for Elementary and Secondary School Emergency Relief (“ESSER”) Fund and Emergency Assistance for Nonpublic Schools (“EANS”) programs, as well as funding for homeless education, IDEA, library services and the arts. The State expects to expend nearly $144 million in FY 2026.

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FEMA Local Pass-Through Funding. Funding from this program is assumed to flow through the Updated Financial Plan to reimburse local entities for their Federal share of COVID-19 claims submitted to FEMA.

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Coronavirus Capital Projects Fund. The ARP created the Coronavirus Capital Projects Fund to provide funding to carry out critical capital projects that directly enable work, education, and health monitoring, including remote options, in response to the COVID-19 PHE. The State has been allocated $345 million for the program.

●	State Small Business Credit Initiative. This program provides funding to empower small businesses to access capital needed to invest in job-creating opportunities.
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Federal Highway Administration Surface Transportation Block Grant. This emergency funding was provided under the CRRSAA to address COVID-19 impacts related to Highway Infrastructure Programs and is expected to continue to disburse through FY 2026.

Federal Government Funding Risks

The amount and composition of Federal funding received by the State fluctuates over time, as legislative and regulatory actions at the Federal level often change. Specific Federal government authority and rules that pose an ongoing risk to the Updated Financial Plan include audits, disallowances, changes to Federal participation rates or other Medicaid rules, discretionary spending reductions, and the expected need for Congress to increase or suspend the debt limit to avoid delaying payments and/or defaulting on debt obligations.

On July 4, 2025, the President signed H.R. 1, that substantially alters Federal funding for health care and food security programs and services provided to New Yorkers and amends the Federal tax liability of New York’s residents and businesses. The bill modifies tax rates, deductions, and credits; adjusts eligibility requirements for several Federal benefit programs, including adding and expanding work and community engagement requirements; and makes reductions and amendments to Medicaid and nutrition assistance funding. The Updated Financial Plan includes estimates of the impact beginning in the current fiscal year.

On October 1, 2025, the Federal government shut down due to a failure to pass new appropriations for the 2026 fiscal year and repeated failure to pass any short-term continuing resolutions to reopen the Federal Government. The shutdown halted the flow of new Federal funding for most discretionary grant programs and many mandatory programs that require annual appropriations, as well as Federal employee paychecks. However, specific benefit payments like Social Security, Medicare, and Medicaid are not impacted. The length of the shutdown will determine the severity of the impact to New York as Federal funding is depleted or halted for benefit programs such as Women, Infants, and Children (WIC) (Special Supplemental Nutrition Program

for WIC), SNAP, and Low Income Heating Assistance Program. In addition, the shutdown may delay Federal action on Medicaid waivers or other pending Federal requests.

Debt Limit. Periodically, the Federal government has increased or suspended its debt limit. Failure to increase or suspend the debt limit when needed could result in the Federal government delaying or defaulting on payments. If Federal payments are not made, particularly for a prolonged period, it could have a materially adverse effect on national and state economies, financial markets, and intergovernmental aid payments. Specific effects on the Updated Financial Plan resulting from a potential Federal government delay in payments or default are unknown and impossible to predict. However, data from past economic downturns suggests that the State’s revenue loss could be substantial if a delay in Federal payments or default triggered an economic downturn.

Federal Aid Reductions. The Federal government participates in funding a significant portion of programs that provide health care and human services to New Yorkers. Any significant reductions in Federal aid or participation levels could have a materially adverse impact on the Updated Financial Plan.

Health Care. Changes in Federal funding levels or eligibility criteria for public health care programs, including Medicaid, EP, and CHP, could result in a reduction in public health coverage and could negatively impact the Updated Financial Plan. A majority of the State’s Medicaid program is operated under a Federal demonstration waiver, which is subject to review by CMS every five years and is currently extended through March 31, 2027. This authorization includes funding for Medicaid Managed Care Programs, MLTC programs, and Home and Community Based Services (HCBS).

Federal Medicaid funding also supports a variety of services, including CDPAP, that permit enrollees to manage and self-direct providers of personal care services. In addition, the State operates the EP under a Federal waiver, which receives Federal subsidies authorized through the ACA. EP currently provides coverage for lawfully present immigrants not eligible for Federal financial participation in Medicaid due to their immigration status, which H.R. 1, disqualifies from receiving Federal funding for their EP benefits resulting in over half of the EP’s funding being eliminated. Income eligible lawfully present immigrants may otherwise qualify for the Medicaid program. To alleviate new State costs and maintain coverage for as many individuals as possible, DOH has submitted a request to CMS to terminate its 1332 Waiver and EP expansion and reactivate its (currently suspended) Basic Health Program (authorized under Section 1331 of the ACA). If approved by CMS, this action would shift an estimated 1.3 million current EP 1332 enrollees with incomes below 200 percent of the FPL into the EP 1331 allowing them to maintain comparable health coverage. If denied by CMS, roughly 535,000 current EP enrollees would be eligible to access coverage under Medicaid, and subsequently the remaining roughly 795,000 would lose coverage under EP and would need to obtain employer-based insurance, enroll in a Quality Health Plan on the ACA Marketplace or become uninsured. The Updated Financial Plan estimates of receipts and disbursements assume the Medicaid eligible EP enrollees will transfer to Medicaid in July 2026. Additional revisions to the EP’s enrollment and spending projections will be reflected in future updates to account for the status of CMS’ approval.

The State is also utilizing a CMS approved three-year, $5.8 billion demonstration waiver through March 31, 2027, to respond to the State’s request to address health disparities exacerbated by the COVID-19 pandemic. This funding helps support social, physical, and behavioral health care services throughout the State and requires a total of $1.7 billion in additional State resources, which have been assumed in the Updated Financial Plan over the same period. Given the time limit on the Federal funding, these services are expected to be discontinued at the end of the term absent an extension by the Federal government. Accordingly, there is no State or Federal funding included in the Updated Financial Plan projections beyond the term period.

Human Services. Federal funding supports SNAP and the Home Energy Assistance Program (HEAP), which is administered and supported by Local Departments of Social Services (LDSS). H.R. 1 increases the state’s administrative cost-sharing for SNAP from 50 percent to 75 percent effective October 1, 2026, which has been reflected in the Updated Financial Plan. In addition, H.R. 1 introduces a new non-Federal share of benefits in the SNAP program, ranging from zero percent to 15 percent of program costs, effective as early as October 1, 2027. The implementation of this new non-Federal share may be delayed by up to two years depending on the State’s error rate in Federal Fiscal Years 2025 or 2026. Currently, Federal resources flow directly to recipients to fund the benefits of the SNAP program. Costs for this provision of H.R. 1 have not been reflected in the Updated Financial Plan, as factors such as error rate and local cost sharing have yet to be determined, nor does the State currently make payments of this nature.

Other Federal funding through the Office of Refugee Resettlement contributes to the State’s response to the migrant crisis, and reductions would threaten the health, well-being, and stability of refugees. The Commission for the Blind uses Federal funds to support mobility training, academic instruction, case management, and vocational training, and a reduction in Federal funds would result in a reduction or elimination of services.

Likewise, a reduction in Federal funding from the Child Care Development Funds (CCDF) would reduce the size of the State’s annual child care block grant allocations to New York LDSS and result in waitlists for services. The Federal government has approved a State waiver to effectuate a delay of certain provisions of new CCDF rules for two years through August 1, 2026. However, the waiver could be revoked at the discretion of the Federal government.

Reductions in Federal funding through Title IV-E and IV-B would threaten foster care placements, adoption subsidies, and kinship caregiver supports. Changes to Title XX funding would impact child welfare and domestic violence services. The Office of Children and Family Services (OCFS) also receives a variety of Federal grants for child preventive services programs, domestic violence services, adoption incentive programs, and the Chafee Independent Living program that would potentially be reduced or eliminated if Federal support was modified.

Climate Change

Overview. Climate change poses significant threats to physical, biological, and economic systems in New York and around the world. The immediate and long-term effects of climate change could adversely impact the Updated Financial Plan in the current year or in future years. Climate change risks also increasingly fall within the maximum maturity term of current outstanding bonds of the State, which may generally be issued with a term of up to 30 years under State statute, as well as bonds issued by public authorities and municipalities. Hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms, wildfires, and more extreme heat.

Consequences of Climate Change. Powerful storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), and more recently flooding in 2024 due to the remnants of Hurricane Beryl and Tropical Storm Debby have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather driven events, including coastal flooding caused by storm surges and flash floods from rainfall.

To mitigate and manage the impacts of climate change, all levels of government, including municipalities and public utilities, continue to undertake a variety of actions to reduce greenhouse gas emissions and adapt existing infrastructure to the changing environment. However, given the size and scope of potential disruptions, there can be no assurance that such efforts will be adequate or timely enough to mitigate the most damaging effects of climate change.

State Response to Climate Change. In 2019, the State enacted the Climate Leadership and Community Protection Act (“CLCPA”). The CLCPA set the State on a path toward reducing statewide greenhouse gas emissions by 85 percent below the 1990 level by 2050; and a plan to fully transition its electricity sector to zero emissions by 2040. Several factors may impact the ability to achieve these goals and directives, and, therefore, no assurances can be made that such objectives will be met.

The CLCPA created the Climate Action Council (“CAC”), which was tasked with developing a Scoping Plan with recommendations to reduce greenhouse gas emissions, increase renewable energy usage, and promote climate justice. The CAC approved and adopted the final Scoping Plan in December 2022. In response, New York is working to develop an affordable and effective cap-and-invest program that will drive emissions reductions across all regions of the State, while maintaining the competitiveness of New York businesses and industries. Pursuant to the CLCPA, the Department of Environmental Conservation is required to promulgate rules and regulations to ensure the State meets the CLCPA’s statewide greenhouse gas emission limits. DEC has already adopted a variety of regulations to help meet this objective, which will play a key role in New York’s overall policies aimed at reducing greenhouse gas emissions across the State.

New York’s electricity system is already part of a regional cap-and-invest program: the Regional Greenhouse Gas Initiative (“RGGI”). Since RGGI began operation in 2008, the program has helped reduce greenhouse gases from power plants by more than half and raised over $2.7 billion to support cleaner energy solutions in New York and over $9.0 billion collectively among participating states.

Concurrently, the State has been taking regulatory and legislative actions that are intended to limit greenhouse gas emissions, electrify transportation, and generate more electricity from renewable sources. Realization of these actions and their intended outcomes is contingent upon successful implementation, and, therefore, no assurances can be made that such actions will be realized as planned. Major actions include:

●	Making a $1 billion capital investment in the FY 2026 Enacted Budget to lower building emissions, advance clean transportation and build renewable energy projects.
●	Authorizing the New York Power Authority to plan, design, develop, finance, construct, own, operate, maintain, and improve renewable energy generating projects.
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Prohibiting building systems and/or equipment that burn fossil fuels in new construction starting December 31, 2025, for any new building seven stories or lower, except large commercial and industrial buildings, and December 31, 2028 for other new buildings.

●	Requiring new off-road vehicles and equipment sold in New York to be zero-emissions by 2035 and new medium-duty and heavy-duty vehicles to be zero-emissions by 2045.
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Providing direct financial investment to school districts and private transportation contractors for the purchase or lease of zero-emission school buses – to facilitate compliance with the State’s 2027 deadline, with full fleet conversion and operation of zero-emission school buses required by July 1, 2035.

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Signing the Climate Change Superfund Act in December 2024, which will require companies that have contributed significantly to the buildup of climate-warming greenhouse gases in the atmosphere to pay for critical infrastructure investments to adapt to climate change.

During the November 2022 general election, New York State voters approved the Clean Water, Clean Air, and Green Jobs Bond Act. The $4.2 billion bond act is actively being implemented and is supporting substantial capital improvements and enhancements in the following areas: flood risk reduction/restorations; open space, working lands conservation, and recreation; climate change mitigation; and water quality improvement and resilient infrastructure.

Labor Negotiations and Agreements

All State labor unions are covered by a ratified contract through the end of FY 2026. The State expects to continue to engage with unions to discuss future agreements. The Updated Financial Plan includes amounts informally reserved for future operational needs that could be available to fund costs of future labor contracts; however, there can be no assurance that those amounts will be available or sufficient to fund costs related to future agreements in their entirety.

Pension Contributions

The State makes annual contributions to the New York State and Local Retirement System (NYSLRS) for employees in the New York State and Local Employees’ Retirement System (ERS) and Police and Fire Retirement System (PFRS). This section discusses contributions to the NYSLRS, which account for most of the State’s pension expenses. All projections are based on estimated market returns and numerous actuarial assumptions which, if unrealized, could have a materially adverse effect on these projections.

New York State Retirement and Social Security Law (RSSL) Section 11 directs NYSLRS to provide regular reports on the System’s experience and to propose assumptions and methods for the actuarial valuations. Employer contribution rates for NYSLRS are determined based on investment performance in the Common Retirement Fund and actuarial assumptions recommended by the Retirement System’s Actuary and approved by the State Comptroller. Pension estimates are based on the actuarial report issued in September each year. The current year report included the statutorily required quinquennial study that reviews the experience over the previous five years in relation to the current assumption made by the retirement system, and adopts new assumptions, if necessary, which are used to measure experience on a prospective basis. The Comptroller does not provide a multi-year forecast of pension liability estimates requiring DOB to forecast costs for the outyears of the State’s Updated Financial Plan. DOB’s forecast assumes growth in the salary base consistent with collective bargaining agreements and a conservative rate of return that is generally comparable to the current 5.9 percent rate of return assumed by NYSLRS.

On September 4, 2025, the Comptroller announced an increase in employer contribution rates for both ERS and PFRS which will impact State and local government expenses beginning in FY 2027. The average employer contribution rate for ERS increased from 16.5 percent to 17.6 percent of payroll, its highest level since FY 2016. Likewise, the average employer contribution rate for PFRS increased from 33.7 percent to 36.5 percent of payroll, its highest level in over 55 years.

The ERS rate increase is mainly due to the continued growth in the State workforce. In addition, the PFRS rate increase was primarily driven by changes to the System’s Actuary Disability assumption as numerous bills have been enacted over the last few years to expand or improve the disability benefit, increasing the probability a disability retirement will be awarded in the future. Lastly, the service retirement assumption was changed due to the increase in the number of retirements being filed upon a member’s initial eligibility for a service retirement.

Pension costs have escalated over the past several years due to a variety of factors including growth in the State workforce; a higher-than-expected number of service retirements; fluctuating investment performance, including prior year market losses in the CRF; and recent enhancements to the retirement benefits for Tier 6 members11 and certain groups of first responders and officers. The enhancements include a retirement benefit for firefighters employed by DMNA equal to 50 percent of Final Average Salary (FAS) after twenty-five years of service and a new 20-year and 25-year retirement plan for members of PBANYS which includes State Park Police, Department of Environmental Conversation (DEC) Police, DEC Forest Rangers, and SUNY Police. In addition, several bills are pending action by the Governor that would further enhance pension benefits for certain groups. If approved, these bills would collectively require approximately $40 million in short-term costs to the State.

Contribution Stabilization Program

State and local governments are authorized to amortize (defer paying) a portion of their annual pension costs that exceed a statutorily defined fixed increase. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year but results in financing costs that increase total costs overall inclusive of interest liability. The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by the Office of the State Comptroller (“OSC”). The State and local governments are required to begin repayment on new amortizations in the fiscal year immediately following the year in which the amortization was initiated. The State currently has no outstanding pension amortization liability and no plans to withdraw from the program.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either the New York State Health Insurance Program (NYSHIP) or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State is not required to provide funding above the PAYGO amount necessary to provide current benefits to retirees. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

The State has deposited over $1.7 billion to the Retiree Health Benefit Trust Fund (RHBTF) created in FY 2018 as a qualified trust under Governmental Accounting Standards Board Statements (GASBS) No. 74 to reserve money for the payment of health benefits of retired employees and their dependents. The RHBTF is a Fiduciary Fund and is excluded from All Governmental Funds. Under current law, the State may annually deposit up to 1.5 percent of the total then-current unfunded actuarial accrued OPEB liability ($58.3 billion on March 31, 2025). The Updated Financial Plan includes $250 million deposits to the RHBTF in each year, that will be dependent on fiscal conditions.

Cybersecurity

The New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its authorities, agencies and public benefit corporations, as well as its political subdivisions (including counties, cities, towns, villages and school districts) face multiple cyber threats involving, but not limited to, hacking, viruses, ransomware, malware and other attacks on computers and other networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s technology environment for the purposes of misappropriating assets or information or causing operational disruption and damage. In addition, the tactics used in malicious attacks to obtain unauthorized access to networks and systems change frequently and are often not recognized until launched against a target. Accordingly, the State may be unable to fully anticipate these techniques or implement adequate preventative measures.

To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (“CISO”) within the State’s Office of Information Technology Services maintains policies, standards, programs, and services relating to the security of State government networks. The CISO is responsible for annually assessing the effectiveness of certain State agencies’ cybersecurity defenses through the Nationwide Cybersecurity Review. In addition, the CISO maintains the New York State Cyber Command Center team, which possesses digital forensics capabilities, and manages cyber incident reporting and response. The CISO also distributes real-time advisories and alerts, provides managed security services, and implements statewide information security awareness training. The State has also developed partnerships with local governments to better address cybersecurity threats.

In February 2022, the Governor announced the creation of an information-sharing partnership, the Joint Security Operations Center (“JSOC”). The JSOC is a partnership between the State and the cities of Albany, Buffalo, the City of New York, Rochester, Syracuse, and Yonkers. The JSOC combines local, state, and Federal cyber threat information in order to increase collaboration on threat intelligence, reduce response times, and yield faster and more effective remediation in the event of a major cyber incident. The FY 2026 Enacted Budget continued to invest in New York’s Shared Services Program, which helps county and local governments and other regional partners acquire and deploy high quality cybersecurity services to bolster their cyber defenses.

Occasionally, intrusions into State digital systems have been detected, but they have generally been contained. While cybersecurity procedures and controls are routinely reviewed and tested, there can be no assurance that such security and operational control measures will be successful at preventing future cyber threats and attacks. Successful attacks could adversely impact the State, including disrupting business operations, harming State networks and systems, and damaging State and local infrastructure; and the costs of remediation and recovery could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate someone with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any substantial part of the entity’s normal operation(s) or for which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities

The State’s localities and certain public authorities rely in part on State financial assistance to meet their commitments and expenses. Unanticipated financial needs among localities and the MTA can create pressure for the State to assist and may adversely affect the State’s Updated Financial Plan projections.

The largest driver of costs for most counties is Medicaid; however, the State has taken over all the growth in the program since FY 2007 and funds the entire cost of minimum wage and homecare wage increases. In addition, certain localities outside the City of New York, including cities and counties, have experienced financial problems, and have been allocated additional State assistance during the last several State fiscal years. The Financial Restructuring Board for Local Governments (the “Restructuring Board”) aids distressed local governments by performing comprehensive reviews and providing grants and loans on the condition of implementing recommended efficiency initiatives. For additional details on the Restructuring Board, please visit frb.ny.gov.

Metropolitan Transportation Authority

The MTA operates public transportation in the City Of New York metropolitan area, including subways, buses, commuter rail, and tolled vehicle crossings. The services provided by the MTA and its operating agencies are integral to the economy of the City of New York and the surrounding metropolitan region, as well as to the economy of the State. MTA operations are funded mainly from fare and toll revenue, dedicated taxes, and subsidies from the State and the City of New York. MTA Capital Plans also rely on significant direct contributions from the State and the City of New York.

MTA Capital Plans. The FY 2026 Enacted Budget provided funding for the MTA’s 2025-2029 Capital Plan. The Budget included $4.2 billion in direct State contributions, of which $3 billion is from a new appropriation and $1.2 billion is from repurposing an existing Penn Station appropriation. Additionally, the Budget included adjustments to the Metropolitan Commuter Transportation Mobility Tax (MCTMT) that are anticipated to generate an estimated $31.5 billion for the 2025-2029 Capital Plan.

The State is also directly contributing $9.1 billion to the MTA’s 2015-2019 Capital Plan and $3.1 billion to the MTA’s 2020-2024 Capital Plan. These State commitment levels represent substantial increases from the funding levels for prior MTA Capital Plans (2010-2014: $770 million; 2005-2009: $1.45 billion). In addition, a substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020-2024 Capital Plan, including $15 billion from congestion pricing revenues.

New York’s Central Business District Tolling Program (CBDTP) was implemented in Manhattan on January 5, 2025, following the entry of an agreement, dated November 21, 2024, by and among the Federal Highway Administration (FHWA), NYS Department of Transportation, NYC Department of Transportation, and the Triborough Bridge and Tunnel Authority (TBTA), approving the CBDTP under the Federal Value Pricing Pilot Program (the VPPP Agreement). On February 19, 2025, the U.S. Department of Transportation (US DOT) delivered a letter to Governor Kathy Hochul asserting its intent to terminate the VPPP Agreement and rescind FHWA’s approval of the CBDTP. In response, the TBTA and MTA filed a complaint in the U.S. District Court for the Southern District of New York seeking, among other legal remedies, an order vacating US DOT’s purported termination which was undertaken in violation of the terms of that agreement, and in excess of the Department’s authority. The TBTA and MTA have stated they will continue operation of the CBDTP absent a valid court order.

Additionally, in October 2025, the Federal government announced that it would withhold $18 billion in funding for the MTA’s Second Avenue Subway project and the Gateway Development Commission’s Hudson Tunnel Project pending an administrative review of project contracting processes. Given the scale and importance of these major infrastructure initiatives, a prolonged withholding of Federal funding could negatively impact project schedules and the regional economy more generally.

Other State Actions. MTA ridership has yet to return to pre-pandemic levels

. In the FY 2024 Enacted Budget, the State took substantial action to provide the MTA with additional operating revenues dedicated to help solve the MTA’s fiscal crisis. This included an increase in the metropolitan commuter transportation mobility tax in the City of New York, a one-time State subsidy of $300 million, an increase in the City of New York’s contribution to the MTA for the costs of paratransit services and directing a portion of future casino revenues, the timing of which is uncertain, to the MTA.

Risks to the MTA include, but are not limited to, the level and pace at which ridership will return, the economic conditions of the MTA region, the ability to implement cost controls and savings actions, and the ability to implement biennial fare and toll increases.

Bond Market and Credit Ratings

Successful execution of the Updated Financial Plan is dependent on the State’s ability to market bonds. The State pays for much of its capital spending, in the first instance, from the General Fund or STIP and then reimburses itself with proceeds from the sale of bonds. An inability of the State to sell bonds or notes at the level or on the timetable it expects could have a material and adverse impact on the State’s financial position and the implementation of its Capital Plan. The success of projected public sales of municipal bonds is subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. Future developments in the financial markets, including possible changes to the Internal Revenue Code relating to the taxation of interest on municipal bonds, may affect the market for outstanding State-supported and State-related debt.

The major rating agencies - Fitch, KBRA, Moody’s, and S&P - have assigned the State general credit ratings of AA+, AA+, Aa1, and AA+, respectively. The State’s rating has a stable outlook from all four rating agencies. These ratings reflect the State’s large and diverse economy, commitment to strong reserve levels, and strong budget management.

Debt Reform Act of 2000 (“Debt Reform Act”) Limit

The Debt Reform Act restricts the issuance of State-supported debt funding to capital purposes only and, with certain limited exceptions for long-lived MTA projects, generally limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period (FY 2025).

The statute requires that limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the Mid-Year Update to the Financial Plan. If the actual amount of new State-supported debt outstanding and debt service costs for the prior fiscal year is below the caps at that time, State-supported debt may continue to be issued. However, if either the debt outstanding or debt service caps are met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and the debt is found to be within the applicable limitations.

Actual levels of debt outstanding and debt service costs are in compliance with the statutory caps. From April 1, 2000 through March 31, 2025, the State has issued new debt resulting in $42.0 billion of debt outstanding subject to the debt limit. This is approximately $26.0 billion below the statutory debt limitation. In addition, the debt service costs on this new debt totaled $2.4 billion in FY 2025, or roughly $10.1 billion below the debt service limit.

The State enacted legislation that suspended certain provisions of the Debt Reform Act for FY 2021 and FY 2022 bond issuances as part of the State’s response to the COVID-19 pandemic. Accordingly, a total of $14 billion of State-supported debt issued in FY 2021 and FY 2022 and outstanding as of March 31, 2025, is not counted towards the statutory caps on debt outstanding and debt service.

Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act.Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $26.0 billion in FY 2025 to a low point of $268 million in FY 2030. This calculation includes the estimated impact of funding capital commitments with State bonds. The debt service on State-supported debt subject to the statutory cap is projected at $3.0 billion in FY 2026 inclusive of prior year prepayments, or roughly $9.9 billion below the statutory debt service limit.

The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (BEA), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by non-residents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency.

Executive Budget - Debt Cap Changes

Changes in the State’s available debt capacity reflect factors such as personal income forecast adjustments, defeasances, and bond sale results. The decrease in debt capacity in the Mid-Year Update to the Financial Plan reflects lower personal income estimates. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

STATE FINANCIAL PLAN PROJECTIONS

Introduction

This section presents multi-year projections for receipts and disbursements, with an emphasis on FY 2026 projections.

The budget development and quarterly updates process includes a comprehensive evaluation of the State’s multi-year operating forecast; however, estimates and projections in the later years of the Updated Financial Plan are typically subject to more substantial revision than those in the current year and first “outyear.” Accordingly, in terms of outyear projections, the first “outyear,” FY 2027, is the most relevant from a planning perspective.

The State budgets on a cash basis, using a complex fund structure that earmarks certain tax receipts for specific purposes, which often complicates the reporting and discussion of the State’s receipts and disbursements projections. To reduce potential distortions caused by these factors and to highlight relevant aspects of the projections, DOB adopts certain approaches in summarizing projections.

Receipts: Financial Plan receipts include a variety of taxes, fees and assessments, charges for State-provided services, Federal receipts, and other miscellaneous receipts. Multi-year receipts estimates are prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies, which collect State receipts and are premised on economic analysis and forecasts.

Overall base growth (i.e., growth not due to law changes) in tax receipts is dependent on many factors. In general, base tax receipts growth rates are determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, nonwage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which often alters base tax receipts.

General Fund tax receipts are affected by the deposit of dedicated taxes in other funds for debt service and the STAR program. Changes in debt service on State-supported revenue bonds also affect General Fund tax receipts. The State utilizes bonding programs, where tax receipts are deposited into dedicated Debt Service Funds (outside the General Fund) and used to make debt service payments. After satisfying debt service requirements for these bonding programs, the balance is transferred to the General Fund. Accordingly, amounts transferred to the General Fund which are in excess of amounts needed for certain debt service obligations (e.g., PIT receipts in excess of the amount transferred to debt service on revenue bonds) may be excluded from some tables displaying General Fund tax receipts.

Projections of Federal receipts generally correspond to the anticipated spending levels of a variety of programs supported by Federal aid, including Medicaid, public assistance, mental hygiene, education, public health, and other activities.

State and All Funds receipts reflect estimated tax receipts before distribution to various funds and accounts, including tax receipts dedicated to Capital Projects Funds (which fall outside the General Fund and State Operating Funds accounting perspectives) to provide a clearer picture of projected receipts, trends, and forecast assumptions, and avoid the distortions created by earmarking tax receipts for specific purposes.

Disbursements: To provide a clear representation of spending commitments, the multi-year spending projections, growth rates, and summary of annual changes are presented on a State Operating Funds basis to include spending that is accounted for in dedicated Special Revenue Funds, primarily for School Aid, health, higher education, and transportation. Roughly a quarter of projected State-financed spending for operating purposes (excluding transfers) is reported outside the General Fund.

The multi-year disbursements projections consider various factors, including statutorily indexed rates intended to limit spending in certain programs, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections also account for the timing of payments, since not all the amounts appropriated are disbursed in the same fiscal year. Consistent with past practice, the aggregate receipts and spending projections (i.e., the sum of all projected receipts and spending by individual agencies) in State Special Revenue Funds are centrally adjusted downward to reflect aggregate spending trends and patterns observed between estimated and actual results over time.

Overview of the Receipts Forecast

All Funds receipts are projected to total $258.7 billion in FY 2026, a 5.6 percent ($13.7 billion) increase from FY 2025 results. FY 2026 State tax receipts, excluding one-time tax refund payments, are projected to increase $8.4 billion (7.4 percent) from FY 2025 results. FY 2027 State tax receipts are projected to total $123.4 billion, a 1.3 percent increase from FY 2026.

Personal Income Tax

FY 2026 PIT receipts are estimated to increase moderately from FY 2025, reflecting increases in all major gross receipts components, partially offset by an increase in total refunds.

FY 2026 withholding is estimated to increase compared to the prior year despite weaker bonus wage growth and the cost of the Middle-Class Tax Cut beginning in tax year 2026. Current estimated payments for tax year 2025 and extension payments (i.e., prior year estimated) for tax year 2024 are both expected to increase. The projected growth in current estimated payments reflects moderate growth in non-wage income. Delinquent collections and final return payments are projected to increase as well.

Total refunds in FY 2026 are projected to increase significantly, driven primarily by Inflation Refund checks, an advanced credit payment effectuated by FY 2026 Enacted Budget legislation. The increase in prior year refunds for tax year 2024, which impact FY 2026 refunds, is driven by more PTET-related refunds compared to tax year 2023. State/City offsets and refunds for tax years previous to 2024 are also expected to increase.

FY 2027 PIT receipts are expected to increase from FY 2026 due to growth in all gross receipts components. Withholding is projected to grow modestly and will be suppressed by the influence of the aforementioned Middle-Class Tax Cut. Total estimated payments are expected to increase, driven by growth in both current estimated payments for tax year 2026 and extension payments for tax year 2025. Final returns and delinquent collections are also expected to increase. The nearly flat growth in refunds is driven by a sharp decline in advanced credit payments after the one-time Inflation Refund payments in the prior fiscal year, offset by an increase in PTET-related refunds coupled with the first effect of the temporarily enhanced Empire State Child Credit effectuated by FY 2026 Enacted Budget legislation.

FY 2028 PIT receipts are projected to increase from FY 2027 due to growth in all gross receipts components partially offset by increases in total refunds. The increase in refunds is driven by increases in advanced credit payments, State/City offsets, prior refunds for tax year 2026, and refunds for years previous to tax year 2026. Receipts also include elevated refunds from the expansion of the enhanced Empire State Child Credit to children over three years old.

FY 2029 PIT receipts are projected to increase due to increases in withholding, estimated tax payments, final returns and delinquencies partially offset by an increase in total refunds.

Consumption/Use Taxes

All Funds consumption/use tax receipts for FY 2026 are estimated to increase from FY 2025 results. Sales tax receipts are estimated to increase due to moderate growth in taxable consumption. Cigarette and tobacco tax receipts are estimated to decrease, reflecting a continuing trend of declining taxable consumption. Opioid and medical cannabis excise tax receipts are both expected to marginally decline; the estimated decline in opioids receipts reflects the continued long-term trend of declining opioid consumption, while the medical cannabis decline is largely attributable to the full year impact of the reduced excise tax rate (from 7 percent to 3.15 percent) that went into effect June 1, 2024. Peer-to-peer car sharing receipts are estimated to decline as consumer demand appears to wane while the industry works toward stabilizing and increasing utilization in this market. Adult-use cannabis taxes are projected to significantly increase as the State’s cannabis market expands during the third full year of receipts. Auto rental tax receipts are estimated to increase, continuing the underlying long-term growth trend. General Fund consumption/use tax receipts for FY 2026 are projected to increase largely due to the previously noted All Funds sales tax receipts trend.

FY 2027 consumption/use tax receipts are projected to increase, largely driven by a projected increase in sales tax receipts. Several consumption/use taxes are projected to experience flat or nearly flat year-over-year growth, including opioid excise tax, medical cannabis excise tax, peer-to-peer tax, car-sharing tax, and the vapor excise tax; or moderate/marginal growth, as is the case with auto rental and highway use tax receipts. Adult-use cannabis taxes are projected to significantly increase as the cannabis market continues to evolve and mature. However, the increases above are partially offset by a continued decline in taxable cigarette consumption and a moderate decline in motor fuel tax receipts due to a projected decline in overall fuel consumption.

Consumption/use tax receipts for FY 2028 and FY 2029 are projected to increase, largely reflecting a projected increase in sales tax receipts and the continued maturation of the adult-use cannabis market, partially offset by a continued decline in taxable cigarette consumption.

Business Taxes

The H.R. 1 bill enacted July 4, 2025, created and modified several corporate tax provisions that the State remains coupled to. While the fiscal impact at the time of enactment remained unclear, the changes to corporate tax provisions at the Federal level, notably the provisions regarding immediate expensing of research costs and first-year expensing of qualified properties, are anticipated to have a negative impact on State corporate tax receipts.

CFT receipts are estimated to decrease in FY 2026, reflecting increases in refunds and decreases in gross receipts due in large part to the Federal tax law changes.

Corporation and Utilities Tax (CUT) receipts are estimated to marginally decrease in FY 2026 due to a combination of decreased gross receipts from the telecommunications sector and an increase in refunds. This decrease is partially offset by a projected increase in audits coupled with an increase in gross receipts for utilities. Special revenue fund receipts are projected to increase slightly due to audits.

Insurance tax receipts are estimated to decrease in FY 2026 due to an increase in refunds and a decline in gross receipts. This is partially offset by a projected increase in audits.

PTET collections are estimated to slightly decrease in FY 2026 due to an estimated increase in refunds and distribution offset, partially offset by increased estimated payments. As noted, DOB expects PTET will be revenue-neutral for the State; however, PTET will not be revenue-neutral within each fiscal year as PTET payments are generally received in the fiscal year prior to PIT credit claims.

Receipts from the repealed bank tax (all from prior liability periods) are estimated to significantly decreased in FY 2026 due to an expectation of lower audit receipts. Petroleum Business Tax (PBT) receipts are estimated to decrease from FY 2025 results, primarily due to two successive rate index declines, as the net impact of a 5 percent decline in the PBT rate index effective January 1, 2025 is coupled with another 5 percent decline effective January 1, 2026.

Business tax receipts for FY 2027 are projected to decrease due to CFT receipts, largely on account of the Federal tax law changes, and PBT receipts. Increases in PTET, insurance, and CUT tax receipts partially offset the overall business tax receipts decrease. These increases are driven by PTET estimated payments for tax year 2026 and gross receipts for both CUT and insurance, coupled with a slight decline in insurance tax refunds. Bank tax receipts are projected to fall to zero in FY 2027.

Business tax receipts for FY 2028 are projected to decline, due to PBT and CFT, offset by increases in PTET, insurance tax, and CUT. PTET is projected to show the largest increase, driven by increased estimated payments for tax year 2027. The decrease in CFT receipts is driven by a combination of the expiration of the temporary tax rates after tax year 2026 and Federal tax law changes.

Business tax receipts for FY 2029 are projected to increase in the PTET, CUT, and insurance tax, while CFT and PBT are projected to decline.

Other Taxes

FY 2026 other tax receipts are estimated to increase from FY 2025 results, primarily due to increases in both estate tax and real estate transfer tax receipts. Estimated estate tax receipts reflect estimated growth in household net worth, as well as an expected decrease in refunds. Estimated real estate transfer tax receipts largely reflect estimated growth in the average housing price, bonuses, and the S&P 500, partially offset by a minor decline in housing starts.

Other tax receipts in FY 2027 and the outyears are projected to increase, largely due to increases in both estate tax and real estate transfer tax receipts, reflecting projected annual growth in household net worth, housing starts, the average housing price, the S&P 500, and bonuses.

Miscellaneous Receipts

All Funds miscellaneous receipts in FY 2026 are projected to increase from FY 2025, driven by projected growth of bond proceeds receipts, primarily due to the increase in bond-eligible capital spending, partly offset by a projected decline in investment income and abandoned property receipts.

In the later years of the Updated Financial Plan, All Funds miscellaneous receipts reflect the timing of capital reimbursements and bond issuances and a continued decline in investment income attributable to lower forecasted interest rates and available balances.

Federal Receipts

Aid from the Federal government helps to pay for a variety of programs including Medicaid, public assistance, mental hygiene, School Aid, public health, transportation, and other activities. Annual changes to Federal receipts generally correspond to changes in federally- reimbursed spending. Accordingly, DOB typically projects Federal reimbursements will be received in the State FY in which spending occurs, but due to the variable timing of Federal receipts, actual results often differ from projections.

The changes in Federal receipts projections correspond with expected changes in Federal spending across the Financial Plan period, which include increases to Medicaid, Public Health, and Transportation, partially offset by the wind-down of pandemic assistance to aid states in their response to and recovery from COVID-19. In addition, Federal receipts in the General Fund reflect the final use of Federal ARP funds in FY 2025, consistent with Treasury rules.

Many of the policies that drive Federal aid may be subject to change. If Federal funding to the State were reduced, this could have a materially adverse impact on the Updated Financial Plan.

Disbursements

The multi-year disbursements projections considered various factors including statutorily-indexed rates intended to limit spending in certain programs, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affected spending estimates vary by program. For example, public assistance spending was based primarily on anticipated caseloads that were estimated by analyzing historical trends and projected economic conditions. Projections also accounted for the timing of payments, since not all the amounts appropriated are disbursed in the same FY. Consistent with past practice, the aggregate receipts and spending projections (i.e., the sum of all projected receipts and spending by individual agencies) in State Special Revenue Funds were centrally adjusted downward to reflect aggregate spending trends and patterns observed between estimated and actual results over time.

Assistance and Grants

Assistance and grants spending represents approximately two-thirds of total State Operating Funds spending, and includes payments to local governments, school districts, health care providers and associations, hospitals, nursing homes, and other entities, as well as financial, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations who provide services to individuals. School Aid and health care spending account for most of the State Operating Funds assistance and grants spending.

Education

School Aid

School Aid supports elementary and secondary education for roughly 2.4 million public school pupils in the State’s 673 major school districts. State aid is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses, such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, such as the construction of school facilities and the education of students with disabilities.

School Year (July 1 - June 30)

The FY 2026 Enacted Budget provides $37.6 billion in total School Aid for SY 2026, representing an annual increase of $1.7 billion (4.9 percent ). This includes a $ 1.4 billion (5.7 percent) increase in Foundation Aid. The FY 2026 Enacted Budget reformed the Foundation Aid formula by updating the formula’s two measures of the percentage of low-income students in a school district, increasing aid for English language learners, providing additional aid to low-wealth school districts, modifying the Regional Cost Index, and ensuring that each district receives at least a 2 percent annual increase in aid. The Enacted Budget also provided enhancements to Special Services Aid and BOCES Aid to better support career and technical education. The Enacted Budget further provided additional aid to school districts with large portions of their enrollment attending charter schools.

In SY 2027 and beyond, growth in School Aid reflects estimated growth in Foundation Aid and expense-based aids, which incorporates DOB’s inflation forecast and recent annual expense-based aid growth, respectively.

State FY School Aid

State School Aid is funded from the General Fund, commercial gaming receipts, Cannabis sales, Mobile Sports Wagering receipts, and Lottery Fund receipts, including revenues from VLTs. Commercial gaming, Lottery, and Mobile Sports Wagering receipts are accounted for and disbursed from dedicated accounts. Revenue from the fantasy sports education and the cannabis education accounts are transferred to the Lottery Fund for disbursement. The amount of School Aid spending financed by mobile sports wagering receipts is expected to increase in FY 2026 due to an increase in anticipated revenue collections. Additionally, the amount of School Aid spending financed by lottery receipts is expected to decrease in FY 2026 due to higher than anticipated revenue collections in FY 2024 that rolled into FY 2025.

Because the State FY begins annually on April 1 and the SY begins annually on July 1, the State typically pays approximately 70 percent of the annual SY commitment during the initial State FY and the remaining 30 percent in the first quarter of the following State FY.

Other Education Funding

The State provides funding and support for various other education-related programs. These include special education services; programs administered by the Office of Prekindergarten through Grade 12 education; cultural education; higher and professional education programs; and adult career and continuing education services.

The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Prekindergarten through Grade 12 Education address specialized student needs or reimburse school districts for education-related services, including assisted meal programs, after-school programs, and other educational grant programs. Cultural education includes aid for operating expenses of the major cultural institutions, State Archives, State Library, and State Museum, as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a one-stop source for all their employment needs, and are made aware of the full range of services available in other agencies.

Special Education costs in FY 2026 are currently projected to decline slightly from the prior fiscal year, due to increased claims in FY 2025 as a result of recent reforms that have accelerated the issuance of tuition rates with the cost of living adjustment growth and reduced overpayment recoveries, as well as increased enrollment. These costs are paid in the first instance by school districts and counties and partially reimbursed by the State starting in the following year. Outyear spending increases are attributable to projected enrollment and cost growth. Spending for All Other Education programs in FY 2026 is projected to increase by 15.9 percent. This increase is driven largely by the adoption of a universal free school meals program under which all school districts, charter schools, and nonpublic schools that participate in the national school lunch and breakfast program will be required to provide free meals to all students regardless of their families’ income, with the State paying the student’s share of costs for all meals served to students not already receiving free meals. The projected increase in spending is also partly attributable to reimbursement to nonpublic schools for State-mandated activities; reimbursement to nonpublic schools for Science, Technology, Engineering, and Math instruction; reimbursement of school districts’ supplemental charter school tuition payments; and payments to the City of New York for charter school facilities aid. Outyear spending growth is largely attributable to increased reimbursement for school meals, nonpublic schools, and charter schools.

STAR Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. As of Senior citizens with incomes below $107,300 will receive an $86,100 exemption in FY 2026.

Spending on STAR property tax exemptions reflects reimbursements made to school districts to offset the reduction in the amount of property tax revenue collected from homeowners. Since FY 2017, the STAR exemption program has been gradually transitioning from a spending program to an advance refundable PIT credit program. As a result, first-time homebuyers and homeowners who move receive a refundable PIT credit instead of a property tax exemption. This transition did not change the value of the STAR benefit received by homeowners.

The STAR program also includes a credit for income-eligible taxpayers who are residents of the City of New York. The City of New York PIT rate reduction was converted into a State PIT tax credit starting with TY 2017 and, as of FY 2019, is no longer a component of State Operating Funds spending. This change has no impact on the value of the STAR benefit received by taxpayers.

All homeowners with incomes above $250,000 were transitioned from the basic exemption benefit program to the advance credit program in FY 2020. Additionally, a zero percent growth cap on the STAR exemption benefit remains in effect. The decline in reported disbursements on STAR exemptions in FY 2026 through FY 2029 can be attributed to these actions. By moving taxpayers to the credit program, the State can more efficiently administer the program while strengthening its ability to prevent abuse. The move from the basic exemption to the credit program does not reduce the value of the benefit received by homeowners.

The Enacted Budget included legislation that simplified the STAR income and age eligibility rules to make it easier for taxpayers to qualify for and receive benefits. Notably, the age eligibility is updated so that: only one resident owner needs to be 65 or older to qualify for the Enhanced STAR benefit (instead of the current requirement that all owners be 65 or older unless the owners are married or are siblings); only the income of primary owners will be used to determine eligibility; and taxpayers who do not file annual tax returns can retain eligibility using prior returns.

Higher Education

Assistance and Grants spending for higher education includes funding for CUNY, SUNY, and Higher Education Services Corporation (“HESC”).

As of Fall 2024 enrollment data, SUNY and CUNY operate 47 four-year colleges and graduate schools with a total enrollment of roughly 372,000 full- and part-time students. SUNY and CUNY also operate 37 community colleges, serving approximately 242,000 students. State funds support a significant portion of SUNY and CUNY operations. In addition to the spending reflected in the above table, the State provides nearly $2.0 billion in annual support for the fringe benefit costs of all employees at SUNY state-operated campuses and approximately $1.5 billion for SUNY four-year campus operations via an annual General Fund transfer, and an estimated $947 million for debt service payments on bond-financed capital projects at SUNY and CUNY in FY 2026. Additionally, an estimated $330 million in student financial aid support will continue to be transferred from HESC to SUNY in FY 2026. This is the result of an accounting change first implemented in FY 2020 to reflect certain financial aid payments made from HESC to SUNY as transfers instead of disbursements.

HESC is New York State’s student financial aid agency. HESC oversees State-funded financial aid programs, including the Excelsior Scholarship, the Tuition Assistance Program (“TAP”), and various other scholarship and loan forgiveness programs. Together, these programs provide financial aid to approximately 300,000 students. HESC also partners with OSC in administering the College Choice Tuition Savings program.

Higher education assistance and grants spending is projected to increase by $318 million, or 9.7 percent, from FY 2025 to FY 2026. This spending includes an increase in General Fund operating assistance to CUNY senior colleges for campus operating support, increased fringe benefits, investments in artificial intelligence, and programs to support academic and career advisement, tuition grants, textbooks, and transportation costs. In addition, increased spending at SUNY and CUNY community colleges is driven by additional operating aid and legislation included in the Enacted Budget to provide for the remaining cost of tuition, fees, books, and supplies for students aged 25 to 55 who pursue associate’s degrees in high-demand fields. Student financial aid spending is expected to increase due to the expansion of Veteran’s Tuition Awards to include non-combat veterans.

Health Care

DOH works with local health departments and social services departments, including the City of New York, to coordinate and administer statewide health insurance programs and activities, including operating the Medicaid program. The combined benefit of the State’s health insurance program is to provide health care coverage to over 9 million low-income individuals and long-term care services for the elderly and disabled. Most government-financed health care programs are included under DOH; however, several programs are also supported through multi-agency efforts. In addition to Medicaid and Statewide public health programs, assistance and grants spending for health care includes a variety of mental hygiene programs.

DOH also engages in Federally supported initiatives, including Medicaid redesign and public health response efforts.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through monthly premium payments to managed care plans that enroll Medicaid eligible individuals and direct payments to health care providers for services rendered to Medicaid enrollees. According to the most recent Center for Medicaid and Medicaid Services Data, New York is the second largest program in terms of spending, behind California, which spends roughly 37 percent more in gross expenditures and covers more than 13 million people. Medicaid services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care, and services provided in a variety of community-based settings (including personal care, mental health, substance use disorder treatment, developmental disabilities services, school-based services, and foster care services). The Medicaid program is financed by the Federal government, the State, and counties, including the City of New York. DOB estimates that spending from all sources, including spending by local governments that is not part of the State’s All Funds activity, will total over $126 billion in FY 2026.

The DOH Medicaid State-share of spending is financed by a combination of the General Fund, HCRA resources, indigent care support, provider assessment revenue, and tobacco settlement proceeds. In any year, Medicaid costs financed by the General Fund may be affected by several factors, including the statutory Medicaid Global Cap that limits annual growth for a subset of State-share Medicaid spending, financial resources available in HCRA and, to a lesser extent, other State Special Revenue Funds, and temporary changes to the Federal share of Medicaid (e.g., eFMAP).

The Essential Plan

The State established the EP, a health insurance program which receives Federal subsidies authorized through the ACA. The EP includes health insurance coverage for New York State residents who are lawfully present in the United States, including lawfully present immigrants not eligible for Medicaid, CHP, or employer-sponsored coverage. Individuals who meet the EP eligibility standards are enrolled through the New York State of Health (NYSOH) insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. The Exchange – NYSOH – serves as a centralized marketplace to shop for, compare, and enroll in a health plan. Over 1.7 million New Yorkers are currently enrolled in the EP, in H.R. 1, a provision was included that disqualifies the lawfully present immigrant population from receiving Federal funding for their EP benefits. When effective, this provision would result in over half of the program’s funding being eliminated. These lawfully present immigrants may otherwise qualify for the Medicaid program, which would generate additional State costs. To alleviate new State costs and maintain coverage for as many individuals as possible, DOH is seeking to terminate its 1332 State Waiver and EP expansion and reactivate its (currently suspended) Basic Health Program (BHP), which is authorized under Section 1331 of the ACA. This transition is subject to CMS approval. If approved, this action would allow enrollees with incomes below 200 percent of the FPL to maintain the same level of health coverage as under the 1332 Waiver. This transition would be anticipated to take effect by July 2026.

Federal EP spending over the Financial Plan period reflects H.R. 1 as executed. Projections do not assume the transition to the BHP under Section 1331 of the ACA that is pending CMS approval. Additional revisions to the Federal EP spending will be reflected in future updates reflecting the status of CMS approval.

Under the original EP, Federal funding was received in advance pursuant to a formula that calculated what EP enrollees would have received had they enrolled in a qualified health plan and deposited 95 percent of that value into the EP Trust Fund. These funds were earmarked exclusively for eligible expenses under the Section 1331 Waiver, which was limited to reducing premiums and cost sharing, as well as providing additional benefits for eligible EP enrollees. Due to restrictions on eligible expenses, advances had exceeded disbursements, resulting in a fund balance of $8.8 billion as of March 31, 2025. With approval of the 1332 Waiver, effective April 1, 2024, this accumulated balance was suspended for the life of the Waiver, previously expected through December 31, 2029. Pending CMS approval, these funds will be utilized once the EP has transitioned back to the original BHP.

Public Health/Aging Programs

The State administers more than 150 separate programs to promote public health and wellbeing and provide access to quality health services for New Yorkers. CHP, the single largest program in this category, provides health insurance coverage for children of low-income families up to the age of 19. The General Public Health Work (“GPHW”) program reimburses local health departments for the cost of providing certain public health services. The Elderly Pharmaceutical Insurance Coverage (“EPIC”) program provides prescription drug insurance to seniors. The Early Intervention (“EI”) program pays for services provided to infants and toddlers with disabilities or developmental delays who are under the age of three. Many public health programs, such as the EI and GPHW programs, are run by county health departments that are reimbursed by the State for a share of the program costs. State spending projections do not include the county share of these programs. In addition, a significant portion of HCRA spending is included under the Public Health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging and local providers.

Public Health spending is projected to increase by 12 percent in FY 2026 and grow by less than 2 percent annually over the remaining years of the Financial Plan period. The growth in FY 2026 reflects one time increases for MIF and the Healthcare Facility Restructuring Program Pool. The leveling off of spending growth in the outyears primarily reflects anticipated declines in CHP enrollment, partially offset by increased State spending on reproductive health and abortion access, and higher reimbursement rates under the EI program.

Over the multi-year period, the Updated Financial Plan supports programs to address the needs of individuals living in underserved communities by ensuring surplus agricultural products are rerouted through the State’s network of food banks; monitoring and providing support for unforeseen public health emergencies; reducing infant, child, and maternal mortality; improving maternal mental health; and maintaining on-going workforce investments to safeguard access to health care.

The Updated Financial Plan supports SOFA programs to address locally identified capacity needs, including retention of the elderly in their communities; support for family and friends in their caregiving roles; establishment of quality reporting and accreditation for assisted living residences; and implementation of quality improvement initiatives in nursing homes to promote transparency.

Health Care Reform Act Financial Plan

HCRA was established in 1996 to help fund a portion of State health care activities and is currently authorized through FY 2026. HCRA resources include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. These resources are used to fund roughly 15 percent of State share Medicaid costs, and other programs and health care industry investments, including: CHP; EPIC; Physician Excess Medical Malpractice Insurance; Indigent Care payments to hospitals serving a disproportionate share of individuals without health insurance; Worker Recruitment and Retention; Doctors Across New York; Nurses Across New York; and the Statewide Health Information Network for New York/All-Payer Claims Databases.

Total HCRA receipts are anticipated to grow at a steady rate over the course of the multi-year plan while cigarette tax revenues will moderately decline, concurrent with the anticipated decline in taxable cigarette consumption. These declines are offset by $150 million in annual revenues set aside to support distressed providers through Medicaid program payments.

HCRA spending over the same plan period reflects approximately $5 billion in continued support for Medicaid spending, including the $150 million set aside for distressed providers and approximately $1. 5 billion for the CHP program. Additionally, the FY 2026 Enacted Budget included $211 million in funding to maintain MIF solvency and allow the program to remain open to new enrollees through FY 2026. However, due to increased enrollment, escalating average medical costs per enrollee, and legislatively mandated average commercial reimbursement requirements, which are in place until June 1, 2026, the MIF is expected to reach the threshold for closure to new enrollees sometime in FY 2027. If closed to new enrollees, those who would have been considered qualified plaintiffs and automatically enrolled in the MIF will instead be able to seek legal recourse against hospitals and physicians for medical costs.

HCRA is expected to remain in balance over the Financial Plan period. Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to maintain a balanced fund. Any such spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA are expected to fund Medicaid costs that would have otherwise been paid from the General Fund.

Mental Hygiene

The Mental Hygiene agencies consist of the OPWDD, the OMH, the OASAS, the Council on Developmental Disabilities, and the Justice Center for the Protection of People with Special Needs (Justice Center). OPWDD, OMH, and OASAS provide services directly to their clients through State-operated facilities and indirectly through community-based providers. Services are provided for adults with mental illness, children with emotional disturbance, individuals with intellectual and developmental disabilities and their families, people with substance use disorder, and individuals with problem gambling. The service costs are reimbursed by Medicaid, Medicare, third-party insurance, and State funding.

The Updated Financial Plan includes continued support for individuals with developmental disabilities to ensure appropriate access to care, including funding to expand independent living opportunities, provide choice in service options, and support increased utilization levels.

Funding continues support for OMH community services and the transition of individuals from inpatient to community settings. The Updated Financial Plan includes funding to support the launch of an Aging in Place pilot program to enhance residential services for people with mental illness who need additional assistance to continue living independently as they age, the creation of new Intensive and Sustained Engagement Teams and Hospital-Based Peer Bridger services and expanding the teen Mental Health First Aid program.

Funding for OASAS programs will continue support to not-for-profit providers for addiction prevention, treatment, harm reduction, and recovery programs. Additional investments include expanding access to opioid treatment medications in underserved areas. Similarly, the multi-year Updated Financial Plan includes approximately $400 million in resources from the Opioid Stewardship Tax and litigation settlements with pharmaceutical manufacturers and distributors that will be targeted at the overdose epidemic through investments in substance use disorder programs.

The Updated Financial Plan also continues funding for provider reimbursements associated with scheduled increases to the minimum wage index and to establish and operate 3,500 new residential units for New Yorkers with mental illness; significantly expand outpatient mental health services; enhance mental health services in schools; and increase funding for Safe Options Support (SOS) teams and specialized programs for children. The FY 2026 Enacted Budget also provided a 2.6 percent targeted inflationary increase for eligible programs run by voluntary operated providers.

Since the beginning of FY 2026, costs reported under the DOH Medicaid budget exclude OSA local Medicaid expenses which had been included under the Global Cap. These costs, previously reported in the DOH budget, are now reported in the respective agencies, including OPWDD and OMH. The reclassification of this spending is cost neutral to the overall Updated Financial Plan and more appropriately aligns program activities and costs to agencies responsible for managing such services. The level of Mental Hygiene spending reported under the DOH Medicaid Global Cap and/or the OPWDD related local share expenses funded with additional financial plan resources have no impact on mental hygiene service delivery or operations and may fluctuate depending on the availability of resources and other cost pressures within the Medicaid program.

Social Services

Office of Temporary and Disability Assistance

OTDA assistance and grants programs provide cash benefits and supportive services to low-income families. The State’s three main programs are Family Assistance, Safety Net Assistance and SSI. The Family Assistance program, financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance to single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, the visually handicapped, and disabled persons.

DOB’s caseload models project a total of 713,509 public assistance recipients in FY 2026. Approximately 208,640 families are expected to receive benefits through the Family Assistance program and 142,955 through the Safety Net Assistance program in FY 2026, an increase in both programs from FY 2025. The caseload for single adults and childless couples supported through the Safety Net Assistance program is projected to be 361,914 in FY 2026, an increase of 10 percent from FY 2025.

FY 2026 growth in Public Assistance Initiatives is attributed to expanding Welcome Centers in the City of New York to combat homelessness, and one-time rental arrears payments. Growth in Public Assistance Benefits is attributable to increases in Safety Net Assistance spending driven by an increase in caseload, particularly in the City of New York, as well as the implementation of the Birth Allowance for Beginning Year program, which will provide an enhanced benefit to eligible families after the birth of a child. Asylum seeker assistance year-over-year spending increases are due to the estimated timing of claiming and disbursements for one-time funding provided to the City of New York.

Homeless Housing and Services reflects the continued transition from State settlement funds to the General Fund for the ESSHI. ESSHI funds supportive housing constructed for vulnerable homeless populations under the Governor’s Affordable Housing and Homelessness Plan and reflects the full estimated costs that are shared by multiple agencies. Costs are expected to experience a timing-related decline in FY 2026 and recover beginning in FY 2027.

Office of Children and Family Services

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. It oversees the State’s system of family support and child welfare services administered by local social services districts and community-based organizations. Specifically, child welfare services, financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. Also financed by a combination of Federal, State and local sources, the Child Care Block Grant supports child care subsidies for public assistance, as well as low and middle-income families.

The Updated Financial Plan continues State support for child care subsidies for eligible families up to 85 percent of the State income threshold and projects that funding for residential school placements of children with special needs will resume beginning in FY 2027. In addition, spending growth reflects the State’s investment in youth programs through Get Offline Get Outside 2.0, additional funding for homeless youth, and a 2.6 percent targeted inflationary increase for eligible programs. OCFS’s Medicaid budget increase reflects shifting program funding from DOH to OCFS.

Transportation

The Department of Transportation (“DOT”) maintains approximately 44,475 State highway lane miles and 7,700 State highway bridges. The DOT also partially funds regional and local transit systems, including the MTA; local government highway and bridge construction; and rail, airport, and port programs.

In FY 2026, the State plans to provide $9.0 billion in operating aid to mass transit systems. The MTA, the nation’s largest transit and commuter rail system, is scheduled to receive $8 billion (approximately 90 percent) of the State’s mass transit aid, including $3.8 billion from the direct remittance of various dedicated taxes and fees that do not flow through the State’s Updated Financial Plan and are thus excluded from the table below.

Increased projected spending in FY 2026 includes an additional $138 million to the MTA, $37 million for other downstate transit systems, $16 million for upstate systems, and funding for an Orange County Transit Study. These increases are partially offset by lower operating support, commensurate with need, to the Gateway Development Commission and the Ogdensburg Bridge and Port Authority.

State Operations

State operations spending consists of PS and NPS. PS includes salaries of State employees of the Executive, Legislative, and Judicial branches consistent with current negotiated collective bargaining agreements, as well as temporary/seasonal employees. NPS includes real estate rentals, utilities, contractual payments (e.g., consultants, IT, and professional business services), supplies and materials, equipment, and telephone service. Certain state operations costs of DOT and the Department of Motor Vehicles (“DMV”) are included in Capital Projects Funds and were not reflected in State Operating Funds.

Over 90 percent of the State workforce is unionized. The largest unions include: Public Employees Federation (PEF), which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); Civil Service Employees Association (CSEA), which represents office support staff, administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; United University Professionals (UUP), which represents faculty and nonteaching professional staff within the SUNY system; and New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), which represents security personnel (correctional, safety and security officers).

State operations spending for executive agencies is affected by the timing of Federal reimbursement of State incurred COVID-19 pandemic response and recovery efforts, contractual general salary increases, inflation, and new investments. Excluding general salary increases and inflation, agency spending changes include:

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Department of Corrections and Community Supervision (DOCCS). funding increases support the need to stabilize the correctional system because of the illegal strike, and significant investments to ensure the safety and security of correctional staff and incarcerated individuals, expansion of the body worn camera program, acceleration and continued installation of fixed cameras in all facilities, and expansion and restructure of the Office of Special Investigations.

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OMH. spending increases support expansion of various mental health programs, including enhancing SOS teams to provide psychiatric and medical care to individuals experiencing street homelessness and those in temporary shelter settings; and enhanced staffing at forensic psychiatric centers to improve patient outcomes.

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OPWDD additional funding reflects the alignment of PS funding to support the Full-Time Equivalent (FTE) forecast and to expand Intensive Treatment Opportunity capacity to develop inpatient treatment settings for individuals that require intensive behavior supports in the Finger Lakes region.

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DOH. spending growth is reflective of H.R. 1 impacts associated with the elimination of Federal funding for the State’s 1332 EP Waiver and the Federal government requirement for states to establish Medicaid community engagement requirements for certain non-exempted populations that will be required to document at least 80 hours per month of work, education, and/or community service to be eligible for Medicaid benefits.

In addition to H.R. 1, the Enacted Budget included funding for staffing and contractual services requirements for programs created and strengthened by legislative bills, including the opioid antagonist distribution program which will begin providing fentanyl test strips and informational packets to individuals receiving opioid antagonists. Funding has also been provided for conducting a study of the delivery of services to individuals with Traumatic Brain Injuries (TBIs). These and other investments will ensure that the programs are well-equipped to achieve their objectives to improve public health across the State.

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State Police. Funding is increased to support the deployment of additional State Police and counterterrorism investigators to strengthen criminal border enforcement efforts and the payment of retroactive costs for the labor agreement between the State of New York and the PBANYS in FY 2026..

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Information Technology Services. Spending growth reflects continued investments in resources dedicated to cybersecurity and the IT workforce as well as system modernization and demographic data collection efforts.

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Children and Family Services. Spending in FY 2026 and beyond reflects Statewide costs associated with implementing and supporting Raise the Age reforms, such as comprehensive diversion, probation, and programming services for 16- and 17-year-old youth in the juvenile justice system. Costs will be shifted to other agencies where costs are incurred in a later Financial Plan update.

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All Other Executive Agencies. Spending increases in FY 2026 are largely due to lower spending in FY 2025 as the Federal reimbursement of previously incurred State costs related to COVID-19 pandemic response and recovery expenses offset spending. In addition, costs related to the deployment of National Guard members assigned to correctional facilities to supplement existing staffing levels and the Joint Task Force Empire Shield Mission, expenses for public service announcements, and public service recruitment efforts, drive higher spending.

●	State University. Spending growth reflects escalating staffing levels and additional operating support at four-year campuses and for SUNY Downstate Hospital.
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Judiciary. Growth supports non-judicial staffing initiatives including new court clerks and attorneys, costs associated with four court officer academy classes, and increased staffing levels to address case backlogs and provide operational support to various courts. Higher funding also supports new judgeships, including: ten additional City of New York Civil Court Judges and five additional Court of Claims judges; ten additional City of New York Family Court Support Magistrates, including non-judicial staff supporting these new judges; civil legal services; various technology initiatives; and expansion of various programs including Alternative Dispute Resolution and Alternatives to Incarceration.

Workforce

In FY 2026, over $18 billion of the State Operating Funds budget is dedicated to supporting FTE employees under direct Executive control; individuals employed by SUNY and Independent Agencies; employees paid on a non-annual salaried basis; and overtime pay. Roughly 60 percent of the Executive agency workforce is in the mental hygiene agencies and DOCCS.

General State Charges

GSC spending includes employee related expenses for fringe benefits the State provides to current and former employees, as well as certain statewide fixed costs. Fringe benefits include health insurance, pensions, workers’ compensation coverage, unemployment insurance, survivors’ benefits, and dental and vision benefits (some of which are provided through union-specific Employee Benefit Funds). The GSCs budget also pays the Social Security payroll tax, taxes on State-owned lands, Payments in Lieu of Taxes, and judgments awarded in the Court of Claims. Many of these payments are mandated by law or collective bargaining agreements. Employee fringe benefits are paid centrally through the General Fund. Some agencies with dedicated revenue sources outside of the General Fund partially reimburse the General Fund via the agency fringe benefit assessments process.

GSC spending over the Financial Plan period is primarily driven by the increased costs of health care services, with NYSHIP projections correlating with continued growth rates in the hospital, medical and pharmaceutical industries, as well as the changes in the healthcare industry as a result of new technology and medicines, such as GLP-1 drugs, that drive up costs and healthcare utilization. Pension growth in the outyears reflects projected costs associated with conservative pension fund investment returns and the continued growth in the State workforce.

Programmatically, the State has and continues to fund employee and retiree health care expenses as they become due, on a PAYGO basis. To help limit the State’s liability exposure to postemployment health benefits of retired employees and their dependents, the State has made aggregate deposits to the RHBTF totaling $1.74 billion through FY 2025. The Updated Financial Plan assumes $250 million in annual deposits will continue if fiscal conditions permit. Under current law, the State may deposit into the RHBTF, in any given fiscal year, up to 1.5 percent of the total then-current unfunded actuarial accrued OPEB liability.

Social Security spending reflects the continued growth in the State workforce and other salary increases. Workers’ compensation growth reflects current utilization. Other fringe benefits and fixed costs reflect wage and property tax increases, as well as the forecasted spending trends.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation Bonds for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as Empire State Development (“ESD”), Dormitory Authority of the State of New York (“DASNY”), and New York State Thruway Authority (“NYSTA”), for which debt service is subject to annual appropriation by the State Legislature. Depending on the credit structure, debt service is financed by transfers from the General Fund and dedicated taxes and fees.

State Operating Funds debt service is projected to be $2.3 billion in FY 2026, of which $301 million is paid from the General Fund and $2.0 billion is paid from other State funds supported by dedicated tax receipts. The General Fund finances debt service payments on General Obligation Bonds and service contract bonds, including expected service contract payments to the Gateway Development Commission relating to the Hudson Tunnel Project. Debt service for other State-supported bonds is paid directly from other dedicated State funds, subject to appropriation, including PIT and Sales Tax Revenue bonds.

Debt service spending levels are impacted by prepayments. The Updated Financial Plan reflects prepayments that totaled $ 2.8 billion in FY 2025 and a new prepayment of $750 million in FY 2026. As shown in the table below, the net impact of these prepayments and prior year prepayments decreases debt service costs in FY 2026 through FY 2029.

The FY 2026 Enacted Budget authorized liquidity financing in the form of up to $3.0 billion of PIT notes as a tool to manage unanticipated financial disruptions. The Updated Financial Plan does not assume any PIT note issuances. DOB evaluates cash results regularly and may adjust the use of notes based on liquidity needs, market considerations, and other factors.

The Updated Financial Plan estimates for debt service spending reflect bond sale results, including refundings, projections of future refunding savings, and the adjustment of debt issuances to align with projected bond-financed capital spending. Debt service projections were reduced to reflect the contribution of $13.6 billion of PAYGO capital resources that were added since FY 2023.

PRIOR FISCAL YEARS

Cash-Basis Results for Prior Fiscal Years

General Fund Fiscal Years 2023 through 2025

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. Transfers from the General Fund to other funds primarily support capital projects, university operations, and certain State share Medicaid expenses, paid from other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund in any given fiscal year as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Rainy Day Reserves to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

The General Fund balance has increased by $13.5 billion from FY 2023 to FY 2025, driven by extraordinary tax collections that allowed significant increases in reserves, as well as the establishment of a reserve for payment of PTET/PIT tax credits15 in FY 2022 which totaled $18.2 billion at the end of FY 2025. In addition, over $17 billion has been added to principal reserve balances since FY 2021, which is complemented by additional reserves for future operating costs and timing of resource management.

FY 2025

The State ended FY 2025 in balance on a cash basis in the General Fund, based on preliminary unaudited results. General fund receipts, including transfers from other funds, totaled $119.3 billion. General Fund disbursements, including transfers from other funds, totaled $108.7 billion. The State ended FY 2025 with a General Fund balance of $56.9 billion, an increase of $10.6 billion from FY 2024 results. The higher balance reflects a deposit to the Rainy Day Fund; an increase in the reserves for future operations and PTET/PIT credits; and additional resources available at year-end that are carried forward to offset delayed payments, operational costs, and capital projects spending, as well as to reduce the budget gaps in subsequent years.

FY 2024

The State ended FY 2024 in balance on a cash basis in the General Fund. General fund receipts, including transfers from other funds, totaled $103.0 billion. General Fund disbursements, including transfers from other funds, totaled $100.1 billion. The State ended FY 2024 with a General Fund balance of $46.3 billion, an increase of $2.9 billion from FY 2023 results. The higher balance reflects a set aside for asylum seeker assistance, an increase for the reserves for labor settlements/agency operations, and additional net resources available at year-end that were carried forward to reduce the budget gaps in subsequent years.

FY 2023

The State ended FY 2023 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $103.2 billion. General Fund disbursements, including transfers from other funds, totaled $92.8 billion. The State ended FY 2023 with a General Fund balance of $43.5 billion, an increase of $10.4 billion from FY 2022 results. The higher balance reflects the deposit of $10.6 billion to the State’s principal reserves, partially offset by use of prior year resources as planned to fund certain commitments and operations in FY 2023.

State Operating Funds Fiscal Years 2023 through 2025

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity and includes spending from Federal funds and capital projects funds.

FY 2025

The FY 2025 All Funds closing balance totaled $73.7 billion, $7.8 billion above FY 2024. The increase reflected higher receipts ($14.5 billion), which more than offset growth in disbursements ($6.6 billion) compared to the prior year.

Tax collections grew by $11.1 billion inclusive of anticipated growth in PIT receipts, coupled with a decline in current and prior year refunds and advanced credit payments; PTET participation and extensions; modest growth in sales tax collections and significant growth in adult-use cannabis receipts resulting from the continued maturation of the market; CFT gross receipts; and the resolution of two significant bank audit cases. The growth was partly offset by increased CFT refunds and a decrease in super large estate tax collections. Miscellaneous receipts increased due primarily to collections from the Mental Hygiene Services Debt Service fund, HCRA, the DFS, and Licenses & Fees.

Higher spending was mainly due to assistance and grants spending reflecting planned increases for School Aid, inclusive of increased Excess Cost Aid and BOCES Aid spending, and Medicaid. Substantial growth in Medicaid is largely attributable to the expiration of the COVID eFMAP benefit in FY 2024, higher FFS claims, and increased Managed Long Term Care claims due to enrollment growth. Other spending increases include enrollment growth and the inclusion of undocumented pregnant individuals under CHP, retroactive to April 2022, as well as spending on Day Care and Child Welfare services.

Executive agency operations spending increased from the prior year due largely to FEMA reimbursements received in FY 2024 for State costs incurred for COVID pandemic response and recovery efforts, as well as general salary increases pursuant to existing labor contracts, workforce growth, and inflationary increases for energy, medical expenses, and other commodities.

University systems’ agency operations spending increased from the prior year largely due to salary increases pursuant to existing labor contracts and increased funding for campus and hospital operations. Spending growth for Elected Officials was due primarily to higher Judiciary spending.

Lower annual spending for pensions and debt service is the result of prepaying expenses prior to the fiscal year in which they come due. Excluding these prepayments, debt service would have increased by $188 million (3.1 percent) and pensions would have increased by $448 million (21 percent). Other fringe benefit spending increases are associated with rising health benefits and Social Security costs.

Federal operating spending decreased in FY 2025 in large part due to COVID related spending impacts, including: the discontinuation of the Medicaid enhanced Federal match; FEMA reimbursements for State costs incurred for COVID-19 pandemic response and recovery efforts and reimbursements of costs that were passed through to local entities; decreased spending for the Emergency Rental Assistance Program and Public Assistance benefit payments; and a decrease in COVID-19-related School Aid grants and U.S. Department of Agriculture School Lunch Act spending. These declines are partially offset by higher spending for the EP due to expansion of program eligibility associated with the 1332 waiver and increased hospital investments ($3.1 billion higher); timing of Federal CHP and Health and Human Services payments; Elementary and Secondary Education Title Act grants; Child Care subsidies, the Summer Electronic Benefits Transfer program, and the Flexible Fund for Family Services.

FY 2024

The FY 2024 All Funds closing balance totaled $65.9 billion, $44 million below FY 2023. This stable closing balance was due to a higher opening fund balance ($12.4 billion) and net growth in receipts ($1.4 billion), which supported higher disbursements ($14.4 billion). More than half of the increase in disbursements compared to FY 2023 was attributable to Federal operating aid ($9 billion).

Total tax collections in FY 2024 were $5.2 billion or 4.7 percent lower than FY 2023, mostly driven by a decrease in PIT receipts ($4.9 billion). FY 2024 PIT collections reflected lower estimated payments and final return payments, coupled with increased current and prior year refunds. Declines in PIT payments were partly offset by increased withholding and decreases in advanced credit payments attributable to the expiration of the Homeowner Tax Rebate Credit and the State/City offset. PTET collections also decreased ($989 million), due to lower estimated payments and higher refunds.

All other tax receipts increased by $716 million in FY 2024, primarily due to growth in consumption/use taxes ($1.3 billion). The growth reflected higher sales tax receipts and increased motor fuel tax receipts related to the expiration of the temporary fuel tax holiday in December 2022.

The decline in total FY 2024 tax collections was offset by increases in Federal operating aid and miscellaneous receipts. Federal receipts increased by $4.7 billion, reflecting the timing of spending and reimbursements from Federal aid. Miscellaneous receipts were also $1.9 billion higher than in FY 2023, primarily due to higher investment income ($2.4 billion).

The increase in disbursements in FY 2024 primarily reflects increased spending on assistance and grants ($7.3 billion) from State Operating Funds, as well as higher Federal operating spending ($9.0 billion) compared to FY 2023. Within the State Operating Funds category, the higher spending on assistance and grants was partially offset by a decrease in debt service payments ($3.5 billion) due to the timing of prepayments.

State Operating Funds spending totaled $128.5 billion in FY 2024, an increase of $4.7 billion (3.8 percent) compared to FY 2023. Within this category, assistance and grants spending was $7.3 billion higher than in the prior year. The largest changes within assistance and grants were as follows:

●	School Aid ($3.1 billion higher) due primarily to the final year of the three-year phase-in of Foundation Aid.
●

Medicaid ($2.3 billion higher) attributable primarily to continued claims growth ($3.4 billion), offset partially by increases in the Local Cap Contribution ($663 million) and increased pharmacy rebate offsets ($621 million).

●	Mental Hygiene ($2 billion higher) due to a $1.9 billion increase in mental hygiene spending moved out of the Global Cap through the Local Share Adjustment and Mental Hygiene Stabilization Fund.
●	Children and Family Services ($841 million lower) due primarily to non-recurring spending for Child Welfare Services ($1.2 billion) for settled and advanced claims.

In addition, spending on State operations from State Operating Funds increased by $882 million in FY 2024, reflecting underlying growth in salary costs. Within the executive agency operations category, pandemic-related FEMA reimbursements received in FY 2024 (roughly $960 million) more than offset cost growth. For fringe benefits, increased spending ($493 million) reflected the prepayment of future pension obligations in FY 2024 ($1.6 billion), partially offset by a smaller deposit to the Retiree Health Benefit Trust Fund compared to FY 2023.

Debt Service spending from State Operating Funds was $3.5 billion lower due to the net impact of debt service prepayments executed in FY 2024 and prior years ($3.9 billion).

Federal operating spending increased by $9 billion over the prior year due primarily to the following:

●	EP ($3.5 billion higher) attributable to increased rates and higher program participation due to an expansion of program eligibility.
●	Medicaid ($3.3 billion higher) primarily attributable to growth in claims.
●	Children and Family Services ($1.2 billion higher) driven by increased spending on Child Care ($749 million) and Child Welfare Services ($399 million).
●

Temporary & Disability Assistance ($1.1 billion lower) driven primarily by decreased spending on the Emergency Rental Assistance Program ($449 million), the Home Energy Assistance Program ($208 million), Child Care ($187 million), and Pandemic Emergency Assistance ($124 million).

●	All Other Federal spending ($1.5 billion higher) increased due to Federal reimbursements of pandemic-related costs passed through to local entities ($1.2 billion).

FY 2023

The FY 2023 All Funds closing balance totaled $66.0 billion, $12.4 billion above FY 2022. The growth was attributable to a larger opening balance ($34.8 billion), offset by lower receipts ($11.3 billion) and higher disbursements ($11.1 billion) compared to the prior year.

The decline in receipts primarily reflects lower tax collections ($9.5 billion). PIT receipts decreased by $12 billion in FY 2023, largely due to the PTET program and the timing of PTET credit realization during FY 2022 and FY 2023. In FY 2022, taxpayers were statutorily prohibited from adjusting tax year 2021 current estimated PIT payments based on anticipated PTET credits. This restriction did not apply for tax year 2022, and FY 2023 PIT collections reflect the realization of a high concentration of PTET credits from both tax years 2021 and 2022. PTET collections also decreased by $1.5 billion in FY 2023, primarily because five quarters of PTET collections were reflected in FY 2022 and FY 2023 was the first year in which PTET refunds were issued.

The decline in PIT and PTET receipts in FY 2023 was offset by growth in other tax categories compared to FY 2022. Higher business tax collections ($2.4 billion) were driven by increased Corporate Franchise Tax receipts, insurance gross receipts, and audits. Consumption/use tax collections grew by $964 million mostly due to stronger-than-expected sales tax collections, partially offset by the temporary suspension of the sales and motor fuel excise taxes (on gasoline and diesel motor fuel) from June 2022 through December 2022.

Non-tax miscellaneous receipts increased by $3.9 billion in FY 2023, primarily due to the timing of reimbursements for various capital programs ($1.4 billion) and higher investment income ($1.1 billion). Federal grants decreased by $5.7 billion, largely due to the receipt of $12.75 billion in ARP aid in FY 2022.

The increase in disbursements in FY 2023 primarily reflects increased spending on assistance and grants ($6.9 billion) from State Operating Funds, as well as higher spending from Federal grants ($5.5 billion) compared to FY 2022.

State Operating Funds spending totaled $123.8 billion in FY 2023, an increase of $6.3 billion (5.4 percent) compared to FY 2022. Within this category, assistance and grants spending through March was $6.9 billion higher than in the prior year. The largest spending changes within assistance and grants were as follows:

●

Medicaid ($3.5 billion higher) primarily attributable to enrollment growth in Managed Care associated with the Public Health Emergency and Federal requirement prohibiting the disenrollment of recipients ($1.8 billion); increased Fee for Service Spending related to higher utilization and prices ($689 million); and increased spending in the Vital Access Provider Assurance Program related to advancement of the Federal share of directed payment template payments for distressed hospitals ($2 billion). The higher spending is partially offset by increased COVID eFMAP collections in FY 2023 ($812 million) and Federal Family Planning credits ($108 million) that were not claimed in FY 2022.

●

School Aid ($2 billion higher) due to planned General Aid payment increases ($675 million) related to the second year of the three-year phase-in of full funding of Foundation Aid, education payments supported by higher Mobile Sports Wagering receipts ($517 million), increased disbursements supported by Lottery and VLT receipts ($630 million), and higher Teacher Retirement System payments ($141 million).

●

Office of Children and Family Services ($1.1 billion higher) primarily attributable to higher spending for Child Welfare Services ($1.2 billion) and Day Care ($49 million), partially offset by reduced spending on Foster Care Block Grant payments ($55 million) and Adult Protective Services ($52 million).

Executive agency operations spending from State Operating Funds increased by $1.4 billion in FY 2023, largely because eligible State costs were offset by the Federal CRF in FY 2022. Debt Service decreased by $2.1 billion in FY 2023, due to prior prepayments of FY 2023 debt service.

Federal operating aid increased by $5.5 billion over the prior year due predominantly to the following:

●

Medicaid ($5.1 billion higher) primarily attributable to significantly higher claims-based spending ($3.4 billion) caused by Federal Maintenance of Effort (MOE) restrictions on disenrollment during the Public Health Emergency and increased rates ($1.3 billion), higher Fee-for-Service expenditures resulting from increased utilization and price increases ($1.2 billion) and increased Managed Long-Term Care spending ($879 million). Additional increased year-to-year spending is attributable to higher COVID eFMAP collections ($860 million), the claiming of Federal Community First Choice Option credits ($761 million), and Family Planning credits ($108 million) that were not claimed by the State in FY 2022.

●	School Aid ($2.3 billion higher) primarily due to increased spending from COVID-19 related grants ($2.1 billion).

All Funds Fiscal Years 2023 through 2025

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity and includes spending from Federal funds and capital projects funds.

FY 2025

The FY 2025 All Funds closing balance totaled $73.7 billion, $7.8 billion above FY 2024. The increase reflected higher receipts ($14.5 billion), which more than offset growth in disbursements ($6.6 billion) compared to the prior year.

Tax collections grew by $11.1 billion inclusive of anticipated growth in PIT receipts, coupled with a decline in current and prior year refunds and advanced credit payments; PTET participation and extensions; modest growth in sales tax collections and significant growth in adult-use cannabis receipts resulting from the continued maturation of the market; CFT gross receipts; and the resolution of two significant bank audit cases. The growth was partly offset by increased CFT refunds and a decrease in super large estate tax collections. Miscellaneous receipts increased due primarily to collections from the Mental Hygiene Services Debt Service fund, HCRA, the DFS, and Licenses & Fees.

Higher spending was mainly due to assistance and grants spending reflecting planned increases for School Aid, inclusive of increased Excess Cost Aid and BOCES Aid spending, and Medicaid. Substantial growth in Medicaid is largely attributable to the expiration of the COVID eFMAP benefit in FY 2024, higher FFS claims, and increased Managed Long Term Care claims due to enrollment growth. Other spending increases include enrollment growth and the inclusion of undocumented pregnant individuals under CHP, retroactive to April 2022, as well as spending on Day Care and Child Welfare services.

Executive agency operations spending increased from the prior year due largely to FEMA reimbursements received in FY 2024 for State costs incurred for COVID pandemic response and recovery efforts, as well as general salary increases pursuant to existing labor contracts, workforce growth, and inflationary increases for energy, medical expenses, and other commodities.

University systems’ agency operations spending increased from the prior year largely due to salary increases pursuant to existing labor contracts and increased funding for campus and hospital operations. Spending growth for Elected Officials was due primarily to higher Judiciary spending.

Lower annual spending for pensions and debt service is the result of prepaying expenses prior to the fiscal year in which they come due. Excluding these prepayments, debt service would have increased by $188 million (3.1 percent) and pensions would have increased by $448 million (21 percent). Other fringe benefit spending increases are associated with rising health benefits and Social Security costs.

Federal operating spending decreased in FY 2025 in large part due to COVID related spending impacts, including: the discontinuation of the Medicaid enhanced Federal match; FEMA reimbursements for State costs incurred for COVID-19 pandemic response and recovery efforts and reimbursements of costs that were passed through to local entities; decreased spending for the Emergency Rental Assistance Program and Public Assistance benefit payments; and a decrease in COVID-19-related School Aid grants and U.S. Department of Agriculture School Lunch Act spending. These declines are partially offset by higher spending for the EP due to expansion of program eligibility associated with the 1332 waiver and increased hospital investments ($3.1 billion higher); timing of Federal CHP and Health and Human Services payments; Elementary and Secondary Education Title Act grants; Child Care subsidies, the Summer Electronic Benefits Transfer program, and the Flexible Fund for Family Services.

FY 2024

The FY 2024 All Funds closing balance totaled $65.9 billion, $44 million below FY 2023. This stable closing balance was due to a higher opening fund balance ($12.4 billion) and net growth in receipts ($1.4 billion), which supported higher disbursements ($14.4 billion). More than half of the increase in disbursements compared to FY 2023 was attributable to Federal operating aid ($9 billion).

Total tax collections in FY 2024 were $5.2 billion or 4.7 percent lower than FY 2023, mostly driven by a decrease in PIT receipts ($4.9 billion). FY 2024 PIT collections reflected lower estimated payments and final return payments, coupled with increased current and prior year refunds. Declines in PIT payments were partly offset by increased withholding and decreases in advanced credit payments attributable to the expiration of the Homeowner Tax Rebate Credit and the State/City offset. PTET collections also decreased ($989 million), due to lower estimated payments and higher refunds .

All other tax receipts increased by $716 million in FY 2024, primarily due to growth in consumption/use taxes ($1.3 billion). The growth reflected higher sales tax receipts and increased motor fuel tax receipts related to the expiration of the temporary fuel tax holiday in December 2022.

The decline in total FY 2024 tax collections was offset by increases in Federal operating aid and miscellaneous receipts. Federal receipts increased by $4.7 billion, reflecting the timing of spending and reimbursements from Federal aid. Miscellaneous receipts were also $1.9 billion higher than in FY 2023, primarily due to higher investment income ($2.4 billion).

The increase in disbursements in FY 2024 primarily reflects increased spending on assistance and grants ($7.3 billion) from State Operating Funds, as well as higher Federal operating spending ($9.0 billion) compared to FY 2023. Within the State Operating Funds category, the higher spending on assistance and grants was partially offset by a decrease in debt service payments ($3.5 billion) due to the timing of prepayments.

State Operating Funds spending totaled $128.5 billion in FY 2024, an increase of $4.7 billion (3.8 percent) compared to FY 2023. Within this category, assistance and grants spending was $7.3 billion higher than in the prior year. The largest changes within assistance and grants were as follows:

●	School Aid ($3.1 billion higher) due primarily to the final year of the three-year phase-in of Foundation Aid.

●

Medicaid ($2.3 billion higher) attributable primarily to continued claims growth ($3.4 billion), offset partially by increases in the Local Cap Contribution ($663 million) and increased pharmacy rebate offsets ($621 million).

●	Mental Hygiene ($2 billion higher) due to a $1.9 billion increase in mental hygiene spending moved out of the Global Cap through the Local Share Adjustment and Mental Hygiene Stabilization Fund.
●	Children and Family Services ($841 million lower) due primarily to non-recurring spending for Child Welfare Services ($1.2 billion) for settled and advanced claims.

In addition, spending on State operations from State Operating Funds increased by $882 million in FY 2024, reflecting underlying growth in salary costs. Within the executive agency operations category, pandemic-related FEMA reimbursements received in FY 2024 (roughly $960 million) more than offset cost growth. For fringe benefits, increased spending ($493 million) reflected the prepayment of future pension obligations in FY 2024 ($1.6 billion), partially offset by a smaller deposit to the Retiree Health Benefit Trust Fund compared to FY 2023.

Debt Service spending from State Operating Funds was $3.5 billion lower due to the net impact of debt service prepayments executed in FY 2024 and prior years ($3.9 billion).

Federal operating spending increased by $9 billion over the prior year due primarily to the following:

●	EP ($3.5 billion higher) attributable to increased rates and higher program participation due to an expansion of program eligibility.
●	Medicaid ($3.3 billion higher) primarily attributable to growth in claims.
●	Children and Family Services ($1.2 billion higher) driven by increased spending on Child Care ($749 million) and Child Welfare Services ($399 million).
●

Temporary & Disability Assistance ($1.1 billion lower) driven primarily by decreased spending on the Emergency Rental Assistance Program ($449 million), the Home Energy Assistance Program ($208 million), Child Care ($187 million), and Pandemic Emergency Assistance ($124 million).

●	All Other Federal spending ($1.5 billion higher) increased due to Federal reimbursements of pandemic-related costs passed through to local entities ($1.2 billion).

FY 2023

The FY 2023 All Funds closing balance totaled $66.0 billion, $12.4 billion above FY 2022. The growth was attributable to a larger opening balance ($34.8 billion), offset by lower receipts ($11.3 billion) and higher disbursements ($11.1 billion) compared to the prior year.

The decline in receipts primarily reflects lower tax collections ($9.5 billion). PIT receipts decreased by $12 billion in FY 2023, largely due to the PTET program and the timing of PTET credit realization during FY 2022 and FY 2023. In FY 2022, taxpayers were statutorily prohibited from adjusting tax year 2021 current estimated PIT payments based on anticipated PTET credits. This restriction did not apply for tax year 2022, and FY 2023 PIT collections reflect the realization of a high concentration of PTET credits from both tax years 2021 and 2022. PTET collections also decreased by $1.5 billion in FY 2023, primarily because five quarters of PTET collections were reflected in FY 2022 and FY 2023 was the first year in which PTET refunds were issued.

The decline in PIT and PTET receipts in FY 2023 was offset by growth in other tax categories compared to FY 2022. Higher business tax collections ($2.4 billion) were driven by increased Corporate Franchise Tax receipts, insurance gross receipts, and audits. Consumption/use tax collections grew by $964 million mostly due to stronger-than-expected sales tax collections, partially offset by the temporary suspension of the sales and motor fuel excise taxes (on gasoline and diesel motor fuel) from June 2022 through December 2022.

Non-tax miscellaneous receipts increased by $3.9 billion in FY 2023, primarily due to the timing of reimbursements for various capital programs ($1.4 billion) and higher investment income ($1.1 billion). Federal grants decreased by $5.7 billion, largely due to the receipt of $12.75 billion in ARP aid in FY 2022.

The increase in disbursements in FY 2023 primarily reflects increased spending on assistance and grants ($6.9 billion) from State Operating Funds, as well as higher spending from Federal grants ($5.5 billion) compared to FY 2022.

State Operating Funds spending totaled $123.8 billion in FY 2023, an increase of $6.3 billion (5.4 percent) compared to FY 2022. Within this category, assistance and grants spending through March was $6.9 billion higher than in the prior year. The largest spending changes within assistance and grants were as follows:

●

Medicaid ($3.5 billion higher) primarily attributable to enrollment growth in Managed Care associated with the Public Health Emergency and Federal requirement prohibiting the disenrollment of recipients ($1.8 billion); increased Fee for Service Spending related to higher utilization and prices ($689 million); and increased spending in the Vital Access Provider Assurance Program related to advancement of the Federal share of directed payment template payments for distressed hospitals ($2 billion). The higher spending is partially offset by increased COVID eFMAP collections in FY 2023 ($812 million) and Federal Family Planning credits ($108 million) that were not claimed in FY 2022.

●

School Aid ($2 billion higher) due to planned General Aid payment increases ($675 million) related to the second year of the three-year phase-in of full funding of Foundation Aid, education payments supported by higher Mobile Sports Wagering receipts ($517 million), increased disbursements supported by Lottery and VLT receipts ($630 million), and higher Teacher Retirement System payments ($141 million).

●

Office of Children and Family Services ($1.1 billion higher) primarily attributable to higher spending for Child Welfare Services ($1.2 billion) and Day Care ($49 million), partially offset by reduced spending on Foster Care Block Grant payments ($55 million) and Adult Protective Services ($52 million).

Executive agency operations spending from State Operating Funds increased by $1.4 billion in FY 2023, largely because eligible State costs were offset by the Federal CRF in FY 2022. Debt Service decreased by $2.1 billion in FY 2023, due to prior prepayments of FY 2023 debt service. Federal operating aid increased by $5.5 billion over the prior year due predominantly to the following:

●

Medicaid ($5.1 billion higher) primarily attributable to significantly higher claims-based spending ($3.4 billion) caused by Federal MOE restrictions on disenrollment during the Public Health Emergency and increased rates ($1.3 billion), higher Fee-for-Service expenditures resulting from increased utilization and price increases ($1.2 billion) and increased Managed Long-Term Care spending ($879 million). Additional increased year-to-year spending is attributable to higher COVID eFMAP collections ($860 million), the claiming of Federal Community First Choice Option credits ($761 million), and Family Planning credits ($108 million) that were not claimed by the State in FY 2022.

●	School Aid ($2.3 billion higher) primarily due to increased spending from COVID-19 related grants ($2.1 billion).

CAPITAL PROGRAM AND FINANCING PLAN

Capital Plan

The total commitment and disbursement levels in the Capital Plan reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to FY 2026.

FY 2026 Capital Projects Spending

Spending on capital projects was projected to total $19.4 billion in FY 2026. Overall, capital spending in FY 2026 was projected to increase by $2.4 billion or 14 percent from FY 2025.

In FY 2026, transportation and transit spending is projected to total $8.5 billion, which represents 44 percent of total capital spending. Education and higher education spending accounts of 13 percent, spending related to parks, environment, and clean energy represents 13 percent, and economic development spending accounts for 11 percent. The remaining 19 percent comprises spending for health care, mental hygiene, social welfare, public protection, general government, and all other (discussed later).

Transportation and transit spending is projected to increase by $1.2 billion (17 percent) from FY 2025 to FY 2026. The growth is attributable to projected increases in spending by DOT for the State road and bridge projects and local transportation programs. State spending on the MTA is expected to total $1.3 billion in FY 2026, an increase of $610 million, which is attributable to the continued State support for the MTA’s 2020-2024 Capital Plan and initial funding for the 2025-2029 Capital Plan.

Parks and environment spending is estimated to increase by $671 million (37 percent) in FY 2026, primarily reflecting spending from the clean water drinking grants program, which the FY 2026 Enacted Budget increased by $500 million to $6 billion; increased capital support for State parks, including NY SWIMS; and spending from the $4.2 billion Clean Water, Clean Air, and Green Jobs Bond Act. Additionally, the Plan reflects spending in FY 2026 from new initiatives, including: the Sustainable Future Program, NY PLAYS, and NY BRICKS.

Economic development spending is projected to increase by $ 404 million (24 percent) in FY 2026. The increase is primarily attributable to regional economic development programs administered by ESD, including the DRI and NY Forward, RESTORE, and REDC’s. FY 2026 spending also includes continued investment in offshore wind port infrastructure and supply chains, ConnectALL broadband expansion, and upgrades at Olympic Regional Development Authority facilities.

Spending for health care is projected to increase by $351 million (77 percent) in FY 2026. The increase is due to spending from Health Care Restructuring Program grant awards and spending related to five rounds of the Health Care Facility Transformation Program .

Spending for social welfare is projected to increase by $303 million (18 percent) in FY 2026, primarily reflecting ongoing spending from the prior housing plan and the phase-in of funding from the $25 billion housing plan, of which the State is providing $5.7 billion in direct capital assistance.

Education spending is projected to increase by $273 million (128 percent) in FY 2026. The increase is largely due to the implementation of additional programs included in the FY 2025 and FY 2026 Enacted Budgets, and continued spending from prior year initiatives.

Higher education spending is projected to increase by $452 million (28 percent) in FY 2026, which is primarily related to maintaining SUNY and CUNY campus facilities in a state of good repair and making strategic investments in new facilities.

Spending for public protection is projected to increase by $11 million (1 percent) in FY 2026. Public protection capital funding supports maintaining DOCCS, DHSES, DMNA, and DSP infrastructure. In addition, FY 2026 projections assume continued spending for capital investments in communities with high gun violence and another round of the SCAHC grant program.

Mental hygiene capital spending is anticipated to increase by $250 million (41 percent) in FY 2026, reflecting continued investment in both inpatient and outpatient facilities.

General governmental capital spending is projected to increase by $342 million (81 percent) in FY 2026, which includes the maintenance of State facilities and State information technology projects.

Spending in the All Other category is projected to increase by $ 85 million (20 percent). Total planned capital disbursements are reduced by $2 billion, or approximately 10 percent, in each year of the Capital Plan, consistent with spending trends for the past ten years.

Financing Fiscal Year 2026 Capital Projects Spending

In FY 2026, the State plans to finance 46 percent of capital projects spending with long-term bonds and 54 percent with cash and Federal grants. Most of the long-term bonds (95 percent) will be issued on behalf of the State through public authorities. All authority debt issued on behalf of the State is approved by the State Legislature, acting on behalf of the people, and the issuing authority’s board of directors, and in most instances, is subject to approval by the Public Authorities Control Board (PACB). Authority Bonds, as defined in the Capital Plan, do not include debt issued by authorities that are backed by non-State resources. State cash resources will finance 37 percent of capital spending. Federal aid is expected to fund 17 percent of the State’s FY 2026 capital spending, primarily for transportation. Year-to-year, total PAYGO support is projected to increase from FY 2025 to FY 2026 by $1.3 billion, with State PAYGO increasing by $741 million and Federal PAYGO support increasing by $558 million. Bond-financed spending is projected to increase by $1.1 billion, with Authority Bond spending increasing by $842 million and General Obligation Bond spending increasing by $246 million.

Financing Plan

New York State, including its public authorities, is one of the largest issuers of municipal debt in the United States, ranking second among the states, behind California, in the aggregate amount of debt outstanding. As of March 31, 2025, State-related debt outstanding totaled $55.9 billion excluding installation and mortgage loan commitments, equal to approximately 3.3 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. The State’s debt reform caps on debt outstanding and debt service apply to State-supported debt.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, and installation commitments and mortgage loan commitments. This category also includes inter-governmental loans, where no bonds are issued but the State has agreed to pay annual loan payments to another governmental entity. Inter-governmental loans include annual payments to the Gateway Development Commission (“GDC”) to fund the State’s commitment for the Gateway Hudson Tunnel Project. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These financings are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not include debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (e.g., NYSTA revenue bonds, Triborough Bridge and Tunnel Authority revenue bonds, MTA revenue bonds and DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (e.g., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and Sales Tax Revenue Bonds) acting under the direction of DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for PIT Revenue Bonds are DASNY, ESD, NYSTA, the Environmental Facilities Corporation, and the New York State Housing Finance Agency and the Authorized Issuers for Sales Tax Revenue Bonds are DASNY, ESD, and NYSTA. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, PACB and the State Comptroller.

The State uses three primary bond programs, Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and to a lesser extent General Obligation Bonds to finance capital spending.

State-Supported Debt Outstanding

State-supported debt includes General Obligation Bonds, State PIT Revenue Bonds, Sales Tax Revenue Bonds, and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation Bonds, cannot be made without annual appropriation by the State Legislature, but the State’s credits have different security features, as described in this section. The Debt Reform Act of 2000 limits the amount of new State-supported debt issued since April 1, 2000. Legislation included in the FY 2021 and FY 2022 Enacted Budgets authorized the exclusion of all State-supported debt issued in FY 2021 and FY 2022 from the calculation of the debt caps.

Legislation included in the FY 2026 Enacted Budget authorizes short-term financing for liquidity purposes during FY 2026. In doing so, it maintained a tool to help the State manage cashflow if unanticipated financial disruptions arise.

Specifically, the authorization allows for the issuance of up to $3 billion of PIT revenue anticipation notes that mature no later than March 31, 2026. Borrowed amounts cannot be extended or refinanced beyond the initial maturity. The Financial Plan does not currently assume the use of short-term financing for liquidity purposes. DOB evaluates cash results regularly and may adjust the use of notes based on liquidity needs, market considerations, and other factors.

State PIT Revenue Bond Program

Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s Authorized Issuers. The legislation originally required 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. Over time, additional State revenue sources have been dedicated to the RBTF in order to address the anticipated impact that certain legislative changes could have on the level of State PIT receipts, namely, the enactment of (i) the ECEP and the Charitable Gifts Trust Fund in 2018, and (ii) the PTET in 2021. The legislative changes were implemented to mitigate the effect of the TCJA that, among other things, limited the SALT deduction. In order to preserve coverage in the PIT Revenue Bond program, State legislation was enacted that dedicated 50 percent of ECEP receipts and 50 percent of PTET receipts for deposit to the RBTF for the payment of PIT bonds. In addition, in 2018 legislation was enacted that increased the percentage of PIT receipts dedicated to the payment of PIT bonds from 25 to 50 percent. As a result, 50 percent of PIT receipts, 50 percent of ECEP receipts and 50 percent of PTET receipts (collectively, the “RBTF Receipts”) now secure the timely payment of debt service on all PIT bonds.

Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill. In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that RBTF Receipts continue to be deposited to the RBTF until amounts on deposit in the RBTF equal the greater of 40 percent of the aggregate of annual State PIT receipts, ECEP receipts, and PTET receipts or $12 billion.

DOB expects that the ECEP and PTET will be revenue neutral on a multi-year basis for PIT bondholders, although PIT receipts would decrease and ECEP and PTET receipts would increase to the extent that employers elect to participate in the ECEP and qualifying entities elect to pay PTET. However, because the PTET credits are not necessarily realized by taxpayers within the same fiscal year that PTET revenue is received by the State, the PTET will not be revenue-neutral to the State within each fiscal year.

The Charitable Gifts Trust Fund, when created in 2018, had the potential to materially impact the PIT Revenue Bond Program, as deposits to the Charitable Gifts Trust Fund could reduce State PIT receipts by nearly one dollar for every dollar donated. In 2019, the IRS issued final regulations (Treasury Decision 9864) that effectively curtailed further donations to the Charitable Gifts Trust Fund. If Treasury Decision 9864 is upheld in Federal court, taxpayer participation in the Charitable Gifts Trust Fund and the impact on New York State PIT receipts is expected to remain negligible.

As of March 31, 2025, approximately $38.8 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios, noted below, are based upon estimates of RBTF Receipts and include projected debt issuances. PIT Revenue Bonds are expected to comprise 75 percent of bond issuances annually, excluding GO Bonds, but can be used interchangeably with the Sales Tax Revenue Bond Program as needed.

While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the following projected coverage ratios.

Sales Tax Revenue Bond Program

Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT Revenue Bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of two cents of the State’s four cent sales and use tax. Such sales tax receipts in excess of debt service requirements are transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to PIT bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits—PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation Bonds to finance the State’s capital needs. Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2025, $14.5 billion of Sales Tax Revenue Bonds were outstanding.

Debt service coverage for the Sales Tax Revenue Bond program reflects estimates of sales and use tax receipts and includes projected debt issuances. Sales Tax Revenue Bonds are expected to comprise 25 percent of bond issuances annually, excluding GO Bonds, but can be used interchangeably with the PIT Revenue Bond Program as needed. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the following projected coverage ratios.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature and approved by voter referendum. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. The State Constitution provides that General Obligation Bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must mature within 50 years after issuance, with principal amortization commencing no more than three years after issuance.

General Obligation debt is currently authorized for transportation, environment, housing and education purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds are issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school districts and the purchase of classroom technology for use by students. Additionally, these bonds will enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

General Obligation Bonds must be approved directly by the voters at a general election. Only one General Obligation offering, limited to a single work or purpose, may be voted on in a general election. General Obligation bond-financed spending accounts for approximately 2 percent of total spending over the Capital Plan. The Capital Plan assumes the continued implementation of ten previously authorized bond acts (five for transportation, four for environmental and recreational programs, and one for education ), as well as spending for the $4.2 billion Clean Water, Clean Air, and Green Jobs Bond Act that was approved by voters in November 2022.

As of March 31, 2025, approximately $2.3 billion of General Obligation Bonds were outstanding.

The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued General Obligation Bonds, by issuing bond anticipation notes (“BANs”). General Obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State FY in which they were issued has been limited due to the enactment of the fiscal reforms.

General Obligation BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State has previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation Bond financing.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s PIT Revenue Bond program, public authorities or municipalities issued other lease purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings are paid from general resources of the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. As of March 31, 2025, approximately $242 million of State-supported lease- purchase and other contractual obligation financings were outstanding.

Legislation first enacted in FY 2011, and extended through June 30, 2026, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. The State currently has no plans to issue additional lease-purchase or other contractual-obligation financings.

Dedicated Highway and Bridge Trust Fund Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2025, approximately $34 million of DHBTF bonds were outstanding which were fully retired on April 1, 2025. The State currently has no plans to issue additional DHBTF bonds but could in the future if market conditions warrant.

State-Related Obligations Outstanding

State-related debt is a broader measure of debt that includes State-supported debt and contingent-contractual obligations, moral obligations, State-guaranteed debt, intergovernmental loans, and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for General Obligation Bonds, all payments are subject to annual appropriation. There is no State contingent-contractual debt outstanding.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). However, all JDA bonds guaranteed by the State have been paid off, and the State does not anticipate any future JDA indebtedness to be guaranteed by the State. The State has never been called upon to make any direct payments pursuant to any such guarantees.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases and mortgage loan commitments.

Intergovernmental Loans

Intergovernmental loans represent loans where no bonds are issued but the State has agreed to pay annual loan payments, subject to appropriation, to another governmental entity. Accordingly, intergovernmental loans are classified as State-related debt and are not subject to the State’s debt cap. Legislation authorizes the Budget Director to enter into a financing agreement with GDC to make payments to GDC in an amount sufficient to allow GDC to make payments on a New York Railroad Rehabilitation and Improvement Financing (RRIF) loan, subject to annual appropriation by the State Legislature, to support the State’s capital commitment to the Gateway Hudson Tunnel Project. Pursuant to the legislative authorization, the State Budget Director entered into a contractual obligation with GDC that obligates the State to seek appropriations annually in future budgets and, if appropriated, to provide to GDC an amount each year sufficient to make all payments on the RRIF loan. Such payments are expected to be funded from the State’s General Fund. The legislation also includes the authorization to set aside funds quarterly in advance of payments due to GDC for the Hudson Tunnel Project.

The State’s share of the Gateway Hudson Tunnel Project is currently estimated at $1.3 billion, inclusive of financing costs, based on the July 2024 financial plan for the project. As of March 31, 2025 there was $14 million outstanding under the RRIF loan.

Borrowing Plan

Debt issuances totaling $9.1 billion are planned to finance capital project spending in FY 2026, an increase of $3.9 billion (73 percent) from FY 2025. The year-over-year growth is largely attributable to the increase in capital spending projected in FY 2026. Bond issuances in FY 2026 will finance capital commitments for economic development and housing ($1.7 billion), education ($1.4 billion), the environment ($993 million), health and mental hygiene ($871 million), State facilities and equipment ($881 million), and transportation ($3.3 billion).

Over the five-year Capital Plan, new debt issuances are projected to total $50.6 billion. This reflects the application of $13.6 billion of PAYGO to supplant bond issuances . New issuances are expected for economic development and housing ($9.3 billion), education facilities ($7.7 billion), the environment ($5.5 billion), mental hygiene and health care facilities ($4.8 billion), State facilities and equipment ($4.9 billion), and transportation infrastructure ($18.4 billion).

State-Related Debt Service Requirements

State-related debt service is projected at $1.5 billion in FY 2026, a decrease of $2.2 billion (59 percent) from FY 2025, which is affected by the prepayment of $2.8 billion in FY 2025 of future debt service costs and additional prepayments in previous fiscal years . The State is contractually required to make debt service payments prior to bondholder payment dates in most instances and may also elect to make payments earlier than contractually required. The State expects to use three principal bonding programs — Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation Bonds — to fund all bond-financed capital spending.

Adjusting for prepayments, State-related debt service is projected at $6.7 billion in FY 2026, an increase 8.2 percent from FY 2025. Over the five-year Capital Plan, adjusted debt service costs are expected to grow to $8.6 billion in FY 2030, an average annual increase of 6.8 percent from FY 2025.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Annual Comprehensive Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities issue bonds under two of the three primary State credits—PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangements for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

As of December 31, 2024 (with respect to JDA as of March 31, 2024), each of the 15 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $219 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

There have been severe financial and other adverse impacts on localities throughout the State, but particularly on the City and the surrounding counties as the initial epicenter of the COVID-19 pandemic. No attempt is made in this AIS to assess, at this time, the financial and healthcare impacts on the State’s localities.

While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels or to be continued in future FYs and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and its related issuers, to market securities successfully in the public credit markets.

The staffs of the Financial Control Board for the City, the Office of the State Deputy Comptroller, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities other than the City have experienced financial problems and have requested and received additional State assistance during the last several State FYs. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted from 2004 to date includes 32 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by OSC.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The City of Buffalo and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The Cities of Dunkirk and Newburgh operate under special State legislation that provides for fiscal oversight by the State Comptroller and the City of Yonkers must adhere to a Special Local Finance and Budget Act. The impact on the State of any possible requests in the future for additional oversight or financial assistance cannot be determined at this time and therefore is not included in the Financial Plan projections.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the AG, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. To date, the Restructuring Board is currently reviewing or has completed reviews for twenty-six municipalities. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in the State’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

Based on financial data filed with OSC for the local fiscal years ending in 2024, a total of 9 non-calendar fiscal year end local governments (all villages) and 22 school districts have been placed in a stress category by OSC. Additionally, of the local governments with a December 31, 2023 fiscal year end, 8 — including 3 cities and 5 towns — were placed in a fiscal stress category by OSC. The vast majority of local governments (98.7 percent) and school districts (96.7 percent) are not classified in a fiscal stress category.

The Monitoring System relies on data submitted to OSC by local governments in their Annual Financial Report (“AFR”). The AFR captures a local government’s annual revenue, expenditures, cash reserves, fund balance and outstanding debt for the period. From 2018 to 2023, the number of municipalities that failed to file their AFRs increased from 10 to 18 percent. Additional information on local governments that have failed to file an AFR is available on the OSC website at the following address: https://web.osc.state.ny.us/localgov/afr-non-filers/.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the end of temporary Federal stimulus funding; the pause or termination of Federal assistance programs; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; the economic ramifications of a pandemic; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and other claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, meaning in excess of $300 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in FY 2026 or thereafter. The State intends to describe newly initiated proceedings that the State deems to be material and existing proceedings that the State has subsequently deemed to be material, as well as any material and adverse developments in the listed proceedings, in quarterly updates and/or supplements to the AIS.

For the purpose of the “Litigation” section, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position . The State intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case-by-case basis, meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in FY 2026 or thereafter. The Basic Financial Statements for FY 2025, which OSC issued on July 28, 2025, reported possible and probable awards and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below; other proceedings for which there are unanticipated, unfavorable and material judgments; or the initiation of new proceedings could affect the ability of the State to maintain a balanced Financial Plan during FY 2026. The State believes that the Updated Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during FY 2026. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Financial Plan.

Real Property Claims

Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., 82 CV 783 (NDNY) (consolidated with 82 CV 1114, and 89 CV 829), is a consolidated action first instituted in 1982 under the federal Non-Intercourse Act. The tribe plaintiffs seek ejectment and monetary damages for their claim that approximately 2,000 acres over the area known as the Hogansburg Triangle in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The United States is an intervenor plaintiff due to the underlying claim that New York violated the Non-Intercourse Act when acquiring Mohawk lands.

In March 2022, the Court concluded that plaintiffs had established a prima facie case under the Non-Intercourse Act. The parties executed a final settlement agreement, which is currently awaiting Congressional approval. At this time, it is unknown what future financial impact this claim may have on the State’s Financial Plan.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), 8997-08 (Sup. Ct. Albany Cty.), plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education. In 2021, after trial and appeals, the Appellate Division, Third Department, held that plaintiffs demonstrated a violation of Article 11, § 1 in each of the subject school districts with respect to the at-risk student population. The Appellate Division remitted the matter to the Supreme Court for the State to determine the appropriate remedy. The Supreme Court subsequently determined that the State’s remedy was reasonable and terminated the case. Plaintiffs appealed and the matter awaits briefing and argument. At the time, it is unknown what future financial impact this claim may have on the State’s Financial Plan.

Compensation of Assigned Counsel

New York County Lawyers Ass’n, et al. v. State of New York, et al., 156916/2021 (Sup Ct. N.Y. Cty.), is a plenary action in which plaintiffs challenge the compensation rates paid pursuant to County Law Article 18-B, Section 245 of the Family Court Act, and Section 35 of the Judiciary Law for private counsel assigned to represent children and indigent adults. Plaintiffs asserted that the low rates prevent children and indigent adults from receiving their constitutional right to effective and meaningful legal representation and they sought declaratory and injunctive relief preventing the continued violation and setting new rates. In July 2022, the Court granted the plaintiffs’ requested preliminary injunction and ordered payment of an increased rate by the State and the City of New York of $158 per hour, retroactive to February 2, 2022. The preliminary injunction was silent on the funding structure for payment of the increased rates. Accordingly, the structure remained as established by statute, with the State responsible for increased costs to the Judiciary as applicable to the representation of children pursuant to Judiciary Law Section 35, while the City will be responsible for the increased costs to represent indigent adults in Family Court, Criminal Court, and other court proceedings in New York City as required by County Law Article 18-B. In May 2023, Governor Hochul signed a new budget bill that increased the hourly rate of compensation paid to all assigned counsel statewide to $158 per hour, with a cap of $10,000 per case, with changes retroactive to April 1, 2023. See Part GG of Chapter 56 of the Laws of 2023, FY 2024 Budget, Article VII, Education, Labor and Family Assistance. While plaintiffs received much of the relief requested, the matter remains open and plaintiffs have advised that they may seek further intervention. At this time, it is unknown what future financial impact this claim may have on the State’s Financial Plan.

New York State Bar Association v. State of New York, 16091/2022 (Sup. Ct. N.Y. Cty.), is a plenary action against the State as sole defendant, seeking the same relief as in the New York County Lawyers Association (“NYCLA”) litigation, but applicable to all 57 non-New York City counties. In January 2023, Plaintiffs moved for a preliminary injunction seeking a rate increase to $164 per hour, consistent with the current federal rate. In May 2023, Governor Hochul signed a new budget bill that increased the hourly rate of compensation paid to all assigned counsel statewide to $158 per hour, with a cap of $10,000 per case, with changes retroactive to April 1, 2023. See Part GG of Chapter 56 of the Laws of 2023, FY 2024 Budget, Article VII, Education, Labor and Family Assistance. Plaintiffs subsequently withdrew the preliminary injunction motion without prejudice. While plaintiffs received much of the relief requested, the matter remains open and plaintiffs have advised that they may seek further intervention. At this time, it is unknown what future financial impact this claim may have on the State’s Financial Plan.

Adult Survivors Act Claims

Under New York’s Adult Survivors Act (ASA), survivors of sexual assault that occurred when they were 18 or older were given one year to sue their abusers, regardless of when the abuse occurred. The one-year “lookback” window ran from November 24, 2022, through November 23, 2023. While the window was open, more than 1600 claims were filed against the State. Allegations include abuse from at least as early as the 1980’s and seek damages, in some cases, of up to $25 million. The State is evaluating the individual claims and anticipates beginning to settle ASA claims in 2025. Discovery is ongoing. At this time, it is unknown what future financial impact the remaining claims may have on the State’s Financial Plan.

Medicaid Services to Minors

In C.K., et al. v. McDonald, et al., 22 CV 1791 (EDNY), plaintiffs are four Medicaid-eligible children who suffer from various mental health issues and who claim that they are not provided legally required services. Plaintiffs assert violations of (1) the Medicaid Act’s “Reasonable Promptness” and “Early Periodic Screening, Diagnostic and Treatment” provisions; (2) the Americans with Disabilities Act’s integration mandate and prohibition on discrimination based on disability; and (3) the Rehabilitation Act’s similar requirements. After filing the complaint in 2022, plaintiffs filed a motion seeking class certification of two statewide classes. The Court certified the classes in February 2024. The Court stayed litigation deadlines while the parties negotiated settlement. The Court now has given preliminary approval to the parties’ settlement agreement, which is subject to final approval. At this time, it is unknown what future financial impact this claim may have on the State’s Financial Plan.

*****

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York State PITs. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Part C

OTHER INFORMATION

Item 28. Exhibits

(a)

(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2011.

(2) Amended and Restated Designation of Series of Shares of Beneficial interests in the Registrant, effective as of April 22, 2020, and Amended and Restated Designation of Classes, effective as of June 24, 2021, and in each case incorporated into the Declaration of Trust, are incorporated herein by reference to Post-Effective Amendment No. 386 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 22, 2021 (“Post-Effective Amendment No. 386”).

(b)

The Registrant’s Bylaws, as amended and restated as of April 14, 2020, are incorporated herein by reference to Post-Effective Amendment No. 370 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 23, 2020.

(c)

Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated herein by reference to Exhibits (a) and (b) of this Item 28.

(d)

(1) Management Agreement between the Registrant, on behalf of Western Asset Ultra-Short Income Fund and Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC) dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 24, 2020 (“Post-Effective Amendment No. 376”).

(2) Management Agreement between the Registrant, on behalf of Western Asset California Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(3) Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(4) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(5) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(6) Management Agreement between the Registrant, on behalf of Western Asset Income Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(7) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity California Municipals Fund and FTFA dated November 6, 2020, is incorporated herein by reference to Post-Effective Amendment No. 379 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 17, 2020 (“Post-Effective Amendment No. 379”).

(8) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity New York Municipals Fund and FTFA dated August 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 378 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 25, 2020 (“Post-Effective Amendment No. 378”).

(9) Management Agreement between the Registrant, on behalf of Western Asset Intermediate-Term Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(10) Management Agreement between the Registrant, on behalf of Western Asset Managed Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(11) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(12) Management Agreement between the Registrant, on behalf of Western Asset Mortgage Total Return Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(13) Management Agreement between the Registrant, on behalf of Western Asset Municipal High Income Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(14) Management Agreement between the Registrant, on behalf of Western Asset New Jersey Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(15) Management Agreement between the Registrant, on behalf of Western Asset New York Municipals Fund and FTFA dated August 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 378.

(16) Management Agreement between the Registrant, on behalf of Western Asset Oregon Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(17) Management Agreement between the Registrant, on behalf of Western Asset Pennsylvania Municipals Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(18) Management Agreement between the Registrant, on behalf of Western Asset Short Duration High Income Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(19) Management Agreement between the Registrant, on behalf of Western Asset Short Duration Municipal Income Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(20) Management Agreement between the Registrant, on behalf of Western Asset Short-Term Bond Fund and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(21) Subadvisory Agreement between FTFA and Western Asset Management Company, LLC (“WAM”), with respect to Western Asset Ultra-Short Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(22) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset California Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(23) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Corporate Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(24) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(25) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAMCL”), with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(26) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(27) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(28) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(29) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(30) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(31) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(32) Subadvisory Agreement between WAM and Western Asset Management Company Ltd. (“Western Japan”), with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(33) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(34) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Intermediate Maturity California Municipals Fund dated November 6, 2020 is incorporated herein by reference to Post-Effective Amendment No. 379.

(35) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Intermediate Maturity New York Municipals Fund dated August 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 378.

(36) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Intermediate-Term Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(37) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Managed Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(38) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Massachusetts Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(39) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Mortgage Total Return Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(40) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Municipal High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(41) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset New Jersey Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(42) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset New York Municipals Fund dated August 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 378.

(43) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Oregon Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(44) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Pennsylvania Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(45) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Short Duration High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(46) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short Duration High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(47) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Short Duration Municipal Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(48) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Short-Term Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(49) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short-Term Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(50) Letter Agreement dated May 13, 2022, by and between FTFA and WAM, is incorporated herein by reference to Post-Effective Amendment No. 392 to Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 23, 2022.

(e)

Distribution Agreement between the Registrant and Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), on behalf of Western Asset Ultra-Short Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Emerging Markets Debt Fund, Western Asset Global High Yield Bond Fund, Western Asset Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Mortgage Total Return Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration High Income Fund, Western Asset Short Duration Municipal Income Fund and Western Asset Short-Term Bond Fund dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(f)

(1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g)

(1) Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 22, 2018 (“Post-Effective Amendment No. 338”).

(2) Amendment to Custodian Services Agreement with The Bank of New York Mellon, dated as of March 1, 2022, is incorporated herein by reference to Post-Effective Amendment No. 389 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 22, 2022 (“Post-Effective Amendment No. 389”).

(3) Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(4) Amendment to Fund Accounting Services Agreement with The Bank of New York Mellon, dated as of March 1, 2022, is incorporated herein by reference to Post-Effective Amendment No. 389.

(h)

(1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Form of Transfer Agent and Shareholder Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 387 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 24, 2022.

(3) Board Resolutions regarding Expense Limitation Arrangements are incorporated herein by reference to Post-Effective Amendment No. 414 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 24, 2025.

(4) Form of Fund of Funds Investment Agreement is incorporated herein by reference to Post-Effective Amendment No. 407.

(i)

(1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Inflation Management Fund) and Class FI shares of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008.

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) and Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund); and Class R Shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Investment Grade Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) and Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) and Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 11, 2008.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008.

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008.

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), Class FI shares of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) and Class R shares of Western Asset High Income Fund (formerly, Legg Mason Western Asset High Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”) .

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 30, 2009.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 27, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Core Bond Fund (formerly, Legg Mason Western Asset Core Bond Fund), Western Asset Core Plus Bond Fund (formerly, Legg Mason Western Asset Core Plus Bond Fund), Western Asset High Income Fund (formely, Legg Mason Western Asset High Income Fund) and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2009.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Short-Term Bond Fund (formely, Legg Mason Western Asset Short-Term Bond Fund) and Western Asset Mortgage Total Return Fund (formerly, Western Asset Mortgage Backed Securities Fund) is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(16) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) and Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), Class IS shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund), Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Mortgage Total Return Fund (formerly, Western Asset Mortgage Backed Securities Fund), Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund) and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), and Class R and Class R1 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 30, 2012.

(17) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 29, 2013.

(18) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Short Duration High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2013.

(19) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2015.

(20) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Intermediate-Term Municipals Fund and Western Asset Managed Municipals is incorporated herein by reference to Post-Effective Amendment No. 319 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2017.

(21) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset California Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 20, 2017.

(22) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 328 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 20, 2017.

(23) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Oregon Municipals Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Massachusetts Municipals Fund and Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 330 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 22, 2017.

(24) Opinion and Consent of Venable LLP as to the legality of Class C2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 379.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)

Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Ultra-Short Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Total Return Fund, Western Asset Short Duration High Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Income Fund, and Western Asset Emerging Markets Debt Fund, dated as of July 21, 2020, is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on July 22, 2020.

(n)

Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007.

(o)	(1) Power of Attorney, dated January 5, 2026, is filed herewith.

(2) Power of Attorney, dated January 5, 2026, is filed herewith.

(3) Power of Attorney, dated January 5, 2026, is filed herewith.

(p)	(1) Franklin Distributors, LLC Broker-Dealer Personal Trading Policy is incorporated herein by reference to Post-Effective Amendment No. 386.

(2) Code of Ethics of WAM, WAMCL, Western Singapore and certain supervised affiliates is incorporated herein by reference to Post-Effective Amendment No. 401.

(3) Code of Ethics of Western Japan dated October 27, 2021 is incorporated herein by reference to Post-Effective Amendment No. 389.

(4) Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 22, 2016.

(5) Franklin Templeton Personal Investments and Insider Trading Policy, dated November 17, 2025, is filed herewith.

101.INS XBRL	Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH XBRL	Taxonomy Extension Schema Document

101.CAL XBRL	Taxonomy Extension Calculation Linkbase Document

101.DEF XBRL	Taxonomy Extension Definition Linkbase Document

101.LAB XBRL	Taxonomy Extension Labels Linkbase Document

101.PRE XBRL	Taxonomy Extension Presentation Linkbase Document

Item 29. Persons Controlled by or under Common Control with the Registrant

None

Item 30. Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), its officers, directors and employees and any person who controls Franklin Distributors within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Franklin Distributors, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Franklin Distributors or such other parties against any liability to the Registrant or its shareholders to which Franklin Distributors or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31. Business and Other Connections of Investment Advisers

Franklin Templeton Fund Adviser, LLC (“FTFA”)

FTFA is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”) and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). During the last two fiscal years, the directors and officers of FTFA have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of FTFA are listed in Schedules A and D of Form ADV filed by FTFA pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-66785). FTFA is located at One Madison Avenue, New York, New York 10010.

Western Asset Management Company, LLC (“Western Asset”)

Western Asset is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Asset are listed in Schedules A and D of Form ADV filed by Western Asset pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-8162). Western Asset is located at 385 E. Colorado Blvd, Pasadena, CA 91101.

Western Asset Management Company Limited (“WAMCL”)

WAMCL is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of WAMCL have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of WAMCL are listed in Schedules A and D of Form ADV filed by WAMCL pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-21068). WAMCL is located at 10 Exchange Square, Primrose Street, London, EC2A 2EN United Kingdom.

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

Western Singapore is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Singapore have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Singapore are listed in Schedules A and D of Form ADV filed by Western Singapore pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-67298). Western Singapore is located at 1 George Street #23-01, Singapore, 049145.

Western Asset Management Company Ltd. (“Western Japan”)

Western Japan is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Japan have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Japan are listed in Schedules A and D of Form ADV filed by Western Japan pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-68224). Western Japan is located at 5-1 Marunouchi 1-Chome, Chiyoda-Ku, Tokyo, 100-6536, Japan.

Item 32. Principal Underwriters

(a) Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants:

Franklin Alternative Strategies Funds

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin ETF Trust

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Municipal Securities Trust
Franklin Mutual Series Funds
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Series
Franklin Tax-Free Trust
Franklin Templeton ETF Trust
Franklin Templeton Trust
Franklin Templeton Variable Insurance Products Trust
Franklin U.S. Government Money Fund
Franklin Value Investors Trust
Institutional Fiduciary Trust
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds
George Putnam Balanced Fund
Putnam Asset Allocation Funds
Putnam Convertible Securities Fund
Putnam Diversified Income Trust
Putnam ETF Trust
Putnam Focused International Equity Fund
Putnam Funds Trust
Putnam Global Health Care Fund
Putnam Global Income Trust
Putnam High Yield Fund
Putnam Income Fund
Putnam International Equity Fund
Putnam Investment Funds
Putnam Large Cap Value Fund
Putnam Money Market Fund
Putnam Mortgage Securities Fund
Putnam Sustainable Leaders Fund
Putnam Target Date Funds
Putnam Tax-Free Income Trust
Putnam Variable Trust
Legg Mason ETF Investment Trust
Legg Mason Global Asset Management Trust
Legg Mason Partners Income Trust
Legg Mason Partners Institutional Trust
Legg Mason Partners Investment Trust
Legg Mason Partners Money Market Trust
Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Income Trust
Western Asset Funds, Inc.

Franklin Distributors is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of Franklin Distributors is listed below:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER – FRANKLIN DISTRIBUTORS	POSITIONS AND OFFICES WITH REGISTRANT

Daniel Ernesto Gamba	Chief Executive Officer	None

One Madison Avenue

New York, NY 10010

Jeffrey Masom	President	None

1201 Wills Street

Baltimore, MD 21231

Kenneth Cieprisz	Vice President and Chief Compliance Officer	None

One Madison Avenue

New York, NY 10010

David Paterson	Chief Financial Officer and Designated Financial Principal	None

One Franklin Parkway

San Mateo, CA 94403

(c) Not applicable.

Item 33. Location of Accounts and Records

With respect to the Registrant:

Legg Mason Partners Income Trust
One Madison Avenue
New York, NY 10010

With respect to the Registrant’s Investment Advisers:

Franklin Templeton Fund Adviser, LLC
One Madison Avenue
New York, NY 10010

Western Asset Management Company, LLC
385 East Colorado Boulevard
Pasadena, CA 91101

Western Asset Management Company Limited
10 Exchange Square
Primrose Street
London EC2A2EN
United Kingdom

Western Asset Management Company Ltd.
5-1 Marunouchi
1-Chome Chiyoda-Ku
Tokyo 100-6536
Japan

Western Asset Management Company Pte. Ltd.

1 George Street, #23-01

Singapore 049145

With respect to the Registrant’s Custodian:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

With respect to the Registrant’s Transfer Agent:

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670

With respect to the Registrant’s Distributor:

Franklin Distributors, LLC

One Franklin Parkway San Mateo, CA 94403-1906

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 25th day of March, 2026.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Massachusetts Municipals Fund

By:	/s/ Jane E. Trust
Jane E. Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on this 25th day of March, 2026.

Signature	Title

/s/ Jane E. Trust	President, Chief Executive Officer
Jane E. Trust	and Trustee

/s/ Christopher Berarducci	Principal Financial Officer and
Christopher Berarducci	Treasurer

/s/ Robert Abeles, Jr.*
Robert Abeles, Jr.	Trustee

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Anita L. DeFrantz*	Trustee
Anita L. DeFrantz

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Ronald L. Olson*	Trustee
Ronald L. Olson

/s/ Avedick B. Poladian*	Trustee
Avedick B. Poladian

/s/ William E.B. Siart*	Trustee
William E.B. Siart

/s/ Jaynie M. Studenmund*
Jaynie M. Studenmund	Trustee

/s/ Peter J. Taylor*
Peter J. Taylor	Trustee

/s/ Michael Larson*	Trustee
Michael Larson

*By:	/s/ Jane E. Trust
Jane E. Trust

*	Attorney in Fact, pursuant to Power of Attorney.

Exhibit Index

(j)	Consent of Independent Registered Public Accounting Firm

(o)(1)	Power of Attorney, dated January 5, 2026

(o)(2)	Power of Attorney, dated January 5, 2026

(o)(3)	Power of Attorney, dated January 5, 2026

(p)(5)	Franklin Templeton Personal Investments and Inside Trading Policy, dated November 17, 2025

EX-101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document